UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number811-04367

Columbia Funds Series Trust I

(Exact name of registrant as specified in charter)

290 Congress Street

Boston, MA 02210

(Address of principal executive offices) (Zip code)

Daniel J. Beckman

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

(Name and address of agent for service)

Registrant's telephone number, including area code:   (800) 345-6611

Date of fiscal year end:  April 30

Date of reporting period:  April 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100  F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
April 30, 2022
Columbia Bond Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Bond Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Bond Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks current income, consistent with minimal fluctuation of principal.
Portfolio management
Jason Callan
Lead Portfolio Manager
Managed Fund since 2016
Gene Tannuzzo, CFA
Portfolio Manager
Managed Fund since 2017
Alex Christensen, CFA
Portfolio Manager
Managed Fund since March 2021
Average annual total returns (%) (for the period ended April 30, 2022)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	03/31/08	-10.02	1.32	1.70
	Including sales charges		-14.29	0.35	1.20
Advisor Class*		11/08/12	-9.81	1.57	1.95
Class C	Excluding sales charges	03/31/08	-10.71	0.56	0.97
	Including sales charges		-11.60	0.56	0.97
Institutional Class		01/09/86	-9.80	1.57	1.95
Institutional 2 Class*		11/08/12	-9.74	1.68	2.04
Institutional 3 Class		07/15/09	-9.70	1.73	2.11
Class R		11/16/11	-10.28	1.06	1.44
Class V	Excluding sales charges	03/07/11	-9.93	1.41	1.80
	Including sales charges		-14.20	0.43	1.30
Bloomberg U.S. Aggregate Bond Index			-8.51	1.20	1.73
Returns for Class A and Class V shares are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charges for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. Effective August 24, 2021, the Bloomberg Barclays U.S. Aggregate Bond Index was re-branded as the Bloomberg U.S. Aggregate Bond Index.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Bond Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (April 30, 2012 — April 30, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at April 30, 2022)
Asset-Backed Securities — Non-Agency	15.0
Commercial Mortgage-Backed Securities - Agency	0.5
Commercial Mortgage-Backed Securities - Non-Agency	15.7
Common Stocks	0.0(a)
Corporate Bonds & Notes	15.8
Money Market Funds	3.9
Options Purchased Calls	0.0(a)
Options Purchased Puts	0.7
Residential Mortgage-Backed Securities - Agency	19.6
Residential Mortgage-Backed Securities - Non-Agency	28.6
U.S. Treasury Obligations	0.2
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at April 30, 2022)
AAA rating	18.8
AA rating	13.9
A rating	21.2
BBB rating	22.1
BB rating	0.0(a)
Not rated	24.0
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Bond Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
At April 30, 2022, approximately 49.68% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended April 30, 2022, Class A shares of Columbia Bond Fund returned -10.02% excluding sales charges. The Fund underperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, which returned -8.51% for the same period.
Market overview
Entering the period, risk sentiment continued to be supported by the dovish posture of the U.S. Federal Reserve (Fed). The central bank’s messaging indicated that it viewed increases in inflation above the traditional 2% target as “transitory” and largely driven by pandemic-related supply chain issues. As such, the Fed felt justified in maintaining accommodative policies, including keeping the fed funds target rate, the benchmark overnight lending rate, near zero and engaging in bond purchases to keep longer term borrowing costs low as well. Against this backdrop, credit-oriented areas of the bond markets outperformed as investors sought yield in a low-rate environment.
November of 2021 witnessed a shift in the Fed’s messaging to acknowledge that inflation had become more entrenched than previously believed. The Fed began to taper its bond purchases and signaled that it would begin to raise short-term rates in 2022.
Inflation readouts remained historically high entering the new year. These concerns were compounded as Russia’s late-February invasion of Ukraine exacerbated global supply chain issues and led to a spike in already high prices for oil and other commodities. As a result, expectations for the pace of Fed tightening for the remainder of the year increased, leading market interest rates higher and weakening credit sentiment.
As signaled, in mid-March 2022, the Fed implemented a quarter-point hike in short-term rates, the first such increase since December 2018. The Fed also formally ended its quantitative easing program and signaled it would soon begin reducing its holdings of Treasuries and agency mortgage-backed securities by reinvesting a lower proportion of the proceeds from maturing securities. March saw China launch a new round of COVID-related lockdowns, leading to a further deterioration in the global outlook for both growth and inflation.
For the 12-month period, yields rose along the length of the U.S. Treasury curve and the curve flattened as increases were most significant for shorter maturities. To illustrate, the two-year Treasury yield rose 254 basis points from 0.16% to 2.70%, the 10-year yield rose 124 basis points from 1.65% to 2.89%, and the 30-year yield rose 66 basis points from 2.30% to 2.96%. (A basis point is 1/100 of a percent.)
The Fund’s notable detractors during the period
•	In broad terms, the Fund’s approach to balancing risk exposures across credit-oriented sectors and between credit risk and interest rate risk was less effective than we have seen historically as interest rates moved sharply higher and credit sentiment weakened in early 2022.
•	The Fund’s underperformance relative to the benchmark was largely the result of positioning with respect to interest rates. Specifically, the Fund had an above-benchmark stance with respect to duration and corresponding interest rate sensitivity as Treasury yields spiked in the first quarter of 2022. In addition, the Fund was overweight the front end of the curve which was most impacted by rising yields.
•	From an asset allocation perspective, the Fund’s underweight to Treasuries weighed on relative performance as investor risk aversion increased entering 2022.
•	Security selection within investment-grade corporates detracted as a tilt toward longer maturities had a negative impact as credit spreads widened in early 2022.
Columbia Bond Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
The Fund’s notable contributors during the period
•	Overall sector allocation had a positive impact on performance relative to the benchmark. Most notably, the Fund’s exposure to non-agency mortgage-backed securities benefited return as the segment continued to be supported by a strong housing market and resilient consumer demand.
•	While security selection had an essentially neutral impact on performance overall, selection was positive within asset-backed securities where a focus on high quality collateralized loan obligations proved beneficial.
Derivative usage
The Fund invested in highly-liquid, widely traded Treasury futures and interest rate swap contracts to help manage portfolio duration. We believe that these enable us to efficiently implement our yield curve opinions and offset unintended yield curve impacts from other investments in the portfolio. We also used indexed exposure to credit default swaps to manage the Fund’s overall level of credit risk. On a standalone basis, the Fund’s use of derivatives had a net negative impact on performance.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Bond Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2021 — April 30, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	898.20	1,021.09	3.64	3.88	0.77
Advisor Class	1,000.00	1,000.00	899.20	1,022.34	2.46	2.62	0.52
Class C	1,000.00	1,000.00	894.70	1,017.35	7.18	7.64	1.52
Institutional Class	1,000.00	1,000.00	899.30	1,022.34	2.46	2.62	0.52
Institutional 2 Class	1,000.00	1,000.00	899.60	1,022.69	2.13	2.27	0.45
Institutional 3 Class	1,000.00	1,000.00	899.80	1,022.94	1.89	2.02	0.40
Class R	1,000.00	1,000.00	896.80	1,019.85	4.82	5.14	1.02
Class V	1,000.00	1,000.00	898.70	1,021.59	3.17	3.38	0.67
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Bond Fund | Annual Report 2022	7

Portfolio of Investments
April 30, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 18.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ACM Auto Trust(a)
Subordinated Series 2022-1A Class C
04/20/2029	5.480%	3,750,000	3,752,649
American Credit Acceptance Receivables Trust(a)
Subordinated Series 2022-2 Class C
06/13/2028	4.410%	5,000,000	5,014,871
Ares LVIII CLO Ltd.(a),(b)
Series 2020-58A Class DR
3-month Term SOFR + 3.200% Floor 3.200% 01/15/2035	4.046%	3,000,000	2,974,233
Avant Loans Funding Trust(a)
Subordinated Series 2021-REV1 Class B
07/15/2030	1.640%	3,950,000	3,774,759
Bain Capital Credit CLO Ltd.(a),(b)
Series 2018-1A Class B
3-month USD LIBOR + 1.400% 04/23/2031	2.584%	2,000,000	1,955,150
Series 2020-5A Class A1
3-month USD LIBOR + 1.220% Floor 1.220% 01/20/2032	2.283%	10,000,000	9,940,260
Series 2020-5A Class C
3-month USD LIBOR + 2.350% Floor 2.350% 01/20/2032	3.413%	4,480,000	4,365,469
Carlyle Group LP(a),(b)
Series 2017-5A Class A2
3-month USD LIBOR + 1.400% 01/20/2030	2.463%	2,000,000	1,953,126
Carlyle US CLO Ltd.(a),(b)
Series 2020-2A Class CR
3-month USD LIBOR + 3.200% Floor 3.200% 01/25/2035	3.458%	1,850,000	1,817,978
Cent CLO Ltd.(a),(b)
Series 2018-C17A Class A2R
3-month USD LIBOR + 1.600% Floor 1.600% 04/30/2031	1.899%	1,800,000	1,776,478
Consumer Loan Underlying Bond CLUB Credit Trust(a)
Subordinated Series 2020-P1 Class B
03/15/2028	2.920%	64,733	64,748
Consumer Underlying Bond Securitization(a)
Series 2018-1 Class A
02/17/2026	4.790%	175,466	175,535
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Dryden 83 CLO Ltd.(a),(b)
Series 2020-83A Class C
3-month USD LIBOR + 2.150% Floor 2.150% 01/18/2032	3.194%	5,000,000	4,965,410
Dryden 86 CLO Ltd.(a),(b)
Series 2020-86A Class BR
3-month USD LIBOR + 1.700% Floor 1.700% 07/17/2034	2.744%	1,250,000	1,228,597
Dryden CLO Ltd.(a),(b)
Series 2018-57A Class B
3-month USD LIBOR + 1.350% Floor 1.350% 05/15/2031	1.856%	1,250,000	1,230,027
GLS Auto Receivables Issuer Trust(a)
Subordinated Series 2020-3A Class C
05/15/2025	1.920%	3,000,000	2,985,393
LendingPoint Asset Securitization Trust(a)
Series 2021-1 Class A
04/15/2027	1.750%	514,750	514,709
Series 2021-A Class A
12/15/2028	1.000%	4,201,453	4,176,600
Series 2021-B Class A
02/15/2029	1.110%	3,248,232	3,192,432
LendingPoint Pass-Through Trust(a)
Series 2022-ST1 Class A
03/15/2028	2.500%	3,711,564	3,611,754
LL ABS Trust(a)
Series 2021-1A Class A
05/15/2029	1.070%	1,464,357	1,399,063
Lucali CLO Ltd.(a),(b)
Series 2020-1A Class C
3-month USD LIBOR + 2.200% Floor 2.200% 01/15/2033	2.441%	6,500,000	6,444,522
Series 2020-1A Class D
3-month USD LIBOR + 3.600% Floor 3.600% 01/15/2033	3.841%	1,500,000	1,471,125
Madison Park Funding XXIV Ltd.(a),(b)
Series 2016-24A Class BR
3-month USD LIBOR + 1.750% 10/20/2029	2.813%	5,000,000	4,998,230
Madison Park Funding XXVII Ltd.(a),(b)
Series 2018-27A Class A2
3-month USD LIBOR + 1.350% 04/20/2030	2.413%	3,700,000	3,644,896
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
April 30, 2022
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Marlette Funding Trust(a)
Series 2021-1A Class B
06/16/2031	1.000%	1,800,000	1,764,861
Subordinated Series 2019-4A Class B
12/17/2029	2.950%	2,882,922	2,882,620
Octagon Investment Partners 35 Ltd.(a),(b)
Series 2018-1A Class A2
3-month USD LIBOR + 1.400% Floor 1.400% 01/20/2031	2.463%	1,820,000	1,794,802
Octagon Investment Partners XXII Ltd.(a),(b)
Series 2014-1A Class BRR
3-month USD LIBOR + 1.450% Floor 1.450% 01/22/2030	2.586%	4,000,000	3,964,080
Octane Receivables Trust(a)
Series 2019-1A Class A
09/20/2023	3.160%	3,258	3,260
OneMain Financial Issuance Trust(a)
Series 2018-1A Class A
03/14/2029	3.300%	156,618	156,719
Oportun Issuance Trust(a)
Series 2021-B Class A
05/08/2031	1.470%	6,800,000	6,574,803
OZLM XXI(a),(b)
Series 2017-21A Class A1
3-month USD LIBOR + 1.150% 01/20/2031	2.213%	7,500,000	7,462,492
Pagaya AI Debt Selection Trust(a)
Series 2019-3 Class A
11/16/2026	3.821%	282,240	282,512
Series 2020-3 Class B
05/17/2027	3.220%	3,000,000	2,991,467
Series 2021-1 Class A
11/15/2027	1.180%	7,469,023	7,344,572
Series 2021-3 Class A
05/15/2029	1.150%	6,191,146	6,064,314
Series 2021-5 Class A
08/15/2029	1.530%	4,352,860	4,241,919
Pagaya AI Debt Trust(a)
Subordinated Series 2022-1 Class B
10/15/2029	3.344%	2,200,000	2,073,806
Research-Driven Pagaya Motor Asset Trust IV(a)
Series 2021-2A Class A
03/25/2030	2.650%	2,507,684	2,395,892
RR 1 LLC(a),(b)
Series 2017-1A Class A2B
3-month USD LIBOR + 1.600% Floor 1.600% 07/15/2035	2.644%	10,000,000	9,849,490
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
RR 3 Ltd.(a),(b)
Series 2014-14A Class A1R2
3-month USD LIBOR + 1.090% Floor 1.090% 01/15/2030	2.134%	4,500,000	4,480,546
Theorem Funding Trust(a)
Series 2021-1A Class A
12/15/2027	1.210%	3,770,463	3,708,183
Series 2022-1A Class A
02/15/2028	1.850%	1,807,709	1,784,040
Upstart Pass-Through Trust(a),(c)
Series 2020-ST4 Class A
11/20/2026	3.250%	1,194,672	1,196,352
Series 2021-ST10 Class A
01/20/2030	2.250%	5,464,797	5,347,659
Upstart Pass-Through Trust(a)
Series 2021-ST1 Class A
02/20/2027	2.750%	1,251,540	1,223,043
Series 2021-ST6 Class A
08/20/2027	1.850%	4,303,349	4,133,283
Series 2021-ST9 Class A
11/20/2029	1.700%	2,584,570	2,471,915
Upstart Securitization Trust(a)
Series 2021-1 Class B
03/20/2031	1.890%	4,250,000	4,131,467
Series 2021-3 Class A
07/20/2031	0.830%	6,263,164	6,139,726
Series 2021-4 Class A
09/20/2031	0.840%	4,225,011	4,094,633
Subordinated Series 2020-3 Class B
11/20/2030	3.014%	4,000,000	3,916,827
Subordinated Series 2021-5 Class B
11/20/2031	2.490%	5,000,000	4,602,271
Total Asset-Backed Securities — Non-Agency (Cost $187,965,281)			184,505,568

Commercial Mortgage-Backed Securities - Agency 0.6%

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(d)
Series 2017-K070 Class A2
11/25/2027	3.303%	1,000,000	1,003,168
Federal National Mortgage Association(d)
Series 2017-M15 Class ATS2
11/25/2027	3.209%	4,491,079	4,434,652
Government National Mortgage Association(d),(e)
Series 2019-147 Class IO
06/16/2061	0.419%	5,918,583	265,190
Total Commercial Mortgage-Backed Securities - Agency (Cost $6,114,860)			5,703,010

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
April 30, 2022
Commercial Mortgage-Backed Securities - Non-Agency 18.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
American Homes 4 Rent Trust(a)
Series 2014-SFR2 Class A
10/17/2036	3.786%	2,366,930	2,349,637
Series 2014-SFR3 Class A
12/17/2036	3.678%	2,942,798	2,900,492
BAMLL Commercial Mortgage Securities Trust(a),(d)
Series 2013-WBRK Class A
03/10/2037	3.652%	1,350,000	1,315,828
BAMLL Commercial Mortgage Securities Trust(a),(b)
Series 2018-DSNY Class A
1-month USD LIBOR + 0.850% Floor 0.850% 09/15/2034	1.405%	4,500,000	4,409,744
Series 2019-RLJ Class D
1-month USD LIBOR + 1.950% Floor 1.950% 04/15/2036	2.504%	1,300,000	1,251,681
Subordinated Series 2018-DSNY Class B
1-month USD LIBOR + 1.150% Floor 1.150% 09/15/2034	1.705%	9,325,000	9,044,498
Subordinated Series 2018-DSNY Class D
1-month USD LIBOR + 1.700% Floor 1.700% 09/15/2034	2.255%	1,000,000	957,393
BBCMS Trust(a),(b)
Series 2018-BXH Class A
1-month USD LIBOR + 1.000% Floor 1.000% 10/15/2037	1.554%	2,503,753	2,453,589
Subordinated Series 2018-BXH Class D
1-month USD LIBOR + 2.000% Floor 2.000% 10/15/2037	2.554%	2,000,000	1,928,321
BFLD Trust(a),(b)
Series 2019-DPLO Class A
1-month USD LIBOR + 1.090% Floor 1.091% 10/15/2034	1.644%	3,000,000	2,966,472
BHMS Mortgage Trust(a),(b)
Series 2018-ATLS Class A
1-month USD LIBOR + 1.250% Floor 1.250% 07/15/2035	1.805%	3,000,000	2,947,849
Braemar Hotels & Resorts Trust(a),(b)
Series 2018-PRME Class A
1-month USD LIBOR + 0.820% Floor 0.820% 06/15/2035	1.375%	8,000,000	7,845,660
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BX Commercial Mortgage Trust(a)
Series 2020-VIV4 Class A
03/09/2044	2.843%	7,500,000	6,724,878
BX Trust(a),(b)
Series 2018-GW Class A
1-month USD LIBOR + 0.800% Floor 0.800% 05/15/2035	1.354%	5,950,000	5,837,837
Series 2019-ATL Class C
1-month USD LIBOR + 1.587% Floor 1.587%, Cap 1.587% 10/15/2036	2.141%	823,000	798,471
Subordinated Series 2019-ATL Class D
1-month USD LIBOR + 1.887% Floor 1.887% 10/15/2036	2.441%	747,000	721,025
BX Trust(a)
Series 2019-OC11 Class A
12/09/2041	3.202%	3,400,000	3,162,662
CHT Mortgage Trust(a),(b)
Series 2017-CSMO Class B
1-month USD LIBOR + 1.400% Floor 1.200% 11/15/2036	1.954%	8,450,000	8,406,101
Series 2017-CSMO Class C
1-month USD LIBOR + 1.500% Floor 1.350% 11/15/2036	2.054%	1,600,000	1,592,215
Series 2017-CSMO Class D
1-month USD LIBOR + 2.250% Floor 2.100% 11/15/2036	2.804%	2,000,000	1,988,492
Citigroup Commercial Mortgage Trust(a),(d)
Subordinated Series 2020-420K Class D
11/10/2042	3.422%	2,250,000	1,842,718
CLNY Trust(a),(b)
Series 2019-IKPR Class A
1-month USD LIBOR + 1.129% Floor 1.129% 11/15/2038	1.683%	1,000,000	980,102
COMM Mortgage Trust(a),(d)
Series 2020-CBM Class D
02/10/2037	3.754%	1,750,000	1,649,450
Corevest American Finance Trust(a)
Series 2020-4 Class A
12/15/2052	1.174%	17,718,312	16,158,387
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Series 2014-USA Class A2
09/15/2037	3.953%	6,220,000	6,018,046

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
April 30, 2022
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Extended Stay America Trust(a),(b)
Series 2021-ESH Class C
1-month USD LIBOR + 1.700% Floor 1.700% 07/15/2038	2.097%	10,659,397	10,505,013
Hilton USA Trust(a),(d)
Subordinated Series 2016-HHV Class C
11/05/2038	4.333%	1,700,000	1,641,867
Hilton USA Trust(a)
Subordinated Series 2016-SFP Class D
11/05/2035	4.927%	1,646,000	1,618,217
Independence Plaza Trust(a)
Series 2018-INDP Class B
07/10/2035	3.911%	4,000,000	3,890,439
Invitation Homes Trust(a),(b)
Series 2018-SFR2 Class A
1-month USD LIBOR + 0.900% Floor 0.900% 06/17/2037	1.091%	582,144	581,608
Series 2018-SFR2 Class C
1-month USD LIBOR + 1.280% Floor 1.280% 06/17/2037	1.471%	370,767	368,972
Subordinated Series 2018-SFR4 Class C
1-month USD LIBOR + 1.400% Floor 1.400% 01/17/2038	1.954%	1,999,908	1,991,096
JPMorgan Chase Commercial Mortgage Securities Trust(a),(d)
Subordinated Series 2021-2NU Class C
01/05/2040	2.146%	1,750,000	1,494,862
Morgan Stanley Capital I Trust(a),(d)
Series 2019-MEAD Class D
11/10/2036	3.283%	1,200,000	1,107,297
New Residential Mortgage Loan Trust(a)
Series 2022-SFR1 Class A
02/17/2039	2.400%	6,200,000	5,775,983
One New York Plaza Trust(a),(b)
Subordinated Series 2020-1NYP Class B
1-month USD LIBOR + 1.500% Floor 1.500% 01/15/2036	2.054%	15,000,000	14,769,781
Subordinated Series 2020-1NYP Class C
1-month USD LIBOR + 2.200% Floor 2.200% 01/15/2036	2.754%	5,000,000	4,935,058
Progress Residential Trust(a)
Series 2020-SFR1 Class E
04/17/2037	3.032%	1,800,000	1,689,296
Series 2020-SFR3 Class B
10/17/2027	1.495%	4,000,000	3,605,328
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2020-SFR3 Class C
10/17/2027	1.695%	6,250,000	5,652,767
Series 2022-SFR1 Class A
02/17/2041	2.709%	3,000,000	2,749,940
Progress Residential Trust(a),(c),(f)
Subordinated Series 2022-SFR4 Class B
05/17/2041	4.788%	6,000,000	5,960,625
SFO Commercial Mortgage Trust(a),(b)
Series 2021-555 Class A
1-month USD LIBOR + 1.150% Floor 1.150% 05/15/2038	1.704%	8,000,000	7,830,497
Tricon American Homes(a)
Series 2020-SFR1 Class C
07/17/2038	2.249%	7,000,000	6,356,314
UBS Commercial Mortgage Trust(a),(b)
Series 2018-NYCH Class A
1-month USD LIBOR + 0.850% Floor 0.851% 02/15/2032	1.404%	1,737,226	1,720,781
Series 2018-NYCH Class B
1-month USD LIBOR + 1.250% Floor 1.250% 02/15/2032	1.804%	900,000	891,039
Wells Fargo Commercial Mortgage Trust(a),(b)
Series 2017-SMP Class A
1-month USD LIBOR + 0.875% Floor 0.875% 12/15/2034	1.429%	4,720,000	4,662,196
Series 2020-SDAL Class D
1-month USD LIBOR + 2.090% Floor 2.090%, Cap 4.500% 02/15/2037	2.644%	5,600,000	5,380,048
Subordinated Series 2017-SMP Class C
1-month USD LIBOR + 1.325% Floor 1.200% 12/15/2034	1.879%	800,000	787,448
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $199,500,930)			192,218,020

Common Stocks 0.0%
Issuer	Shares	Value ($)
Consumer Staples 0.0%
Beverages 0.0%
Crimson Wine Group Ltd.(g)	3	24
Total Consumer Staples		24

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2022	11

Portfolio of Investments  (continued)
April 30, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 0.0%
Capital Markets 0.0%
Jefferies Financial Group, Inc.	39	1,199
Total Financials		1,199
Total Common Stocks (Cost $—)		1,223

Corporate Bonds & Notes 19.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.7%
Boeing Co. (The)
08/01/2059	3.950%	1,690,000	1,257,944
05/01/2060	5.930%	3,050,000	3,030,456
Lockheed Martin Corp.(f)
06/15/2053	4.150%	274,000	265,912
06/15/2062	4.300%	955,000	932,860
Northrop Grumman Corp.
01/15/2028	3.250%	1,720,000	1,652,882
Total			7,140,054
Banking 6.1%
Bank of America Corp.(h)
07/23/2031	1.898%	7,130,000	5,819,869
10/24/2031	1.922%	2,300,000	1,870,182
10/20/2032	2.572%	2,220,000	1,875,403
02/04/2033	2.972%	5,600,000	4,883,291
Citigroup, Inc.(h)
06/03/2031	2.572%	864,000	742,311
01/25/2033	3.057%	5,541,000	4,845,692
Goldman Sachs Group, Inc. (The)(h)
07/21/2032	2.383%	3,506,000	2,904,103
02/24/2033	3.102%	5,160,000	4,510,581
HSBC Holdings PLC(h)
05/24/2032	2.804%	2,260,000	1,898,689
11/22/2032	2.871%	4,402,000	3,673,367
JPMorgan Chase & Co.(h)
10/15/2030	2.739%	1,812,000	1,608,424
04/22/2032	2.580%	8,049,000	6,926,921
11/08/2032	2.545%	6,592,000	5,593,679
Morgan Stanley(h)
07/21/2032	2.239%	2,124,000	1,758,548
10/20/2032	2.511%	2,858,000	2,406,981
Subordinated
04/20/2037	5.297%	1,720,000	1,724,343
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wells Fargo & Co.(h)
10/30/2030	2.879%	593,000	532,160
02/11/2031	2.572%	7,892,000	6,921,161
03/02/2033	3.350%	1,385,000	1,258,853
Total			61,754,558
Cable and Satellite 0.7%
Charter Communications Operating LLC/Capital
05/01/2047	5.375%	610,000	544,714
12/01/2061	4.400%	1,230,000	918,969
06/30/2062	3.950%	3,642,000	2,515,165
04/01/2063	5.500%	3,365,000	2,935,282
Total			6,914,130
Diversified Manufacturing 0.9%
Carrier Global Corp.
04/05/2050	3.577%	4,718,000	3,780,633
GE Capital International Funding Co. Unlimited Co.
11/15/2035	4.418%	2,735,000	2,672,959
General Electric Co.(b)
Junior Subordinated
3-month USD LIBOR + 3.330% 12/31/2049	4.156%	2,395,000	2,269,940
Total			8,723,532
Electric 2.0%
AEP Texas, Inc.
01/15/2050	3.450%	2,980,000	2,362,329
DTE Energy Co.
10/01/2026	2.850%	4,075,000	3,889,346
Duke Energy Corp.
09/01/2046	3.750%	3,035,000	2,511,895
Emera US Finance LP
06/15/2046	4.750%	2,910,000	2,728,533
Exelon Corp.(a)
03/15/2052	4.100%	410,000	365,342
Georgia Power Co.
03/15/2042	4.300%	2,450,000	2,234,194
Pacific Gas and Electric Co.
07/01/2050	4.950%	3,660,000	3,055,190
Southern Co. (The)
07/01/2046	4.400%	1,059,000	966,542
Xcel Energy, Inc.
06/01/2030	3.400%	2,425,000	2,269,326
Total			20,382,697
Food and Beverage 1.4%
Anheuser-Busch Companies LLC/InBev Worldwide, Inc.
02/01/2046	4.900%	6,417,000	6,328,492

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
April 30, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bacardi Ltd.(a)
05/15/2048	5.300%	3,445,000	3,450,678
Kraft Heinz Foods Co.
06/01/2046	4.375%	5,644,000	4,946,255
Total			14,725,425
Health Care 1.1%
Becton Dickinson and Co.(b)
3-month USD LIBOR + 1.030% 06/06/2022	1.613%	533,000	533,147
Becton Dickinson and Co.
06/06/2027	3.700%	2,345,000	2,307,913
02/11/2031	1.957%	505,000	416,236
Cigna Corp.
03/15/2051	3.400%	2,470,000	1,935,300
CVS Health Corp.
03/25/2048	5.050%	2,730,000	2,743,729
HCA, Inc.(a)
03/15/2052	4.625%	4,309,000	3,769,686
Total			11,706,011
Integrated Energy 0.1%
Cenovus Energy, Inc.
02/15/2052	3.750%	840,000	672,911
Life Insurance 0.3%
Guardian Life Insurance Co. of America (The)(a)
Subordinated
06/19/2064	4.875%	1,000,000	1,014,099
Massachusetts Mutual Life Insurance Co.(a)
Subordinated
12/01/2061	3.200%	1,190,000	869,770
10/15/2070	3.729%	357,000	278,633
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%	335,000	335,298
Teachers Insurance & Annuity Association of America(a)
Subordinated
09/15/2044	4.900%	475,000	485,459
Total			2,983,259
Media and Entertainment 0.5%
Magallanes, Inc.(a)
03/15/2062	5.391%	6,042,000	5,379,589
Midstream 0.9%
Enterprise Products Operating LLC
01/31/2060	3.950%	1,275,000	1,034,155
Kinder Morgan Energy Partners LP
03/01/2043	5.000%	54,000	50,312
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Kinder Morgan, Inc.
02/15/2046	5.050%	2,651,000	2,511,805
Plains All American Pipeline LP/Finance Corp.
06/15/2044	4.700%	4,576,000	3,815,792
Western Gas Partners LP
08/15/2048	5.500%	550,000	483,396
Williams Companies, Inc. (The)
09/15/2045	5.100%	821,000	799,244
10/15/2051	3.500%	917,000	704,929
Total			9,399,633
Natural Gas 0.5%
NiSource, Inc.
09/01/2029	2.950%	1,000,000	902,018
05/01/2030	3.600%	1,535,000	1,431,843
02/15/2043	5.250%	455,000	450,064
05/15/2047	4.375%	2,380,000	2,145,333
Total			4,929,258
Pharmaceuticals 0.8%
AbbVie, Inc.
06/15/2044	4.850%	2,780,000	2,765,963
Amgen, Inc.
02/22/2062	4.400%	4,037,000	3,609,548
Bristol-Myers Squibb Co.
03/15/2062	3.900%	2,000,000	1,753,852
Total			8,129,363
Property & Casualty 0.4%
Berkshire Hathaway Finance Corp.
03/15/2052	3.850%	5,107,000	4,547,634
Retailers 0.4%
Lowe’s Companies, Inc.
10/15/2050	3.000%	2,360,000	1,729,547
04/01/2062	4.450%	2,217,000	1,980,207
Total			3,709,754
Technology 0.7%
Broadcom, Inc.(a)
04/15/2034	3.469%	2,096,000	1,778,421
11/15/2036	3.187%	876,000	693,421
NXP BV/Funding LLC/USA, Inc.(a)
05/01/2030	3.400%	200,000	182,176
02/15/2042	3.125%	1,128,000	864,957
Oracle Corp.
04/01/2050	3.600%	3,945,000	2,832,338
03/25/2061	4.100%	1,305,000	967,048
Total			7,318,361

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2022	13

Portfolio of Investments  (continued)
April 30, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wireless 0.6%
American Tower Corp.
08/15/2029	3.800%	2,461,000	2,303,721
06/15/2030	2.100%	685,000	561,771
T-Mobile USA, Inc.(a)
10/15/2052	3.400%	2,731,000	2,068,322
11/15/2060	3.600%	1,025,000	765,269
Total			5,699,083
Wirelines 0.9%
AT&T, Inc.
09/15/2055	3.550%	3,193,000	2,472,958
12/01/2057	3.800%	5,189,000	4,164,450
Verizon Communications, Inc.
03/22/2061	3.700%	3,702,000	2,963,114
Total			9,600,522
Total Corporate Bonds & Notes (Cost $227,788,578)			193,715,774

Residential Mortgage-Backed Securities - Agency 23.6%

Federal Home Loan Mortgage Corp.(i)
06/01/2043	4.000%	1,357,609	1,380,848
Federal Home Loan Mortgage Corp.(b),(e)
CMO Series 4903 Class SA
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 08/25/2049	5.382%	2,365,041	359,452
Federal Home Loan Mortgage Corp.(e)
CMO Series 5162 Class IA
11/25/2051	3.000%	8,931,621	1,503,783
Federal National Mortgage Association
08/01/2029- 09/01/2045	3.000%	2,087,653	2,069,869
05/01/2043- 10/01/2045	3.500%	2,801,559	2,768,665
02/01/2048	4.000%	764,435	769,444
Federal National Mortgage Association(i)
07/01/2038	6.000%	655,333	724,712
01/01/2040	5.500%	769,689	821,969
08/01/2040	4.500%	1,213,852	1,249,461
10/01/2042	3.000%	1,674,408	1,616,285
07/01/2045- 02/01/2046	3.500%	2,064,592	2,037,868
11/01/2045	4.000%	646,258	648,177
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(b),(e)
CMO Series 2016-53 Class KS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 08/25/2046	5.332%	787,998	126,823
CMO Series 2016-57 Class SA
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 08/25/2046	5.332%	2,054,783	323,243
CMO Series 2016-93 Class SL
-1.0 x 1-month USD LIBOR + 6.650% Cap 6.650% 12/25/2046	5.982%	3,104,983	358,491
CMO Series 2017-109 Class SA
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/25/2048	5.482%	1,009,831	164,866
CMO Series 2017-20 Class SA
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 04/25/2047	5.432%	845,567	140,224
CMO Series 2017-54 Class SN
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/25/2047	5.482%	1,627,056	310,239
CMO Series 2018-66 Class SM
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/25/2048	5.532%	1,147,428	209,137
CMO Series 2018-74 Class SA
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 10/25/2048	5.482%	1,473,612	225,231
CMO Series 2019-33 Class SB
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 07/25/2049	5.382%	3,564,174	524,161
CMO Series 2019-60 Class SH
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 10/25/2049	5.382%	1,325,250	216,610

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
April 30, 2022
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-67 Class SE
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 11/25/2049	5.382%	2,064,506	412,266
Federal National Mortgage Association(e)
CMO Series 2021-3 Class TI
02/25/2051	2.500%	23,483,934	4,083,462
Freddie Mac REMICS(e)
CMO Series 5152 Class XI
11/25/2050	2.500%	16,001,216	2,270,776
Government National Mortgage Association(b)
1-year CMT + 1.500% Floor 1.500%, Cap 11.500% 07/20/2022	1.625%	207	207
1-year CMT + 1.500% Cap 10.000% 04/20/2028	1.875%	1,373	1,392
Government National Mortgage Association(i)
04/20/2048	4.500%	899,612	930,287
Government National Mortgage Association(b),(e)
CMO Series 2017-112 Class SJ
-1.0 x 1-month USD LIBOR + 5.660% Cap 5.660% 07/20/2047	5.066%	3,056,390	355,838
CMO Series 2017-130 Class HS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2047	5.606%	976,334	144,137
CMO Series 2017-149 Class BS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 10/20/2047	5.606%	1,280,120	180,665
CMO Series 2017-163 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 11/20/2047	5.606%	560,523	77,166
CMO Series 2017-37 Class SB
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 03/20/2047	5.556%	780,178	104,705
CMO Series 2018-103 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2048	5.606%	752,646	89,182
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-112 Class LS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2048	5.606%	925,629	117,738
CMO Series 2018-125 Class SK
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 09/20/2048	5.656%	1,194,436	153,768
CMO Series 2018-134 Class KS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 10/20/2048	5.606%	963,762	124,918
CMO Series 2018-148 Class SB
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 01/20/2048	5.606%	1,806,474	247,971
CMO Series 2018-151 Class SA
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/20/2048	5.556%	1,557,399	196,511
CMO Series 2018-89 Class MS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 06/20/2048	5.606%	1,002,573	131,580
CMO Series 2018-91 Class DS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 07/20/2048	5.606%	1,088,368	137,236
CMO Series 2019-20 Class JS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 02/20/2049	5.406%	1,487,816	189,025
CMO Series 2019-5 Class SH
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/20/2049	5.556%	1,084,882	144,657
CMO Series 2019-56 Class SG
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 05/20/2049	5.556%	1,125,926	137,644

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2022	15

Portfolio of Investments  (continued)
April 30, 2022
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-59 Class KS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 05/20/2049	5.456%	1,152,425	127,147
CMO Series 2019-85 Class SC
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/20/2049	5.556%	1,104,327	163,696
CMO Series 2019-90 Class SD
-1.0 x 1-month USD LIBOR + 6.150% 07/20/2049	5.556%	2,551,761	350,703
CMO Series 2019-92 Class SD
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 07/20/2049	5.506%	6,313,471	797,050
CMO Series 2020-188 Class SA
1-month USD LIBOR + 6.300% Cap 6.300% 12/20/2050	5.706%	13,294,747	2,419,641
CMO Series 2020-21 Class VS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 02/20/2050	5.456%	840,102	114,147
CMO Series 2020-62 Class SG
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 05/20/2050	5.556%	1,516,129	194,417
Government National Mortgage Association(e)
CMO Series 2020-164 Class CI
11/20/2050	3.000%	8,440,354	1,263,603
CMO Series 2020-175 Class KI
11/20/2050	2.500%	22,715,649	3,373,681
CMO Series 2020-191 Class UG
12/20/2050	3.500%	8,638,099	1,386,006
CMO Series 2021-119 Class QI
07/20/2051	3.000%	8,931,562	1,233,278
CMO Series 2021-139 Class IC
08/20/2051	3.000%	21,659,321	3,413,095
CMO Series 2021-16 Class KI
01/20/2051	2.500%	10,582,317	1,594,076
CMO Series 2021-9 Class MI
01/20/2051	2.500%	10,363,474	1,396,844
Government National Mortgage Association TBA(f)
05/19/2052	4.000%	18,000,000	18,045,352
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(f)
05/17/2037	2.000%	10,000,000	9,373,633
05/17/2037	2.500%	4,100,000	3,925,269
05/17/2037- 05/12/2052	3.000%	61,478,000	58,119,690
05/17/2037- 05/12/2052	3.500%	39,000,000	37,986,249
05/12/2052	4.000%	67,000,000	66,689,863
Total Residential Mortgage-Backed Securities - Agency (Cost $244,604,251)			240,748,129

Residential Mortgage-Backed Securities - Non-Agency 34.4%

510 Asset Backed Trust(a),(d)
CMO Series 2021-NPL2 Class A1
06/25/2061	2.116%	4,014,354	3,818,162
American Mortgage Trust(c),(d),(j)
CMO Series 2093-3 Class 3A
07/27/2023	8.188%	54	33
Angel Oak Mortgage Trust(a),(d)
CMO Series 2020-1 Class M1
12/25/2059	3.161%	3,000,000	2,914,482
CMO Series 2020-3 Class A1
04/25/2065	1.691%	2,941,338	2,880,996
CMO Series 2021-5 Class A2
07/25/2066	1.208%	5,436,261	5,024,998
Angel Oak Mortgage Trust I LLC(a),(d)
CMO Series 2018-3 Class M1
09/25/2048	4.421%	960,000	953,804
Arroyo Mortgage Trust(a),(d)
CMO Series 2019-2 Class A3
04/25/2049	3.800%	238,929	231,795
Bayview Opportunity Master Fund IVb Trust(a)
CMO Series 2017-SPL3 Class A
11/28/2053	4.000%	1,215,643	1,193,252
Bellemeade Re Ltd.(a),(b)
CMO Series 2018-1A Class M2
1-month USD LIBOR + 2.900% 04/25/2028	3.568%	4,098,717	4,084,702
CMO Series 2019-2A Class M1C
1-month USD LIBOR + 2.000% Floor 2.000% 04/25/2029	2.668%	4,250,000	4,236,535
CMO Series 2019-3A Class M1B
1-month USD LIBOR + 1.600% Floor 1.600% 07/25/2029	2.268%	1,700,280	1,698,774
CMO Series 2019-3A Class M1C
1-month USD LIBOR + 1.950% Floor 1.950% 07/25/2029	2.407%	3,500,000	3,480,075

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
April 30, 2022
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-2A Class M1A
30-day Average SOFR + 1.200% Floor 1.200% 06/25/2031	1.489%	3,838,074	3,801,930
CMO Series 2021-2A Class M1B
30-day Average SOFR + 1.500% Floor 1.500% 06/25/2031	1.789%	2,000,000	1,949,122
CMO Series 2022-1 Class M1A
30-day Average SOFR + 1.750% Floor 1.750% 01/26/2032	1.856%	4,900,000	4,878,540
BRAVO Residential Funding Trust(a),(d)
CMO Series 2019-NQM2 Class A1
11/25/2059	2.748%	156,419	153,421
CMO Series 2019-NQM2 Class A3
11/25/2059	3.108%	67,037	65,423
CMO Series 2019-NQM2 Class M1
11/25/2059	3.451%	300,000	283,593
CMO Series 2020-NQM1 Class M1
05/25/2060	3.181%	2,500,000	2,464,146
CMO Series 2020-RPL2 Class A1
05/25/2059	2.000%	2,184,150	2,047,321
Bunker Hill Loan Depositary Trust(a),(d)
CMO Series 2019-3 Class A2
11/25/2059	2.981%	1,281,682	1,262,556
CMO Series 2019-3 Class A3
11/25/2059	3.135%	1,867,593	1,841,337
CMO Series 2020-1 Class A1
02/25/2055	1.724%	4,375,863	4,254,025
BVRT Financing Trust(a),(b),(c)
CMO Series 2021-3F Class M1
30-day Average SOFR + 1.750% Floor 1.750% 07/12/2033	1.976%	5,087,549	5,087,549
CMO Series 2021-3F Class M2
30-day Average SOFR + 2.900% Floor 2.900% 07/12/2033	3.126%	6,000,000	6,000,000
BVRT Financing Trust(a),(b),(c),(j)
CMO Series 2021-CRT1 Class M2
1-month USD LIBOR + 2.250% Floor 2.250% 01/10/2033	2.345%	380,085	375,465
CHNGE Mortgage Trust(a),(d)
CMO Series 2022-1 Class A1
01/25/2067	3.007%	5,621,130	5,455,874
CMO Series 2022-2 Class A1
03/25/2067	3.757%	4,588,436	4,489,289
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CIM Trust(a),(b)
CMO Series 2018-R6 Class A1
1-month USD LIBOR + 1.076% Floor 1.076% 09/25/2058	1.876%	832,541	813,475
COLT Mortgage Loan Trust(a),(d)
CMO Series 2020-2 Class A2
03/25/2065	3.094%	350,000	347,546
CMO Series 2021-3 Class A1
09/27/2066	0.956%	3,203,374	2,911,136
CMO Series 2021-5 Class A2
11/26/2066	2.606%	4,270,000	3,670,755
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2022-R01 Class 1M2
30-day Average SOFR + 1.900% 12/25/2041	2.189%	2,650,000	2,556,621
CMO Series 2022-R04 Class 1M2
30-day Average SOFR + 3.100% 03/25/2042	3.389%	4,000,000	4,019,959
Credit Suisse Mortgage Capital Certificates(a),(d)
CMO Series 2020-SPT1 Class A1
04/25/2065	1.616%	614,441	608,989
Credit Suisse Mortgage Trust(a),(d)
CMO Series 2021-RPL2 Class A1A
01/25/2060	1.115%	3,729,572	3,388,717
CSMC Trust(a),(d)
CMO Series 2020-RPL2 Class A12
02/25/2060	3.410%	979,453	940,254
CMO Series 2020-RPL6 Class A1
03/25/2059	2.688%	10,112,363	9,855,055
Subordinated CMO Series 2020-RPL3 Class A1
03/25/2060	2.691%	2,971,327	2,898,299
Deephaven Residential Mortgage Trust(a),(d)
CMO Series 2021-1 Class A2
05/25/2065	0.973%	856,620	830,450
Eagle Re Ltd.(a),(b)
CMO Series 2018-1 Class M1
1-month USD LIBOR + 1.700% Floor 1.700% 11/25/2028	2.157%	275,303	274,775
CMO Series 2021-1 Class M1A
30-day Average SOFR + 1.700% Floor 1.700% 10/25/2033	1.989%	4,492,414	4,490,820
Subordinated CMO Series 2020-1 Class M1B
1-month USD LIBOR + 1.450% 01/25/2030	1.907%	3,100,000	3,067,139
Ellington Financial Mortgage Trust(a),(d)
CMO Series 2020-1 Class A3
05/25/2065	3.999%	550,000	534,257

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2022	17

Portfolio of Investments  (continued)
April 30, 2022
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes(b)
CMO Series 2014-DN3 Class M3
1-month USD LIBOR + 4.000% 08/25/2024	4.668%	1,324,607	1,337,995
Freddie Mac STACR REMIC Trust(a),(b)
CMO Series 2020-DNA4 Class M2
1-month USD LIBOR + 3.750% Floor 3.750% 08/25/2050	4.418%	130,104	130,568
CMO Series 2021-DNA3 Class M1
30-day Average SOFR + 0.750% 10/25/2033	1.039%	5,630,590	5,584,052
CMO Series 2022-DNA1 Class M1B
30-day Average SOFR + 1.850% 01/25/2042	2.139%	3,000,000	2,858,107
Freddie Mac Structured Agency Credit Risk Debt Notes(b)
CMO Series 2014-DN4 Class M3
1-month USD LIBOR + 4.550% 10/25/2024	5.218%	1,653,932	1,681,025
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(d)
CMO Series 2022-DNA2 Class M1B
02/25/2042	2.689%	3,800,000	3,731,996
FWD Securitization Trust(a),(d)
CMO Series 2020-INV1 Class M1
01/25/2050	2.850%	3,500,000	3,376,232
GCAT LLC(a),(d)
CMO Series 2021-CM1 Class A1
04/25/2065	1.469%	3,586,989	3,494,100
GCAT Trust(a),(d)
CMO Series 2021-CM2 Class A1
08/25/2066	2.352%	4,089,669	3,955,152
CMO Series 2022-NQM2 Class A3
02/25/2067	4.210%	5,300,000	5,161,611
GS Mortgage-Backed Securities Corp. Trust(a),(d)
CMO Series 2021-NQM1 Class A1
07/25/2061	1.017%	3,137,337	2,946,342
Home Re Ltd.(a),(b)
Subordinated CMO Series 2022-1 Class M1A
30-day Average SOFR + 2.850% 10/25/2034	3.125%	2,700,000	2,699,976
Imperial Fund Mortgage Trust(a),(d)
CMO Series 2021-NQM4 Class A2
01/25/2057	2.296%	1,950,648	1,724,304
Legacy Mortgage Asset Trust(a),(d)
CMO Series 2021-GS2 Class A1
04/25/2061	1.750%	2,340,580	2,217,315
CMO Series 2021-SL2 Class A
10/25/2068	1.875%	3,483,144	3,350,036
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Loan Revolving Advance Investment Trust(a),(b),(c),(j)
CMO Series 2021-2 Class A1X
1-month USD LIBOR + 2.750% Floor 2.750% 06/30/2023	3.301%	4,000,000	4,000,000
Mello Warehouse Securitization Trust(a),(b)
CMO Series 2020-2 Class B
1-month USD LIBOR + 1.100% Floor 1.100% 11/25/2053	1.557%	10,800,000	10,750,725
CMO Series 2020-2 Class C
1-month USD LIBOR + 1.300% Floor 1.300% 11/25/2053	1.757%	4,200,000	4,187,096
MFA Trust(a),(d)
CMO Series 2020-NQM2 Class M1
04/25/2065	3.034%	3,500,000	3,362,296
CMO Series 2020-NQM3 Class A1
01/26/2065	1.014%	7,229,424	6,964,472
CMO Series 2020-NQM3 Class A2
01/26/2065	1.324%	2,891,770	2,766,263
CMO Series 2020-NQM3 Class A3
01/26/2065	1.632%	2,168,827	2,079,501
CMO Series 2021-INV2 Class A3
11/25/2056	2.264%	2,740,659	2,525,193
MFRA Trust(a),(d)
CMO Series 2021-INV1 Class A2
01/25/2056	1.057%	508,257	484,550
CMO Series 2021-INV1 Class A3
01/25/2056	1.262%	792,373	753,907
New Residential Mortgage Loan Trust(a),(d)
CMO Series 2018-1A Class A1A
12/25/2057	4.000%	7,819,930	7,672,265
NRZ Excess Spread-Collateralized Notes(a)
Series 2020-PLS1 Class A
12/25/2025	3.844%	4,432,945	4,278,049
Oaktown Re II Ltd.(a),(b)
CMO Series 2018-1A Class M1
1-month USD LIBOR + 1.550% 07/25/2028	2.218%	413,106	411,933
Oaktown Re III Ltd.(a),(b)
CMO Series 2019-1A Class M1A
1-month USD LIBOR + 1.400% Floor 1.400% 07/25/2029	2.068%	25,204	25,088
CMO Series 2019-1A Class M1B
1-month USD LIBOR + 1.950% Floor 1.950% 07/25/2029	2.618%	1,500,000	1,498,246

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
April 30, 2022
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Oaktown Re VI Ltd.(a),(b)
CMO Series 2021-1A Class M1A
30-day Average SOFR + 1.650% Floor 1.650% 10/25/2033	1.939%	5,036,875	5,029,928
PMT Credit Risk Transfer Trust(a),(b)
Series 2019-2R Class A
1-month USD LIBOR + 2.750% Floor 2.750% 05/27/2023	3.448%	497,015	473,765
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-FT1 Class A
1-month USD LIBOR + 2.350% 04/25/2023	3.018%	2,500,000	2,469,979
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.850% Floor 2.850% 02/25/2023	3.518%	10,700,000	10,657,877
CMO Series 2018-GT2 Class A
1-month USD LIBOR + 2.650% 08/25/2025	3.318%	3,950,000	3,913,254
Preston Ridge Partners Mortgage Trust(a),(d)
CMO Series 2020-6 Class A1
11/25/2025	2.363%	9,430,696	9,137,017
CMO Series 2021-1 Class A1
01/25/2026	2.115%	6,594,327	6,315,379
CMO Series 2021-2 Class A1
03/25/2026	2.115%	2,736,451	2,628,251
CMO Series 2021-3 Class A1
04/25/2026	1.867%	2,439,962	2,311,873
CMO Series 2021-8 Class A1
09/25/2026	1.743%	1,729,351	1,639,406
Pretium Mortgage Credit Partners(a),(d)
CMO Series 2022-NPL1 Class A1
01/25/2052	2.981%	4,722,298	4,536,957
PRKCM Trust(a),(d)
CMO Series 2021-AFC1 Class A3
08/25/2056	2.069%	6,084,898	5,417,003
PRPM LLC(a),(d)
CMO Series 2021-RPL1 Class A1
07/25/2051	1.319%	4,746,700	4,479,577
Radnor Re Ltd.(a),(b)
CMO Series 2019-2 Class M1B
1-month USD LIBOR + 1.750% Floor 1.750% 06/25/2029	2.418%	772,425	765,693
CMO Series 2020-1 Class M1A
1-month USD LIBOR + 0.950% Floor 0.950% 02/25/2030	1.407%	3,250,000	3,191,578
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Residential Mortgage Loan Trust(a),(d)
CMO Series 2019-3 Class A3
09/25/2059	3.044%	56,288	55,282
Stanwich Mortgage Loan Co. LLC(a),(d)
CMO Series 2021-NPB1 Class A1
10/16/2026	2.735%	3,082,353	2,976,357
Starwood Mortgage Residential Trust(a),(d)
CMO Series 2019-INV1 Class A3
09/27/2049	2.916%	3,305,327	3,266,257
CMO Series 2020-2 Class A3
04/25/2060	3.000%	8,250,000	8,183,223
CMO Series 2020-3 Class A3
04/25/2065	2.591%	5,000,000	4,623,449
CMO Series 2020-3 Class M1
04/25/2065	3.544%	2,800,000	2,728,807
CMO Series 2020-INV1 Class A2
11/25/2055	1.439%	5,226,901	5,050,162
CMO Series 2020-INV1 Class A3
11/25/2055	1.593%	1,978,425	1,909,780
CMO Series 2021-3 Class A1
06/25/2056	1.127%	1,070,275	1,002,684
Stonnington Mortgage Trust(a),(c),(d),(j)
CMO Series 2020-1 Class A
07/28/2024	3.500%	3,159,626	3,159,626
Toorak Mortgage Corp., Ltd.(d)
CMO Series 2019-2 Class A1
09/25/2022	3.721%	782,490	782,065
Towd Point Mortgage Trust(a),(d)
CMO Series 2016-2 Class A1
08/25/2055	3.000%	25,141	25,124
CMO Series 2019-4 Class M1B
10/25/2059	3.000%	10,000,000	8,922,381
Triangle Re Ltd.(a),(b)
CMO Series 2021-2 Class M1A
1-month USD LIBOR + 2.050% Floor 2.050% 10/25/2033	2.718%	6,000,000	6,001,093
TRK Trust(a),(d)
CMO Series 2021-INV2 Class A1
11/25/2056	1.966%	6,684,329	6,331,403
Vendee Mortgage Trust(d),(e)
CMO Series 1998-1 Class 2IO
03/15/2028	0.000%	591,372	1
CMO Series 1998-3 Class IO
03/15/2029	0.000%	721,724	1
Verus Securitization Trust(a),(d)
CMO Series 2019-INV3 Class A3
11/25/2059	3.100%	490,446	483,132

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2022	19

Portfolio of Investments  (continued)
April 30, 2022
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-1 Class A3
01/25/2060	2.724%	1,185,339	1,162,249
CMO Series 2020-4 Class A3
05/25/2065	2.321%	2,060,996	2,005,757
CMO Series 2021-4 Class A2
07/25/2066	1.247%	4,764,416	4,263,028
Verus Securitization Trust(a)
CMO Series 2020-INV1 Class A2
03/25/2060	3.035%	4,000,000	3,913,278
CMO Series 2020-INV1 Class A3
03/25/2060	3.889%	2,800,000	2,727,484
Visio Trust(a)
CMO Series 2020-1R Class A3
11/25/2055	1.873%	2,079,144	2,014,712
CMO Series 2021-1R Class A1
05/25/2056	1.280%	3,237,979	3,053,107
ZH Trust(a)
CMO Series 2021-1 Class A
02/18/2027	2.253%	1,360,864	1,331,330
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $363,704,810)			351,083,150

U.S. Treasury Obligations 0.2%

U.S. Treasury
08/15/2048	3.000%	530,000	521,056
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury(k)
STRIPS
02/15/2040	0.000%	3,461,000	1,971,824
Total U.S. Treasury Obligations (Cost $2,835,198)			2,492,880

Options Purchased Calls 0.0%
Value ($)
(Cost $127,500)	48

Options Purchased Puts 0.8%

(Cost $1,689,480)	8,195,530

Money Market Funds 4.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.462%(l),(m)	48,472,874	48,458,332
Total Money Market Funds (Cost $48,453,144)		48,458,332
Total Investments in Securities (Cost: $1,282,784,032)		1,227,121,664
Other Assets & Liabilities, Net		(205,982,974)
Net Assets		1,021,138,690

At April 30, 2022, securities and/or cash totaling $12,978,960 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	3,134	06/2022	USD	373,435,688	—	(17,732,395)
U.S. Ultra Treasury Bond	280	06/2022	USD	44,922,500	—	(5,377,158)
Total					—	(23,109,553)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 5-Year Note	(1,120)	06/2022	USD	(126,192,500)	2,365,519	—

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	12,500,000	12,500,000	1.00	07/08/2022	127,500	48

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
April 30, 2022
Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Morgan Stanley to receive 3-Month USD LIBOR BBA and pay exercise rate	Morgan Stanley	USD	72,200,000	72,200,000	1.75	11/09/2022	1,689,480	8,195,530

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(48,000,000)	(48,000,000)	1.10	05/03/2022	(204,000)	(1,802,678)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(48,700,000)	(48,700,000)	1.25	05/23/2022	(180,190)	(1,757,700)
2-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay 3-Month USD LIBOR BBA	Morgan Stanley	USD	(48,700,000)	(48,700,000)	1.25	05/23/2022	(192,365)	(1,757,700)
5-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay 3-Month USD LIBOR BBA	Morgan Stanley	USD	(69,100,000)	(69,100,000)	1.85	07/07/2022	(587,350)	(3,972,538)
Total							(1,163,905)	(9,290,616)
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At April 30, 2022, the total value of these securities amounted to $746,306,738, which represents 73.09% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of April 30, 2022.
(c)	Valuation based on significant unobservable inputs.
(d)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of April 30, 2022.
(e)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(f)	Represents a security purchased on a when-issued basis.
(g)	Non-income producing investment.
(h)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of April 30, 2022.
(i)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(j)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At April 30, 2022, the total value of these securities amounted to $7,535,124, which represents 0.74% of total net assets.
(k)	Zero coupon bond.
(l)	The rate shown is the seven-day current annualized yield at April 30, 2022.
(m)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended April 30, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.462%
	54,158,560	529,071,322	(534,774,699)	3,149	48,458,332	(9,210)	61,471	48,472,874
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2022	21

Portfolio of Investments  (continued)
April 30, 2022
Abbreviation Legend  (continued)
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal Securities
TBA	To Be Announced
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	177,961,557	6,544,011	184,505,568
Commercial Mortgage-Backed Securities - Agency	—	5,703,010	—	5,703,010
Commercial Mortgage-Backed Securities - Non-Agency	—	186,257,395	5,960,625	192,218,020
Common Stocks
Consumer Staples	—	24	—	24
Financials	1,199	—	—	1,199
Total Common Stocks	1,199	24	—	1,223
Corporate Bonds & Notes	—	193,715,774	—	193,715,774
Residential Mortgage-Backed Securities - Agency	—	240,748,129	—	240,748,129
Residential Mortgage-Backed Securities - Non-Agency	—	332,460,477	18,622,673	351,083,150
U.S. Treasury Obligations	521,056	1,971,824	—	2,492,880
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
April 30, 2022
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Options Purchased Calls	—	48	—	48
Options Purchased Puts	—	8,195,530	—	8,195,530
Money Market Funds	48,458,332	—	—	48,458,332
Total Investments in Securities	48,980,587	1,147,013,768	31,127,309	1,227,121,664
Investments in Derivatives
Asset
Futures Contracts	2,365,519	—	—	2,365,519
Liability
Futures Contracts	(23,109,553)	—	—	(23,109,553)
Options Contracts Written	—	(9,290,616)	—	(9,290,616)
Total	28,236,553	1,137,723,152	31,127,309	1,197,087,014
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts are valued at unrealized appreciation (depreciation).
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 04/30/2021 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 04/30/2022 ($)
Asset-Backed Securities — Non-Agency	2,137,798	—	—	(115,458)	6,000,000	(1,478,329)	—	—	6,544,011
Commercial Mortgage-Backed Securities — Non-Agency	—	—	—	(38,683)	5,999,308	—	—	—	5,960,625
Residential Mortgage-Backed Securities — Non-Agency	58,913,795	13	22,500	(65,218)	20,650,000	(52,398,461)	—	(8,499,956)	18,622,673
Total	61,051,593	13	22,500	(219,359)	32,649,308	(53,876,790)	—	(8,499,956)	31,127,309
(a) Change in unrealized appreciation (depreciation) relating to securities held at April 30, 2022 was $(161,056), which is comprised of Asset-Backed Securities — Non-Agency of $(115,458), Commercial Mortgage-Backed Securities - Non-Agency of $(38,683) and Residential Mortgage-Backed Securities — Non-Agency of $(6,915).
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential mortgage backed securities, asset backed securities and commercial mortgage backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) valuation measurement.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2022	23

Statement of Assets and Liabilities
April 30, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,232,513,908)	$1,170,467,754
Affiliated issuers (cost $48,453,144)	48,458,332
Options purchased (cost $1,816,980)	8,195,578
Cash	7,042
Cash collateral held at broker for:
Options contracts written	3,452,000
TBA	1,594,000
Receivable for:
Investments sold	562,291
Investments sold on a delayed delivery basis	50,071,281
Capital shares sold	1,691,355
Dividends	18,897
Interest	3,521,354
Foreign tax reclaims	11,080
Variation margin for futures contracts	192,500
Expense reimbursement due from Investment Manager	3,557
Prepaid expenses	9,115
Trustees’ deferred compensation plan	233,964
Total assets	1,288,490,100
Liabilities
Option contracts written, at value (premiums received $1,163,905)	9,290,616
Payable for:
Investments purchased	570,661
Investments purchased on a delayed delivery basis	253,963,683
Capital shares purchased	664,796
Distributions to shareholders	1,615,927
Variation margin for futures contracts	864,094
Management services fees	13,959
Distribution and/or service fees	725
Transfer agent fees	19,395
Compensation of board members	75,766
Other expenses	37,824
Trustees’ deferred compensation plan	233,964
Total liabilities	267,351,410
Net assets applicable to outstanding capital stock	$1,021,138,690
Represented by
Paid in capital	1,147,932,083
Total distributable earnings (loss)	(126,793,393)
Total - representing net assets applicable to outstanding capital stock	$1,021,138,690
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Bond Fund | Annual Report 2022

Statement of Assets and Liabilities  (continued)
April 30, 2022
Class A
Net assets	$81,291,464
Shares outstanding	2,590,103
Net asset value per share	$31.39
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$32.96
Advisor Class
Net assets	$3,475,478
Shares outstanding	110,889
Net asset value per share	$31.34
Class C
Net assets	$4,924,973
Shares outstanding	157,150
Net asset value per share	$31.34
Institutional Class
Net assets	$76,310,725
Shares outstanding	2,431,699
Net asset value per share	$31.38
Institutional 2 Class
Net assets	$12,074,538
Shares outstanding	385,815
Net asset value per share	$31.30
Institutional 3 Class
Net assets	$836,473,583
Shares outstanding	26,596,804
Net asset value per share	$31.45
Class R
Net assets	$342,337
Shares outstanding	10,909
Net asset value per share	$31.38
Class V
Net assets	$6,245,592
Shares outstanding	199,369
Net asset value per share	$31.33
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class V shares)	$32.89
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2022	25

Statement of Operations
Year Ended April 30, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$39
Dividends — affiliated issuers	61,471
Interest	25,280,648
Total income	25,342,158
Expenses:
Management services fees	5,680,830
Distribution and/or service fees
Class A	240,062
Class C	66,494
Class R	4,188
Class V	10,713
Transfer agent fees
Class A	117,512
Advisor Class	3,799
Class C	8,123
Institutional Class	102,275
Institutional 2 Class	7,817
Institutional 3 Class	49,444
Class R	1,019
Class V	8,741
Compensation of board members	32,847
Custodian fees	31,586
Printing and postage fees	30,840
Registration fees	133,704
Audit fees	39,500
Legal fees	22,233
Interest on collateral	8,094
Compensation of chief compliance officer	376
Other	26,048
Total expenses	6,626,245
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,452,619)
Fees waived by transfer agent
Institutional 2 Class	(588)
Institutional 3 Class	(32,050)
Expense reduction	(700)
Total net expenses	5,140,288
Net investment income	20,201,870
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Bond Fund | Annual Report 2022

Statement of Operations  (continued)
Year Ended April 30, 2022
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	$(10,909,959)
Investments — affiliated issuers	(9,210)
Foreign currency translations	(279)
Futures contracts	(30,837,521)
Options purchased	6,184,085
Options contracts written	713,460
Swap contracts	(658,929)
Net realized loss	(35,518,353)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(75,132,172)
Investments — affiliated issuers	3,149
Futures contracts	(13,479,761)
Options purchased	(448,024)
Options contracts written	(8,221,773)
Swap contracts	13,478
Net change in unrealized appreciation (depreciation)	(97,265,103)
Net realized and unrealized loss	(132,783,456)
Net decrease in net assets resulting from operations	$(112,581,586)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2022	27

Statement of Changes in Net Assets
	Year Ended April 30, 2022	Year Ended April 30, 2021
Operations
Net investment income	$20,201,870	$17,427,582
Net realized gain (loss)	(35,518,353)	4,193,195
Net change in unrealized appreciation (depreciation)	(97,265,103)	7,949,566
Net increase (decrease) in net assets resulting from operations	(112,581,586)	29,570,343
Distributions to shareholders
Net investment income and net realized gains
Class A	(1,343,503)	(4,095,337)
Advisor Class	(51,463)	(95,400)
Class C	(42,853)	(341,919)
Institutional Class	(1,380,038)	(3,622,047)
Institutional 2 Class	(239,345)	(413,556)
Institutional 3 Class	(16,563,854)	(26,231,751)
Class R	(9,374)	(49,383)
Class V	(107,146)	(350,296)
Total distributions to shareholders	(19,737,576)	(35,199,689)
Increase in net assets from capital stock activity	19,410,835	704,393,822
Total increase (decrease) in net assets	(112,908,327)	698,764,476
Net assets at beginning of year	1,134,047,017	435,282,541
Net assets at end of year	$1,021,138,690	$1,134,047,017
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Bond Fund | Annual Report 2022

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2022		April 30, 2021
	Shares	Dollars ($)	Shares(a)	Dollars ($)
Capital stock activity
Class A
Subscriptions	514,592	18,041,620	1,052,886	37,794,128
Distributions reinvested	33,550	1,162,376	97,887	3,515,038
Redemptions	(775,565)	(26,774,023)	(494,210)	(17,570,141)
Net increase (decrease)	(227,423)	(7,570,027)	656,563	23,739,025
Advisor Class
Subscriptions	99,979	3,516,270	87,868	3,333,177
Distributions reinvested	1,494	51,300	2,644	94,921
Redemptions	(50,685)	(1,764,363)	(78,522)	(2,998,903)
Net increase	50,788	1,803,207	11,990	429,195
Class C
Subscriptions	40,771	1,428,310	115,398	4,142,956
Distributions reinvested	1,149	39,800	9,177	329,004
Redemptions	(102,150)	(3,537,125)	(151,780)	(5,440,805)
Net decrease	(60,230)	(2,069,015)	(27,205)	(968,845)
Institutional Class
Subscriptions	874,794	30,582,605	998,279	35,937,092
Distributions reinvested	35,702	1,234,732	89,987	3,231,666
Redemptions	(755,624)	(26,037,919)	(779,462)	(27,865,249)
Net increase	154,872	5,779,418	308,804	11,303,509
Institutional 2 Class
Subscriptions	255,038	8,966,455	140,010	5,049,877
Distributions reinvested	6,934	239,285	11,552	413,556
Redemptions	(161,269)	(5,513,463)	(40,049)	(1,433,710)
Net increase	100,703	3,692,277	111,513	4,029,723
Institutional 3 Class
Subscriptions	3,064,643	107,828,340	19,970,295	719,666,240
Distributions reinvested	295,435	10,247,690	320,691	11,517,196
Redemptions	(2,860,357)	(98,964,763)	(1,796,093)	(64,570,215)
Net increase	499,721	19,111,267	18,494,893	666,613,221
Class R
Subscriptions	4,102	144,331	1,413	50,793
Distributions reinvested	260	9,131	1,373	49,298
Redemptions	(25,317)	(889,864)	(6,040)	(219,028)
Net decrease	(20,955)	(736,402)	(3,254)	(118,937)
Class V
Subscriptions	585	20,248	4,820	169,851
Distributions reinvested	2,229	77,103	7,219	258,820
Redemptions	(19,809)	(697,241)	(29,619)	(1,061,740)
Net decrease	(16,995)	(599,890)	(17,580)	(633,069)
Total net increase	480,481	19,410,835	19,535,724	704,393,822

(a)	Share activity has been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2022	29

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A(c)
Year Ended 4/30/2022	$35.38	0.50	(4.00)	(3.50)	(0.49)	—	(0.49)
Year Ended 4/30/2021	$34.88	0.69	1.39	2.08	(0.72)	(0.86)	(1.58)
Year Ended 4/30/2020	$33.84	0.88	1.48	2.36	(0.88)	(0.44)	(1.32)
Year Ended 4/30/2019	$33.13	0.92	0.67	1.59	(0.88)	—	(0.88)
Year Ended 4/30/2018	$33.87	0.64	(0.74)	(0.10)	(0.60)	(0.04)	(0.64)
Advisor Class(c)
Year Ended 4/30/2022	$35.33	0.58	(4.00)	(3.42)	(0.57)	—	(0.57)
Year Ended 4/30/2021	$34.83	0.79	1.38	2.17	(0.81)	(0.86)	(1.67)
Year Ended 4/30/2020	$33.80	0.96	1.47	2.43	(0.96)	(0.44)	(1.40)
Year Ended 4/30/2019	$33.09	1.00	0.71	1.71	(1.00)	—	(1.00)
Year Ended 4/30/2018	$33.85	0.72	(0.72)	0.00(f)	(0.72)	(0.04)	(0.76)
Class C(c)
Year Ended 4/30/2022	$35.33	0.24	(4.01)	(3.77)	(0.22)	—	(0.22)
Year Ended 4/30/2021	$34.83	0.43	1.38	1.81	(0.45)	(0.86)	(1.31)
Year Ended 4/30/2020	$33.79	0.60	1.52	2.12	(0.64)	(0.44)	(1.08)
Year Ended 4/30/2019	$33.08	0.64	0.71	1.35	(0.64)	—	(0.64)
Year Ended 4/30/2018	$33.84	0.36	(0.72)	(0.36)	(0.36)	(0.04)	(0.40)
Institutional Class(c)
Year Ended 4/30/2022	$35.37	0.59	(4.01)	(3.42)	(0.57)	—	(0.57)
Year Ended 4/30/2021	$34.88	0.78	1.38	2.16	(0.81)	(0.86)	(1.67)
Year Ended 4/30/2020	$33.83	0.96	1.49	2.45	(0.96)	(0.44)	(1.40)
Year Ended 4/30/2019	$33.13	1.00	0.70	1.70	(1.00)	—	(1.00)
Year Ended 4/30/2018	$33.87	0.60	(0.58)	0.02	(0.72)	(0.04)	(0.76)
Institutional 2 Class(c)
Year Ended 4/30/2022	$35.28	0.61	(3.99)	(3.38)	(0.60)	—	(0.60)
Year Ended 4/30/2021	$34.78	0.80	1.39	2.19	(0.83)	(0.86)	(1.69)
Year Ended 4/30/2020	$33.74	1.00	1.48	2.48	(1.00)	(0.44)	(1.44)
Year Ended 4/30/2019	$33.02	1.04	0.68	1.72	(1.00)	—	(1.00)
Year Ended 4/30/2018	$33.78	0.76	(0.76)	0.00(f)	(0.72)	(0.04)	(0.76)
Institutional 3 Class(c)
Year Ended 4/30/2022	$35.45	0.63	(4.01)	(3.38)	(0.62)	—	(0.62)
Year Ended 4/30/2021	$34.95	0.79	1.42	2.21	(0.85)	(0.86)	(1.71)
Year Ended 4/30/2020	$33.90	1.00	1.53	2.53	(1.04)	(0.44)	(1.48)
Year Ended 4/30/2019	$33.19	1.04	0.71	1.75	(1.04)	—	(1.04)
Year Ended 4/30/2018	$33.93	0.84	(0.78)	0.06	(0.76)	(0.04)	(0.80)
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Bond Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A(c)
Year Ended 4/30/2022	$31.39	(10.02%)	0.90%(d)	0.77%(d),(e)	1.44%	224%	$81,291
Year Ended 4/30/2021	$35.38	5.96%	0.91%(d)	0.77%(d),(e)	1.92%	227%	$99,681
Year Ended 4/30/2020	$34.88	7.05%	0.97%	0.80%(e)	2.50%	229%	$75,375
Year Ended 4/30/2019	$33.84	4.98%	1.01%	0.83%(e)	2.73%	236%	$49,696
Year Ended 4/30/2018	$33.13	(0.33%)	1.00%	0.86%(e)	1.84%	257%	$50,845
Advisor Class(c)
Year Ended 4/30/2022	$31.34	(9.81%)	0.65%(d)	0.52%(d),(e)	1.70%	224%	$3,475
Year Ended 4/30/2021	$35.33	6.20%	0.66%(d)	0.52%(d),(e)	2.19%	227%	$2,123
Year Ended 4/30/2020	$34.83	7.32%	0.71%	0.55%(e)	2.74%	229%	$1,676
Year Ended 4/30/2019	$33.80	5.24%	0.76%	0.58%(e)	3.03%	236%	$738
Year Ended 4/30/2018	$33.09	(0.08%)	0.75%	0.61%(e)	2.09%	257%	$497
Class C(c)
Year Ended 4/30/2022	$31.34	(10.71%)	1.65%(d)	1.52%(d),(e)	0.69%	224%	$4,925
Year Ended 4/30/2021	$35.33	5.15%	1.66%(d)	1.52%(d),(e)	1.19%	227%	$7,680
Year Ended 4/30/2020	$34.83	6.26%	1.72%	1.55%(e)	1.74%	229%	$8,519
Year Ended 4/30/2019	$33.79	4.20%	1.76%	1.59%(e)	1.96%	236%	$4,058
Year Ended 4/30/2018	$33.08	(1.08%)	1.75%	1.61%(e)	1.04%	257%	$6,001
Institutional Class(c)
Year Ended 4/30/2022	$31.38	(9.80%)	0.65%(d)	0.52%(d),(e)	1.69%	224%	$76,311
Year Ended 4/30/2021	$35.37	6.19%	0.66%(d)	0.52%(d),(e)	2.18%	227%	$80,542
Year Ended 4/30/2020	$34.88	7.32%	0.72%	0.55%(e)	2.76%	229%	$68,640
Year Ended 4/30/2019	$33.83	5.24%	0.76%	0.58%(e)	2.97%	236%	$51,185
Year Ended 4/30/2018	$33.13	(0.08%)	0.74%	0.61%(e)	1.74%	257%	$56,556
Institutional 2 Class(c)
Year Ended 4/30/2022	$31.30	(9.74%)	0.58%(d)	0.45%(d)	1.76%	224%	$12,075
Year Ended 4/30/2021	$35.28	6.24%	0.60%(d)	0.45%(d)	2.23%	227%	$10,058
Year Ended 4/30/2020	$34.78	7.55%	0.62%	0.46%	2.83%	229%	$6,038
Year Ended 4/30/2019	$33.74	5.24%	0.64%	0.47%	3.20%	236%	$3,687
Year Ended 4/30/2018	$33.02	0.13%	0.64%	0.51%	2.20%	257%	$864
Institutional 3 Class(c)
Year Ended 4/30/2022	$31.45	(9.70%)	0.53%(d)	0.40%(d)	1.81%	224%	$836,474
Year Ended 4/30/2021	$35.45	6.31%	0.55%(d)	0.40%(d)	2.22%	227%	$925,195
Year Ended 4/30/2020	$34.95	7.47%	0.57%	0.40%	2.91%	229%	$265,665
Year Ended 4/30/2019	$33.90	5.41%	0.58%	0.42%	3.14%	236%	$257,417
Year Ended 4/30/2018	$33.19	0.19%	0.59%	0.46%	2.46%	257%	$284,876
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2022	31

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class R(c)
Year Ended 4/30/2022	$35.38	0.41	(4.01)	(3.60)	(0.40)	—	(0.40)
Year Ended 4/30/2021	$34.88	0.61	1.38	1.99	(0.63)	(0.86)	(1.49)
Year Ended 4/30/2020	$33.83	0.80	1.49	2.29	(0.80)	(0.44)	(1.24)
Year Ended 4/30/2019	$33.12	0.84	0.67	1.51	(0.80)	—	(0.80)
Year Ended 4/30/2018	$33.88	0.52	(0.72)	(0.20)	(0.52)	(0.04)	(0.56)
Class V(c)
Year Ended 4/30/2022	$35.31	0.53	(3.99)	(3.46)	(0.52)	—	(0.52)
Year Ended 4/30/2021	$34.82	0.73	1.37	2.10	(0.75)	(0.86)	(1.61)
Year Ended 4/30/2020	$33.78	0.92	1.48	2.40	(0.92)	(0.44)	(1.36)
Year Ended 4/30/2019	$33.07	0.92	0.71	1.63	(0.92)	—	(0.92)
Year Ended 4/30/2018	$33.82	0.64	(0.71)	(0.07)	(0.64)	(0.04)	(0.68)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Per share amounts have been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
(d)	Ratios include interest on collateral expense which is less than 0.01%.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Bond Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R(c)
Year Ended 4/30/2022	$31.38	(10.28%)	1.14%(d)	1.02%(d),(e)	1.18%	224%	$342
Year Ended 4/30/2021	$35.38	5.70%	1.16%(d)	1.02%(d),(e)	1.69%	227%	$1,127
Year Ended 4/30/2020	$34.88	6.79%	1.22%	1.05%(e)	2.26%	229%	$1,225
Year Ended 4/30/2019	$33.83	4.71%	1.26%	1.08%(e)	2.51%	236%	$680
Year Ended 4/30/2018	$33.12	(0.58%)	1.25%	1.11%(e)	1.54%	257%	$550
Class V(c)
Year Ended 4/30/2022	$31.33	(9.93%)	0.80%(d)	0.67%(d),(e)	1.54%	224%	$6,246
Year Ended 4/30/2021	$35.31	6.10%	0.81%(d)	0.67%(d),(e)	2.04%	227%	$7,640
Year Ended 4/30/2020	$34.82	7.17%	0.87%	0.70%(e)	2.62%	229%	$8,145
Year Ended 4/30/2019	$33.78	4.96%	0.91%	0.73%(e)	2.83%	236%	$8,242
Year Ended 4/30/2018	$33.07	(0.23%)	0.90%	0.76%(e)	1.92%	257%	$8,934
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2022	33

Notes to Financial Statements
April 30, 2022
Note 1. Organization
Columbia Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund’s Board of Trustees approved reverse stock splits of the issued and outstanding shares of the Fund (the Reverse Stock Split). The Reverse Stock Split was completed after the close of business on September 11, 2020. The impact of the Reverse Stock Split was to decrease the number of shares outstanding and increase the net asset value per share for each share class of the Fund by the ratio of 4 to 1, resulting in no effect on the net assets of each share class or the value of each affected shareholder’s investment. Capital stock share activity reflected in the Statement of Changes in Net Assets and per share data in the Financial Highlights have been adjusted on a retroactive basis to reflect the impact of the Reverse Stock Split.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Class V shares are available only to investors who received (and who continuously held) Class V shares in connection with previous fund reorganizations.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or
34	Columbia Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
April 30, 2022
not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may
Columbia Bond Fund | Annual Report 2022	35

Notes to Financial Statements  (continued)
April 30, 2022
also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown in the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
36	Columbia Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
April 30, 2022
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to manage exposure to fluctuations in interest rates and to manage convexity risk. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Columbia Bond Fund | Annual Report 2022	37

Notes to Financial Statements  (continued)
April 30, 2022
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption contract will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Interest rate and inflation rate swap contracts
The Fund entered into interest rate swap transactions and/or inflation rate swap contracts to manage interest rate and market risk exposure to produce incremental earnings.  These instruments may be used for other purposes in future periods. An interest rate swap or inflation rate swap, as applicable, is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
38	Columbia Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
April 30, 2022
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at April 30, 2022:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	2,365,519*
Interest rate risk	Investments, at value — Options purchased	8,195,578
Total		10,561,097

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	23,109,553*
Interest rate risk	Options contracts written, at value	9,290,616
Total		32,400,169

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended April 30, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Interest rate risk	(30,837,521)	713,460	6,184,085	(658,929)	(24,598,905)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Interest rate risk	(13,479,761)	(8,221,773)	(448,024)	13,478	(22,136,080)
Columbia Bond Fund | Annual Report 2022	39

Notes to Financial Statements  (continued)
April 30, 2022
The following table is a summary of the average outstanding volume by derivative instrument for the year ended April 30, 2022:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	593,146,975*
Futures contracts — short	12,408,866**

Derivative instrument	Average value ($)*
Options contracts — purchased	6,121,493
Options contracts — written	(3,312,735)

Derivative instrument	Average unrealized appreciation ($)**	Average unrealized depreciation ($)**
Interest rate swap contracts	76	(80,584)

*	Based on the ending quarterly outstanding amounts for the year ended April 30, 2022.
**	Based on the ending daily outstanding amounts for the year ended April 30, 2022.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance
40	Columbia Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
April 30, 2022
would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income in the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income in the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of April 30, 2022:
	Citi ($)	Morgan Stanley ($)	Total ($)
Assets
Options purchased calls	48	-	48
Options purchased puts	-	8,195,530	8,195,530
Total assets	48	8,195,530	8,195,578
Liabilities
Options contracts written	3,560,378	5,730,238	9,290,616
Total financial and derivative net assets	(3,560,330)	2,465,292	(1,095,038)
Total collateral received (pledged) (a)	(3,452,000)	2,440,682	(1,011,318)
Net amount (b)	(108,330)	24,610	(83,720)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
Columbia Bond Fund | Annual Report 2022	41

Notes to Financial Statements  (continued)
April 30, 2022
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
42	Columbia Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
April 30, 2022
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended April 30, 2022 was 0.50% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each
Columbia Bond Fund | Annual Report 2022	43

Notes to Financial Statements  (continued)
April 30, 2022
share class. In addition, effective September 1, 2021 through August 31, 2022, Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Institutional 3 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
For the year ended April 30, 2022, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Advisor Class	0.12
Class C	0.12
Institutional Class	0.12
Institutional 2 Class	0.05
Institutional 3 Class	0.00
Class R	0.12
Class V	0.12
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2022, these minimum account balance fees reduced total expenses of the Fund by $700.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.20% for shareholder services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.15% of the Fund’s average daily net assets attributable to Class V shares.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended April 30, 2022, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	4.75	0.50 - 1.00(a)	121,362
Class C	—	1.00(b)	1,721
Class V	4.75	0.50 - 1.00(a)	41

44	Columbia Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
April 30, 2022
(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	September 1, 2021 through August 31, 2022	Prior to September 1, 2021
Class A	0.77%	0.78%
Advisor Class	0.52	0.53
Class C	1.52	1.53
Institutional Class	0.52	0.53
Institutional 2 Class	0.45	0.45
Institutional 3 Class	0.40	0.40
Class R	1.02	1.03
Class V	0.67	0.68
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Reflected in the contractual cap commitment, effective September 1, 2021 through August 31, 2022, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At April 30, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, tax straddles, distributions, capital loss carryforward, swap investments, principal and/or interest of fixed income securities and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
Columbia Bond Fund | Annual Report 2022	45

Notes to Financial Statements  (continued)
April 30, 2022
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
139,796	(139,796)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2022			Year Ended April 30, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
19,737,576	—	19,737,576	28,415,979	6,783,710	35,199,689
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
1,810,845	—	(64,857,044)	(61,822,640)
At April 30, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
1,258,909,654	7,766,154	(69,588,794)	(61,822,640)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at April 30, 2022, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended April 30, 2022, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(33,282,749)	(31,574,295)	(64,857,044)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,844,606,250 and $2,877,229,487, respectively, for the year ended April 30, 2022, of which $2,311,680,474 and $2,283,661,245, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
46	Columbia Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
April 30, 2022
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended April 30, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended April 30, 2022.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Columbia Bond Fund | Annual Report 2022	47

Notes to Financial Statements  (continued)
April 30, 2022
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
LIBOR replacement risk
The elimination of London Inter-Bank Offered Rate (LIBOR), among other "inter-bank offered" reference rates, may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority and the ICE Benchmark Administration have announced that a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. A subset of non-U.S. dollar LIBOR settings are continuing to be published on a “synthetic” basis and it is possible that a subset of U.S. dollar LIBOR settings will also be published after June 30, 2023 on a “synthetic” basis. Any such publications are, or would be considered, non-representative of the underlying market. Markets are slowly developing in response to the elimination of LIBOR. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. These risks are likely to persist until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become more settled. Alternatives to LIBOR have been established or are in development in most major currencies, including the Secured Overnight Financing Rate (SOFR), which the U.S. Federal Reserve is promoting as the alternative reference rate to U.S. dollar LIBOR.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
48	Columbia Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
April 30, 2022
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock and commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or
Columbia Bond Fund | Annual Report 2022	49

Notes to Financial Statements  (continued)
April 30, 2022
non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At April 30, 2022, one unaffiliated shareholder of record owned 32.3% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 55.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
50	Columbia Bond Fund | Annual Report 2022

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Bond Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of April 30, 2022, the related statement of operations for the year ended April 30, 2022, the statement of changes in net assets for each of the two years in the period ended April 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2022 and the financial highlights for each of the five years in the period ended April 30, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 23, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Bond Fund | Annual Report 2022	51

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2022. Shareholders will be notified in early 2023 of the amounts for use in preparing 2022 income tax returns.
Section 163(j) Interest Dividends
100.00%
Section 163(j) Interest Dividends. The percentage of ordinary income distributed during the fiscal year that shareholders may treat as interest income for purposes of IRC Section 163(j), subject to holding period requirements and other limitations.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
52	Columbia Bond Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Columbia Bond Fund | Annual Report 2022	53

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
54	Columbia Bond Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Columbia Bond Fund | Annual Report 2022	55

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
56	Columbia Bond Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Columbia Bond Fund | Annual Report 2022	57

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2021, through December 31, 2021, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
58	Columbia Bond Fund | Annual Report 2022

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN121_04_M01_(06/22)

Annual Report
April 30, 2022
Columbia Small Cap Value Fund I
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Small Cap Value Fund I (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Small Cap Value Fund I  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Jeremy Javidi, CFA
Portfolio Manager
Managed Fund since 2005
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2022 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended April 30, 2022)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	07/25/86	-5.94	7.28	9.79
	Including sales charges		-11.35	6.02	9.14
Advisor Class*		11/08/12	-5.71	7.55	10.06
Class C	Excluding sales charges	01/15/96	-6.66	6.47	8.97
	Including sales charges		-7.42	6.47	8.97
Institutional Class		07/31/95	-5.70	7.55	10.07
Institutional 2 Class*		11/08/12	-5.60	7.68	10.20
Institutional 3 Class		07/15/09	-5.55	7.73	10.27
Class R		09/27/10	-6.17	7.01	9.52
Russell 2000 Value Index			-6.59	6.75	9.81
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charges for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Small Cap Value Fund I | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (April 30, 2012 — April 30, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Value Fund I during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at April 30, 2022)
Common Stocks	99.6
Money Market Funds	0.4
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at April 30, 2022)
Communication Services	2.5
Consumer Discretionary	10.6
Consumer Staples	3.8
Energy	8.1
Financials	26.0
Health Care	7.3
Industrials	16.9
Information Technology	9.1
Materials	8.6
Real Estate	6.1
Utilities	1.0
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Small Cap Value Fund I | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended April 30, 2022, Class A shares of Columbia Small Cap Value Fund I returned -5.94% excluding sales charges. The Fund outperformed its benchmark, the Russell 2000 Value Index, which returned -6.59% for the same time period.
Market overview
Despite a strong rally in 2021, U.S. equities were flat to negative for the 12-month period that ended April 30, 2022. As pandemic-related restrictions were eased, robust economic growth and corporate earnings drove gains for stocks. Both U.S. monetary and fiscal policy were highly supportive, as Congress approved massive spending packages that included direct payments to citizens and the U.S. Federal Reserve (Fed) maintained its benchmark overnight lending rate near zero while engaging in bond market purchases to keep longer term borrowing costs low. The fourth quarter of 2021 saw the Fed adopt a more hawkish tone in response to persistently high inflation, driven in large part by supply chain constraints and rising commodity prices, which led to increased market volatility. High-growth companies came under intense selling pressure and many investors crowded back to more defensive and established growth stocks, rotating away from longer duration growth stories.
The first four months of 2022 erased the gains won in 2021, with most major indices returning in negative territory as markets grappled with individual stock volatility, the number and timing of interest rate hikes by the Fed, inflation and geopolitical tensions. The invasion of Ukraine by Russia on February 24, 2022, roiled global markets and drove significant sell-offs. The conflict pressured the outlook for global growth and raised fresh concerns about supply chains, weighing heavily on investor sentiment. In addition, the resulting sanctions from the United States and other nations contributed to a spike in commodity prices by restricting the supply of oil and other raw materials. This development further weighed on the markets by fueling expectations that inflation, which was already accelerating, would rise to an even greater extent. As a result, investors began to factor in the possibility of very aggressive interest rate hikes by the Fed over the remainder of 2022.
The Fund’s notable contributors during the period
•	The Fund’s outperformance of its benchmark was driven primarily by relatively strong stock selection, particularly within the industrials, health care, financials and materials sectors.
•	Sector allocations, particularly an underweight to the poor performing health care sector and an overweight versus the benchmark to the stronger performing (though still negative for the period) materials sector.
•	Top individual contributors during the period included Range Resources Corp., iRhythm Technologies, Inc., American National Group, Inc., Chesapeake Energy Corp. and Andersons, Inc.
○	Within the financials sector, insurance provider American National Group, a long-term holding in the Fund, announced an acquisition offer from Brookfield Asset Management.
○	Within health care, medical device company iRhythm technologies, Inc., which makes wearable heart monitors, was added to the portfolio in the third quarter of 2021. Shares of iRhythm Technologies increased with the appointment of a new company President and CEO, as well as better-than-expected quarterly results. The Fund’s position was sold on strength.
○	Within energy, U.S. natural gas producers Range Resources and Chesapeake Energy were strong performers for the Fund. Both companies benefited from the strong rally in commodity prices and a pivot to U.S. produced gas exports in order to decrease dependence on Russian-produced gas.
○	Agricultural company Andersons reported strong results during the period, surpassing consensus expectations.
The Fund’s notable detractors during the period
•	Stock selection within and allocations to the information technology, energy, real estate and consumer discretionary sectors detracted from Fund performance versus the benchmark.
•	Fund holdings that detracted most from performance versus the benchmark during the period included Cognyte Software Ltd., Inogen, Inc. and eHealth, Inc.
Columbia Small Cap Value Fund I | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
○	Cognyte Software, a leader in investigative analytics software, saw its share price drop considerably during the period. Shares were challenged as the company lowered and then suspended forward guidance as a result of continued pandemic related headwinds and continued supply chain challenges along with uncertainty owing to the war in Ukraine.
○	Within health care, medical technology company Inogen, Inc. disappointed as rising expenses pressured the company’s margins during the period.
○	Health insurance marketplace eHealth disappointed as the company missed earnings expectations during the period and its stock declined. The Fund’s position was sold.
•	Not owning oil and gas producers Ovintiv and Antero Resources Corporation weighed on the Fund’s results versus the benchmark. Both were larger names in the benchmark that benefitted from the rise in energy prices during the period.
 Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in small-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Small Cap Value Fund I | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2021 — April 30, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	917.80	1,018.65	6.02	6.34	1.26
Advisor Class	1,000.00	1,000.00	919.00	1,019.90	4.83	5.09	1.01
Class C	1,000.00	1,000.00	914.30	1,014.91	9.59	10.10	2.01
Institutional Class	1,000.00	1,000.00	918.90	1,019.90	4.83	5.09	1.01
Institutional 2 Class	1,000.00	1,000.00	919.50	1,020.39	4.35	4.58	0.91
Institutional 3 Class	1,000.00	1,000.00	919.70	1,020.64	4.12	4.33	0.86
Class R	1,000.00	1,000.00	916.70	1,017.40	7.22	7.59	1.51
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Small Cap Value Fund I | Annual Report 2022	7

Portfolio of Investments
April 30, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.4%
Issuer	Shares	Value ($)
Communication Services 2.5%
Diversified Telecommunication Services 0.4%
Liberty Latin America Ltd., Class C(a)	551,203	5,093,116
Entertainment 0.5%
Gaia, Inc.(a)	392,060	1,936,777
Playstudios, Inc.(a)	666,538	3,859,255
Total		5,796,032
Interactive Media & Services 0.4%
Cargurus, Inc.(a)	66,320	2,167,338
Trivago NV, ADR(a)	1,149,194	2,424,799
Total		4,592,137
Media 0.5%
Criteo SA, ADR(a)	210,130	5,207,021
Wireless Telecommunication Services 0.7%
Telephone and Data Systems, Inc.	426,770	7,818,426
Total Communication Services		28,506,732
Consumer Discretionary 10.6%
Auto Components 1.4%
Gentherm, Inc.(a)	82,388	5,554,599
Modine Manufacturing Co.(a)	504,329	3,984,199
Visteon Corp.(a)	63,760	6,676,309
Total		16,215,107
Distributors 0.2%
Educational Development Corp.	338,836	2,219,376
Diversified Consumer Services 0.9%
American Public Education, Inc.(a)	138,902	2,700,255
Stride, Inc.(a)	178,720	7,023,696
Total		9,723,951
Household Durables 3.5%
Cavco Industries, Inc.(a)	21,407	5,057,404
Century Communities, Inc.	85,220	4,492,798
Ethan Allen Interiors, Inc.	164,483	3,904,827
Legacy Housing Corp.(a)	182,777	3,202,253
Lifetime Brands, Inc.	164,001	2,069,693
Lovesac Co. (The)(a)	67,973	2,979,936
Meritage Homes Corp.(a)	85,637	7,069,334
Common Stocks (continued)
Issuer	Shares	Value ($)
Tri Pointe Homes, Inc.(a)	380,923	7,873,678
Universal Electronics, Inc.(a)	113,107	3,336,657
Total		39,986,580
Internet & Direct Marketing Retail 0.7%
1-800-Flowers.com, Inc., Class A(a)	205,424	2,095,325
Overstock.com, Inc.(a)	87,370	2,932,137
Redbubble Ltd.(a)	3,187,100	2,503,230
Total		7,530,692
Leisure Products 0.5%
Malibu Boats, Inc., Class A(a)	102,082	5,133,704
Multiline Retail 0.3%
Big Lots, Inc.	121,722	3,761,210
Specialty Retail 0.7%
Urban Outfitters, Inc.(a)	352,500	8,389,500
Textiles, Apparel & Luxury Goods 2.4%
Canada Goose Holdings, Inc.(a)	243,030	5,290,763
Culp, Inc.	329,360	2,127,666
Fossil Group, Inc.(a)	454,010	4,485,619
Movado Group, Inc.	134,202	4,827,246
Skechers U.S.A., Inc., Class A(a)	86,328	3,306,362
Steven Madden Ltd.	193,050	7,926,633
Total		27,964,289
Total Consumer Discretionary		120,924,409
Consumer Staples 3.7%
Beverages 1.0%
Boston Beer Co., Inc. (The), Class A(a)	12,380	4,642,500
MGP Ingredients, Inc.	76,743	7,008,938
Total		11,651,438
Food & Staples Retailing 0.7%
Andersons, Inc. (The)	162,695	8,172,170
Food Products 1.7%
Dole PLC	478,900	5,703,699
Fresh Del Monte Produce, Inc.	259,694	6,765,029
TreeHouse Foods, Inc.(a)	235,030	7,403,445
Total		19,872,173
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Small Cap Value Fund I | Annual Report 2022

Portfolio of Investments  (continued)
April 30, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Personal Products 0.3%
Honest Co., Inc. (The)(a)	830,449	3,288,578
Total Consumer Staples		42,984,359
Energy 8.0%
Energy Equipment & Services 3.4%
ChampionX Corp.	578,550	12,207,405
Expro Group Holdings NV(a)	319,582	4,883,213
Natural Gas Services Group, Inc.(a)	349,993	4,297,914
Newpark Resources, Inc.(a)	1,346,104	4,697,903
Pason Systems, Inc.	362,253	4,570,989
Profire Energy, Inc.(a)	1,131,153	1,527,056
TechnipFMC PLC(a)	927,155	6,415,913
Total		38,600,393
Oil, Gas & Consumable Fuels 4.6%
Chesapeake Energy Corp.	185,192	15,189,448
CVR Energy, Inc.	264,580	6,633,021
Equitrans Midstream Corp.	1,042,670	8,195,386
Range Resources Corp.(a)	355,080	10,631,095
Talos Energy, Inc.(a)	368,920	6,703,277
W&T Offshore, Inc.(a)	1,236,440	5,885,454
Total		53,237,681
Total Energy		91,838,074
Financials 25.8%
Banks 15.8%
Ameris Bancorp	230,634	9,617,438
BancFirst Corp.	61,551	5,031,794
Bank of Marin Bancorp	117,445	3,671,331
BankUnited, Inc.	274,776	10,315,091
Banner Corp.	140,101	7,523,424
Brookline Bancorp, Inc.	448,030	6,478,514
Capital Bancorp, Inc.	174,735	3,933,285
Capital City Bank Group, Inc.	151,702	3,885,088
Central Pacific Financial Corp.	169,581	4,100,469
Central Valley Community Bancorp	140,695	2,716,820
Community Trust Bancorp, Inc.	123,936	4,933,892
First BanCorp	743,106	10,113,673
First BanCorp	143,518	5,376,184
First Community Corp.	182,586	3,618,855
Common Stocks (continued)
Issuer	Shares	Value ($)
First Financial Corp.	160,320	6,832,838
First of Long Island Corp. (The)	179,904	3,018,789
Heritage Financial Corp.	233,584	5,657,404
Hilltop Holdings, Inc.	292,850	7,464,747
HomeStreet, Inc.	109,807	4,457,066
National Bank Holdings Corp., Class A	157,740	5,759,087
Northrim BanCorp, Inc.	134,076	5,372,425
OFG Bancorp	268,351	7,132,770
Plumas Bancorp	90,091	3,171,203
Popular, Inc.	150,317	11,723,223
Professional Holding Corp., Class A(a)	167,450	3,747,531
Riverview Bancorp, Inc.	356,879	2,512,428
Shore Bancshares, Inc.	205,633	4,139,392
Sierra Bancorp	137,527	2,991,212
Southern First Bancshares, Inc.(a)	106,515	4,867,736
Towne Bank	280,624	7,736,804
UMB Financial Corp.	142,766	12,874,638
Total		180,775,151
Capital Markets 0.5%
StoneX Group, Inc.(a)	94,459	6,402,431
Consumer Finance 1.1%
Ezcorp, Inc., Class A(a)	1,039,560	7,276,920
PROG Holdings, Inc.(a)	187,867	4,972,839
Total		12,249,759
Insurance 4.1%
American Equity Investment Life Holding Co.	281,442	10,615,992
Employers Holdings, Inc.	149,554	5,883,454
Global Indemnity Group LLC	186,603	4,840,482
Horace Mann Educators Corp.	113,681	4,530,188
Mercury General Corp.	165,120	8,327,002
National Western Life Group, Inc., Class A	30,744	6,110,678
ProAssurance Corp.	266,234	6,541,369
Total		46,849,165
Thrifts & Mortgage Finance 4.3%
MGIC Investment Corp.	829,405	10,832,029
NMI Holdings, Inc., Class A(a)	361,117	6,637,331
Provident Financial Holdings, Inc.	181,140	2,751,517
Radian Group, Inc.	640,810	13,706,926

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund I | Annual Report 2022	9

Portfolio of Investments  (continued)
April 30, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Territorial Bancorp, Inc.	146,730	3,332,238
Washington Federal, Inc.	278,600	8,477,798
Western New England Bancorp, Inc.	478,594	4,111,122
Total		49,848,961
Total Financials		296,125,467
Health Care 7.3%
Biotechnology 3.0%
ACADIA Pharmaceuticals, Inc.(a)	251,322	4,634,378
Atara Biotherapeutics, Inc.(a)	349,933	2,225,574
Coherus Biosciences, Inc.(a)	238,907	2,159,719
Insmed, Inc.(a)	306,490	6,733,585
Iovance Biotherapeutics, Inc.(a)	304,806	4,617,811
Novavax, Inc.(a)	116,580	5,254,260
Sage Therapeutics, Inc.(a)	141,730	4,467,330
Spero Therapeutics, Inc.(a)	382,877	1,860,782
uniQure NV(a)	175,840	2,627,050
Total		34,580,489
Health Care Equipment & Supplies 0.4%
Inogen, Inc.(a)	186,641	4,718,285
Health Care Providers & Services 1.1%
Encompass Health Corp.	186,300	12,823,029
Health Care Technology 0.4%
Sharecare, Inc.(a)	1,638,027	4,488,194
Pharmaceuticals 2.4%
ANI Pharmaceuticals, Inc.(a)	108,534	3,202,838
Athira Pharma, Inc.(a)	255,880	2,633,005
Perrigo Co. PLC	247,190	8,478,617
Satsuma Pharmaceuticals, Inc.(a)	407,708	1,585,984
Supernus Pharmaceuticals, Inc.(a)	243,405	6,791,000
Taro Pharmaceutical Industries Ltd.(a)	101,473	3,982,815
Total		26,674,259
Total Health Care		83,284,256
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 16.8%
Aerospace & Defense 2.7%
Aerojet Rocketdyne Holdings, Inc.(a)	160,716	6,425,426
Curtiss-Wright Corp.	67,100	9,589,261
Maxar Technologies, Inc.	284,080	9,150,217
Moog, Inc., Class A	80,220	6,407,171
Total		31,572,075
Building Products 1.8%
Caesarstone Ltd.	317,614	3,122,146
Resideo Technologies, Inc.(a)	359,060	8,075,259
UFP Industries, Inc.	125,375	9,700,264
Total		20,897,669
Commercial Services & Supplies 1.0%
Healthcare Services Group, Inc.	313,339	5,354,964
HNI Corp.	181,880	6,482,203
Total		11,837,167
Construction & Engineering 0.6%
MDU Resources Group, Inc.	248,940	6,412,694
Electrical Equipment 2.2%
Array Technologies, Inc.(a)	449,222	2,933,420
AZZ, Inc.	120,040	5,478,626
Encore Wire Corp.	82,251	9,278,735
Shoals Technologies Group, Inc., Class A(a)	373,573	3,728,258
Thermon(a)	252,150	3,782,250
Total		25,201,289
Machinery 3.4%
Gorman-Rupp Co.	118,378	3,771,523
Greenbrier Companies, Inc. (The)	145,120	6,198,075
Hurco Companies, Inc.	119,775	3,398,017
John Bean Technologies Corp.	48,940	5,769,537
LB Foster Co., Class A(a)	177,926	2,526,549
Manitex International, Inc.(a)	515,582	3,980,293
Mueller Industries, Inc.	162,570	8,803,166
Standex International Corp.	46,234	4,347,845
Total		38,795,005

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Small Cap Value Fund I | Annual Report 2022

Portfolio of Investments  (continued)
April 30, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Marine 1.1%
Costamare, Inc.	435,810	5,844,212
Kirby Corp.(a)	111,240	7,252,848
Total		13,097,060
Professional Services 1.1%
Korn/Ferry International	147,177	9,042,555
Red Violet, Inc.(a)	124,960	3,258,956
Total		12,301,511
Road & Rail 1.9%
Avis Budget Group, Inc.(a)	26,983	7,222,540
Marten Transport Ltd.	370,725	6,443,200
Schneider National, Inc., Class B	329,718	7,791,236
Total		21,456,976
Trading Companies & Distributors 1.0%
H&E Equipment Services, Inc.	123,778	4,391,643
Textainer Group Holdings Ltd.	202,412	6,788,899
Total		11,180,542
Total Industrials		192,751,988
Information Technology 9.1%
Communications Equipment 1.8%
Applied Optoelectronics, Inc.(a)	587,770	1,510,569
Casa Systems, Inc.(a)	620,346	3,039,695
Digi International, Inc.(a)	204,250	3,864,410
NETGEAR, Inc.(a)	149,090	3,235,253
Netscout Systems, Inc.(a)	278,184	8,568,067
Total		20,217,994
Electronic Equipment, Instruments & Components 3.2%
Airgain, Inc.(a)	239,651	2,029,844
Bel Fuse, Inc., Class B	227,870	3,716,560
ePlus, Inc.(a)	143,500	8,104,880
FARO Technologies, Inc.(a)	66,380	2,276,170
OSI Systems, Inc.(a)	80,130	6,338,283
Powerfleet, Inc.(a)	783,494	2,068,424
Vishay Intertechnology, Inc.	517,470	9,640,466
Vishay Precision Group, Inc.(a)	97,709	3,049,498
Total		37,224,125
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 2.5%
Cass Information Systems, Inc.	110,822	4,289,920
IBEX Holdings Ltd.(a)	307,636	4,765,282
International Money Express, Inc.(a)	222,188	4,414,875
Kyndryl Holdings, Inc.(a)	492,999	5,861,758
Payoneer Global, Inc.(a)	829,848	3,468,765
Shift4 Payments, Inc., Class A(a)	105,087	5,512,864
Total		28,313,464
Semiconductors & Semiconductor Equipment 0.7%
Cohu, Inc.(a)	179,422	4,765,448
CyberOptics Corp.(a)	83,440	3,538,691
Total		8,304,139
Software 0.9%
BTRS Holdings, Inc.(a)	645,240	4,336,013
Cognyte Software Ltd.(a)	478,034	3,241,070
Upland Software, Inc.(a)	172,085	2,567,508
Total		10,144,591
Total Information Technology		104,204,313
Materials 8.5%
Chemicals 1.1%
Livent Corp.(a)	211,063	4,508,306
Tronox Holdings PLC, Class A	448,618	7,716,229
Total		12,224,535
Construction Materials 0.9%
Eagle Materials, Inc.	87,967	10,848,090
Containers & Packaging 0.5%
Greif, Inc., Class A	98,839	5,997,551
Metals & Mining 4.5%
Ampco-Pittsburgh Corp.(a)	536,544	3,010,012
Capstone Copper Corp.(a)	1,209,741	5,508,882
Centerra Gold, Inc.	823,260	7,619,633
Commercial Metals Co.	359,500	14,739,500
ERO Copper Corp.(a)	420,796	6,049,976
Ferroglobe PLC(a)	474,247	3,058,893
Olympic Steel, Inc.	125,037	4,292,520
Torex Gold Resources, Inc.(a)	426,461	4,773,681
Universal Stainless & Alloy Products, Inc.(a)	258,187	2,246,227
Total		51,299,324

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund I | Annual Report 2022	11

Portfolio of Investments  (continued)
April 30, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Paper & Forest Products 1.5%
Clearwater Paper Corp.(a)	106,470	3,525,222
Glatfelter Corp.	239,367	2,633,037
Louisiana-Pacific Corp.	175,300	11,310,356
Total		17,468,615
Total Materials		97,838,115
Real Estate 6.1%
Equity Real Estate Investment Trusts (REITS) 5.7%
Highwoods Properties, Inc.	214,290	8,751,604
Hudson Pacific Properties, Inc.	362,330	8,435,042
Macerich Co. (The)	444,670	5,580,609
Pebblebrook Hotel Trust	421,601	10,295,496
PotlatchDeltic Corp.	210,453	11,656,992
RLJ Lodging Trust	731,171	10,251,017
Sunstone Hotel Investors, Inc.(a)	824,122	10,095,495
Total		65,066,255
Real Estate Management & Development 0.4%
Forestar Group, Inc.(a)	267,085	4,356,156
Total Real Estate		69,422,411
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 1.0%
Gas Utilities 1.0%
National Fuel Gas Co.	117,800	8,261,314
RGC Resources, Inc.	152,689	3,175,931
Total		11,437,245
Total Utilities		11,437,245
Total Common Stocks (Cost $921,909,888)		1,139,317,369

Money Market Funds 0.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.462%(b),(c)	4,497,655	4,496,306
Total Money Market Funds (Cost $4,496,303)		4,496,306
Total Investments in Securities (Cost: $926,406,191)		1,143,813,675
Other Assets & Liabilities, Net		2,346,771
Net Assets		1,146,160,446

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at April 30, 2022.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended April 30, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.462%
	12,379,847	383,359,921	(391,243,465)	3	4,496,306	(63)	7,817	4,497,655
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Small Cap Value Fund I | Annual Report 2022

Portfolio of Investments  (continued)
April 30, 2022
Fair value measurements  (continued)
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	28,506,732	—	—	28,506,732
Consumer Discretionary	118,421,179	2,503,230	—	120,924,409
Consumer Staples	42,984,359	—	—	42,984,359
Energy	91,838,074	—	—	91,838,074
Financials	296,125,467	—	—	296,125,467
Health Care	83,284,256	—	—	83,284,256
Industrials	192,751,988	—	—	192,751,988
Information Technology	104,204,313	—	—	104,204,313
Materials	97,838,115	—	—	97,838,115
Real Estate	69,422,411	—	—	69,422,411
Utilities	11,437,245	—	—	11,437,245
Total Common Stocks	1,136,814,139	2,503,230	—	1,139,317,369
Money Market Funds	4,496,306	—	—	4,496,306
Total Investments in Securities	1,141,310,445	2,503,230	—	1,143,813,675
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund I | Annual Report 2022	13

Statement of Assets and Liabilities
April 30, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $921,909,888)	$1,139,317,369
Affiliated issuers (cost $4,496,303)	4,496,306
Receivable for:
Investments sold	4,124,545
Capital shares sold	1,646,561
Dividends	448,574
Prepaid expenses	7,614
Trustees’ deferred compensation plan	389,485
Total assets	1,150,430,454
Liabilities
Due to custodian	486
Payable for:
Investments purchased	2,490,010
Capital shares purchased	1,137,018
Management services fees	26,198
Distribution and/or service fees	1,994
Transfer agent fees	154,690
Compensation of board members	14,593
Other expenses	55,534
Trustees’ deferred compensation plan	389,485
Total liabilities	4,270,008
Net assets applicable to outstanding capital stock	$1,146,160,446
Represented by
Paid in capital	895,252,771
Total distributable earnings (loss)	250,907,675
Total - representing net assets applicable to outstanding capital stock	$1,146,160,446
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Small Cap Value Fund I | Annual Report 2022

Statement of Assets and Liabilities  (continued)
April 30, 2022
Class A
Net assets	$250,665,470
Shares outstanding	6,126,655
Net asset value per share	$40.91
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$43.41
Advisor Class
Net assets	$58,695,976
Shares outstanding	1,207,635
Net asset value per share	$48.60
Class C
Net assets	$7,269,365
Shares outstanding	306,699
Net asset value per share	$23.70
Institutional Class
Net assets	$537,446,834
Shares outstanding	11,466,092
Net asset value per share	$46.87
Institutional 2 Class
Net assets	$105,228,899
Shares outstanding	2,161,778
Net asset value per share	$48.68
Institutional 3 Class
Net assets	$184,850,490
Shares outstanding	3,913,856
Net asset value per share	$47.23
Class R
Net assets	$2,003,412
Shares outstanding	49,273
Net asset value per share	$40.66
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund I | Annual Report 2022	15

Statement of Operations
Year Ended April 30, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$14,962,547
Dividends — affiliated issuers	7,817
Foreign taxes withheld	(128,004)
Total income	14,842,360
Expenses:
Management services fees	9,303,647
Distribution and/or service fees
Class A	698,947
Class C	87,269
Class R	12,488
Transfer agent fees
Class A	430,867
Advisor Class	99,022
Class C	13,453
Institutional Class	743,626
Institutional 2 Class	64,227
Institutional 3 Class	11,560
Class R	3,859
Compensation of board members	27,621
Custodian fees	30,934
Printing and postage fees	109,604
Registration fees	164,245
Audit fees	35,000
Legal fees	23,042
Interest on interfund lending	1,179
Compensation of chief compliance officer	378
Other	49,374
Total expenses	11,910,342
Expense reduction	(2,544)
Total net expenses	11,907,798
Net investment income	2,934,562
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	140,454,620
Investments — affiliated issuers	(63)
Foreign currency translations	8,644
Net realized gain	140,463,201
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(212,547,030)
Investments — affiliated issuers	3
Net change in unrealized appreciation (depreciation)	(212,547,027)
Net realized and unrealized loss	(72,083,826)
Net decrease in net assets resulting from operations	$(69,149,264)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Small Cap Value Fund I | Annual Report 2022

Statement of Changes in Net Assets
	Year Ended April 30, 2022	Year Ended April 30, 2021
Operations
Net investment income	$2,934,562	$5,365,721
Net realized gain	140,463,201	63,577,580
Net change in unrealized appreciation (depreciation)	(212,547,027)	399,238,662
Net increase (decrease) in net assets resulting from operations	(69,149,264)	468,181,963
Distributions to shareholders
Net investment income and net realized gains
Class A	(34,661,347)	(1,160,307)
Advisor Class	(6,688,259)	(177,582)
Class C	(1,744,634)	(5,544)
Institutional Class	(51,903,589)	(1,812,485)
Institutional 2 Class	(12,568,941)	(577,275)
Institutional 3 Class	(20,943,537)	(1,074,845)
Class R	(329,937)	(7,085)
Total distributions to shareholders	(128,840,244)	(4,815,123)
Increase in net assets from capital stock activity	257,119,317	192,029,700
Total increase in net assets	59,129,809	655,396,540
Net assets at beginning of year	1,087,030,637	431,634,097
Net assets at end of year	$1,146,160,446	$1,087,030,637
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund I | Annual Report 2022	17

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2022		April 30, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	628,215	29,444,739	792,138	30,745,196
Fund reorganization	—	—	749,058	20,756,334
Distributions reinvested	693,929	31,789,734	29,979	1,066,400
Redemptions	(1,004,933)	(46,390,939)	(1,411,683)	(51,005,190)
Net increase	317,211	14,843,534	159,492	1,562,740
Advisor Class
Subscriptions	1,155,300	63,891,992	652,486	33,613,095
Fund reorganization	—	—	23,850	769,407
Distributions reinvested	108,730	5,887,738	3,386	139,315
Redemptions	(1,006,847)	(56,195,509)	(338,346)	(14,828,695)
Net increase	257,183	13,584,221	341,376	19,693,122
Class C
Subscriptions	90,981	2,646,075	124,991	3,463,386
Fund reorganization	—	—	97,768	1,714,870
Distributions reinvested	62,233	1,683,680	288	5,178
Redemptions	(119,948)	(3,311,185)	(135,914)	(3,249,186)
Net increase	33,266	1,018,570	87,133	1,934,248
Institutional Class
Subscriptions	5,939,467	306,524,158	5,760,693	230,900,160
Fund reorganization	—	—	1,392,865	43,499,400
Distributions reinvested	779,290	40,687,924	30,595	1,282,323
Redemptions	(3,163,933)	(165,504,371)	(2,774,077)	(123,743,095)
Net increase	3,554,824	181,707,711	4,410,076	151,938,788
Institutional 2 Class
Subscriptions	645,557	35,674,714	813,796	37,795,832
Fund reorganization	—	—	14,915	481,614
Distributions reinvested	231,712	12,568,941	14,044	577,275
Redemptions	(735,537)	(39,935,484)	(507,180)	(22,924,661)
Net increase	141,732	8,308,171	335,575	15,930,060
Institutional 3 Class
Subscriptions	1,330,426	70,352,538	804,192	37,736,473
Fund reorganization	—	—	6,037	189,748
Distributions reinvested	299,125	15,740,695	23,589	937,683
Redemptions	(903,984)	(48,368,264)	(818,757)	(37,742,017)
Net increase	725,567	37,724,969	15,061	1,121,887
Class R
Subscriptions	18,879	895,719	19,947	726,715
Distributions reinvested	7,230	329,493	201	7,065
Redemptions	(28,200)	(1,293,071)	(24,292)	(884,925)
Net decrease	(2,091)	(67,859)	(4,144)	(151,145)
Total net increase	5,027,692	257,119,317	5,344,569	192,029,700
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Small Cap Value Fund I | Annual Report 2022

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Columbia Small Cap Value Fund I | Annual Report 2022	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 4/30/2022	$49.30	0.02	(2.46)	(2.44)	(0.07)	(5.88)	(5.95)
Year Ended 4/30/2021	$26.90	0.19	22.41	22.60	(0.17)	(0.03)	(0.20)
Year Ended 4/30/2020	$36.62	0.18	(8.59)	(8.41)	(0.17)	(1.14)	(1.31)
Year Ended 4/30/2019	$40.70	0.08	(1.08)	(1.00)	(0.13)	(2.95)	(3.08)
Year Ended 4/30/2018	$41.62	(0.03)	3.95	3.92	(0.01)	(4.83)	(4.84)
Advisor Class
Year Ended 4/30/2022	$57.47	0.15	(2.94)	(2.79)	(0.20)	(5.88)	(6.08)
Year Ended 4/30/2021	$31.32	0.37	26.06	26.43	(0.25)	(0.03)	(0.28)
Year Ended 4/30/2020	$42.37	0.30	(9.98)	(9.68)	(0.23)	(1.14)	(1.37)
Year Ended 4/30/2019	$46.56	0.21	(1.25)	(1.04)	(0.20)	(2.95)	(3.15)
Year Ended 4/30/2018	$46.89	0.10	4.48	4.58	(0.08)	(4.83)	(4.91)
Class C
Year Ended 4/30/2022	$31.15	(0.20)	(1.37)	(1.57)	—	(5.88)	(5.88)
Year Ended 4/30/2021	$17.06	(0.04)	14.16	14.12	—	(0.03)	(0.03)
Year Ended 4/30/2020	$23.72	(0.04)	(5.48)	(5.52)	—	(1.14)	(1.14)
Year Ended 4/30/2019	$27.55	(0.16)	(0.72)	(0.88)	—	(2.95)	(2.95)
Year Ended 4/30/2018	$29.86	(0.24)	2.76	2.52	—	(4.83)	(4.83)
Institutional Class
Year Ended 4/30/2022	$55.63	0.15	(2.82)	(2.67)	(0.21)	(5.88)	(6.09)
Year Ended 4/30/2021	$30.33	0.33	25.25	25.58	(0.25)	(0.03)	(0.28)
Year Ended 4/30/2020	$41.07	0.30	(9.67)	(9.37)	(0.23)	(1.14)	(1.37)
Year Ended 4/30/2019	$45.24	0.20	(1.22)	(1.02)	(0.20)	(2.95)	(3.15)
Year Ended 4/30/2018	$45.70	0.08	4.37	4.45	(0.08)	(4.83)	(4.91)
Institutional 2 Class
Year Ended 4/30/2022	$57.55	0.21	(2.94)	(2.73)	(0.26)	(5.88)	(6.14)
Year Ended 4/30/2021	$31.36	0.40	26.11	26.51	(0.29)	(0.03)	(0.32)
Year Ended 4/30/2020	$42.40	0.36	(10.00)	(9.64)	(0.26)	(1.14)	(1.40)
Year Ended 4/30/2019	$46.57	0.27	(1.25)	(0.98)	(0.24)	(2.95)	(3.19)
Year Ended 4/30/2018	$46.88	0.17	4.46	4.63	(0.11)	(4.83)	(4.94)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Small Cap Value Fund I | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 4/30/2022	$40.91	(5.94%)	1.26%(c)	1.26%(c),(d)	0.04%	58%	$250,665
Year Ended 4/30/2021	$49.30	84.29%	1.33%(c)	1.31%(c),(d)	0.53%	43%	$286,411
Year Ended 4/30/2020	$26.90	(23.69%)	1.37%(c),(e)	1.32%(c),(d),(e)	0.55%	60%	$152,006
Year Ended 4/30/2019	$36.62	(2.38%)	1.36%(c),(e)	1.32%(c),(d),(e)	0.21%	62%	$234,765
Year Ended 4/30/2018	$40.70	10.03%	1.35%(e)	1.33%(d),(e)	(0.07%)	51%	$248,266
Advisor Class
Year Ended 4/30/2022	$48.60	(5.71%)	1.01%(c)	1.01%(c),(d)	0.28%	58%	$58,696
Year Ended 4/30/2021	$57.47	84.74%	1.08%(c)	1.06%(c),(d)	0.87%	43%	$54,621
Year Ended 4/30/2020	$31.32	(23.49%)	1.12%(c),(e)	1.07%(c),(d),(e)	0.79%	60%	$19,077
Year Ended 4/30/2019	$42.37	(2.14%)	1.12%(c),(e)	1.07%(c),(d),(e)	0.48%	62%	$29,064
Year Ended 4/30/2018	$46.56	10.34%	1.10%(e)	1.08%(d),(e)	0.20%	51%	$11,734
Class C
Year Ended 4/30/2022	$23.70	(6.66%)	2.01%(c)	2.01%(c),(d)	(0.71%)	58%	$7,269
Year Ended 4/30/2021	$31.15	82.90%	2.08%(c)	2.05%(c),(d)	(0.19%)	43%	$8,516
Year Ended 4/30/2020	$17.06	(24.24%)	2.12%(c),(e)	2.07%(c),(d),(e)	(0.20%)	60%	$3,178
Year Ended 4/30/2019	$23.72	(3.15%)	2.10%(c),(e)	2.07%(c),(d),(e)	(0.59%)	62%	$7,969
Year Ended 4/30/2018	$27.55	9.24%	2.10%(e)	2.08%(d),(e)	(0.83%)	51%	$22,792
Institutional Class
Year Ended 4/30/2022	$46.87	(5.70%)	1.01%(c)	1.01%(c),(d)	0.30%	58%	$537,447
Year Ended 4/30/2021	$55.63	84.72%	1.07%(c)	1.05%(c),(d)	0.77%	43%	$440,126
Year Ended 4/30/2020	$30.33	(23.48%)	1.12%(c),(e)	1.07%(c),(d),(e)	0.79%	60%	$106,186
Year Ended 4/30/2019	$41.07	(2.16%)	1.11%(c),(e)	1.07%(c),(d),(e)	0.47%	62%	$192,878
Year Ended 4/30/2018	$45.24	10.32%	1.10%(e)	1.08%(d),(e)	0.17%	51%	$209,822
Institutional 2 Class
Year Ended 4/30/2022	$48.68	(5.60%)	0.91%(c)	0.91%(c)	0.39%	58%	$105,229
Year Ended 4/30/2021	$57.55	84.97%	0.95%(c)	0.93%(c)	0.93%	43%	$116,249
Year Ended 4/30/2020	$31.36	(23.39%)	0.98%(c),(e)	0.94%(c),(e)	0.96%	60%	$52,825
Year Ended 4/30/2019	$42.40	(2.01%)	0.97%(c),(e)	0.94%(c),(e)	0.61%	62%	$39,831
Year Ended 4/30/2018	$46.57	10.45%	0.97%(e)	0.96%(e)	0.35%	51%	$15,739
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund I | Annual Report 2022	21

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 4/30/2022	$56.01	0.23	(2.84)	(2.61)	(0.29)	(5.88)	(6.17)
Year Ended 4/30/2021	$30.53	0.39	25.43	25.82	(0.31)	(0.03)	(0.34)
Year Ended 4/30/2020	$41.30	0.37	(9.72)	(9.35)	(0.28)	(1.14)	(1.42)
Year Ended 4/30/2019	$45.45	0.28	(1.22)	(0.94)	(0.26)	(2.95)	(3.21)
Year Ended 4/30/2018	$45.86	0.17	4.37	4.54	(0.12)	(4.83)	(4.95)
Class R
Year Ended 4/30/2022	$49.08	(0.09)	(2.45)	(2.54)	—	(5.88)	(5.88)
Year Ended 4/30/2021	$26.79	0.11	22.30	22.41	(0.09)	(0.03)	(0.12)
Year Ended 4/30/2020	$36.50	0.10	(8.56)	(8.46)	(0.11)	(1.14)	(1.25)
Year Ended 4/30/2019	$40.61	(0.01)	(1.09)	(1.10)	(0.06)	(2.95)	(3.01)
Year Ended 4/30/2018	$41.63	(0.13)	3.94	3.81	—	(4.83)	(4.83)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Small Cap Value Fund I | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 4/30/2022	$47.23	(5.55%)	0.86%(c)	0.86%(c)	0.44%	58%	$184,850
Year Ended 4/30/2021	$56.01	85.03%	0.90%(c)	0.88%(c)	0.96%	43%	$178,586
Year Ended 4/30/2020	$30.53	(23.34%)	0.93%(c),(e)	0.89%(c),(e)	1.01%	60%	$96,875
Year Ended 4/30/2019	$41.30	(1.97%)	0.92%(c),(e)	0.89%(c),(e)	0.64%	62%	$108,132
Year Ended 4/30/2018	$45.45	10.50%	0.93%(e)	0.91%(e)	0.37%	51%	$115,296
Class R
Year Ended 4/30/2022	$40.66	(6.17%)	1.51%(c)	1.51%(c),(d)	(0.20%)	58%	$2,003
Year Ended 4/30/2021	$49.08	83.85%	1.58%(c)	1.56%(c),(d)	0.30%	43%	$2,521
Year Ended 4/30/2020	$26.79	(23.87%)	1.62%(c),(e)	1.57%(c),(d),(e)	0.31%	60%	$1,487
Year Ended 4/30/2019	$36.50	(2.67%)	1.60%(c),(e)	1.57%(c),(d),(e)	(0.03%)	62%	$2,048
Year Ended 4/30/2018	$40.61	9.77%	1.60%(e)	1.58%(d),(e)	(0.31%)	51%	$3,790
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund I | Annual Report 2022	23

Notes to Financial Statements
April 30, 2022
Note 1. Organization
Columbia Small Cap Value Fund I (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
24	Columbia Small Cap Value Fund I | Annual Report 2022

Notes to Financial Statements  (continued)
April 30, 2022
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Small Cap Value Fund I | Annual Report 2022	25

Notes to Financial Statements  (continued)
April 30, 2022
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.85% to 0.73% as the Fund’s net assets increase. The effective management services fee rate for the year ended April 30, 2022 was 0.82% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan
26	Columbia Small Cap Value Fund I | Annual Report 2022

Notes to Financial Statements  (continued)
April 30, 2022
constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
The Fund is permitted to engage in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers under specified conditions outlined in a policy adopted by the Board, pursuant to Rule 17a-7 under the 1940 Act (cross-trades). The Board relies on quarterly written representation from the Fund’s Chief Compliance Officer that cross-trades complied with approved policy.
For the year ended April 30, 2022, the Fund engaged in cross-trades as follows:
Purchases ($)	Sales ($)	Net realized gain (loss) ($)
6,560,341	—	—
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended April 30, 2022, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.15
Advisor Class	0.15
Class C	0.15
Institutional Class	0.15
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.15
Columbia Small Cap Value Fund I | Annual Report 2022	27

Notes to Financial Statements  (continued)
April 30, 2022
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2022, these minimum account balance fees reduced total expenses of the Fund by $2,544.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended April 30, 2022, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	175,013
Class C	—	1.00(b)	1,504

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	September 1, 2021 through August 31, 2022	Prior to September 1, 2021
Class A	1.27%	1.31%
Advisor Class	1.02	1.06
Class C	2.02	2.06
Institutional Class	1.02	1.06
Institutional 2 Class	0.93	0.93
Institutional 3 Class	0.88	0.88
Class R	1.52	1.56
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage
28	Columbia Small Cap Value Fund I | Annual Report 2022

Notes to Financial Statements  (continued)
April 30, 2022
commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At April 30, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, post-October capital losses, capital loss carryforward, earnings and profits distributed to shareholders on the redemption of shares, investments in partnerships and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(183,137)	(9,591,482)	9,774,619
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2022			Year Ended April 30, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
28,353,615	100,486,629	128,840,244	4,371,513	443,610	4,815,123
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	53,765,313	(7,021,227)	213,185,773
At April 30, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
930,627,902	282,092,657	(68,906,884)	213,185,773
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Columbia Small Cap Value Fund I | Annual Report 2022	29

Notes to Financial Statements  (continued)
April 30, 2022
The following capital loss carryforwards, determined at April 30, 2022, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended April 30, 2022, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(7,021,227)	—	(7,021,227)	599,961
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of April 30, 2022, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on May 1, 2022.
Late year ordinary losses ($)	Post-October capital losses ($)
—	8,619,206
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $789,283,657 and $651,033,228, respectively, for the year ended April 30, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended April 30, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	3,261,905	0.65	21
30	Columbia Small Cap Value Fund I | Annual Report 2022

Notes to Financial Statements  (continued)
April 30, 2022
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at April 30, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended April 30, 2022.
Note 9. Fund reorganization
At the close of business on July 10, 2020, the Fund acquired the assets and assumed the identified liabilities of Columbia Disciplined Small Core Fund (the Acquired Fund), a series of Columbia Funds Series Trust I. The reorganization was completed after the Board of Trustees of the Acquired Fund approved a plan of reorganization at a meeting held in February 2020. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.
The aggregate net assets of the Fund immediately before the reorganization were $437,882,159 and the combined net assets immediately after the reorganization were $505,293,532.
The reorganization was accomplished by a tax-free exchange of 16,812,075 shares of the Acquired Fund valued at $67,411,373 (including $(3,143,694) of unrealized appreciation/(depreciation)).
In exchange for the Acquired Fund’s shares, the Fund issued the following number of shares:
Shares
Class A	749,058
Advisor Class	23,850
Class C	97,768
Institutional Class	1,392,865(a)
Institutional 2 Class	14,915
Institutional 3 Class	6,037

(a)	1,101,599 shares of Institutional Class were issued in exchange of Class V shares of the Acquired Fund.
For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the Acquired Fund’s cost of investments was carried forward.
The Fund’s financial statements reflect both the operations of the Fund for the period prior to the reorganization and the combined Fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the combined Fund’s Statement of Operations since the reorganization was completed.
Columbia Small Cap Value Fund I | Annual Report 2022	31

Notes to Financial Statements  (continued)
April 30, 2022
Assuming the reorganization had been completed on May 1, 2020, the Fund’s pro-forma results of operations for the year ended April 30, 2021 would have been approximately:
($)
Net investment income	5,436,000
Net realized gain	63,659,000
Net change in unrealized appreciation/(depreciation)	403,525,000
Net increase in net assets from operations	472,620,000
Note 10. Significant risks
Financial sector risk
The Fund is more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock and commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global
32	Columbia Small Cap Value Fund I | Annual Report 2022

Notes to Financial Statements  (continued)
April 30, 2022
pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At April 30, 2022, two unaffiliated shareholders of record owned 41.5% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 13.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 11. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 12. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Small Cap Value Fund I | Annual Report 2022	33

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Small Cap Value Fund I
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Small Cap Value Fund I (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of April 30, 2022, the related statement of operations for the year ended April 30, 2022, the statement of changes in net assets for each of the two years in the period ended April 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2022 and the financial highlights for each of the five years in the period ended April 30, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 23, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
34	Columbia Small Cap Value Fund I | Annual Report 2022

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2022. Shareholders will be notified in early 2023 of the amounts for use in preparing 2022 income tax returns.
Qualified dividend income	Dividends received deduction	Section 199A dividends	Capital gain dividend
70.96%	60.78%	1.61%	$137,188,545
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Section 199A dividends. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents Section 199A dividends potentially eligible for a 20% deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Columbia Small Cap Value Fund I | Annual Report 2022	35

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
36	Columbia Small Cap Value Fund I | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
Columbia Small Cap Value Fund I | Annual Report 2022	37

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
38	Columbia Small Cap Value Fund I | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Small Cap Value Fund I | Annual Report 2022	39

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
40	Columbia Small Cap Value Fund I | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2021, through December 31, 2021, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Columbia Small Cap Value Fund I | Annual Report 2022	41

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[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Small Cap Value Fund I
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN287_04_M01_(06/22)

Annual Report
April 30, 2022
Columbia U.S. Treasury Index Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia U.S. Treasury Index Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia U.S. Treasury Index Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return that corresponds to the total return of the FTSE USBIG Treasury Index, before fees and expenses.
Portfolio management
Alan Erickson, CFA
Portfolio Manager
Managed Fund since 2017
Average annual total returns (%) (for the period ended April 30, 2022)
		Inception	1 Year	5 Years	10 Years
Class A		11/25/02	-7.54	0.65	0.84
Class C	Excluding sales charges	11/25/02	-8.14	-0.03	0.17
	Including sales charges		-9.06	-0.03	0.17
Institutional Class		06/04/91	-7.48	0.80	1.02
Institutional 2 Class*		11/08/12	-7.42	0.80	1.02
Institutional 3 Class*		03/01/17	-7.44	0.79	1.01
FTSE USBIG Treasury Index			-7.15	1.00	1.22
Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The FTSE USBIG Treasury Index tracks the performance of US Dollar-denominated bonds issued in the US investment-grade bond market. The index includes fixed-rate U.S. Treasury bonds with USD 5 billion public amount outstanding and greater than one year to maturity. The index excludes U.S. Federal Reserve purchases, inflation-indexed securities and STRIPS.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia U.S. Treasury Index Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (April 30, 2012 — April 30, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia U.S. Treasury Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at April 30, 2022)
Money Market Funds	0.9
U.S. Treasury Obligations	99.1
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at April 30, 2022)
AAA rating	100.0
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia U.S. Treasury Index Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
At April 30, 2022, approximately 85.71% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended April 30, 2022, Class A shares of Columbia U.S. Treasury Index Fund returned -7.54%. The Fund’s benchmark, the FTSE USBIG Treasury Index, returned -7.15% for the same time period. Mutual funds, unlike unmanaged indices, incur operating expenses.
Market overview
The U.S. Treasury market was significantly impacted by U.S. Federal Reserve (Fed) monetary policy change starting at the beginning of 2022. Inflation had proved to be more persistent and at a much higher level than the Fed expected in their forecasts in 2021. Tight labor markets, a spike higher in energy costs as well as continued supply chain issues put substantial pressure on prices across the economy.  In response, the Fed’s forward guidance changed from slow and steady rate increases to an accelerated and higher terminal fed funds target rate.
At the end of 2021, the market generally expected and had priced in three 25 basis point (bp) hikes, which would result in a 0.75% overnight rate, but at the end of April 2022 that had risen to an expected 2.75% by year end. (A basis point is 1/100 of a percent.)
While Treasury rates had been pretty stable through much of the period, volatility exploded as 2022 began.  The two-year U.S. Treasury yield moved 198 bps higher and the long Treasury bond was up 109 bps through April 2022.
The Fund’s notable contributors during the period
•	The Fund attempts to match the return of its benchmark, the unmanaged FTSE USBIG Treasury Index.
•	Shorter term U.S. Treasuries, though in negative territory, returning -4.19%, outperformed the benchmark during the period.
The Fund’s notable detractors during the period
•	Treasury returns were negatively impacted by the move toward higher rates during the period.
•	Total returns for intermediate maturity Treasuries were down 9% and longer term Treasuries were down 19.4%.
•	A flattening of the yield curve is typical as the Fed embarks on an interest rate hiking cycle. However, the current environment is different from more recent hiking cycles as the Fed is behind the curve in its inflation mandate. As a result, the market is adjusting to the fact that short term interest rates could rise higher than what is generally perceived as “neutral” and reach a more “restrictive” level.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The U.S. government may be unable or unwilling to honor its financial obligations. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. The Fund’s net value will generally decline when the performance of its targeted index declines. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia U.S. Treasury Index Fund | Annual Report 2022	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2021 — April 30, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	916.80	1,023.34	1.53	1.61	0.32
Class C	1,000.00	1,000.00	913.80	1,020.09	4.63	4.89	0.97
Institutional Class	1,000.00	1,000.00	916.70	1,024.08	0.81	0.86	0.17
Institutional 2 Class	1,000.00	1,000.00	917.30	1,024.08	0.81	0.86	0.17
Institutional 3 Class	1,000.00	1,000.00	917.10	1,024.08	0.81	0.86	0.17
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia U.S. Treasury Index Fund | Annual Report 2022

Portfolio of Investments
April 30, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
U.S. Treasury Obligations 98.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
04/30/2023	0.125%	3,599,000	3,527,301
04/30/2023	2.750%	3,348,000	3,366,963
05/15/2023	0.125%	7,654,000	7,493,146
05/15/2023	1.750%	4,971,000	4,948,864
05/31/2023	1.625%	3,369,000	3,347,286
05/31/2023	2.750%	3,539,000	3,558,492
06/15/2023	0.250%	6,948,000	6,795,470
06/30/2023	1.375%	6,823,000	6,751,305
06/30/2023	2.625%	6,836,000	6,861,635
07/15/2023	0.125%	6,693,000	6,515,740
07/31/2023	1.250%	4,168,000	4,109,876
07/31/2023	2.750%	4,617,000	4,636,839
08/15/2023	0.125%	9,193,000	8,925,110
08/15/2023	2.500%	1,864,000	1,866,184
08/31/2023	1.375%	5,465,000	5,387,935
08/31/2023	2.750%	1,832,000	1,838,798
09/15/2023	0.125%	7,282,000	7,053,015
09/30/2023	1.375%	4,418,000	4,350,004
09/30/2023	2.875%	4,914,000	4,939,338
10/15/2023	0.125%	5,403,000	5,219,171
10/31/2023	1.625%	4,343,000	4,285,489
10/31/2023	2.875%	3,399,000	3,414,667
11/15/2023	0.250%	7,045,000	6,800,351
11/15/2023	2.750%	7,448,000	7,468,947
11/30/2023	2.125%	3,030,000	3,009,050
11/30/2023	2.875%	4,657,000	4,677,192
12/15/2023	0.125%	6,963,000	6,690,464
12/31/2023	2.250%	3,622,000	3,599,504
12/31/2023	2.625%	5,549,000	5,550,517
01/15/2024	0.125%	6,544,000	6,270,481
01/31/2024	2.250%	2,818,000	2,798,076
01/31/2024	2.500%	5,542,000	5,525,980
02/15/2024	0.125%	14,764,000	14,111,731
02/15/2024	2.750%	6,184,000	6,191,972
02/29/2024	2.125%	4,896,000	4,847,996
02/29/2024	2.375%	7,373,000	7,333,543
03/15/2024	0.250%	17,558,000	16,780,236
03/31/2024	2.125%	6,657,000	6,585,229
04/15/2024	0.375%	25,423,000	24,294,854
04/30/2024	2.000%	3,166,000	3,121,849
04/30/2024	2.250%	9,466,000	9,380,584
05/15/2024	0.250%	11,075,000	10,530,768
05/15/2024	2.500%	5,498,000	5,471,799
05/31/2024	2.000%	6,944,000	6,839,298
06/15/2024	0.250%	10,900,000	10,336,266
06/30/2024	1.750%	2,038,000	1,993,896
06/30/2024	2.000%	2,523,000	2,482,593
07/15/2024	0.375%	534,000	506,633
07/31/2024	1.750%	5,053,000	4,939,308
07/31/2024	2.125%	7,678,000	7,566,429
08/15/2024	0.375%	5,951,000	5,631,134
08/15/2024	2.375%	6,973,000	6,901,091
08/31/2024	1.250%	6,494,000	6,264,681
08/31/2024	1.875%	7,241,000	7,085,432
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
09/15/2024	0.375%	5,457,000	5,149,617
09/30/2024	1.500%	4,452,000	4,313,918
10/15/2024	0.625%	2,158,000	2,045,042
10/31/2024	1.500%	4,952,000	4,791,060
10/31/2024	2.250%	3,416,000	3,365,828
11/15/2024	0.750%	4,291,000	4,069,410
11/15/2024	2.250%	2,075,000	2,043,389
11/30/2024	1.500%	2,174,000	2,100,628
11/30/2024	2.125%	346,000	339,594
12/15/2024	1.000%	6,928,000	6,604,332
12/31/2024	1.750%	1,636,000	1,588,837
12/31/2024	2.250%	1,789,000	1,760,348
01/15/2025	1.125%	2,542,000	2,426,220
01/31/2025	1.375%	6,343,000	6,090,767
01/31/2025	2.500%	2,209,000	2,187,083
02/15/2025	2.000%	9,508,000	9,283,671
02/28/2025	1.125%	3,322,000	3,164,465
02/28/2025	2.750%	5,138,000	5,118,331
03/31/2025	0.500%	3,215,000	3,001,755
03/31/2025	2.625%	3,771,000	3,742,718
04/30/2025	0.375%	4,205,000	3,902,437
04/30/2025	2.875%	5,744,000	5,740,410
05/15/2025	2.125%	5,903,000	5,768,338
05/31/2025	0.250%	12,272,000	11,314,209
05/31/2025	2.875%	8,714,000	8,704,469
06/30/2025	0.250%	6,823,000	6,276,094
06/30/2025	2.750%	3,280,000	3,263,856
07/31/2025	0.250%	9,257,000	8,491,128
07/31/2025	2.875%	2,468,000	2,464,529
08/15/2025	2.000%	10,216,000	9,918,299
08/31/2025	0.250%	8,883,000	8,130,721
08/31/2025	2.750%	4,848,000	4,819,594
09/30/2025	0.250%	8,282,000	7,563,148
09/30/2025	3.000%	3,564,000	3,571,796
10/31/2025	0.250%	7,432,000	6,771,829
10/31/2025	3.000%	3,111,000	3,118,291
11/15/2025	2.250%	6,847,000	6,688,128
11/30/2025	0.375%	13,209,000	12,060,436
11/30/2025	2.875%	3,722,000	3,712,986
12/31/2025	0.375%	7,714,000	7,029,382
01/31/2026	0.375%	9,051,000	8,226,510
01/31/2026	2.625%	4,569,000	4,516,885
02/15/2026	1.625%	5,126,000	4,882,115
02/15/2026	6.000%	2,388,000	2,646,016
02/28/2026	2.500%	4,259,000	4,189,791
03/31/2026	0.750%	17,639,000	16,205,831
03/31/2026	2.250%	6,048,000	5,891,130
04/30/2026	0.750%	7,190,000	6,595,140
04/30/2026	2.375%	6,787,000	6,641,186
05/15/2026	1.625%	5,906,000	5,607,470
05/31/2026	2.125%	4,135,000	4,003,197
06/30/2026	0.875%	1,645,000	1,510,958
06/30/2026	1.875%	3,287,000	3,149,870
07/31/2026	0.625%	8,552,000	7,756,931
07/31/2026	1.875%	3,061,000	2,931,147
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Treasury Index Fund | Annual Report 2022	7

Portfolio of Investments  (continued)
April 30, 2022
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
08/15/2026	1.500%	8,703,000	8,189,659
08/31/2026	0.750%	4,634,000	4,219,474
08/31/2026	1.375%	4,003,000	3,746,558
09/30/2026	0.875%	8,656,000	7,912,125
09/30/2026	1.625%	1,997,000	1,886,697
10/31/2026	1.625%	2,647,000	2,498,520
11/15/2026	2.000%	7,318,000	7,015,561
11/30/2026	1.625%	3,260,000	3,074,842
12/31/2026	1.250%	7,284,000	6,745,098
12/31/2026	1.750%	2,844,000	2,695,579
01/31/2027	1.500%	5,609,000	5,250,112
02/15/2027	2.250%	5,499,000	5,325,008
02/28/2027	1.125%	2,631,000	2,416,204
02/28/2027	1.875%	3,566,000	3,396,058
03/31/2027	0.625%	2,295,000	2,052,591
04/30/2027	0.500%	3,196,000	2,833,953
05/15/2027	2.375%	8,873,000	8,633,845
05/31/2027	0.500%	5,916,000	5,232,425
06/30/2027	0.500%	7,037,000	6,211,252
07/31/2027	0.375%	9,213,000	8,066,413
08/15/2027	2.250%	7,510,000	7,245,977
08/31/2027	0.500%	10,005,000	8,795,020
09/30/2027	0.375%	9,622,000	8,383,919
10/31/2027	0.500%	13,366,000	11,702,560
11/15/2027	2.250%	8,740,000	8,421,127
11/30/2027	0.625%	11,420,000	10,050,492
12/31/2027	0.625%	5,653,000	4,965,807
01/31/2028	0.750%	10,056,000	8,878,348
02/15/2028	2.750%	8,150,000	8,054,492
02/29/2028	1.125%	9,165,000	8,268,548
03/31/2028	1.250%	9,588,000	8,695,117
04/30/2028	1.250%	9,978,000	9,036,326
05/15/2028	2.875%	7,901,000	7,855,322
06/30/2028	1.250%	4,719,000	4,261,110
07/31/2028	1.000%	8,077,000	7,170,231
08/15/2028	2.875%	7,563,000	7,516,913
08/31/2028	1.125%	7,179,000	6,415,110
09/30/2028	1.250%	5,488,000	4,935,770
10/31/2028	1.375%	6,477,000	5,866,745
11/15/2028	3.125%	7,800,000	7,870,687
11/15/2028	5.250%	2,293,000	2,601,122
11/30/2028	1.500%	4,376,000	3,991,733
12/31/2028	1.375%	6,195,000	5,604,539
02/15/2029	2.625%	9,624,000	9,427,009
02/15/2029	5.250%	2,562,000	2,919,879
02/28/2029	1.875%	3,717,000	3,471,330
05/15/2029	2.375%	8,965,000	8,638,618
08/15/2029	1.625%	6,694,000	6,126,056
11/15/2029	1.750%	5,207,000	4,799,390
02/15/2030	1.500%	7,924,000	7,147,696
05/15/2030	0.625%	15,387,000	12,869,783
05/15/2030	6.250%	1,377,000	1,704,253
08/15/2030	0.625%	18,410,000	15,323,448
11/15/2030	0.875%	18,751,000	15,888,543
02/15/2031	1.125%	15,542,000	13,412,260
02/15/2031	5.375%	1,250,000	1,487,305
05/15/2031	1.625%	15,247,000	13,705,624
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
08/15/2031	1.250%	16,190,000	14,024,587
11/15/2031	1.375%	14,468,000	12,634,633
02/15/2032	1.875%	4,945,000	4,515,403
02/15/2036	4.500%	729,000	868,991
05/15/2038	4.500%	1,496,000	1,789,123
02/15/2039	3.500%	1,695,000	1,802,262
05/15/2039	4.250%	1,608,000	1,871,813
08/15/2039	4.500%	2,316,000	2,776,667
11/15/2039	4.375%	2,197,000	2,590,400
02/15/2040	4.625%	3,245,000	3,949,266
05/15/2040	1.125%	6,983,000	5,028,851
05/15/2040	4.375%	3,156,000	3,724,573
08/15/2040	1.125%	9,785,000	7,011,564
08/15/2040	3.875%	3,436,000	3,799,464
11/15/2040	1.375%	10,418,000	7,793,966
11/15/2040	4.250%	3,217,000	3,722,170
02/15/2041	1.875%	12,464,000	10,173,740
02/15/2041	4.750%	1,371,000	1,690,400
05/15/2041	2.250%	6,846,000	5,929,278
05/15/2041	4.375%	852,000	1,001,499
08/15/2041	1.750%	4,890,000	3,873,797
08/15/2041	3.750%	2,049,000	2,221,564
11/15/2041	2.000%	9,307,000	7,702,997
02/15/2042	3.125%	568,000	563,829
08/15/2042	2.750%	2,255,000	2,100,673
11/15/2042	2.750%	2,735,000	2,543,977
02/15/2043	3.125%	2,664,000	2,629,868
05/15/2043	2.875%	3,873,000	3,669,668
08/15/2043	3.625%	2,765,000	2,946,021
11/15/2043	3.750%	2,919,000	3,167,571
02/15/2044	3.625%	1,326,000	1,413,226
05/15/2044	3.375%	2,463,000	2,527,654
08/15/2044	3.125%	3,841,000	3,786,386
11/15/2044	3.000%	3,163,000	3,053,778
02/15/2045	2.500%	3,574,000	3,161,873
05/15/2045	3.000%	740,000	715,256
08/15/2045	2.875%	1,992,000	1,885,864
11/15/2045	3.000%	1,425,000	1,380,914
02/15/2046	2.500%	3,435,000	3,043,732
05/15/2046	2.500%	3,888,000	3,443,918
08/15/2046	2.250%	4,173,000	3,520,317
11/15/2046	2.875%	1,212,000	1,153,294
02/15/2047	3.000%	3,885,000	3,781,805
05/15/2047	3.000%	2,960,000	2,886,000
08/15/2047	2.750%	4,243,000	3,962,564
11/15/2047	2.750%	4,527,000	4,229,916
02/15/2048	3.000%	5,040,000	4,951,013
05/15/2048	3.125%	5,412,000	5,452,590
08/15/2048	3.000%	6,224,000	6,118,970
11/15/2048	3.375%	6,544,000	6,918,235
02/15/2049	3.000%	7,441,000	7,375,891
05/15/2049	2.875%	7,655,000	7,418,173
08/15/2049	2.250%	6,500,000	5,554,453
11/15/2049	2.375%	7,158,000	6,292,329
02/15/2050	2.000%	7,545,000	6,087,872
05/15/2050	1.250%	9,776,000	6,514,787
08/15/2050	1.375%	10,576,000	7,275,957

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia U.S. Treasury Index Fund | Annual Report 2022

Portfolio of Investments  (continued)
April 30, 2022
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
11/15/2050	1.625%	11,078,000	8,140,599
02/15/2051	1.875%	11,678,000	9,150,808
05/15/2051	2.375%	9,868,000	8,686,924
08/15/2051	2.000%	6,962,000	5,621,815
11/15/2051	1.875%	5,861,000	4,595,390
02/15/2052	2.250%	1,218,000	1,045,767
Total U.S. Treasury Obligations (Cost $1,381,184,063)			1,278,208,650
Money Market Funds 0.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.462%(a),(b)	12,207,617	12,203,954
Total Money Market Funds (Cost $12,202,685)		12,203,954
Total Investments in Securities (Cost: $1,393,386,748)		1,290,412,604
Other Assets & Liabilities, Net		2,422,852
Net Assets		1,292,835,456

Notes to Portfolio of Investments
(a)	The rate shown is the seven-day current annualized yield at April 30, 2022.
(b)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended April 30, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.462%
	5,961,437	137,837,543	(131,596,100)	1,074	12,203,954	(2,139)	12,562	12,207,617
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Treasury Index Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
April 30, 2022
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
U.S. Treasury Obligations	1,278,208,650	—	—	1,278,208,650
Money Market Funds	12,203,954	—	—	12,203,954
Total Investments in Securities	1,290,412,604	—	—	1,290,412,604
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia U.S. Treasury Index Fund | Annual Report 2022

Statement of Assets and Liabilities
April 30, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,381,184,063)	$1,278,208,650
Affiliated issuers (cost $12,202,685)	12,203,954
Receivable for:
Investments sold	4,935,090
Capital shares sold	2,063,551
Dividends	5,023
Interest	6,862,015
Expense reimbursement due from Investment Manager	8,231
Trustees’ deferred compensation plan	138,780
Total assets	1,304,425,294
Liabilities
Payable for:
Investments purchased	9,681,054
Capital shares purchased	267,856
Distributions to shareholders	1,470,760
Management services fees	14,241
Distribution and/or service fees	202
Compensation of board members	16,945
Trustees’ deferred compensation plan	138,780
Total liabilities	11,589,838
Net assets applicable to outstanding capital stock	$1,292,835,456
Represented by
Paid in capital	1,401,076,211
Total distributable earnings (loss)	(108,240,755)
Total - representing net assets applicable to outstanding capital stock	$1,292,835,456
Class A
Net assets	$35,498,765
Shares outstanding	3,375,352
Net asset value per share	$10.52
Class C
Net assets	$2,540,002
Shares outstanding	241,517
Net asset value per share	$10.52
Institutional Class
Net assets	$444,883,392
Shares outstanding	42,283,607
Net asset value per share	$10.52
Institutional 2 Class
Net assets	$43,738,350
Shares outstanding	4,165,800
Net asset value per share	$10.50
Institutional 3 Class
Net assets	$766,174,947
Shares outstanding	72,413,699
Net asset value per share	$10.58
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Treasury Index Fund | Annual Report 2022	11

Statement of Operations
Year Ended April 30, 2022
Net investment income
Income:
Dividends — affiliated issuers	$12,562
Interest	20,229,013
Total income	20,241,575
Expenses:
Management services fees	5,973,899
Distribution and/or service fees
Class A	76,649
Class C	39,593
Compensation of board members	31,664
Total expenses	6,121,805
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(3,466,656)
Fees waived by distributor
Class A	(15,011)
Class C	(3,835)
Expense reduction	(560)
Total net expenses	2,635,743
Net investment income	17,605,832
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(968,748)
Investments — affiliated issuers	(2,139)
Net realized loss	(970,887)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(124,255,496)
Investments — affiliated issuers	1,074
Net change in unrealized appreciation (depreciation)	(124,254,422)
Net realized and unrealized loss	(125,225,309)
Net decrease in net assets resulting from operations	$(107,619,477)
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia U.S. Treasury Index Fund | Annual Report 2022

Statement of Changes in Net Assets
	Year Ended April 30, 2022	Year Ended April 30, 2021
Operations
Net investment income	$17,605,832	$15,765,172
Net realized gain (loss)	(970,887)	4,878,183
Net change in unrealized appreciation (depreciation)	(124,254,422)	(77,711,771)
Net decrease in net assets resulting from operations	(107,619,477)	(57,068,416)
Distributions to shareholders
Net investment income and net realized gains
Class A	(508,052)	(1,007,331)
Class C	(25,091)	(102,605)
Institutional Class	(7,204,929)	(10,927,800)
Institutional 2 Class	(725,831)	(1,056,029)
Institutional 3 Class	(12,283,759)	(9,468,987)
Total distributions to shareholders	(20,747,662)	(22,562,752)
Increase in net assets from capital stock activity	182,947,241	210,255,941
Total increase in net assets	54,580,102	130,624,773
Net assets at beginning of year	1,238,255,354	1,107,630,581
Net assets at end of year	$1,292,835,456	$1,238,255,354
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Treasury Index Fund | Annual Report 2022	13

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2022		April 30, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	823,155	9,394,626	2,503,519	30,279,238
Distributions reinvested	25,050	286,578	52,006	623,745
Redemptions	(1,667,328)	(19,113,195)	(2,581,410)	(30,736,169)
Net increase (decrease)	(819,123)	(9,431,991)	(25,885)	166,814
Class C
Subscriptions	20,460	237,356	463,270	5,632,251
Distributions reinvested	2,179	25,022	8,523	102,314
Redemptions	(360,822)	(4,116,126)	(454,200)	(5,406,784)
Net increase (decrease)	(338,183)	(3,853,748)	17,593	327,781
Institutional Class
Subscriptions	7,139,052	81,835,936	13,476,919	162,645,987
Distributions reinvested	611,158	6,987,861	877,042	10,532,133
Redemptions	(12,069,469)	(137,444,941)	(15,064,561)	(180,968,131)
Net decrease	(4,319,259)	(48,621,144)	(710,600)	(7,790,011)
Institutional 2 Class
Subscriptions	1,498,220	17,118,267	3,633,451	43,793,657
Distributions reinvested	13,042	149,480	24,726	296,679
Redemptions	(1,968,952)	(22,484,879)	(3,212,716)	(38,649,751)
Net increase (decrease)	(457,690)	(5,217,132)	445,461	5,440,585
Institutional 3 Class
Subscriptions	30,992,063	359,650,385	31,328,526	377,853,939
Distributions reinvested	1,066,894	12,261,812	785,573	9,460,633
Redemptions	(10,775,546)	(121,840,941)	(14,582,431)	(175,203,800)
Net increase	21,283,411	250,071,256	17,531,668	212,110,772
Total net increase	15,349,156	182,947,241	17,258,237	210,255,941
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia U.S. Treasury Index Fund | Annual Report 2022

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Columbia U.S. Treasury Index Fund | Annual Report 2022	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 4/30/2022	$11.52	0.12	(0.98)	(0.86)	(0.12)	(0.02)	(0.14)
Year Ended 4/30/2021	$12.30	0.14	(0.71)	(0.57)	(0.14)	(0.07)	(0.21)
Year Ended 4/30/2020	$11.00	0.21	1.30	1.51	(0.21)	—	(0.21)
Year Ended 4/30/2019	$10.75	0.21	0.25	0.46	(0.21)	—	(0.21)
Year Ended 4/30/2018	$11.06	0.16	(0.31)	(0.15)	(0.16)	—	(0.16)
Class C
Year Ended 4/30/2022	$11.52	0.04	(0.97)	(0.93)	(0.05)	(0.02)	(0.07)
Year Ended 4/30/2021	$12.29	0.06	(0.70)	(0.64)	(0.06)	(0.07)	(0.13)
Year Ended 4/30/2020	$11.00	0.13	1.29	1.42	(0.13)	—	(0.13)
Year Ended 4/30/2019	$10.75	0.13	0.25	0.38	(0.13)	—	(0.13)
Year Ended 4/30/2018	$11.06	0.09	(0.31)	(0.22)	(0.09)	—	(0.09)
Institutional Class
Year Ended 4/30/2022	$11.53	0.14	(0.99)	(0.85)	(0.14)	(0.02)	(0.16)
Year Ended 4/30/2021	$12.30	0.16	(0.70)	(0.54)	(0.16)	(0.07)	(0.23)
Year Ended 4/30/2020	$11.01	0.23	1.29	1.52	(0.23)	—	(0.23)
Year Ended 4/30/2019	$10.75	0.22	0.27	0.49	(0.23)	—	(0.23)
Year Ended 4/30/2018	$11.06	0.18	(0.31)	(0.13)	(0.18)	—	(0.18)
Institutional 2 Class
Year Ended 4/30/2022	$11.50	0.13	(0.97)	(0.84)	(0.14)	(0.02)	(0.16)
Year Ended 4/30/2021	$12.27	0.16	(0.70)	(0.54)	(0.16)	(0.07)	(0.23)
Year Ended 4/30/2020	$10.98	0.23	1.29	1.52	(0.23)	—	(0.23)
Year Ended 4/30/2019	$10.73	0.23	0.25	0.48	(0.23)	—	(0.23)
Year Ended 4/30/2018	$11.04	0.18	(0.31)	(0.13)	(0.18)	—	(0.18)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia U.S. Treasury Index Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 4/30/2022	$10.52	(7.54%)	0.59%	0.32%(c)	1.03%	31%	$35,499
Year Ended 4/30/2021	$11.52	(4.66%)	0.65%	0.32%(c),(d)	1.20%	40%	$48,338
Year Ended 4/30/2020	$12.30	13.88%	0.65%	0.33%(c),(d)	1.83%	54%	$51,890
Year Ended 4/30/2019	$11.00	4.32%	0.65%	0.35%(c),(d)	1.93%	50%	$35,707
Year Ended 4/30/2018	$10.75	(1.35%)	0.65%	0.35%(c),(d)	1.49%	27%	$45,074
Class C
Year Ended 4/30/2022	$10.52	(8.14%)	1.29%	0.97%(c)	0.37%	31%	$2,540
Year Ended 4/30/2021	$11.52	(5.22%)	1.40%	0.99%(c),(d)	0.53%	40%	$6,680
Year Ended 4/30/2020	$12.29	13.00%	1.41%	1.03%(c),(d)	1.12%	54%	$6,910
Year Ended 4/30/2019	$11.00	3.59%	1.40%	1.05%(c),(d)	1.23%	50%	$2,801
Year Ended 4/30/2018	$10.75	(2.03%)	1.41%	1.05%(c),(d)	0.78%	27%	$4,143
Institutional Class
Year Ended 4/30/2022	$10.52	(7.48%)	0.40%	0.17%(c)	1.18%	31%	$444,883
Year Ended 4/30/2021	$11.53	(4.44%)	0.40%	0.17%(c)	1.35%	40%	$537,273
Year Ended 4/30/2020	$12.30	13.95%	0.40%	0.18%(c)	1.98%	54%	$581,931
Year Ended 4/30/2019	$11.01	4.57%	0.40%	0.20%(c)	2.08%	50%	$323,226
Year Ended 4/30/2018	$10.75	(1.20%)	0.40%	0.20%(c)	1.64%	27%	$392,889
Institutional 2 Class
Year Ended 4/30/2022	$10.50	(7.42%)	0.40%	0.17%	1.18%	31%	$43,738
Year Ended 4/30/2021	$11.50	(4.45%)	0.40%	0.17%	1.35%	40%	$53,191
Year Ended 4/30/2020	$12.27	13.98%	0.40%	0.18%	1.98%	54%	$51,284
Year Ended 4/30/2019	$10.98	4.48%	0.40%	0.20%	2.10%	50%	$35,855
Year Ended 4/30/2018	$10.73	(1.20%)	0.40%	0.20%	1.65%	27%	$30,710
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Treasury Index Fund | Annual Report 2022	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 4/30/2022	$11.59	0.14	(0.99)	(0.85)	(0.14)	(0.02)	(0.16)
Year Ended 4/30/2021	$12.37	0.16	(0.71)	(0.55)	(0.16)	(0.07)	(0.23)
Year Ended 4/30/2020	$11.07	0.23	1.30	1.53	(0.23)	—	(0.23)
Year Ended 4/30/2019	$10.81	0.23	0.26	0.49	(0.23)	—	(0.23)
Year Ended 4/30/2018	$11.13	0.18	(0.32)	(0.14)	(0.18)	—	(0.18)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Ratios include the impact of voluntary waivers paid by the Investment Manager. For the periods indicated below, if the Investment Manager had not paid these voluntary waivers, the Fund’s net expense ratio would increase by:

	4/30/2021	4/30/2020	4/30/2019	4/30/2018
Class A	0.03%	0.10%	0.10%	0.10%
Class C	0.05%	0.15%	0.15%	0.15%
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia U.S. Treasury Index Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 4/30/2022	$10.58	(7.44%)	0.40%	0.17%	1.19%	31%	$766,175
Year Ended 4/30/2021	$11.59	(4.49%)	0.40%	0.17%	1.33%	40%	$592,772
Year Ended 4/30/2020	$12.37	13.97%	0.40%	0.18%	2.00%	54%	$415,616
Year Ended 4/30/2019	$11.07	4.56%	0.40%	0.20%	2.10%	50%	$445,200
Year Ended 4/30/2018	$10.81	(1.27%)	0.40%	0.20%	1.66%	27%	$401,768
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Treasury Index Fund | Annual Report 2022	19

Notes to Financial Statements
April 30, 2022
Note 1. Organization
Columbia U.S. Treasury Index Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
20	Columbia U.S. Treasury Index Fund | Annual Report 2022

Notes to Financial Statements  (continued)
April 30, 2022
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Columbia U.S. Treasury Index Fund | Annual Report 2022	21

Notes to Financial Statements  (continued)
April 30, 2022
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to 0.40% of the Fund’s daily net assets.
The Investment Manager, from the management services fee it receives from the Fund, pays all operating expenses of the Fund, with the exception of brokerage fees and commissions, taxes, interest, fees and expenses of Board of Trustees who are not officers, directors or employees of the Investment Manager or its affiliates, distribution and/or shareholder servicing and any extraordinary non-recurring expenses that may arise, including litigation fees.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets. The expenses of the Chief Compliance Officer allocated to the Fund are payable by the Investment Manager.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent.
The transfer agency fees are payable by the Investment Manager. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund. The Transfer Agent also receives compensation from the Investment Manager for various shareholder services and reimbursements for certain out-of-pocket expenses.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2022, these minimum account balance fees reduced total expenses of the Fund by $560.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the
22	Columbia U.S. Treasury Index Fund | Annual Report 2022

Notes to Financial Statements  (continued)
April 30, 2022
Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class C shares of the Fund.
Effective September 1, 2021, the Distributor has reduced the service fee for Class A and Class C shares to 0.15% annually of the average daily net assets attributable to each share class. Prior to September 1, 2021, the Distributor contractually waived a portion of the service fee for Class A and Class C shares so that the service fee did not exceed 0.15% annually of the average daily net assets attributable to each share class. This arrangement could have been modified or terminated at the sole discretion of the Board of Trustees.
Effective September 1, 2021, the Distributor has reduced the distribution fee for Class C shares to 0.65% annually of the average daily net assets attributable to Class C shares. Prior to September 1, 2021, the Distributor contractually waived a portion of the distribution fee for Class C shares so that the distribution fee did not exceed 0.65% annually of the average daily net assets attributable to Class C shares. This arrangement could have been modified or terminated at the sole discretion of the Board of Trustees.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended April 30, 2022, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class C	—	1.00(a)	2,377

(a)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	September 1, 2021 through August 31, 2022	Prior to September 1, 2021
Class A	0.32%	0.42%
Class C	0.97	1.17
Institutional Class	0.17	0.17
Institutional 2 Class	0.17	0.17
Institutional 3 Class	0.17	0.17
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is
Columbia U.S. Treasury Index Fund | Annual Report 2022	23

Notes to Financial Statements  (continued)
April 30, 2022
specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Prior to September 1, 2021, Class A and Class C distribution and service fees waived by the Distributor, as discussed above, were in addition to the waiver/reimbursement commitment under the agreement. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At April 30, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, post-October capital losses, distributions and distribution reclassifications. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(200,287)	200,287	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2022			Year Ended April 30, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
17,854,919	2,892,743	20,747,662	19,038,808	3,523,944	22,562,752
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
1,211,183	—	—	(104,421,973)
At April 30, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
1,394,834,577	697,834	(105,119,807)	(104,421,973)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of April 30, 2022, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on May 1, 2022.
24	Columbia U.S. Treasury Index Fund | Annual Report 2022

Notes to Financial Statements  (continued)
April 30, 2022
Late year ordinary losses ($)	Post-October capital losses ($)
—	3,404,597
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $628,189,688 and $447,576,645, respectively, for the year ended April 30, 2022, of which $628,189,688 and $447,576,645, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended April 30, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective
Columbia U.S. Treasury Index Fund | Annual Report 2022	25

Notes to Financial Statements  (continued)
April 30, 2022
borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended April 30, 2022.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock and commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in
26	Columbia U.S. Treasury Index Fund | Annual Report 2022

Notes to Financial Statements  (continued)
April 30, 2022
human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Passive investment risk
The Fund is not “actively” managed and may be affected by a general decline in market segments related to its tracking index. The Fund invests in securities or instruments included in, or believed by the Investment Manager to be representative of, its tracking index, regardless of their investment merits. The Fund does not seek temporary defensive positions when markets decline or appear overvalued. The decision of whether to remove a security from the tracking index is made by an independent index provider who is not affiliated with the Fund or the Investment Manager.
Shareholder concentration risk
At April 30, 2022, affiliated shareholders of record owned 88.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia U.S. Treasury Index Fund | Annual Report 2022	27

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia U.S. Treasury Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia U.S. Treasury Index Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of April 30, 2022, the related statement of operations for the year ended April 30, 2022, the statement of changes in net assets for each of the two years in the period ended April 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2022 and the financial highlights for each of the five years in the period ended April 30, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 23, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
28	Columbia U.S. Treasury Index Fund | Annual Report 2022

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2022. Shareholders will be notified in early 2023 of the amounts for use in preparing 2022 income tax returns.
Capital gain dividend	Section 163(j) Interest Dividends
$382,751	100.00%
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Section 163(j) Interest Dividends. The percentage of ordinary income distributed during the fiscal year that shareholders may treat as interest income for purposes of IRC Section 163(j), subject to holding period requirements and other limitations.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Columbia U.S. Treasury Index Fund | Annual Report 2022	29

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
30	Columbia U.S. Treasury Index Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
Columbia U.S. Treasury Index Fund | Annual Report 2022	31

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
32	Columbia U.S. Treasury Index Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia U.S. Treasury Index Fund | Annual Report 2022	33

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
34	Columbia U.S. Treasury Index Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2021, through December 31, 2021, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Columbia U.S. Treasury Index Fund | Annual Report 2022	35

Columbia U.S. Treasury Index Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN237_04_M01_(06/22)

Annual Report
April 30, 2022
Columbia Corporate Income Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Corporate Income Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Corporate Income Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return, consisting primarily of current income and secondarily of capital appreciation.
Portfolio management
Tom Murphy, CFA
Lead Portfolio Manager
Managed Fund since 2011
Royce Wilson, CFA
Portfolio Manager
Managed Fund since 2020
John Dawson, CFA
Portfolio Manager
Managed Fund since 2020
Shannon Rinehart, CFA
Portfolio Manager
Managed Fund since February 2022
Average annual total returns (%) (for the period ended April 30, 2022)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	07/31/00	-10.79	1.92	2.76
	Including sales charges		-15.05	0.94	2.27
Advisor Class*		11/08/12	-10.58	2.17	3.03
Class C	Excluding sales charges	07/15/02	-11.28	1.33	2.16
	Including sales charges		-12.14	1.33	2.16
Institutional Class		03/05/86	-10.57	2.17	3.02
Institutional 2 Class*		11/08/12	-10.49	2.29	3.14
Institutional 3 Class*		11/08/12	-10.43	2.33	3.19
Blended Benchmark			-9.62	2.22	3.28
Bloomberg U.S. Corporate Bond Index			-10.43	1.97	2.93
Returns for Class A shares are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Blended Benchmark is a weighted custom benchmark, established by the Investment Manager, consisting of an 85% weighting in the Bloomberg U.S. Corporate Bond Index and a 15% weighting in the ICE Bank of America (ICE BofA) U.S. Cash Pay High Yield Constrained Index, which tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period that is publicly issued in the U.S. domestic market.
The Bloomberg U.S. Corporate Bond Index measures the investment-grade, fixed-rate, taxable, corporate bond market. Effective August 24, 2021, the Bloomberg Barclays U.S. Corporate Bond Index was re-branded as the Bloomberg U.S. Corporate Bond Index.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Corporate Income Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (April 30, 2012 — April 30, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Corporate Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at April 30, 2022)
Common Stocks	0.0(a)
Convertible Bonds	0.0(a)
Corporate Bonds & Notes	90.6
Foreign Government Obligations	0.0(a)
Money Market Funds	6.9
Senior Loans	0.2
U.S. Treasury Obligations	2.3
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at April 30, 2022)
AAA rating	3.5
AA rating	5.1
A rating	24.8
BBB rating	46.8
BB rating	11.3
B rating	6.6
CCC rating	1.7
Not rated	0.2
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Corporate Income Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
At April 30, 2022, approximately 60.23% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended April 30, 2022, Class A shares of Columbia Corporate Income Fund returned -10.79% excluding sales charges. The Fund underperformed its Blended Benchmark, which returned -9.62%, as well as the Bloomberg U.S. Corporate Bond Index, which returned -10.43% for the same time period.
Market overview
Entering the period, risk sentiment continued to be supported by the dovish posture of the U.S. Federal Reserve (Fed). The central bank’s messaging indicated that it viewed increases in inflation above the traditional 2% target as “transitory” and largely driven by pandemic-related supply chain issues. As such, the Fed felt justified in maintaining accommodative policies, including keeping the Fed funds target rate, the benchmark overnight lending rate, near zero and engaging in bond purchases to keep longer-term borrowing costs low as well. Against this backdrop, credit-oriented areas of the bond markets outperformed as investors sought yield in a low-rate environment.
November of 2021 witnessed a shift in the Fed’s messaging to acknowledge that inflation had become more entrenched than previously believed. The Fed began to taper its bond purchases and signaled that it would begin to raise short-term rates in 2022.
Inflation readouts remained historically high entering the new year. These concerns were compounded as Russia’s late-February invasion of Ukraine exacerbated global supply chain issues and led to a spike in already high prices for oil and other commodities. As a result, expectations for the pace of Fed tightening for the remainder of the year increased, leading market interest rates higher and weakening credit sentiment.
As signaled, in mid-March 2022 the Fed implemented a quarter-point hike in the benchmark overnight lending rate, the first such increase since December 2018. The Fed also formally ended its pandemic-era quantitative easing program and signaled it would soon begin reducing its holdings of Treasuries and agency mortgage-backed securities by reinvesting a lower proportion of the proceeds from maturing securities. March saw China launch a new round of COVID-related lockdowns, leading to a further deterioration in the global outlook for both growth and inflation.
For the 12-month period, yields rose along the length of the Treasury curve and the curve flattened as increases were most significant for shorter maturities. To illustrate, the two-year Treasury yield rose 254 basis points from 0.16% to 2.70%, the 10-year yield rose 124 basis points from 1.65% to 2.89%, and the 30-year yield rose 66 basis points from 2.30% to 2.96%. (A basis point is 1/100 of a percent.)
The Fund’s notable detractors during the period
•	The Fund’s consistent overweight to credit versus the benchmark weighed on relative return. This was primarily driven by exposure to below-investment-grade, high-yield corporates.
•	Security selection within high yield detracted as well. The team marginally reduced the portfolio’s credit risk profile in the latter part of the period while awaiting a possible re-entry point after first quarter earnings are reported.
•	Overall security selection detracted from the Fund’s relative performance over the period. Within investment-grade corporates, notable individual detractors included positions held in a cable company and a communication services company. Marginally offsetting these detractors were positions in a media company and a food & beverage company.
•	Sector and sub-industry exposures within investment-grade corporates also constrained relative performance. Most notably, an overweight to banking and an underweight to independent energy detracted. The negative impact of these allocations was modestly offset by overweights to finance companies and midstream energy.
Columbia Corporate Income Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
The Fund’s notable contributors during the period
•	Positive contributions to performance relative to the benchmark were led by the Fund’s stance with respect to overall portfolio duration and corresponding sensitivity to changes in interest rates. Specifically, the Fund was slightly underweight duration as Treasury yields moved sharply higher in the first quarter of 2022.
•	Duration and yield curve positioning are generally not a meaningful source of relative performance for the Fund as the management team seeks to maintain portfolio duration within a fairly narrow band around that of the benchmark.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Corporate Income Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2021 — April 30, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	871.60	1,020.59	4.06	4.38	0.87
Advisor Class	1,000.00	1,000.00	873.40	1,021.84	2.90	3.13	0.62
Class C	1,000.00	1,000.00	869.20	1,017.85	6.62	7.14	1.42
Institutional Class	1,000.00	1,000.00	872.70	1,021.84	2.89	3.13	0.62
Institutional 2 Class	1,000.00	1,000.00	873.80	1,022.34	2.43	2.62	0.52
Institutional 3 Class	1,000.00	1,000.00	874.20	1,022.59	2.20	2.37	0.47
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Corporate Income Fund | Annual Report 2022	7

Portfolio of Investments
April 30, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 0.0%
Issuer	Shares	Value ($)
Financials 0.0%
Insurance 0.0%
Mr. Cooper Group, Inc.(a)	1,782	80,137
Total Financials		80,137
Total Common Stocks (Cost $1,077,470)		80,137

Convertible Bonds 0.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.0%
DISH Network Corp.
Subordinated
08/15/2026	3.375%	471,000	403,882
Total Convertible Bonds (Cost $445,855)			403,882

Corporate Bonds & Notes 89.8%

Aerospace & Defense 4.2%
BAE Systems PLC(b)
02/15/2031	1.900%	29,890,000	24,502,531
Boeing Co. (The)
03/01/2029	3.200%	5,263,000	4,719,014
05/01/2034	3.600%	1,109,000	942,509
08/01/2059	3.950%	15,225,000	11,332,659
Bombardier, Inc.(b)
12/01/2024	7.500%	269,000	268,548
04/15/2027	7.875%	360,000	335,451
Howmet Aerospace, Inc.
01/15/2029	3.000%	9,685,000	8,461,904
Lockheed Martin Corp.(c)
06/15/2053	4.150%	832,000	807,439
06/15/2062	4.300%	2,898,000	2,830,816
Moog, Inc.(b)
12/15/2027	4.250%	139,000	130,536
Raytheon Technologies Corp.
03/15/2032	2.375%	4,340,000	3,717,025
Spirit AeroSystems, Inc.(b)
04/15/2025	7.500%	2,000,000	2,031,216
TransDigm, Inc.(b)
03/15/2026	6.250%	4,391,000	4,396,614
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TransDigm, Inc.
06/15/2026	6.375%	622,000	614,643
11/15/2027	5.500%	710,000	651,156
05/01/2029	4.875%	664,000	581,514
Total			66,323,575
Airlines 0.3%
Air Canada(b)
08/15/2026	3.875%	520,000	480,791
American Airlines, Inc.(b)
07/15/2025	11.750%	400,000	460,934
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(b)
04/20/2026	5.500%	1,322,207	1,310,450
04/20/2029	5.750%	179,155	172,848
Delta Air Lines, Inc.
01/15/2026	7.375%	491,000	523,027
04/19/2028	4.375%	135,000	126,373
Hawaiian Brand Intellectual Property Ltd./Miles Loyalty Ltd.(b)
01/20/2026	5.750%	482,739	471,158
United Airlines, Inc.(b)
04/15/2026	4.375%	219,000	211,028
04/15/2029	4.625%	245,000	225,102
United Airlines, Inc. Pass-Through Trust
10/15/2027	5.875%	1,397,289	1,415,114
Total			5,396,825
Automotive 1.2%
American Axle & Manufacturing, Inc.
03/15/2026	6.250%	197,000	190,190
07/01/2028	6.875%	1,450,000	1,365,093
Clarios Global LP(b)
05/15/2025	6.750%	80,000	82,005
Ford Motor Co.
02/12/2032	3.250%	2,908,000	2,361,229
12/08/2046	5.291%	2,000,000	1,719,338
Ford Motor Credit Co. LLC
09/08/2024	3.664%	1,168,000	1,133,629
06/16/2025	5.125%	256,000	255,071
08/04/2025	4.134%	1,500,000	1,452,415
11/13/2025	3.375%	1,251,000	1,179,518
08/17/2027	4.125%	554,000	513,731
02/10/2029	2.900%	1,642,000	1,377,160
11/13/2030	4.000%	214,000	185,474
General Motors Co.
04/01/2048	5.400%	2,835,000	2,655,806
Goodyear Tire & Rubber Co. (The)
07/15/2029	5.000%	223,000	197,588
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Corporate Income Fund | Annual Report 2022

Portfolio of Investments  (continued)
April 30, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
IAA Spinco, Inc.(b)
06/15/2027	5.500%	910,000	890,297
Jaguar Land Rover Automotive PLC(b)
01/15/2028	5.875%	540,000	464,983
07/15/2029	5.500%	312,000	260,501
KAR Auction Services, Inc.(b)
06/01/2025	5.125%	579,000	586,882
Panther BF Aggregator 2 LP/Finance Co., Inc.(b)
05/15/2026	6.250%	60,000	60,851
05/15/2027	8.500%	503,000	503,786
Real Hero Merger Sub 2, Inc.(b)
02/01/2029	6.250%	180,000	146,141
Tenneco, Inc.(b)
01/15/2029	7.875%	557,000	562,528
04/15/2029	5.125%	1,240,000	1,207,872
Total			19,352,088
Banking 18.9%
Bank of America Corp.(d)
10/22/2030	2.884%	9,530,000	8,505,834
07/23/2031	1.898%	19,015,000	15,521,011
10/24/2031	1.922%	34,690,000	28,207,215
02/04/2033	2.972%	16,550,000	14,431,869
Subordinated
09/21/2036	2.482%	7,200,000	5,786,358
Bank of Nova Scotia (The)
04/11/2025	3.450%	7,991,000	7,900,330
Citigroup, Inc.(d)
06/03/2031	2.572%	12,483,000	10,724,852
01/25/2033	3.057%	19,390,000	16,956,862
Goldman Sachs Group, Inc. (The)(d)
07/21/2032	2.383%	14,875,000	12,321,317
02/24/2033	3.102%	27,062,000	23,656,073
HSBC Holdings PLC(d)
05/24/2032	2.804%	14,401,000	12,098,680
11/22/2032	2.871%	19,440,000	16,222,231
JPMorgan Chase & Co.(d)
10/15/2030	2.739%	18,187,000	16,143,712
11/19/2031	1.764%	3,635,000	2,933,525
04/22/2032	2.580%	22,216,000	19,118,955
11/08/2032	2.545%	20,138,000	17,088,215
Morgan Stanley(d)
07/21/2032	2.239%	13,464,000	11,147,403
10/20/2032	2.511%	11,424,000	9,621,188
Subordinated
04/20/2037	5.297%	8,580,000	8,601,662
Washington Mutual Bank(e),(f),(g)
Subordinated
01/15/2015	0.000%	6,350,000	9,525
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wells Fargo & Co.(d)
10/30/2030	2.879%	13,846,000	12,425,451
02/11/2031	2.572%	37,514,000	32,899,195
Total			302,321,463
Brokerage/Asset Managers/Exchanges 0.1%
Hightower Holding LLC(b)
04/15/2029	6.750%	455,000	422,892
NFP Corp.(b)
08/15/2028	4.875%	492,000	449,223
08/15/2028	6.875%	1,340,000	1,185,704
Total			2,057,819
Building Materials 0.2%
American Builders & Contractors Supply Co., Inc.(b)
01/15/2028	4.000%	455,000	422,899
Beacon Roofing Supply, Inc.(b)
11/15/2026	4.500%	550,000	536,349
05/15/2029	4.125%	291,000	255,956
Interface, Inc.(b)
12/01/2028	5.500%	210,000	190,185
James Hardie International Finance DAC(b)
01/15/2028	5.000%	572,000	551,341
SRS Distribution, Inc.(b)
07/01/2028	4.625%	551,000	504,577
07/01/2029	6.125%	439,000	387,222
12/01/2029	6.000%	488,000	427,000
White Cap Buyer LLC(b)
10/15/2028	6.875%	567,000	522,536
Total			3,798,065
Cable and Satellite 3.4%
CCO Holdings LLC/Capital Corp.(b)
05/01/2027	5.125%	324,000	315,685
03/01/2030	4.750%	1,263,000	1,127,580
02/01/2031	4.250%	1,353,000	1,142,012
02/01/2032	4.750%	531,000	459,769
CCO Holdings LLC/Capital Corp.
05/01/2032	4.500%	381,000	321,029
Charter Communications Operating LLC/Capital
05/01/2047	5.375%	17,235,000	15,390,403
12/01/2061	4.400%	1,706,000	1,274,603
06/30/2062	3.950%	4,058,000	2,802,454
04/01/2063	5.500%	14,480,000	12,630,872
Comcast Corp.(b)
11/01/2056	2.937%	4,912,000	3,527,973
CSC Holdings LLC(b)
01/15/2030	5.750%	664,000	551,029
12/01/2030	4.125%	1,316,000	1,088,608
02/15/2031	3.375%	504,000	393,396

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
April 30, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DIRECTV Holdings LLC/Financing Co., Inc.(b)
08/15/2027	5.875%	748,000	705,337
DISH DBS Corp.
07/01/2026	7.750%	958,000	914,660
06/01/2029	5.125%	833,000	650,493
DISH DBS Corp.(b)
12/01/2028	5.750%	1,026,000	920,286
NBCUniversal Media LLC
01/15/2043	4.450%	1,810,000	1,738,297
Radiate Holdco LLC/Finance, Inc.(b)
09/15/2026	4.500%	202,000	186,392
09/15/2028	6.500%	1,027,000	897,996
Sirius XM Radio, Inc.(b)
09/01/2026	3.125%	1,933,000	1,780,776
07/15/2028	4.000%	1,000,000	904,231
07/01/2030	4.125%	461,000	405,241
Videotron Ltd.(b)
06/15/2029	3.625%	255,000	222,334
Virgin Media Finance PLC(b)
07/15/2030	5.000%	1,806,000	1,581,995
Virgin Media Secured Finance PLC(b)
05/15/2029	5.500%	168,000	156,471
VZ Secured Financing BV(b)
01/15/2032	5.000%	990,000	864,750
Ziggo Bond Co. BV(b)
02/28/2030	5.125%	509,000	442,923
Ziggo Bond Finance BV(b)
01/15/2027	6.000%	501,000	492,105
Ziggo BV(b)
01/15/2030	4.875%	1,000,000	886,836
Total			54,776,536
Chemicals 0.5%
Ashland LLC(b)
09/01/2031	3.375%	1,000,000	865,426
Axalta Coating Systems LLC(b)
02/15/2029	3.375%	650,000	563,814
Axalta Coating Systems LLC/Dutch Holding B BV(b)
06/15/2027	4.750%	265,000	251,874
Element Solutions, Inc.(b)
09/01/2028	3.875%	533,000	476,725
HB Fuller Co.
10/15/2028	4.250%	818,000	735,382
Herens Holdco Sarl(b)
05/15/2028	4.750%	369,000	328,581
Illuminate Buyer LLC/Holdings IV, Inc.(b)
07/01/2028	9.000%	355,000	341,803
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Innophos Holdings, Inc.(b)
02/15/2028	9.375%	401,000	423,036
Iris Holdings, Inc.(b),(h)
02/15/2026	8.750%	245,000	234,854
Minerals Technologies, Inc.(b)
07/01/2028	5.000%	189,000	176,069
Olympus Water US Holding Corp.(b)
10/01/2028	4.250%	432,000	383,555
10/01/2029	6.250%	190,000	158,885
SPCM SA(b)
03/15/2027	3.125%	46,000	40,647
Unifrax Escrow Issuer Corp.(b)
09/30/2028	5.250%	219,000	193,135
09/30/2029	7.500%	123,000	100,752
WR Grace Holdings LLC(b)
06/15/2027	4.875%	1,848,000	1,737,169
08/15/2029	5.625%	675,000	579,736
Total			7,591,443
Construction Machinery 1.1%
H&E Equipment Services, Inc.(b)
12/15/2028	3.875%	895,000	779,346
John Deere Capital Corp.
01/10/2025	1.250%	3,691,000	3,507,970
03/07/2025	2.125%	1,419,000	1,378,250
PECF USS Intermediate Holding III Corp.(b)
11/15/2029	8.000%	64,000	59,772
Ritchie Bros Holdings, Inc.(b)
12/15/2031	4.750%	634,000	633,786
United Rentals North America, Inc.
05/15/2027	5.500%	97,000	99,171
11/15/2027	3.875%	10,420,000	9,979,381
02/15/2031	3.875%	181,000	160,210
01/15/2032	3.750%	211,000	183,773
Total			16,781,659
Consumer Cyclical Services 0.2%
APX Group, Inc.(b)
07/15/2029	5.750%	68,000	55,782
Arches Buyer, Inc.(b)
12/01/2028	6.125%	500,000	435,027
Match Group, Inc.(b)
06/01/2028	4.625%	174,000	162,430
Staples, Inc.(b)
04/15/2026	7.500%	673,000	642,562
04/15/2027	10.750%	56,000	49,553

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Corporate Income Fund | Annual Report 2022

Portfolio of Investments  (continued)
April 30, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uber Technologies, Inc.(b)
05/15/2025	7.500%	778,000	803,127
01/15/2028	6.250%	257,000	254,405
08/15/2029	4.500%	1,635,000	1,408,346
Total			3,811,232
Consumer Products 0.3%
CD&R Smokey Buyer, Inc.(b)
07/15/2025	6.750%	657,000	668,841
Energizer Holdings, Inc.(b)
06/15/2028	4.750%	1,500,000	1,315,970
Mattel, Inc.(b)
04/01/2026	3.375%	171,000	166,313
04/01/2029	3.750%	532,000	506,746
Mattel, Inc.
11/01/2041	5.450%	54,000	54,217
Newell Brands, Inc.
06/01/2025	4.875%	92,000	93,061
Prestige Brands, Inc.(b)
01/15/2028	5.125%	509,000	487,604
04/01/2031	3.750%	237,000	201,146
Spectrum Brands, Inc.
07/15/2025	5.750%	209,000	211,592
Tempur Sealy International, Inc.(b)
10/15/2031	3.875%	303,000	251,553
Total			3,957,043
Diversified Manufacturing 2.2%
BWX Technologies, Inc.(b)
06/30/2028	4.125%	231,000	215,259
Carrier Global Corp.
02/15/2030	2.722%	15,488,000	13,686,309
04/05/2040	3.377%	6,890,000	5,683,134
Gates Global LLC/Co.(b)
01/15/2026	6.250%	807,000	791,422
GE Capital International Funding Co. Unlimited Co.
11/15/2035	4.418%	9,177,000	8,968,830
General Electric Co.(i)
Junior Subordinated
3-month USD LIBOR + 3.330% 12/31/2049	4.156%	3,210,000	3,042,382
Madison IAQ LLC(b)
06/30/2028	4.125%	600,000	526,632
06/30/2029	5.875%	538,000	438,595
Resideo Funding, Inc.(b)
09/01/2029	4.000%	422,000	377,329
Vertical US Newco, Inc.(b)
07/15/2027	5.250%	526,000	493,365
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Welbilt, Inc.
02/15/2024	9.500%	103,000	103,460
WESCO Distribution, Inc.(b)
06/15/2025	7.125%	302,000	313,548
06/15/2028	7.250%	558,000	579,885
Total			35,220,150
Electric 9.9%
AEP Texas, Inc.
01/15/2050	3.450%	12,440,000	9,861,537
AES Corp. (The)
01/15/2031	2.450%	6,605,000	5,474,858
American Transmission Systems, Inc.(b)
01/15/2032	2.650%	2,737,000	2,377,364
Calpine Corp.(b)
02/15/2028	4.500%	357,000	331,125
03/15/2028	5.125%	292,000	265,254
CenterPoint Energy, Inc.
09/01/2024	2.500%	3,517,000	3,428,373
Clearway Energy Operating LLC(b)
03/15/2028	4.750%	2,560,000	2,435,328
02/15/2031	3.750%	1,052,000	904,613
01/15/2032	3.750%	215,000	183,124
CMS Energy Corp.
03/01/2024	3.875%	2,124,000	2,137,372
11/15/2025	3.600%	8,564,000	8,481,814
Dominion Energy, Inc.
08/15/2031	2.250%	5,500,000	4,631,547
DTE Energy Co.
06/15/2029	3.400%	7,403,000	6,925,851
Duke Energy Corp.
06/15/2031	2.550%	11,660,000	9,943,021
Emera US Finance LP
06/15/2046	4.750%	4,303,000	4,034,665
Eversource Energy
10/01/2024	2.900%	5,000,000	4,919,230
08/15/2030	1.650%	24,816,000	19,948,987
Exelon Corp.(b)
03/15/2032	3.350%	10,315,000	9,375,638
Georgia Power Co.
07/30/2023	2.100%	13,854,000	13,730,915
03/15/2042	4.300%	12,855,000	11,722,678
Jersey Central Power & Light Co.(b)
03/01/2032	2.750%	1,783,000	1,561,367
Leeward Renewable Energy Operations LLC(b)
07/01/2029	4.250%	130,000	117,711
NextEra Energy Operating Partners LP(b)
09/15/2027	4.500%	425,000	402,371

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2022	11

Portfolio of Investments  (continued)
April 30, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NRG Energy, Inc.
01/15/2028	5.750%	7,000	6,835
NRG Energy, Inc.(b)
06/15/2029	5.250%	2,298,000	2,174,292
02/15/2031	3.625%	600,000	500,832
02/15/2032	3.875%	549,000	458,536
Pacific Gas and Electric Co.
07/01/2050	4.950%	11,670,000	9,741,547
PG&E Corp.
07/01/2030	5.250%	398,000	362,559
Southern California Edison Co.
10/01/2043	4.650%	295,000	280,443
04/01/2047	4.000%	1,665,000	1,423,211
Vistra Operations Co. LLC(b)
09/01/2026	5.500%	159,000	158,493
02/15/2027	5.625%	408,000	402,438
07/31/2027	5.000%	252,000	241,823
05/01/2029	4.375%	310,000	282,152
WEC Energy Group, Inc.
10/15/2027	1.375%	7,695,000	6,720,666
Xcel Energy, Inc.
11/15/2031	2.350%	5,588,000	4,722,791
12/01/2049	3.500%	10,115,000	8,292,379
Total			158,963,740
Environmental 1.0%
GFL Environmental, Inc.(b)
06/01/2025	4.250%	95,000	92,227
08/01/2025	3.750%	7,660,000	7,324,449
12/15/2026	5.125%	364,000	357,875
08/01/2028	4.000%	320,000	282,025
06/15/2029	4.750%	509,000	461,972
08/15/2029	4.375%	158,000	139,997
Stericycle, Inc.(b)
01/15/2029	3.875%	500,000	441,290
Waste Connections, Inc.
01/15/2032	2.200%	7,000,000	5,893,523
Waste Pro USA, Inc.(b)
02/15/2026	5.500%	1,022,000	908,489
Total			15,901,847
Finance Companies 0.2%
Navient Corp.
01/25/2023	5.500%	508,000	510,543
10/25/2024	5.875%	111,000	110,523
06/15/2026	6.750%	475,000	467,492
03/15/2028	4.875%	224,000	196,697
Provident Funding Associates LP/Finance Corp.(b)
06/15/2025	6.375%	383,000	375,853
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Quicken Loans LLC/Co-Issuer, Inc.(b)
03/01/2029	3.625%	321,000	274,644
Rocket Mortgage LLC/Co-Issuer, Inc.(b)
10/15/2033	4.000%	1,312,000	1,053,318
Springleaf Finance Corp.
03/15/2024	6.125%	585,000	587,194
06/01/2025	8.875%	102,000	107,032
Total			3,683,296
Food and Beverage 4.2%
Anheuser-Busch Companies LLC/InBev Worldwide, Inc.
02/01/2046	4.900%	21,316,000	21,021,993
Bacardi Ltd.(b)
05/15/2038	5.150%	3,790,000	3,805,323
05/15/2048	5.300%	8,920,000	8,934,703
FAGE International SA/USA Dairy Industry, Inc.(b)
08/15/2026	5.625%	556,000	523,111
JBS USA LUX SA/Food Co./Finance, Inc.(b)
12/01/2031	3.750%	248,000	218,333
Kraft Heinz Foods Co.
06/01/2046	4.375%	16,296,000	14,281,390
Lamb Weston Holdings, Inc.(b)
01/31/2030	4.125%	463,000	412,962
01/31/2032	4.375%	463,000	415,683
Mondelez International, Inc.
05/04/2025	1.500%	11,610,000	10,961,773
Pilgrim’s Pride Corp.(b)
09/30/2027	5.875%	261,000	262,821
04/15/2031	4.250%	2,025,000	1,840,434
03/01/2032	3.500%	1,246,000	1,056,096
Post Holdings, Inc.(b)
03/01/2027	5.750%	910,000	900,172
04/15/2030	4.625%	736,000	629,450
09/15/2031	4.500%	523,000	436,181
Primo Water Holdings, Inc.(b)
04/30/2029	4.375%	309,000	269,064
Simmons Foods, Inc./Prepared Foods, Inc./Pet Food, Inc./Feed(b)
03/01/2029	4.625%	418,000	377,042
Triton Water Holdings, Inc.(b)
04/01/2029	6.250%	510,000	422,718
US Foods, Inc.(b)
02/15/2029	4.750%	523,000	482,820
06/01/2030	4.625%	354,000	317,986
Total			67,570,055
Gaming 0.6%
Boyd Gaming Corp.(b)
06/01/2025	8.625%	46,000	48,012
06/15/2031	4.750%	503,000	455,682

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Corporate Income Fund | Annual Report 2022

Portfolio of Investments  (continued)
April 30, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Boyd Gaming Corp.
12/01/2027	4.750%	205,000	194,027
Caesars Entertainment, Inc.(b)
10/15/2029	4.625%	1,058,000	913,442
Colt Merger Sub, Inc.(b)
07/01/2025	5.750%	607,000	619,578
07/01/2025	6.250%	682,000	689,697
07/01/2027	8.125%	56,000	58,516
International Game Technology PLC(b)
04/15/2026	4.125%	2,003,000	1,882,332
MGM Resorts International
05/01/2025	6.750%	1,375,000	1,408,797
Midwest Gaming Borrower LLC(b)
05/01/2029	4.875%	414,000	365,655
Penn National Gaming, Inc.(b)
07/01/2029	4.125%	242,000	205,158
Scientific Games Holdings LP/US FinCo, Inc.(b)
03/01/2030	6.625%	719,000	683,050
Scientific Games International, Inc.(b)
07/01/2025	8.625%	104,000	109,200
11/15/2029	7.250%	579,000	607,694
VICI Properties LP/Note Co., Inc.(b)
06/15/2025	4.625%	166,000	162,990
12/01/2026	4.250%	176,000	167,204
02/01/2027	5.750%	154,000	154,005
02/15/2029	3.875%	103,000	93,650
Wynn Las Vegas LLC/Capital Corp.(b)
03/01/2025	5.500%	92,000	89,010
Wynn Resorts Finance LLC/Capital Corp.(b)
04/15/2025	7.750%	94,000	96,914
10/01/2029	5.125%	126,000	110,407
Total			9,115,020
Health Care 4.1%
Acadia Healthcare Co., Inc.(b)
07/01/2028	5.500%	1,258,000	1,224,921
04/15/2029	5.000%	109,000	103,348
AdaptHealth LLC(b)
08/01/2029	4.625%	1,135,000	966,982
03/01/2030	5.125%	749,000	644,473
Avantor Funding, Inc.(b)
07/15/2028	4.625%	914,000	872,513
11/01/2029	3.875%	941,000	845,749
Becton Dickinson and Co.
06/06/2024	3.363%	5,698,000	5,676,792
02/11/2031	1.957%	6,540,000	5,390,464
Catalent Pharma Solutions, Inc.(b)
04/01/2030	3.500%	288,000	251,072
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Charles River Laboratories International, Inc.(b)
03/15/2029	3.750%	148,000	134,374
03/15/2031	4.000%	194,000	173,373
CHS/Community Health Systems, Inc.(b)
03/15/2026	8.000%	394,000	407,616
04/15/2029	6.875%	459,000	402,723
05/15/2030	5.250%	988,000	866,776
Cigna Corp.
03/15/2031	2.375%	16,445,000	14,077,168
CVS Health Corp.
03/25/2048	5.050%	13,675,000	13,743,773
Encompass Health Corp.
02/01/2028	4.500%	1,000,000	920,719
HCA, Inc.
02/01/2029	5.875%	863,000	899,150
09/01/2030	3.500%	730,000	654,405
HCA, Inc.(b)
03/15/2052	4.625%	13,301,000	11,636,247
Indigo Merger Sub, Inc.(b)
07/15/2026	2.875%	200,000	185,197
Mozart Debt Merger Sub, Inc.(b)
04/01/2029	3.875%	100,000	87,431
10/01/2029	5.250%	215,000	187,026
Ortho-Clinical Diagnostics, Inc./SA(b)
06/01/2025	7.375%	105,000	107,567
Owens & Minor, Inc.(b)
04/01/2030	6.625%	459,000	449,280
Radiology Partners, Inc.(b)
02/01/2028	9.250%	151,000	143,718
RP Escrow Issuer LLC(b)
12/15/2025	5.250%	420,000	394,681
Select Medical Corp.(b)
08/15/2026	6.250%	1,121,000	1,112,593
Tenet Healthcare Corp.(b)
01/01/2026	4.875%	405,000	394,828
02/01/2027	6.250%	394,000	391,138
11/01/2027	5.125%	1,793,000	1,748,998
10/01/2028	6.125%	721,000	691,730
01/15/2030	4.375%	465,000	423,146
Total			66,209,971
Healthcare Insurance 1.0%
Aetna, Inc.
08/15/2047	3.875%	2,502,000	2,158,687
Anthem, Inc.
05/15/2052	4.550%	3,075,000	2,997,552

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2022	13

Portfolio of Investments  (continued)
April 30, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Centene Corp.
02/15/2030	3.375%	7,594,000	6,785,087
10/15/2030	3.000%	2,046,000	1,774,905
03/01/2031	2.500%	612,000	508,579
08/01/2031	2.625%	1,280,000	1,067,609
Total			15,292,419
Home Construction 0.1%
Meritage Homes Corp.
06/01/2025	6.000%	330,000	336,295
Meritage Homes Corp.(b)
04/15/2029	3.875%	423,000	379,426
Shea Homes LP/Funding Corp.(b)
02/15/2028	4.750%	171,000	152,427
04/01/2029	4.750%	65,000	56,652
Taylor Morrison Communities, Inc.(b)
01/15/2028	5.750%	193,000	189,464
08/01/2030	5.125%	355,000	324,825
Total			1,439,089
Independent Energy 1.1%
Apache Corp.
09/01/2040	5.100%	184,000	166,527
02/01/2042	5.250%	748,000	690,052
04/15/2043	4.750%	403,000	347,285
Callon Petroleum Co.
07/01/2026	6.375%	922,000	895,937
Callon Petroleum Co.(b)
08/01/2028	8.000%	191,000	197,263
Canadian Natural Resources Ltd.
06/01/2027	3.850%	4,885,000	4,777,294
CNX Resources Corp.(b)
03/14/2027	7.250%	610,000	623,245
01/15/2029	6.000%	519,000	512,671
Comstock Resources, Inc.(b)
03/01/2029	6.750%	235,000	237,499
01/15/2030	5.875%	174,000	167,607
CrownRock LP/Finance, Inc.(b)
10/15/2025	5.625%	219,000	218,989
05/01/2029	5.000%	153,000	149,787
Endeavor Energy Resources LP/Finance, Inc.(b)
01/30/2028	5.750%	158,000	158,406
Hilcorp Energy I LP/Finance Co.(b)
02/01/2029	5.750%	281,000	275,554
04/15/2030	6.000%	226,000	222,901
02/01/2031	6.000%	300,000	289,662
04/15/2032	6.250%	353,000	344,344
Matador Resources Co.
09/15/2026	5.875%	520,000	510,238
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Occidental Petroleum Corp.
07/15/2025	8.000%	786,000	850,845
09/01/2030	6.625%	593,000	642,865
01/01/2031	6.125%	1,173,000	1,234,642
09/15/2036	6.450%	208,000	225,549
08/15/2039	4.300%	1,250,000	1,065,472
03/15/2046	6.600%	1,048,000	1,144,505
04/15/2046	4.400%	358,000	308,076
03/15/2048	4.200%	240,000	199,003
08/15/2049	4.400%	235,000	198,678
Southwestern Energy Co.
02/01/2029	5.375%	227,000	224,307
02/01/2032	4.750%	1,134,000	1,072,832
Total			17,952,035
Integrated Energy 0.5%
BP Capital Markets America, Inc.
06/17/2041	3.060%	2,659,000	2,163,050
02/08/2061	3.379%	697,000	540,822
Cenovus Energy, Inc.
02/15/2052	3.750%	5,913,000	4,736,814
Total			7,440,686
Leisure 0.6%
Carnival Corp.(b)
03/01/2026	7.625%	803,000	785,880
03/01/2027	5.750%	1,309,000	1,191,578
08/01/2028	4.000%	740,000	666,254
05/01/2029	6.000%	572,000	513,445
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC(b)
05/01/2025	5.500%	300,000	301,572
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC
10/01/2028	6.500%	472,000	475,300
Cinemark USA, Inc.(b)
05/01/2025	8.750%	121,000	125,637
03/15/2026	5.875%	481,000	452,079
07/15/2028	5.250%	225,000	199,108
Live Nation Entertainment, Inc.(b)
05/15/2027	6.500%	258,000	265,835
10/15/2027	4.750%	398,000	374,127
NCL Corp., Ltd.(b)
03/15/2026	5.875%	210,000	193,041
02/15/2029	7.750%	112,000	108,665
NCL Finance Ltd.(b)
03/15/2028	6.125%	117,000	105,300
Royal Caribbean Cruises Ltd.
11/15/2022	5.250%	1,000,000	1,002,748
03/15/2028	3.700%	292,000	245,351

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Corporate Income Fund | Annual Report 2022

Portfolio of Investments  (continued)
April 30, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Royal Caribbean Cruises Ltd.(b)
06/15/2023	9.125%	143,000	147,734
07/01/2026	4.250%	292,000	264,331
08/31/2026	5.500%	426,000	397,030
07/15/2027	5.375%	226,000	207,676
04/01/2028	5.500%	388,000	353,899
Six Flags Entertainment Corp.(b)
07/31/2024	4.875%	471,000	469,269
Total			8,845,859
Life Insurance 7.9%
AIG Global Funding(b)
09/22/2025	0.900%	6,680,000	6,054,199
CoreBridge Financial, Inc.(b)
04/05/2027	3.650%	3,085,000	2,993,371
Five Corners Funding Trust(b)
11/15/2023	4.419%	23,065,000	23,360,813
Guardian Life Global Funding(b)
12/10/2025	0.875%	13,510,000	12,283,708
Guardian Life Insurance Co. of America (The)(b)
Subordinated
06/19/2064	4.875%	980,000	993,817
Massachusetts Mutual Life Insurance Co.(b)
Subordinated
12/01/2061	3.200%	4,070,000	2,974,760
New York Life Global Funding(b)
01/15/2026	0.850%	9,189,000	8,310,680
New York Life Insurance Co.(b)
Subordinated
05/15/2050	3.750%	2,780,000	2,435,125
Northwestern Mutual Global Funding(b)
01/14/2026	0.800%	8,667,000	7,861,357
Northwestern Mutual Life Insurance Co. (The)(b)
Subordinated
09/30/2059	3.625%	8,678,000	7,079,959
Pacific Life Global Funding II(b)
04/14/2026	1.375%	17,139,000	15,546,184
Peachtree Corners Funding Trust(b)
02/15/2025	3.976%	16,462,000	16,476,613
Principal Life Global Funding II(b)
11/21/2024	2.250%	7,165,000	6,914,117
Teachers Insurance & Annuity Association of America(b)
Subordinated
09/15/2044	4.900%	4,715,000	4,818,822
05/15/2050	3.300%	8,368,000	6,754,569
Voya Financial, Inc.
06/15/2046	4.800%	825,000	834,305
Total			125,692,399
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lodging 0.2%
Hilton Domestic Operating Co., Inc.(b)
05/01/2025	5.375%	310,000	314,777
Marriott Ownership Resorts, Inc.(b)
06/15/2029	4.500%	128,000	114,084
Travel + Leisure Co.(d)
04/01/2027	6.000%	2,000,000	1,999,662
Total			2,428,523
Media and Entertainment 3.3%
Cengage Learning, Inc.(b)
06/15/2024	9.500%	524,000	513,783
Clear Channel International BV(b)
08/01/2025	6.625%	274,000	276,772
Clear Channel Outdoor Holdings, Inc.(b)
04/15/2028	7.750%	1,353,000	1,279,512
06/01/2029	7.500%	433,000	408,408
iHeartCommunications, Inc.
05/01/2026	6.375%	261,962	262,546
05/01/2027	8.375%	884,518	875,558
iHeartCommunications, Inc.(b)
08/15/2027	5.250%	102,000	95,693
01/15/2028	4.750%	749,000	680,211
Lamar Media Corp.
02/15/2028	3.750%	404,000	372,470
Magallanes, Inc.(b)
03/15/2062	5.391%	18,626,000	16,583,950
Netflix, Inc.
11/15/2028	5.875%	995,000	1,024,314
05/15/2029	6.375%	388,000	412,104
Netflix, Inc.(b)
11/15/2029	5.375%	22,747,000	22,773,744
06/15/2030	4.875%	725,000	709,121
Outfront Media Capital LLC/Corp.(b)
01/15/2029	4.250%	216,000	192,157
03/15/2030	4.625%	367,000	327,615
Playtika Holding Corp.(b)
03/15/2029	4.250%	283,000	254,887
Roblox Corp.(b)
05/01/2030	3.875%	453,000	389,010
Scripps Escrow II, Inc.(b)
01/15/2029	3.875%	1,500,000	1,332,817
Scripps Escrow, Inc.(b)
07/15/2027	5.875%	564,000	539,370
Univision Communications, Inc.(b)
05/01/2029	4.500%	248,000	222,635

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2022	15

Portfolio of Investments  (continued)
April 30, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Walt Disney Co. (The)
09/15/2044	4.750%	3,480,000	3,508,579
Total			53,035,256
Metals and Mining 0.3%
Allegheny Technologies, Inc.
10/01/2029	4.875%	122,000	111,162
10/01/2031	5.125%	590,000	532,495
Constellium NV(b)
02/15/2026	5.875%	376,000	372,398
Constellium SE(b)
06/15/2028	5.625%	893,000	855,658
04/15/2029	3.750%	491,000	423,728
Hudbay Minerals, Inc.(b)
04/01/2026	4.500%	344,000	317,375
04/01/2029	6.125%	403,000	381,986
Kaiser Aluminum Corp.(b)
03/01/2028	4.625%	91,000	82,876
06/01/2031	4.500%	836,000	719,466
Novelis Corp.(b)
11/15/2026	3.250%	305,000	278,539
01/30/2030	4.750%	836,000	768,361
08/15/2031	3.875%	367,000	313,916
Total			5,157,960
Midstream 2.9%
Cheniere Energy Partners LP
03/01/2031	4.000%	283,000	256,245
Cheniere Energy Partners LP(b)
01/31/2032	3.250%	992,000	847,612
Cheniere Energy, Inc.
10/15/2028	4.625%	567,000	551,036
CNX Midstream Partners LP(b)
04/15/2030	4.750%	485,000	444,059
DCP Midstream Operating LP
05/15/2029	5.125%	341,000	335,592
04/01/2044	5.600%	230,000	219,957
DT Midstream, Inc.(b)
06/15/2029	4.125%	318,000	288,746
06/15/2031	4.375%	637,000	571,687
Enterprise Products Operating LLC
01/31/2060	3.950%	6,085,000	4,935,555
EQM Midstream Partners LP
08/01/2024	4.000%	1,500,000	1,451,814
EQM Midstream Partners LP(b)
07/01/2025	6.000%	212,000	210,598
07/01/2027	6.500%	307,000	309,719
01/15/2029	4.500%	333,000	299,672
01/15/2031	4.750%	1,171,000	1,046,674
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hess Midstream Operations LP(b)
02/15/2030	4.250%	143,000	130,916
Holly Energy Partners LP/Finance Corp.(b)
04/15/2027	6.375%	274,000	280,114
ITT Holdings LLC(b)
08/01/2029	6.500%	210,000	185,856
Kinder Morgan Energy Partners LP
03/01/2043	5.000%	5,946,000	5,539,916
Kinder Morgan, Inc.
02/15/2046	5.050%	6,324,000	5,991,948
MPLX LP
04/15/2048	4.700%	1,199,000	1,063,210
03/14/2052	4.950%	3,022,000	2,765,137
NuStar Logistics LP
10/01/2025	5.750%	182,000	180,562
06/01/2026	6.000%	132,000	131,414
04/28/2027	5.625%	247,000	237,153
Plains All American Pipeline LP/Finance Corp.
06/15/2044	4.700%	6,975,000	5,816,248
Sunoco LP/Finance Corp.
04/15/2027	6.000%	316,000	318,555
Targa Resources Partners LP/Finance Corp.
01/15/2028	5.000%	357,000	351,303
03/01/2030	5.500%	869,000	861,386
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	402,000	391,849
Venture Global Calcasieu Pass LLC(b)
08/15/2029	3.875%	699,000	638,276
08/15/2031	4.125%	1,016,000	926,841
11/01/2033	3.875%	562,000	489,455
Western Gas Partners LP
08/15/2048	5.500%	2,776,000	2,439,831
Williams Companies, Inc. (The)
09/15/2045	5.100%	2,955,000	2,876,693
10/15/2051	3.500%	3,512,000	2,699,794
Total			46,085,423
Natural Gas 1.5%
NiSource, Inc.
09/01/2029	2.950%	13,755,000	12,407,255
02/15/2043	5.250%	7,015,000	6,938,902
05/15/2047	4.375%	4,414,000	3,978,782
Total			23,324,939
Oil Field Services 0.0%
Apergy Corp.
05/01/2026	6.375%	71,000	71,625
Nabors Industries Ltd.(b)
01/15/2026	7.250%	220,000	215,289

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Corporate Income Fund | Annual Report 2022

Portfolio of Investments  (continued)
April 30, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Transocean Guardian Ltd.(b)
01/15/2024	5.875%	76,406	73,013
Transocean Sentry Ltd.(b)
05/15/2023	5.375%	397,417	386,694
Total			746,621
Other Industry 0.0%
Dycom Industries, Inc.(b)
04/15/2029	4.500%	286,000	260,753
Hillenbrand, Inc.
03/01/2031	3.750%	215,000	189,767
Total			450,520
Other REIT 0.3%
Blackstone Mortgage Trust, Inc.(b)
01/15/2027	3.750%	621,000	567,882
Ladder Capital Finance Holdings LLLP/Corp.(b)
10/01/2025	5.250%	558,000	548,410
02/01/2027	4.250%	390,000	359,708
06/15/2029	4.750%	1,036,000	931,614
Park Intermediate Holdings LLC/Domestic Property/Finance Co-Issuer(b)
10/01/2028	5.875%	384,000	372,508
Park Intermediate Holdings LLC/PK Domestic Property LLC/Finance Co-Issuer(b)
05/15/2029	4.875%	317,000	290,625
RHP Hotel Properties LP/Finance Corp.(b)
02/15/2029	4.500%	216,000	195,635
RLJ Lodging Trust LP(b)
07/01/2026	3.750%	222,000	206,592
09/15/2029	4.000%	275,000	245,432
Service Properties Trust
03/15/2024	4.650%	209,000	198,478
10/01/2024	4.350%	98,000	90,686
12/15/2027	5.500%	129,000	117,387
Total			4,124,957
Packaging 0.3%
Ardagh Metal Packaging Finance USA LLC/PLC(b)
09/01/2029	4.000%	769,000	658,830
Ardagh Packaging Finance PLC/Holdings USA, Inc.(b)
08/15/2026	4.125%	594,000	550,992
08/15/2027	5.250%	420,000	360,818
08/15/2027	5.250%	366,000	313,705
Berry Global, Inc.
01/15/2026	1.570%	2,125,000	1,933,832
Canpack SA/US LLC(b)
11/15/2029	3.875%	829,000	711,653
LABL, Inc.(b)
11/01/2028	5.875%	70,000	64,083
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Trivium Packaging Finance BV(b)
08/15/2026	5.500%	178,000	172,038
08/15/2027	8.500%	399,000	393,886
Total			5,159,837
Pharmaceuticals 3.0%
AbbVie, Inc.
05/14/2035	4.500%	3,064,000	3,029,895
11/06/2042	4.400%	6,305,000	5,976,734
11/21/2049	4.250%	3,972,000	3,641,332
Amgen, Inc.
02/22/2062	4.400%	13,290,000	11,882,809
AstraZeneca Finance LLC
05/28/2026	1.200%	9,485,000	8,620,607
Bausch Health Companies, Inc.(b)
04/15/2025	6.125%	358,000	358,947
04/01/2026	9.250%	269,000	266,820
02/01/2027	6.125%	486,000	467,275
06/01/2028	4.875%	152,000	134,887
02/15/2031	5.250%	649,000	450,963
Bristol-Myers Squibb Co.
03/15/2062	3.900%	6,888,000	6,040,267
Endo Dac/Finance LLC/Finco, Inc.(b)
06/30/2028	6.000%	260,000	114,668
Endo Luxembourg Finance Co I Sarl/US, Inc.(b)
04/01/2029	6.125%	356,000	309,770
Gilead Sciences, Inc.
10/01/2040	2.600%	6,890,000	5,162,784
Grifols Escrow Issuer SA(b)
10/15/2028	4.750%	352,000	322,014
Organon Finance 1 LLC(b)
04/30/2028	4.125%	918,000	852,743
04/30/2031	5.125%	763,000	690,082
Par Pharmaceutical, Inc.(b)
04/01/2027	7.500%	267,000	243,782
Total			48,566,379
Property & Casualty 1.2%
Alliant Holdings Intermediate LLC/Co-Issuer(b)
10/15/2027	4.250%	32,000	29,524
10/15/2027	6.750%	834,000	789,388
11/01/2029	5.875%	332,000	308,799
AssuredPartners, Inc.(b)
01/15/2029	5.625%	608,000	535,141
Berkshire Hathaway Finance Corp.
03/15/2052	3.850%	18,810,000	16,749,754
BroadStreet Partners, Inc.(b)
04/15/2029	5.875%	716,000	621,973

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2022	17

Portfolio of Investments  (continued)
April 30, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GTCR AP Finance, Inc.(b)
05/15/2027	8.000%	39,000	38,871
HUB International Ltd.(b)
12/01/2029	5.625%	622,000	569,782
Ryan Specialty Group LLC(b)
02/01/2030	4.375%	165,000	150,695
Total			19,793,927
Railroads 0.3%
Canadian Pacific Railway Co.
12/02/2051	3.100%	1,611,000	1,237,283
CSX Corp.
11/01/2046	3.800%	4,193,000	3,706,258
Total			4,943,541
Restaurants 0.2%
1011778 BC ULC/New Red Finance, Inc.(b)
01/15/2028	3.875%	578,000	531,760
10/15/2030	4.000%	294,000	251,483
Fertitta Entertainment LLC/Finance Co., Inc.(b)
01/15/2030	6.750%	605,000	527,489
IRB Holding Corp.(b)
06/15/2025	7.000%	874,000	894,402
Papa John’s International, Inc.(b)
09/15/2029	3.875%	145,000	128,007
Yum! Brands, Inc.
04/01/2032	5.375%	558,000	533,607
Total			2,866,748
Retailers 1.0%
Asbury Automotive Group, Inc.(b)
11/15/2029	4.625%	142,000	127,931
02/15/2032	5.000%	143,000	127,494
Group 1 Automotive, Inc.(b)
08/15/2028	4.000%	100,000	89,953
L Brands, Inc.(b)
07/01/2025	9.375%	37,000	41,636
10/01/2030	6.625%	498,000	495,926
L Brands, Inc.
06/15/2029	7.500%	113,000	116,727
11/01/2035	6.875%	227,000	221,786
Subordinated
03/01/2033	6.950%	1,350,000	1,283,844
LCM Investments Holdings II LLC(b)
05/01/2029	4.875%	273,000	239,417
Lowe’s Companies, Inc.
10/15/2050	3.000%	1,250,000	916,074
04/01/2062	4.450%	12,455,000	11,124,711
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PetSmart, Inc./Finance Corp.(b)
02/15/2028	4.750%	423,000	393,451
02/15/2029	7.750%	603,000	599,986
Total			15,778,936
Supermarkets 0.1%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP/Albertsons LLC(b)
03/15/2026	7.500%	147,000	154,686
02/15/2028	5.875%	378,000	367,397
03/15/2029	3.500%	486,000	409,108
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(b)
03/15/2026	3.250%	223,000	203,875
01/15/2027	4.625%	339,000	317,533
02/15/2030	4.875%	124,000	112,310
Total			1,564,909
Technology 5.1%
Apple, Inc.
02/09/2045	3.450%	8,040,000	7,176,892
Black Knight InfoServ LLC(b)
09/01/2028	3.625%	185,000	171,750
Boxer Parent Co., Inc.(b)
10/02/2025	7.125%	82,000	83,638
Broadcom, Inc.(b)
11/15/2036	3.187%	9,706,000	7,683,040
Clarivate Science Holdings Corp.(b)
07/01/2028	3.875%	258,000	229,739
07/01/2029	4.875%	695,000	613,972
Condor Merger Sub, Inc.(b)
02/15/2030	7.375%	940,000	840,970
Dun & Bradstreet Corp. (The)(b)
12/15/2029	5.000%	197,000	183,102
Fidelity National Information Services, Inc.
03/01/2024	0.600%	1,932,000	1,832,668
Gartner, Inc.(b)
07/01/2028	4.500%	2,178,000	2,089,534
06/15/2029	3.625%	195,000	176,060
HealthEquity, Inc.(b)
10/01/2029	4.500%	626,000	571,962
Helios Software Holdings, Inc.(b)
05/01/2028	4.625%	476,000	421,124
International Business Machines Corp.
05/15/2040	2.850%	1,796,000	1,426,122
05/15/2050	2.950%	2,028,000	1,544,618
ION Trading Technologies Sarl(b)
05/15/2028	5.750%	421,000	395,603
Iron Mountain, Inc.(b)
07/15/2030	5.250%	827,000	759,082

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Corporate Income Fund | Annual Report 2022

Portfolio of Investments  (continued)
April 30, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Logan Merger Sub, Inc.(b)
09/01/2027	5.500%	1,248,000	1,100,490
Microchip Technology, Inc.
02/15/2024	0.972%	8,629,000	8,224,871
Minerva Merger Sub, Inc.(b)
02/15/2030	6.500%	1,042,000	958,595
MSCI, Inc.(b)
11/01/2031	3.625%	7,585,000	6,668,585
NCR Corp.(b)
09/01/2027	5.750%	274,000	264,687
10/01/2028	5.000%	290,000	276,576
04/15/2029	5.125%	603,000	570,547
09/01/2029	6.125%	215,000	205,920
10/01/2030	5.250%	194,000	182,236
Nielsen Finance LLC/Co.(b)
10/01/2028	5.625%	224,000	216,967
07/15/2029	4.500%	254,000	239,893
10/01/2030	5.875%	95,000	91,273
07/15/2031	4.750%	317,000	299,480
NXP BV/Funding LLC/USA, Inc.(b)
05/01/2030	3.400%	1,375,000	1,252,461
05/11/2031	2.500%	15,995,000	13,352,564
Oracle Corp.
03/25/2041	3.650%	6,388,000	4,939,935
11/15/2047	4.000%	1,000,000	772,666
04/01/2050	3.600%	9,000,000	6,461,608
Plantronics, Inc.(b)
03/01/2029	4.750%	963,000	978,396
Shift4 Payments LLC/Finance Sub, Inc.(b)
11/01/2026	4.625%	912,000	873,524
Square, Inc.(b)
06/01/2026	2.750%	103,000	94,065
06/01/2031	3.500%	217,000	181,671
Switch Ltd.(b)
09/15/2028	3.750%	45,000	42,203
06/15/2029	4.125%	289,000	276,636
Tempo Acquisition LLC/Finance Corp.(b)
06/01/2025	5.750%	175,000	176,145
VeriSign, Inc.
06/15/2031	2.700%	6,364,000	5,462,611
Verscend Escrow Corp.(b)
08/15/2026	9.750%	505,000	520,150
ZoomInfo Technologies LLC/Finance Corp.(b)
02/01/2029	3.875%	1,098,000	971,626
Total			81,856,257
Tobacco 0.2%
BAT Capital Corp.
08/15/2047	4.540%	4,180,000	3,310,934
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Transportation Services 0.2%
FedEx Corp.
11/15/2045	4.750%	2,550,000	2,425,356
Wireless 1.9%
Altice France Holding SA(b)
05/15/2027	10.500%	329,000	333,017
02/15/2028	6.000%	343,000	283,324
Altice France SA(b)
02/01/2027	8.125%	372,000	374,679
01/15/2028	5.500%	1,647,000	1,457,872
07/15/2029	5.125%	1,059,000	895,823
10/15/2029	5.500%	120,000	103,302
American Tower Corp.
08/15/2029	3.800%	4,746,000	4,442,691
06/15/2030	2.100%	2,850,000	2,337,295
Crown Castle International Corp.
04/01/2031	2.100%	6,110,000	4,951,437
Rogers Communications, Inc.
11/15/2049	3.700%	2,530,000	2,011,301
SBA Communications Corp.
02/15/2027	3.875%	277,000	262,810
02/01/2029	3.125%	110,000	94,311
Sprint Capital Corp.
03/15/2032	8.750%	125,000	158,873
Sprint Corp.
06/15/2024	7.125%	316,000	332,428
03/01/2026	7.625%	552,000	600,927
T-Mobile USA, Inc.
02/15/2026	2.250%	1,147,000	1,054,396
04/15/2026	2.625%	1,000,000	932,699
02/15/2029	2.625%	602,000	520,825
02/15/2031	2.875%	334,000	284,239
04/15/2031	3.500%	671,000	597,904
T-Mobile USA, Inc.(b)
04/15/2031	3.500%	303,000	268,573
10/15/2052	3.400%	1,646,000	1,246,597
11/15/2060	3.600%	6,945,000	5,185,167
Vmed O2 UK Financing I PLC(b)
01/31/2031	4.250%	1,059,000	895,527
07/15/2031	4.750%	849,000	732,489
Total			30,358,506
Wirelines 4.0%
AT&T, Inc.
05/15/2035	4.500%	2,000,000	1,969,081
09/15/2055	3.550%	9,209,000	7,132,311
12/01/2057	3.800%	17,141,000	13,756,568
Cablevision Lightpath LLC(b)
09/15/2027	3.875%	373,000	328,533

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2022	19

Portfolio of Investments  (continued)
April 30, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CenturyLink, Inc.
12/01/2023	6.750%	355,000	360,986
04/01/2025	5.625%	155,000	151,071
CenturyLink, Inc.(b)
02/15/2027	4.000%	205,000	182,332
Front Range BidCo, Inc.(b)
03/01/2027	4.000%	984,000	859,071
03/01/2028	6.125%	413,000	346,340
Iliad Holding SAS(b)
10/15/2026	6.500%	690,000	664,450
10/15/2028	7.000%	1,037,000	989,029
Northwest Fiber LLC/Finance Sub, Inc.(b)
02/15/2028	6.000%	222,000	185,431
Telefonica Emisiones SAU
03/06/2048	4.895%	5,905,000	5,383,363
Verizon Communications, Inc.
03/21/2031	2.550%	35,860,000	31,125,242
Total			63,433,808
Total Corporate Bonds & Notes (Cost $1,631,248,870)			1,434,907,651

Foreign Government Obligations(j) 0.0%

Canada 0.0%
NOVA Chemicals Corp.(b)
06/01/2027	5.250%	251,000	240,185
05/15/2029	4.250%	313,000	271,522
Total			511,707
Total Foreign Government Obligations (Cost $560,240)			511,707

Senior Loans 0.2%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Chemicals 0.0%
WR Grace & Co.(i),(k)
Term Loan
1-month USD LIBOR + 3.750% Floor 0.500% 09/22/2028	4.813%	387,030	383,256
Consumer Cyclical Services 0.0%
8th Avenue Food & Provisions, Inc.(i),(k)
1st Lien Term Loan
1-month USD LIBOR + 3.750% 10/01/2025	4.514%	334,785	287,915
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
2nd Lien Term Loan
1-month USD LIBOR + 7.750% 10/01/2026	8.514%	78,084	70,130
Total			358,045
Consumer Products 0.1%
SWF Holdings I Corp.(i),(k)
1st Lien Term Loan
1-month USD LIBOR + 4.000% Floor 0.750% 10/06/2028	4.750%	740,000	684,041
Media and Entertainment 0.0%
Cengage Learning, Inc.(i),(k)
Tranche B 1st Lien Term Loan
1-month USD LIBOR + 4.750% Floor 1.000% 07/14/2026	5.750%	463,985	455,866
Technology 0.1%
Ascend Learning LLC(i),(k)
1st Lien Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 12/11/2028	4.264%	411,968	406,595
2nd Lien Term Loan
1-month USD LIBOR + 5.750% Floor 0.500% 12/10/2029	6.514%	246,000	242,618
DCert Buyer, Inc.(i),(k)
2nd Lien Term Loan
1-month USD LIBOR + 7.000% 02/19/2029	7.764%	357,000	352,687
Epicore Software Corp.(i),(k)
2nd Lien Term Loan
1-month USD LIBOR + 7.750% Floor 1.000% 07/31/2028	8.750%	101,000	102,831
UKG, Inc.(i),(k)
1st Lien Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 05/04/2026	4.212%	247,010	244,231
2nd Lien Term Loan
1-month USD LIBOR + 5.250% Floor 0.500% 05/03/2027	6.212%	478,000	473,101
Total			1,822,063
Total Senior Loans (Cost $3,823,227)			3,703,271

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Corporate Income Fund | Annual Report 2022

Portfolio of Investments  (continued)
April 30, 2022
U.S. Treasury Obligations 2.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
04/30/2022	0.125%	5,640,000	5,639,967
06/30/2025	0.250%	3,450,000	3,173,461
11/30/2025	0.375%	3,600,000	3,286,969
12/31/2025	0.375%	11,000,000	10,023,750
06/30/2027	0.500%	8,300,000	7,326,047
12/31/2027	0.625%	4,000,000	3,513,750
11/15/2051	1.875%	3,810,000	2,987,278
Total U.S. Treasury Obligations (Cost $39,544,034)			35,951,222
Money Market Funds 6.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.462%(l),(m)	108,921,543	108,888,867
Total Money Market Funds (Cost $108,882,497)		108,888,867
Total Investments in Securities (Cost: $1,785,582,193)		1,584,446,737
Other Assets & Liabilities, Net		13,772,620
Net Assets		1,598,219,357

At April 30, 2022, securities and/or cash totaling $4,450,051 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	543	06/2022	USD	76,393,313	—	(7,193,678)
U.S. Treasury 2-Year Note	550	06/2022	USD	115,946,875	—	(1,817,330)
U.S. Treasury 5-Year Note	1,885	06/2022	USD	212,386,484	—	(7,779,775)
Total					—	(16,790,783)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	(1,095)	06/2022	USD	(130,476,094)	4,191,303	—
U.S. Treasury Ultra 10-Year Note	(1,082)	06/2022	USD	(139,578,000)	11,510,884	—
U.S. Ultra Treasury Bond	(357)	06/2022	USD	(57,276,188)	6,799,115	—
Total					22,501,302	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At April 30, 2022, the total value of these securities amounted to $447,378,269, which represents 27.99% of total net assets.
(c)	Represents a security purchased on a when-issued basis.
(d)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of April 30, 2022.
(e)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At April 30, 2022, the total value of these securities amounted to $9,525, which represents less than 0.01% of total net assets.
(f)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At April 30, 2022, the total value of these securities amounted to $9,525, which represents less than 0.01% of total net assets.
(g)	Valuation based on significant unobservable inputs.
(h)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(i)	Variable rate security. The interest rate shown was the current rate as of April 30, 2022.
(j)	Principal and interest may not be guaranteed by a governmental entity.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2022	21

Portfolio of Investments  (continued)
April 30, 2022
Notes to Portfolio of Investments  (continued)
(k)	The stated interest rate represents the weighted average interest rate at April 30, 2022 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(l)	The rate shown is the seven-day current annualized yield at April 30, 2022.
(m)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended April 30, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.462%
	10,464,850	795,024,029	(696,606,206)	6,194	108,888,867	(21,549)	103,590	108,921,543
Abbreviation Legend
LIBOR	London Interbank Offered Rate
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Corporate Income Fund | Annual Report 2022

Portfolio of Investments  (continued)
April 30, 2022
Fair value measurements  (continued)
additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Financials	80,137	—	—	80,137
Total Common Stocks	80,137	—	—	80,137
Convertible Bonds	—	403,882	—	403,882
Corporate Bonds & Notes	—	1,434,898,126	9,525	1,434,907,651
Foreign Government Obligations	—	511,707	—	511,707
Senior Loans	—	3,703,271	—	3,703,271
U.S. Treasury Obligations	35,951,222	—	—	35,951,222
Money Market Funds	108,888,867	—	—	108,888,867
Total Investments in Securities	144,920,226	1,439,516,986	9,525	1,584,446,737
Investments in Derivatives
Asset
Futures Contracts	22,501,302	—	—	22,501,302
Liability
Futures Contracts	(16,790,783)	—	—	(16,790,783)
Total	150,630,745	1,439,516,986	9,525	1,590,157,256
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2022	23

Statement of Assets and Liabilities
April 30, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,676,699,696)	$1,475,557,870
Affiliated issuers (cost $108,882,497)	108,888,867
Cash	14,433
Margin deposits on:
Futures contracts	4,450,051
Receivable for:
Investments sold	2,750,090
Investments sold on a delayed delivery basis	748,022
Capital shares sold	3,678,982
Dividends	41,053
Interest	14,549,890
Foreign tax reclaims	54,732
Variation margin for futures contracts	832,805
Prepaid expenses	11,274
Trustees’ deferred compensation plan	199,284
Other assets	1
Total assets	1,611,777,354
Liabilities
Payable for:
Investments purchased	2,784,913
Investments purchased on a delayed delivery basis	4,443,575
Capital shares purchased	1,241,217
Distributions to shareholders	3,920,950
Variation margin for futures contracts	719,875
Management services fees	21,623
Distribution and/or service fees	803
Transfer agent fees	162,384
Compensation of board members	17,552
Other expenses	45,821
Trustees’ deferred compensation plan	199,284
Total liabilities	13,557,997
Net assets applicable to outstanding capital stock	$1,598,219,357
Represented by
Paid in capital	1,814,763,868
Total distributable earnings (loss)	(216,544,511)
Total - representing net assets applicable to outstanding capital stock	$1,598,219,357
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Corporate Income Fund | Annual Report 2022

Statement of Assets and Liabilities  (continued)
April 30, 2022
Class A
Net assets	$107,905,054
Shares outstanding	11,701,092
Net asset value per share	$9.22
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$9.68
Advisor Class
Net assets	$190,943,491
Shares outstanding	20,739,766
Net asset value per share	$9.21
Class C
Net assets	$2,608,621
Shares outstanding	282,969
Net asset value per share	$9.22
Institutional Class
Net assets	$380,743,106
Shares outstanding	41,292,798
Net asset value per share	$9.22
Institutional 2 Class
Net assets	$51,118,616
Shares outstanding	5,552,313
Net asset value per share	$9.21
Institutional 3 Class
Net assets	$864,900,469
Shares outstanding	93,843,975
Net asset value per share	$9.22
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2022	25

Statement of Operations
Year Ended April 30, 2022
Net investment income
Income:
Dividends — affiliated issuers	$103,590
Interest	46,114,051
Total income	46,217,641
Expenses:
Management services fees	7,895,106
Distribution and/or service fees
Class A	246,785
Class C	32,379
Transfer agent fees
Class A	157,614
Advisor Class	116,328
Class C	5,809
Institutional Class	669,990
Institutional 2 Class	27,897
Institutional 3 Class	51,067
Compensation of board members	33,140
Custodian fees	15,645
Printing and postage fees	30,997
Registration fees	110,282
Audit fees	29,500
Legal fees	26,875
Compensation of chief compliance officer	507
Other	27,636
Total expenses	9,477,557
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(710,495)
Fees waived by distributor
Class C	(2,837)
Fees waived by transfer agent
Institutional 2 Class	(1,553)
Institutional 3 Class	(33,206)
Expense reduction	(794)
Total net expenses	8,728,672
Net investment income	37,488,969
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(8,380,438)
Investments — affiliated issuers	(21,549)
Foreign currency translations	(18)
Futures contracts	6,228,703
Net realized loss	(2,173,302)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(229,979,524)
Investments — affiliated issuers	6,194
Futures contracts	3,877,463
Net change in unrealized appreciation (depreciation)	(226,095,867)
Net realized and unrealized loss	(228,269,169)
Net decrease in net assets resulting from operations	$(190,780,200)
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Corporate Income Fund | Annual Report 2022

Statement of Changes in Net Assets
	Year Ended April 30, 2022	Year Ended April 30, 2021
Operations
Net investment income	$37,488,969	$30,385,975
Net realized gain (loss)	(2,173,302)	52,823,472
Net change in unrealized appreciation (depreciation)	(226,095,867)	(23,119,699)
Net increase (decrease) in net assets resulting from operations	(190,780,200)	60,089,748
Distributions to shareholders
Net investment income and net realized gains
Class A	(3,854,952)	(5,331,630)
Advisor Class	(2,031,592)	(1,101,540)
Class C	(130,378)	(368,028)
Institutional Class	(18,611,079)	(31,133,094)
Institutional 2 Class	(2,203,410)	(545,291)
Institutional 3 Class	(43,577,361)	(42,137,931)
Total distributions to shareholders	(70,408,772)	(80,617,514)
Increase in net assets from capital stock activity	399,692,269	460,373,330
Total increase in net assets	138,503,297	439,845,564
Net assets at beginning of year	1,459,716,060	1,019,870,496
Net assets at end of year	$1,598,219,357	$1,459,716,060
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2022	27

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2022		April 30, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	638,607	6,769,881	2,697,195	30,058,077
Fund reorganization	5,714,967	59,304,731	—	—
Distributions reinvested	343,238	3,605,192	442,851	4,930,570
Redemptions	(3,212,631)	(32,315,030)	(1,261,240)	(14,061,169)
Net increase	3,484,181	37,364,774	1,878,806	20,927,478
Advisor Class
Subscriptions	877,829	8,954,563	410,874	4,590,830
Fund reorganization	24,537,894	254,220,549	—	—
Distributions reinvested	145,363	1,444,471	85,525	953,153
Redemptions	(5,808,925)	(57,624,830)	(1,175,449)	(13,101,669)
Net increase (decrease)	19,752,161	206,994,753	(679,050)	(7,557,686)
Class C
Subscriptions	53,093	553,091	233,445	2,613,615
Distributions reinvested	11,849	125,621	31,893	355,172
Redemptions	(195,053)	(2,044,510)	(371,965)	(4,115,281)
Net decrease	(130,111)	(1,365,798)	(106,627)	(1,146,494)
Institutional Class
Subscriptions	8,951,136	94,457,557	21,574,553	239,072,587
Distributions reinvested	1,360,579	14,368,616	2,133,747	23,768,542
Redemptions	(9,054,166)	(95,583,271)	(17,252,995)	(191,452,395)
Net increase	1,257,549	13,242,902	6,455,305	71,388,734
Institutional 2 Class
Subscriptions	2,215,006	22,835,824	4,076,722	43,998,512
Distributions reinvested	208,806	2,202,458	49,219	545,225
Redemptions	(1,448,999)	(15,704,938)	(125,903)	(1,385,958)
Net increase	974,813	9,333,344	4,000,038	43,157,779
Institutional 3 Class
Subscriptions	17,930,828	191,386,445	36,922,199	409,476,388
Distributions reinvested	3,706,220	39,133,542	3,039,549	33,789,874
Redemptions	(9,092,452)	(96,397,693)	(9,856,703)	(109,662,743)
Net increase	12,544,596	134,122,294	30,105,045	333,603,519
Total net increase	37,883,189	399,692,269	41,653,517	460,373,330
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Corporate Income Fund | Annual Report 2022

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Columbia Corporate Income Fund | Annual Report 2022	29

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 4/30/2022	$10.77	0.21	(1.32)	(1.11)	(0.22)	(0.22)	(0.44)
Year Ended 4/30/2021	$10.87	0.23	0.38	0.61	(0.24)	(0.47)	(0.71)
Year Ended 4/30/2020	$10.15	0.29	0.72	1.01	(0.29)	—	(0.29)
Year Ended 4/30/2019	$9.88	0.30	0.27	0.57	(0.30)	—	(0.30)
Year Ended 4/30/2018	$10.11	0.26	(0.23)	0.03	(0.26)	—	(0.26)
Advisor Class
Year Ended 4/30/2022	$10.76	0.25	(1.34)	(1.09)	(0.24)	(0.22)	(0.46)
Year Ended 4/30/2021	$10.85	0.27	0.37	0.64	(0.26)	(0.47)	(0.73)
Year Ended 4/30/2020	$10.14	0.32	0.71	1.03	(0.32)	—	(0.32)
Year Ended 4/30/2019	$9.87	0.33	0.27	0.60	(0.33)	—	(0.33)
Year Ended 4/30/2018	$10.10	0.28	(0.23)	0.05	(0.28)	—	(0.28)
Class C
Year Ended 4/30/2022	$10.77	0.15	(1.32)	(1.17)	(0.16)	(0.22)	(0.38)
Year Ended 4/30/2021	$10.86	0.17	0.38	0.55	(0.17)	(0.47)	(0.64)
Year Ended 4/30/2020	$10.15	0.23	0.71	0.94	(0.23)	—	(0.23)
Year Ended 4/30/2019	$9.88	0.24	0.27	0.51	(0.24)	—	(0.24)
Year Ended 4/30/2018	$10.11	0.20	(0.23)	(0.03)	(0.20)	—	(0.20)
Institutional Class
Year Ended 4/30/2022	$10.77	0.24	(1.33)	(1.09)	(0.24)	(0.22)	(0.46)
Year Ended 4/30/2021	$10.87	0.26	0.37	0.63	(0.26)	(0.47)	(0.73)
Year Ended 4/30/2020	$10.15	0.32	0.72	1.04	(0.32)	—	(0.32)
Year Ended 4/30/2019	$9.88	0.33	0.27	0.60	(0.33)	—	(0.33)
Year Ended 4/30/2018	$10.11	0.28	(0.23)	0.05	(0.28)	—	(0.28)
Institutional 2 Class
Year Ended 4/30/2022	$10.76	0.25	(1.32)	(1.07)	(0.26)	(0.22)	(0.48)
Year Ended 4/30/2021	$10.85	0.27	0.38	0.65	(0.27)	(0.47)	(0.74)
Year Ended 4/30/2020	$10.14	0.33	0.71	1.04	(0.33)	—	(0.33)
Year Ended 4/30/2019	$9.87	0.35	0.26	0.61	(0.34)	—	(0.34)
Year Ended 4/30/2018	$10.09	0.29	(0.22)	0.07	(0.29)	—	(0.29)
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Corporate Income Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 4/30/2022	$9.22	(10.79%)	0.92%	0.87%(c)	2.03%	80%	$107,905
Year Ended 4/30/2021	$10.77	5.47%	0.93%	0.88%(c)	2.10%	74%	$88,537
Year Ended 4/30/2020	$10.87	10.10%	0.95%	0.91%(c)	2.77%	91%	$68,880
Year Ended 4/30/2019	$10.15	5.93%	0.93%	0.91%(c)	3.07%	65%	$60,085
Year Ended 4/30/2018	$9.88	0.22%	0.95%	0.92%(c)	2.52%	78%	$63,283
Advisor Class
Year Ended 4/30/2022	$9.21	(10.58%)	0.67%	0.62%(c)	2.54%	80%	$190,943
Year Ended 4/30/2021	$10.76	5.83%	0.68%	0.63%(c)	2.38%	74%	$10,624
Year Ended 4/30/2020	$10.85	10.28%	0.70%	0.66%(c)	3.02%	91%	$18,086
Year Ended 4/30/2019	$10.14	6.20%	0.68%	0.66%(c)	3.32%	65%	$8,289
Year Ended 4/30/2018	$9.87	0.46%	0.70%	0.67%(c)	2.75%	78%	$9,009
Class C
Year Ended 4/30/2022	$9.22	(11.28%)	1.54%	1.42%(c)	1.41%	80%	$2,609
Year Ended 4/30/2021	$10.77	4.96%	1.68%	1.45%(c)	1.53%	74%	$4,450
Year Ended 4/30/2020	$10.86	9.35%	1.70%	1.51%(c)	2.17%	91%	$5,646
Year Ended 4/30/2019	$10.15	5.29%	1.68%	1.51%(c)	2.45%	65%	$5,045
Year Ended 4/30/2018	$9.88	(0.38%)	1.70%	1.52%(c)	1.92%	78%	$7,856
Institutional Class
Year Ended 4/30/2022	$9.22	(10.57%)	0.67%	0.62%(c)	2.24%	80%	$380,743
Year Ended 4/30/2021	$10.77	5.73%	0.68%	0.63%(c)	2.36%	74%	$431,331
Year Ended 4/30/2020	$10.87	10.37%	0.70%	0.66%(c)	3.02%	91%	$364,875
Year Ended 4/30/2019	$10.15	6.19%	0.68%	0.66%(c)	3.31%	65%	$579,312
Year Ended 4/30/2018	$9.88	0.47%	0.69%	0.66%(c)	2.78%	78%	$760,048
Institutional 2 Class
Year Ended 4/30/2022	$9.21	(10.49%)	0.56%	0.52%	2.34%	80%	$51,119
Year Ended 4/30/2021	$10.76	5.94%	0.58%	0.53%	2.45%	74%	$49,251
Year Ended 4/30/2020	$10.85	10.39%	0.58%	0.56%	3.13%	91%	$6,267
Year Ended 4/30/2019	$10.14	6.29%	0.59%	0.58%	3.52%	65%	$8,052
Year Ended 4/30/2018	$9.87	0.67%	0.59%	0.57%	2.86%	78%	$1,782
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2022	31

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 4/30/2022	$10.77	0.25	(1.32)	(1.07)	(0.26)	(0.22)	(0.48)
Year Ended 4/30/2021	$10.86	0.28	0.38	0.66	(0.28)	(0.47)	(0.75)
Year Ended 4/30/2020	$10.15	0.33	0.72	1.05	(0.34)	—	(0.34)
Year Ended 4/30/2019	$9.88	0.34	0.27	0.61	(0.34)	—	(0.34)
Year Ended 4/30/2018	$10.11	0.30	(0.23)	0.07	(0.30)	—	(0.30)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Corporate Income Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 4/30/2022	$9.22	(10.43%)	0.51%	0.47%	2.39%	80%	$864,900
Year Ended 4/30/2021	$10.77	5.99%	0.52%	0.47%	2.49%	74%	$875,524
Year Ended 4/30/2020	$10.86	10.44%	0.53%	0.50%	3.17%	91%	$556,117
Year Ended 4/30/2019	$10.15	6.34%	0.53%	0.52%	3.44%	65%	$442,521
Year Ended 4/30/2018	$9.88	0.62%	0.53%	0.51%	2.93%	78%	$622,383
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2022	33

Notes to Financial Statements
April 30, 2022
Note 1. Organization
Columbia Corporate Income Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund received a reimbursement for expenses overbilled by a third party. Such reimbursement is included as an offset to other expenses on the Statement of Operations. All fee waivers and expense reimbursements by Columbia Management Investment Advisers, LLC and its affiliates were applied before giving effect to the third party reimbursement.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
34	Columbia Corporate Income Fund | Annual Report 2022

Notes to Financial Statements  (continued)
April 30, 2022
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in
Columbia Corporate Income Fund | Annual Report 2022	35

Notes to Financial Statements  (continued)
April 30, 2022
the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown in the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in
36	Columbia Corporate Income Fund | Annual Report 2022

Notes to Financial Statements  (continued)
April 30, 2022
unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at April 30, 2022:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	22,501,302*

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	16,790,783*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended April 30, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	6,228,703

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	3,877,463
The following table is a summary of the average outstanding volume by derivative instrument for the year ended April 30, 2022:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	331,736,022
Futures contracts — short	267,574,727

*	Based on the ending quarterly outstanding amounts for the year ended April 30, 2022.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent.
Columbia Corporate Income Fund | Annual Report 2022	37

Notes to Financial Statements  (continued)
April 30, 2022
Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
38	Columbia Corporate Income Fund | Annual Report 2022

Notes to Financial Statements  (continued)
April 30, 2022
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting
Columbia Corporate Income Fund | Annual Report 2022	39

Notes to Financial Statements  (continued)
April 30, 2022
services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended April 30, 2022 was 0.49% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, effective September 1, 2021 through August 31, 2024, Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Institutional 3 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
For the year ended April 30, 2022, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.16
Advisor Class	0.17
Class C	0.16
Institutional Class	0.16
Institutional 2 Class	0.05
Institutional 3 Class	0.00
40	Columbia Corporate Income Fund | Annual Report 2022

Notes to Financial Statements  (continued)
April 30, 2022
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2022, these minimum account balance fees reduced total expenses of the Fund by $794.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class C shares of the Fund.
Effective September 1, 2021, the Distributor has reduced the distribution fee for Class C shares to 0.55% annually of the average daily net assets attributable to Class C shares. Prior to  September 1, 2021, the Distributor contractually waived a portion of the distribution fee for Class C shares so that the distribution fee did not exceed 0.55% annually of the average daily net assets attributable to Class C shares. This arrangement could have been modified or terminated at the sole discretion of the Board of Trustees.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended April 30, 2022, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	4.75	0.50 - 1.00(a)	52,103
Class C	—	1.00(b)	1,493

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	September 1, 2021 through August 31, 2024	Prior to September 1, 2021
Class A	0.87%	0.90%
Advisor Class	0.62	0.65
Class C	1.42	1.65
Institutional Class	0.62	0.65
Institutional 2 Class	0.52	0.52
Institutional 3 Class	0.47	0.47
Columbia Corporate Income Fund | Annual Report 2022	41

Notes to Financial Statements  (continued)
April 30, 2022
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Reflected in the contractual cap commitment, effective September 1, 2021 through August 31, 2024, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class. Prior to September 1, 2021, Class C distribution fees waived by the Distributor, as discussed above, were in addition to the waiver/reimbursement commitment under the agreement. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At April 30, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, tax straddles, post-October capital losses, distributions, principal and/or interest of fixed income securities, distribution reclassifications and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
618,813	(631,373)	12,560
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2022			Year Ended April 30, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
47,640,113	22,768,659	70,408,772	45,213,911	35,403,603	80,617,514
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
3,982,679	—	—	(199,656,418)
42	Columbia Corporate Income Fund | Annual Report 2022

Notes to Financial Statements  (continued)
April 30, 2022
At April 30, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
1,789,813,674	2,783,346	(202,439,764)	(199,656,418)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of April 30, 2022, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on May 1, 2022.
Late year ordinary losses ($)	Post-October capital losses ($)
—	16,734,117
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,275,922,195 and $1,225,081,960, respectively, for the year ended April 30, 2022, of which $17,949,320 and $18,907,202, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Transactions to realign the portfolio for the Fund following the reorganization as described in  Note 9 are excluded for purposes of calculating the Fund’s portfolio turnover rate. These realignment transactions amounted to cost of purchases and proceeds from sales of $73,475,566 and $2,483,200, respectively, for the year ended April 30, 2022.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Columbia Corporate Income Fund | Annual Report 2022	43

Notes to Financial Statements  (continued)
April 30, 2022
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended April 30, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended April 30, 2022.
Note 9. Fund reorganization
At the close of business on January 21, 2022, the Fund acquired the assets and assumed the identified liabilities of BMO Corporate Income Fund (the Acquired Fund), a series of BMO Funds Inc. The reorganization was completed after shareholders of the Acquired Fund approved a plan of reorganization at a shareholder meeting held on January 7, 2022. The purpose of the reorganization was to combine two funds with comparable investment objectives and strategies.
The aggregate net assets of the Fund immediately before the reorganization were $1,506,560,053 and the combined net assets immediately after the reorganization were $1,820,085,333.
The reorganization was accomplished by a tax-free exchange of 23,832,742 shares of the Acquired Fund valued at $313,525,280 (including $6,649,604 of unrealized appreciation/(depreciation)).
In exchange for the Acquired Fund’s shares, the Fund issued the following number of shares:
Shares
Class A	5,714,967
Advisor Class	24,537,894
For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the Acquired Fund’s cost of investments was carried forward.
The Fund’s financial statements reflect both the operations of the Fund for the period prior to the reorganization and the combined Fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the combined Fund’s Statement of Operations since the reorganization was completed.
44	Columbia Corporate Income Fund | Annual Report 2022

Notes to Financial Statements  (continued)
April 30, 2022
Assuming the reorganization had been completed on May 1, 2021, the Fund’s pro-forma results of operations for the year ended April 30, 2022 would have been approximately:
($)
Net investment income	45,018,000
Net realized gain	9,130,000
Net change in unrealized appreciation/(depreciation)	(240,761,000)
Net decrease in net assets from operations	(186,613,000)
Note 10. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Columbia Corporate Income Fund | Annual Report 2022	45

Notes to Financial Statements  (continued)
April 30, 2022
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock and commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At April 30, 2022, affiliated shareholders of record owned 66.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 11. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 12. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
46	Columbia Corporate Income Fund | Annual Report 2022

Notes to Financial Statements  (continued)
April 30, 2022
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Corporate Income Fund | Annual Report 2022	47

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Corporate Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Corporate Income Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of April 30, 2022, the related statement of operations for the year ended April 30, 2022, the statement of changes in net assets for each of the two years in the period ended April 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2022 and the financial highlights for each of the five years in the period ended April 30, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022 by correspondence with the custodian, transfer agent, brokers and agent banks. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 23, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
48	Columbia Corporate Income Fund | Annual Report 2022

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2022. Shareholders will be notified in early 2023 of the amounts for use in preparing 2022 income tax returns.
Capital gain dividend	Section 163(j) Interest Dividends
$17,649,722	81.59%
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Section 163(j) Interest Dividends. The percentage of ordinary income distributed during the fiscal year that shareholders may treat as interest income for purposes of IRC Section 163(j), subject to holding period requirements and other limitations.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Columbia Corporate Income Fund | Annual Report 2022	49

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
50	Columbia Corporate Income Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
Columbia Corporate Income Fund | Annual Report 2022	51

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
52	Columbia Corporate Income Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Corporate Income Fund | Annual Report 2022	53

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
54	Columbia Corporate Income Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2021, through December 31, 2021, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Columbia Corporate Income Fund | Annual Report 2022	55

Columbia Corporate Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN136_04_M01_(06/22)

Annual Report
April 30, 2022
Columbia Total Return Bond Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Total Return Bond Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Total Return Bond Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return, consisting of current income and capital appreciation.
Portfolio management
Jason Callan
Lead Portfolio Manager
Managed Fund since 2016
Gene Tannuzzo, CFA
Portfolio Manager
Managed Fund since 2017
Alex Christensen, CFA
Portfolio Manager
Managed Fund since March 2021
Average annual total returns (%) (for the period ended April 30, 2022)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	07/31/00	-10.72	2.03	2.35
	Including sales charges		-13.41	1.41	2.04
Advisor Class*		11/08/12	-10.49	2.31	2.60
Class C	Excluding sales charges	02/01/02	-11.42	1.27	1.62
	Including sales charges		-12.29	1.27	1.62
Institutional Class		12/05/78	-10.49	2.30	2.61
Institutional 2 Class*		11/08/12	-10.43	2.36	2.67
Institutional 3 Class*		11/08/12	-10.41	2.42	2.72
Class R		01/23/06	-10.94	1.79	2.10
Bloomberg U.S. Aggregate Bond Index			-8.51	1.20	1.73
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. Effective August 24, 2021, the Bloomberg Barclays U.S. Aggregate Bond Index was re-branded as the Bloomberg U.S. Aggregate Bond Index.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Total Return Bond Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (April 30, 2012 — April 30, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Total Return Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at April 30, 2022)
Asset-Backed Securities — Non-Agency	9.5
Commercial Mortgage-Backed Securities - Agency	0.2
Commercial Mortgage-Backed Securities - Non-Agency	5.6
Common Stocks	0.0(a)
Convertible Bonds	0.0(a)
Corporate Bonds & Notes	30.3
Foreign Government Obligations	2.2
Money Market Funds	3.4
Options Purchased Calls	0.1
Options Purchased Puts	0.6
Residential Mortgage-Backed Securities - Agency	16.7
Residential Mortgage-Backed Securities - Non-Agency	28.1
Senior Loans	0.1
U.S. Treasury Obligations	3.2
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at April 30, 2022)
AAA rating	12.0
AA rating	3.4
A rating	11.2
BBB rating	24.3
BB rating	16.6
B rating	7.3
CCC rating	1.3
C rating	0.1
Not rated	23.8
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into

4	Columbia Total Return Bond Fund | Annual Report 2022

Fund at a Glance   (continued)
(Unaudited)
its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Market exposure through derivatives investments (% of notional exposure) (at April 30, 2022)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	268.6	(168.0)	100.6
Foreign Currency Derivative Contracts	—	(0.6)	(0.6)
Total Notional Market Value of Derivative Contracts	268.6	(168.6)	100.0
(a) The Fund has market exposure (long and/or short) to fixed income and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 of the Notes to Financial Statements.
Columbia Total Return Bond Fund | Annual Report 2022	5

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended April 30, 2022, Class A shares of Columbia Total Return Bond Fund returned -10.72% excluding sales charges. The Fund underperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, which returned -8.51% for the same period.
Market overview
Entering the period, risk sentiment continued to be supported by the dovish posture of the U.S. Federal Reserve (Fed). The central bank’s messaging indicated that it viewed increases in inflation above the traditional 2% target as “transitory” and largely driven by pandemic-related supply chain issues. As such, the Fed felt justified in maintaining accommodative policies, including keeping the Fed funds target rate, the benchmark overnight lending rate, near zero and engaging in bond purchases to keep longer term borrowing costs low as well. Against this backdrop, credit-oriented areas of the bond markets outperformed as investors sought yield in a low-rate environment.
November of 2021 witnessed a shift in the Fed’s messaging to acknowledge that inflation had become more entrenched than previously believed. The Fed began to taper its bond purchases and signaled that it would begin to raise short-term rates in 2022.
Inflation readouts remained historically high entering the new year. These concerns were compounded as Russia’s late-February invasion of Ukraine exacerbated global supply chain issues and led to a spike in already high prices for oil and other commodities. As a result, expectations for the pace of Fed tightening for the remainder of the year increased, leading market interest rates higher and weakening credit sentiment.
As signaled, in mid-March 2022, the Fed implemented a quarter-point hike in short-term rates, the first such increase since December 2018. The Fed also formally ended its quantitative easing program and signaled it would soon begin reducing its holdings of Treasuries and agency mortgage-backed securities by reinvesting a lower proportion of the proceeds from maturing securities. March saw China launch a new round of COVID-related lockdowns, leading to a further deterioration in the global outlook for both growth and inflation.
For the 12-month period, yields rose along the length of the Treasury curve and the curve flattened as increases were most significant for shorter maturities. To illustrate, the two-year Treasury yield rose 254 basis points from 0.16% to 2.70%, the 10-year yield rose 124 basis points from 1.65% to 2.89%, and the 30-year yield rose 66 basis points from 2.30% to 2.96%. (A basis point is 1/100 of a percent.)
The Fund’s notable detractors during the period
•	In broad terms, the Fund’s approach to balancing risk exposures across credit-oriented sectors and between credit risk and interest rate risk was less effective than we have seen historically as interest rates moved sharply higher and credit sentiment weakened in early 2022.
•	The Fund’s underperformance relative to the benchmark was largely the result of positioning with respect to interest rates. Specifically, the Fund had an above-benchmark stance with respect to duration and corresponding interest rate sensitivity as Treasury yields spiked in the first quarter of 2022. In addition, the Fund was overweight the front end of the curve which was most impacted by rising yields.
•	From an asset allocation perspective, the Fund’s underweight to Treasuries weighed on relative performance as investor risk aversion increased entering 2022.
•	Security selection within investment-grade corporates detracted as a tilt toward longer maturities had a negative impact as credit spreads widened in early 2022.
The Fund’s notable contributors during the period
•	Overall sector allocation had a positive impact on performance relative to the benchmark. Most notably, the Fund’s exposure to non-agency mortgage-backed securities benefited return as the segment continued to be supported by a strong housing market and resilient consumer demand.
6	Columbia Total Return Bond Fund | Annual Report 2022

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	Within commercial mortgage-backed securities, a focus on single-asset, single-borrower issues with underlying collateral such as hotels and malls proved beneficial as investors were attracted to the economic reopening theme.
•	Within asset-backed securities, performance was supported by a focus on high quality collateralized loan obligations.
•	Exposure to below-investment grade, high-yield corporates proved additive, most notably issues in the BB quality range (the highest below-investment grade rating category).
Derivative usage
The Fund invested in highly-liquid, widely traded Treasury futures and interest rate swap contracts to help manage portfolio duration during the period. We believe that these enable us to efficiently implement our yield curve opinions and offset unintended yield curve impacts from other investments in the portfolio. We also used indexed exposure to credit default swaps to manage the Fund’s overall level of credit risk. On a standalone basis, the Fund’s use of derivatives had a net negative impact on performance.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund.  See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Total Return Bond Fund | Annual Report 2022	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2021 — April 30, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	889.30	1,021.24	3.49	3.73	0.74
Advisor Class	1,000.00	1,000.00	890.50	1,022.49	2.31	2.47	0.49
Class C	1,000.00	1,000.00	886.00	1,017.50	7.01	7.49	1.49
Institutional Class	1,000.00	1,000.00	890.50	1,022.49	2.31	2.47	0.49
Institutional 2 Class	1,000.00	1,000.00	891.10	1,022.84	1.98	2.12	0.42
Institutional 3 Class	1,000.00	1,000.00	891.00	1,023.09	1.74	1.87	0.37
Class R	1,000.00	1,000.00	888.50	1,020.00	4.66	4.99	0.99
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
8	Columbia Total Return Bond Fund | Annual Report 2022

Portfolio of Investments
April 30, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 10.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ares LVIII CLO Ltd.(a),(b)
Series 2020-58A Class DR
3-month Term SOFR + 3.200% Floor 3.200% 01/15/2035	4.046%	5,000,000	4,957,055
Ares XLVI CLO Ltd.(a),(b)
Series 2017-46A Class B1
3-month USD LIBOR + 1.350% Floor 1.350% 01/15/2030	2.394%	7,780,000	7,678,121
Atrium XIII(a),(b)
Series 2013A Class B
3-month USD LIBOR + 1.500% Floor 1.500% 11/21/2030	2.684%	2,250,000	2,225,914
Bain Capital Credit CLO Ltd.(a),(b)
Series 2020-3A Class DR
3-month USD LIBOR + 3.250% Floor 3.250% 10/23/2034	4.434%	8,250,000	8,132,074
Series 2020-4A Class D
3-month USD LIBOR + 4.250% Floor 4.250% 10/20/2033	5.313%	3,750,000	3,689,468
Carlyle Global Market Strategies CLO Ltd.(a),(b)
Series 2016-3A Class ERR
3-month USD LIBOR + 7.000% Floor 7.000% 07/20/2034	8.063%	5,000,000	4,820,780
Carlyle Group LP(a),(b)
Series 2017-5A Class A2
3-month USD LIBOR + 1.400% 01/20/2030	2.463%	3,810,000	3,720,705
Carlyle US CLO Ltd.(a),(b)
Series 2019-3R Class CR
3-month USD LIBOR + 3.200% Floor 3.200% 10/20/2032	4.263%	13,400,000	13,190,491
Series 2020-2A Class CR
3-month USD LIBOR + 3.200% Floor 3.200% 01/25/2035	3.458%	15,150,000	14,887,769
Cent CLO Ltd.(a),(b)
Series 2018-C17A Class A2R
3-month USD LIBOR + 1.600% Floor 1.600% 04/30/2031	1.899%	9,300,000	9,178,468
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Dryden CLO Ltd.(a),(b)
Series 2018-57A Class B
3-month USD LIBOR + 1.350% Floor 1.350% 05/15/2031	1.856%	7,000,000	6,888,154
Series 2020-83A Class D
3-month USD LIBOR + 3.500% Floor 3.500% 01/18/2032	4.544%	4,000,000	3,891,308
Exeter Automobile Receivables Trust(a)
Subordinated Series 2021-2A Class E
07/17/2028	2.900%	6,000,000	5,576,704
FREED ABS Trust(a)
Series 2019-1 Class C
06/18/2026	5.390%	3,083,923	3,087,475
Subordinated Series 2019-2 Class C
11/18/2026	4.860%	2,737,334	2,748,437
Goldentree Loan Management US CLO 10 Ltd.(a),(b)
Series 2021-10A Class D
3-month USD LIBOR + 3.050% Floor 3.050% 07/20/2034	4.113%	12,750,000	12,526,671
Goldentree Loan Opportunities XI Ltd.(a),(b)
Series 2015-11A Class BR2
3-month USD LIBOR + 1.350% 01/18/2031	2.394%	5,000,000	4,945,460
LendingClub Receivables Trust(a),(c),(d),(e)
Series 2020-JPSL Class R
02/15/2025	0.000%	50,000	1,246,000
LendingPoint Asset Securitization Trust(a)
Series 2020-REV1 Class C
10/15/2028	7.699%	10,125,000	10,075,280
Series 2021-1 Class A
04/15/2027	1.750%	1,186,784	1,186,690
LendingPoint Asset Securitization Trust(a),(c),(e)
Subordinated Series 2021-1 Class B
04/15/2027	2.853%	5,050,000	4,999,500
LL ABS Trust(a)
Series 2020-1A Class A
01/17/2028	2.330%	238,056	238,096
LP LMS Asset Securitization Trust(a)
Series 2021-2A Class A
01/15/2029	1.750%	9,112,840	8,975,399
Lucali CLO Ltd.(a),(b)
Series 2020-1A Class D
3-month USD LIBOR + 3.600% Floor 3.600% 01/15/2033	3.841%	5,000,000	4,903,750
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
April 30, 2022
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Madison Park Funding XLVII Ltd.(a),(b)
Series 2020-47A Class D
3-month USD LIBOR + 4.100% Floor 4.000% 01/19/2034	4.124%	6,800,000	6,672,752
Madison Park Funding XXVII Ltd.(a),(b)
Series 2018-27A Class A2
3-month USD LIBOR + 1.350% 04/20/2030	2.413%	14,000,000	13,791,498
Marlette Funding Trust(a)
Series 2020-2A Class D
09/16/2030	4.650%	2,000,000	1,998,409
Series 2021-1A Class B
06/16/2031	1.000%	3,950,000	3,872,890
Subordinated Series 2020-2A Class C
09/16/2030	2.830%	3,550,000	3,540,832
Octagon 55 Ltd.(a),(b)
Series 2021-1A Class D
3-month USD LIBOR + 3.100% Floor 3.100% 07/20/2034	4.163%	8,750,000	8,532,064
Octagon Investment Partners 35 Ltd.(a),(b)
Series 2018-1A Class A2
3-month USD LIBOR + 1.400% Floor 1.400% 01/20/2031	2.463%	9,350,000	9,220,549
Oportun Issuance Trust(a)
Series 2021-B Class A
05/08/2031	1.470%	15,100,000	14,599,930
Subordinated Series 2021-B Class B
05/08/2031	1.960%	3,100,000	2,996,162
OZLM Funding IV Ltd.(a),(b)
Series 2013-4A Class D2R
3-month USD LIBOR + 7.250% Floor 7.250% 10/22/2030	8.386%	1,000,000	940,542
Pagaya AI Debt Selection Trust(a)
Series 2019-3 Class A
11/16/2026	3.821%	581,415	581,974
Series 2021-2 Class NOTE
01/25/2029	3.000%	8,617,520	8,362,341
Series 2021-5 Class A
08/15/2029	1.530%	12,188,008	11,877,372
Series 2021-HG1 Class A
01/16/2029	1.220%	5,571,684	5,419,963
Subordinated Series 2020-3 Class C
05/17/2027	6.430%	8,300,000	8,370,132
Subordinated Series 2021-3 Class B
05/15/2029	1.740%	6,199,934	5,838,810
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2021-5 Class B
08/15/2029	2.630%	9,250,000	8,639,661
Subordinated Series 2021-HG1 Class B
01/16/2029	1.820%	1,289,111	1,253,913
Pagaya AI Debt Trust(a)
Subordinated Series 2022-1 Class B
10/15/2029	3.344%	5,000,000	4,713,195
Palmer Square Loan Funding Ltd.(a),(b)
Series 2021-4A Class B
3-month USD LIBOR + 1.750% Floor 1.750% 10/15/2029	2.794%	15,000,000	14,820,705
Prosper Marketplace Issuance Trust(a)
Subordinated Series 2019-3A Class C
07/15/2025	4.940%	3,044,868	3,044,645
Prosper Pass-Through Trust(a),(e)
Series 2019-ST2 Class A
11/15/2025	3.750%	1,181,031	1,192,842
Research-Driven Pagaya Motor Asset Trust IV(a)
Series 2021-2A Class A
03/25/2030	2.650%	6,847,908	6,542,628
RR 1 LLC(a),(b)
Series 2017-1A Class D1B
3-month USD LIBOR + 6.350% Floor 6.350% 07/15/2035	7.394%	5,000,000	4,790,885
Stewart Park CLO Ltd.(a),(b)
Series 2017-1A Class BR
3-month USD LIBOR + 1.370% Floor 1.370% 01/15/2030	2.414%	5,828,571	5,758,651
Theorem Funding Trust(a)
Series 2020-1A Class B
10/15/2026	3.950%	2,930,242	2,937,844
Upstart Pass-Through Trust(a)
Series 2020-ST6 Class A
01/20/2027	3.000%	2,985,273	2,908,189
Series 2021-ST4 Class A
07/20/2027	2.000%	6,614,051	6,379,546
Series 2021-ST5 Class A
07/20/2027	2.000%	6,321,819	6,075,489
Upstart Pass-Through Trust(a),(e)
Series 2021-ST10 Class A
01/20/2030	2.250%	7,923,955	7,754,106
Voya CLO Ltd.(a),(b)
Series 2021-1A Class D
3-month USD LIBOR + 3.150% Floor 3.150% 07/15/2034	4.194%	8,350,000	8,141,450

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Total Return Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
April 30, 2022
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2021-2A Class E
3-month USD LIBOR + 6.600% Floor 6.600% 10/20/2034	7.663%	4,724,403	4,525,099
Total Asset-Backed Securities — Non-Agency (Cost $347,136,251)			339,864,837

Commercial Mortgage-Backed Securities - Agency 0.2%

FRESB Mortgage Trust(f)
Series 2018-SB45 Class A10F (FHLMC)
11/25/2027	3.160%	4,288,934	4,168,969
Government National Mortgage Association(f),(g)
Series 2019-147 Class IO
06/16/2061	0.419%	60,109,089	2,693,266
Total Commercial Mortgage-Backed Securities - Agency (Cost $10,135,543)			6,862,235

Commercial Mortgage-Backed Securities - Non-Agency 6.3%

American Homes 4 Rent Trust(a)
Series 2014-SFR3 Class A
12/17/2036	3.678%	1,380,785	1,360,935
BAMLL Commercial Mortgage Securities Trust(a),(f)
Series 2013-WBRK Class A
03/10/2037	3.652%	3,000,000	2,924,062
BAMLL Commercial Mortgage Securities Trust(a),(b)
Series 2019-RLJ Class D
1-month USD LIBOR + 1.950% Floor 1.950% 04/15/2036	2.504%	7,730,000	7,442,688
BBCMS Trust(a),(b)
Subordinated Series 2018-BXH Class E
1-month USD LIBOR + 2.250% Floor 2.250% 10/15/2037	2.804%	4,790,000	4,581,011
Subordinated Series 2018-BXH Class F
1-month USD LIBOR + 2.950% Floor 2.950% 10/15/2037	3.504%	1,750,000	1,671,698
BFLD Trust(a),(b)
Series 2019-DPLO Class F
1-month USD LIBOR + 2.540% Floor 2.540% 10/15/2034	3.094%	1,800,000	1,735,946
Subordinated Series 2019-DPLO Class D
1-month USD LIBOR + 1.840% Floor 1.840% 10/15/2034	2.394%	1,600,000	1,564,133
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Braemar Hotels & Resorts Trust(a),(b)
Series 2018-PRME Class E
1-month USD LIBOR + 2.400% Floor 2.400% 06/15/2035	2.955%	6,850,000	6,601,428
Subordinated Series 2018-PRME Class D
1-month USD LIBOR + 1.800% Floor 1.925% 06/15/2035	2.355%	3,100,000	3,008,230
BX Trust(a),(b)
Series 2018-GW Class G
1-month USD LIBOR + 2.920% Floor 2.920% 05/15/2035	3.474%	2,160,000	2,075,131
Series 2019-ATL Class C
1-month USD LIBOR + 1.587% Floor 1.587%, Cap 1.587% 10/15/2036	2.141%	4,361,000	4,231,022
Subordinated Series 2019-ATL Class D
1-month USD LIBOR + 1.887% Floor 1.887% 10/15/2036	2.441%	3,801,000	3,668,832
BX Trust(a)
Series 2019-OC11 Class E
12/09/2041	4.076%	2,850,000	2,434,278
CHT Mortgage Trust(a),(b)
Series 2017-CSMO Class B
1-month USD LIBOR + 1.400% Floor 1.200% 11/15/2036	1.954%	3,000,000	2,984,415
Series 2017-CSMO Class C
1-month USD LIBOR + 1.500% Floor 1.350% 11/15/2036	2.054%	3,000,000	2,985,403
Series 2017-CSMO Class D
1-month USD LIBOR + 2.250% Floor 2.100% 11/15/2036	2.804%	2,000,000	1,988,492
Series 2017-CSMO Class E
1-month USD LIBOR + 3.000% Floor 3.000% 11/15/2036	3.554%	11,500,000	11,398,049
CLNY Trust(a),(b)
Series 2019-IKPR Class E
1-month USD LIBOR + 2.721% Floor 2.721% 11/15/2038	3.275%	8,500,000	8,140,429
Cold Storage Trust(a),(b)
Subordinated Series 2020-ICE5 Class F
1-month USD LIBOR + 3.492% Floor 3.333% 11/15/2037	4.047%	7,618,177	7,535,260

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2022	11

Portfolio of Investments  (continued)
April 30, 2022
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
COMM Mortgage Trust(a),(f)
Series 2020-CBM Class E
02/10/2037	3.754%	4,850,000	4,415,662
Subordinated Series 2013-CR12 Class D
10/10/2046	5.237%	4,500,000	2,250,915
Subordinated Series 2020-CX Class D
11/10/2046	2.684%	5,600,000	4,600,745
Cosmopolitan Hotel Mortgage Trust(a),(b)
Subordinated Series 2017-CSMO Class F
1-month USD LIBOR + 3.741% Floor 3.741% 11/15/2036	4.295%	6,392,000	6,279,848
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated Series 2014-USA Class D
09/15/2037	4.373%	1,400,000	1,186,295
Subordinated Series 2014-USA Class E
09/15/2037	4.373%	8,285,000	6,655,640
Subordinated Series 2014-USA Class F
09/15/2037	4.373%	7,750,000	5,605,897
CSAIL Commercial Mortgage Trust(f)
Subordinated Series 2015-C3 Class B
08/15/2048	4.119%	3,325,000	3,148,526
Extended Stay America Trust(a),(b)
Series 2021-ESH Class D
1-month USD LIBOR + 2.250% Floor 2.250% 07/15/2038	2.647%	13,467,117	13,234,228
GS Mortgage Securities Trust
Series 2017-GS7 Class A3
08/10/2050	3.167%	13,000,000	12,438,269
Hilton USA Trust(a),(f)
Series 2016-HHV Class F
11/05/2038	4.333%	2,500,000	2,217,473
Hilton USA Trust(a)
Subordinated Series 2016-SFP Class E
11/05/2035	5.519%	5,500,000	5,399,884
Morgan Stanley Capital I Trust(a),(f)
Series 2019-MEAD Class E
11/10/2036	3.283%	6,200,000	5,609,020
Progress Residential Trust(a)
Series 2020-SFR1 Class E
04/17/2037	3.032%	8,750,000	8,211,857
Subordinated Series 2019-SFR2 Class F
05/17/2036	4.837%	1,400,000	1,354,852
Subordinated Series 2019-SFR3 Class F
09/17/2036	3.867%	1,225,000	1,180,883
Subordinated Series 2019-SFR4 Class F
10/17/2036	3.684%	765,000	737,485
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2020-SFR2 Class E
06/17/2037	5.115%	2,800,000	2,772,475
SFO Commercial Mortgage Trust(a),(b)
Series 2021-555 Class A
1-month USD LIBOR + 1.150% Floor 1.150% 05/15/2038	1.704%	9,600,000	9,396,596
UBS Commercial Mortgage Trust(a),(b)
Series 2018-NYCH Class B
1-month USD LIBOR + 1.250% Floor 1.250% 02/15/2032	1.804%	4,800,000	4,752,207
Series 2018-NYCH Class E
1-month USD LIBOR + 2.900% Floor 3.200% 02/15/2032	3.454%	5,737,000	5,582,445
Wells Fargo Commercial Mortgage Trust(a),(b)
Series 2017-SMP Class A
1-month USD LIBOR + 0.875% Floor 0.875% 12/15/2034	1.429%	4,555,000	4,499,216
WFRBS Commercial Mortgage Trust(a),(f)
Subordinated Series 2013-C16 Class D
09/15/2046	5.001%	9,094,000	8,626,662
Subordinated Series 2014-C25 Class D
11/15/2047	3.803%	2,000,000	1,778,468
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $207,062,237)			200,266,990

Common Stocks 0.0%
Issuer	Shares	Value ($)
Financials 0.0%
Insurance 0.0%
Mr. Cooper Group, Inc.(h)	4,518	203,174
Total Financials		203,174
Industrials 0.0%
Airlines 0.0%
United Airlines Holdings, Inc.(h)	1,493	75,397
Total Industrials		75,397
Total Common Stocks (Cost $1,511,077)		278,571

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Total Return Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
April 30, 2022
Convertible Bonds 0.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.0%
DISH Network Corp.
Subordinated
08/15/2026	3.375%	850,000	728,875
Total Convertible Bonds (Cost $805,534)			728,875

Corporate Bonds & Notes 33.9%

Aerospace & Defense 1.1%
Boeing Co. (The)
05/01/2025	4.875%	3,750,000	3,795,621
08/01/2059	3.950%	3,475,000	2,586,600
05/01/2060	5.930%	7,305,000	7,258,190
Bombardier, Inc.(a)
12/01/2024	7.500%	471,000	470,209
04/15/2027	7.875%	563,000	524,608
Howmet Aerospace, Inc.
01/15/2029	3.000%	3,800,000	3,320,107
Lockheed Martin Corp.(i)
06/15/2053	4.150%	872,000	846,259
06/15/2062	4.300%	3,035,000	2,964,640
Northrop Grumman Corp.
01/15/2028	3.250%	3,490,000	3,353,813
TransDigm, Inc.(a)
12/15/2025	8.000%	394,000	410,214
03/15/2026	6.250%	5,697,000	5,704,283
TransDigm, Inc.
06/15/2026	6.375%	993,000	981,255
03/15/2027	7.500%	73,000	73,545
11/15/2027	5.500%	1,505,000	1,380,267
01/15/2029	4.625%	75,000	64,805
05/01/2029	4.875%	543,000	475,545
Total			34,209,961
Airlines 0.1%
Air Canada(a)
08/15/2026	3.875%	647,000	598,215
American Airlines, Inc.(a)
07/15/2025	11.750%	550,000	633,784
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(a)
04/20/2026	5.500%	1,886,643	1,869,867
04/20/2029	5.750%	256,571	247,538
Delta Air Lines, Inc.
04/19/2028	4.375%	185,000	173,179
Hawaiian Brand Intellectual Property Ltd./Miles Loyalty Ltd.(a)
01/20/2026	5.750%	657,100	641,335
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United Airlines, Inc.(a)
04/15/2026	4.375%	320,000	308,352
04/15/2029	4.625%	357,000	328,006
Total			4,800,276
Automotive 0.6%
American Axle & Manufacturing, Inc.
03/15/2026	6.250%	221,000	213,360
04/01/2027	6.500%	29,000	27,130
07/01/2028	6.875%	2,000,000	1,882,887
Clarios Global LP(a)
05/15/2025	6.750%	118,000	120,958
Ford Motor Co.
02/12/2032	3.250%	1,115,000	905,354
01/15/2043	4.750%	4,457,000	3,589,322
12/08/2046	5.291%	1,500,000	1,289,504
Ford Motor Credit Co. LLC
03/18/2024	5.584%	1,014,000	1,024,635
09/08/2024	3.664%	934,000	906,515
11/13/2025	3.375%	1,019,000	960,774
01/09/2027	4.271%	630,000	596,013
08/17/2027	4.125%	540,000	500,749
02/16/2028	2.900%	329,000	282,184
11/13/2030	4.000%	2,000,000	1,733,399
Goodyear Tire & Rubber Co. (The)
07/15/2029	5.000%	328,000	290,623
IAA Spinco, Inc.(a)
06/15/2027	5.500%	740,000	723,978
Jaguar Land Rover Automotive PLC(a)
07/15/2029	5.500%	486,000	405,780
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	2,164,000	2,193,460
Panther BF Aggregator 2 LP/Finance Co., Inc.(a)
05/15/2026	6.250%	987,000	1,000,996
05/15/2027	8.500%	592,000	592,926
Tenneco, Inc.(a)
01/15/2029	7.875%	618,000	624,134
Total			19,864,681
Banking 6.5%
Bank of America Corp.(j)
07/23/2031	1.898%	18,920,000	15,443,467
10/20/2032	2.572%	18,220,000	15,391,822
02/04/2033	2.972%	18,480,000	16,114,860
Citigroup, Inc.(j)
06/03/2031	2.572%	3,633,000	3,121,316
01/25/2033	3.057%	17,722,000	15,498,170
Goldman Sachs Group, Inc. (The)(j)
07/21/2032	2.383%	17,727,000	14,683,696
02/24/2033	3.102%	19,436,000	16,989,854

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2022	13

Portfolio of Investments  (continued)
April 30, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HSBC Holdings PLC(j)
05/22/2030	3.973%	4,000,000	3,785,055
05/24/2032	2.804%	5,399,000	4,535,850
11/22/2032	2.871%	12,954,000	10,809,814
JPMorgan Chase & Co.(j)
04/22/2027	1.578%	9,500,000	8,591,021
10/15/2030	2.739%	4,175,000	3,705,944
11/19/2031	1.764%	2,500,000	2,017,555
04/22/2032	2.580%	21,216,000	18,258,361
11/08/2032	2.545%	15,753,000	13,367,298
Morgan Stanley(j)
12/10/2026	0.985%	2,000,000	1,785,921
07/22/2028	3.591%	5,000,000	4,792,896
07/21/2032	2.239%	5,336,000	4,417,895
10/20/2032	2.511%	8,314,000	7,001,974
Subordinated
04/20/2037	5.297%	4,705,000	4,716,879
Washington Mutual Bank(c),(e),(k)
Subordinated
01/15/2015	0.000%	27,379,000	41,069
Wells Fargo & Co.(j)
10/30/2030	2.879%	1,254,000	1,125,344
02/11/2031	2.572%	25,691,000	22,530,608
Total			208,726,669
Brokerage/Asset Managers/Exchanges 0.1%
Hightower Holding LLC(a)
04/15/2029	6.750%	669,000	621,790
NFP Corp.(a)
08/15/2028	4.875%	700,000	639,138
08/15/2028	6.875%	2,366,000	2,093,564
Total			3,354,492
Building Materials 0.1%
American Builders & Contractors Supply Co., Inc.(a)
01/15/2028	4.000%	445,000	413,605
Beacon Roofing Supply, Inc.(a)
11/15/2026	4.500%	689,000	671,899
05/15/2029	4.125%	424,000	372,939
James Hardie International Finance DAC(a)
01/15/2028	5.000%	250,000	240,971
SRS Distribution, Inc.(a)
07/01/2028	4.625%	781,000	715,199
07/01/2029	6.125%	826,000	728,576
12/01/2029	6.000%	665,000	581,875
White Cap Buyer LLC(a)
10/15/2028	6.875%	474,000	436,829
Total			4,161,893
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 1.7%
CCO Holdings LLC/Capital Corp.(a)
05/01/2027	5.125%	396,000	385,837
06/01/2029	5.375%	233,000	221,134
03/01/2030	4.750%	862,000	769,575
08/15/2030	4.500%	1,694,000	1,480,237
02/01/2031	4.250%	288,000	243,089
02/01/2032	4.750%	920,000	796,587
CCO Holdings LLC/Capital Corp.
05/01/2032	4.500%	3,639,000	3,066,204
Charter Communications Operating LLC/Capital
05/01/2047	5.375%	1,980,000	1,768,088
12/01/2061	4.400%	3,104,000	2,319,090
06/30/2062	3.950%	5,246,000	3,622,887
04/01/2063	5.500%	12,640,000	11,025,844
CSC Holdings LLC
06/01/2024	5.250%	871,000	849,912
CSC Holdings LLC(a)
02/01/2028	5.375%	952,000	880,600
01/15/2030	5.750%	598,000	496,258
12/01/2030	4.125%	1,399,000	1,157,266
12/01/2030	4.625%	358,000	273,784
02/15/2031	3.375%	1,904,000	1,486,164
11/15/2031	5.000%	237,000	183,116
DIRECTV Holdings LLC/Financing Co., Inc.(a)
08/15/2027	5.875%	990,000	933,534
DISH DBS Corp.
07/15/2022	5.875%	739,000	741,118
07/01/2026	7.750%	1,187,000	1,133,301
06/01/2029	5.125%	1,993,000	1,556,342
DISH DBS Corp.(a)
12/01/2028	5.750%	1,403,000	1,258,442
Radiate Holdco LLC/Finance, Inc.(a)
09/15/2026	4.500%	536,000	494,585
09/15/2028	6.500%	2,041,000	1,784,625
Sirius XM Radio, Inc.(a)
09/01/2026	3.125%	611,000	562,884
08/01/2027	5.000%	347,000	334,808
07/15/2028	4.000%	813,000	735,140
07/01/2030	4.125%	363,000	319,094
Videotron Ltd.(a)
06/15/2029	3.625%	9,707,000	8,463,504
Virgin Media Finance PLC(a)
07/15/2030	5.000%	805,000	705,153
Virgin Media Secured Finance PLC(a)
05/15/2029	5.500%	469,000	436,814
VZ Secured Financing BV(a)
01/15/2032	5.000%	1,732,000	1,512,877
Ziggo Bond Co. BV(a)
02/28/2030	5.125%	555,000	482,952

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Total Return Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
April 30, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ziggo Bond Finance BV(a)
01/15/2027	6.000%	335,000	329,052
Ziggo BV(a)
01/15/2030	4.875%	1,246,000	1,104,998
Total			53,914,895
Chemicals 0.3%
Axalta Coating Systems LLC(a)
02/15/2029	3.375%	328,000	284,509
Axalta Coating Systems LLC/Dutch Holding B BV(a)
06/15/2027	4.750%	607,000	576,934
Braskem Netherlands Finance BV(a)
01/31/2030	4.500%	1,500,000	1,355,064
Element Solutions, Inc.(a)
09/01/2028	3.875%	618,000	552,751
HB Fuller Co.
10/15/2028	4.250%	633,000	569,067
Herens Holdco Sarl(a)
05/15/2028	4.750%	476,000	423,860
Illuminate Buyer LLC/Holdings IV, Inc.(a)
07/01/2028	9.000%	829,000	798,182
INEOS Quattro Finance 2 Plc(a)
01/15/2026	3.375%	739,000	672,577
Ingevity Corp.(a)
11/01/2028	3.875%	494,000	445,909
Innophos Holdings, Inc.(a)
02/15/2028	9.375%	454,000	478,948
Iris Holdings, Inc.(a),(l)
02/15/2026	8.750%	279,000	267,446
Minerals Technologies, Inc.(a)
07/01/2028	5.000%	140,000	130,422
Olympus Water US Holding Corp.(a)
10/01/2028	4.250%	568,000	504,304
10/01/2029	6.250%	282,000	235,818
SPCM SA(a)
03/15/2027	3.125%	282,000	249,181
Unifrax Escrow Issuer Corp.(a)
09/30/2028	5.250%	284,000	250,459
09/30/2029	7.500%	160,000	131,060
WR Grace Holdings LLC(a)
06/15/2027	4.875%	836,000	785,862
08/15/2029	5.625%	1,743,000	1,497,008
Total			10,209,361
Construction Machinery 0.1%
H&E Equipment Services, Inc.(a)
12/15/2028	3.875%	1,855,000	1,615,292
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Herc Holdings, Inc.(a)
07/15/2027	5.500%	129,000	126,381
PECF USS Intermediate Holding III Corp.(a)
11/15/2029	8.000%	87,000	81,252
Ritchie Bros Holdings, Inc.(a)
12/15/2031	4.750%	870,000	869,706
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%	183,000	183,600
United Rentals North America, Inc.
05/15/2027	5.500%	361,000	369,080
02/15/2031	3.875%	194,000	171,717
01/15/2032	3.750%	302,000	263,030
Total			3,680,058
Consumer Cyclical Services 0.2%
APX Group, Inc.(a)
07/15/2029	5.750%	98,000	80,392
Arches Buyer, Inc.(a)
06/01/2028	4.250%	155,000	138,673
12/01/2028	6.125%	668,000	581,196
ASGN, Inc.(a)
05/15/2028	4.625%	398,000	369,769
Staples, Inc.(a)
04/15/2026	7.500%	1,045,000	997,738
04/15/2027	10.750%	28,000	24,777
Uber Technologies, Inc.(a)
05/15/2025	7.500%	688,000	710,220
01/15/2028	6.250%	200,000	197,980
08/15/2029	4.500%	3,037,000	2,615,992
Total			5,716,737
Consumer Products 0.3%
CD&R Smokey Buyer, Inc.(a)
07/15/2025	6.750%	912,000	928,437
Energizer Holdings, Inc.(a)
06/15/2028	4.750%	2,500,000	2,193,284
03/31/2029	4.375%	382,000	317,950
Mattel, Inc.(a)
04/01/2026	3.375%	247,000	240,230
12/15/2027	5.875%	446,000	456,066
04/01/2029	3.750%	765,000	728,686
Mattel, Inc.
10/01/2040	6.200%	1,375,000	1,440,441
11/01/2041	5.450%	28,000	28,113
Newell Brands, Inc.
06/01/2025	4.875%	371,000	375,277
04/01/2046	6.000%	3,600,000	3,353,612

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2022	15

Portfolio of Investments  (continued)
April 30, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Prestige Brands, Inc.(a)
01/15/2028	5.125%	214,000	205,004
04/01/2031	3.750%	255,000	216,423
Spectrum Brands, Inc.
07/15/2025	5.750%	202,000	204,505
Spectrum Brands, Inc.(a)
03/15/2031	3.875%	247,000	207,854
Tempur Sealy International, Inc.(a)
10/15/2031	3.875%	472,000	391,858
Total			11,287,740
Diversified Manufacturing 0.9%
Carrier Global Corp.
04/05/2050	3.577%	15,017,000	12,033,440
Gates Global LLC/Co.(a)
01/15/2026	6.250%	876,000	859,090
GE Capital International Funding Co. Unlimited Co.
11/15/2035	4.418%	5,680,000	5,551,155
General Electric Co.(b)
Junior Subordinated
3-month USD LIBOR + 3.330% 12/31/2049	4.156%	7,810,000	7,402,183
Madison IAQ LLC(a)
06/30/2028	4.125%	741,000	650,390
06/30/2029	5.875%	1,282,000	1,045,128
Resideo Funding, Inc.(a)
09/01/2029	4.000%	573,000	512,345
Vertical US Newco, Inc.(a)
07/15/2027	5.250%	340,000	318,906
WESCO Distribution, Inc.(a)
06/15/2025	7.125%	1,621,000	1,682,983
06/15/2028	7.250%	346,000	359,570
Total			30,415,190
Electric 2.6%
AEP Texas, Inc.
01/15/2050	3.450%	4,500,000	3,567,276
Appalachian Power Co.
05/15/2044	4.400%	4,045,000	3,722,918
Calpine Corp.(a)
02/15/2028	4.500%	1,125,000	1,043,460
Clearway Energy Operating LLC(a)
03/15/2028	4.750%	744,000	707,767
02/15/2031	3.750%	1,511,000	1,299,306
01/15/2032	3.750%	287,000	244,449
DTE Energy Co.
10/01/2026	2.850%	6,056,000	5,780,093
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Duke Energy Corp.
09/01/2046	3.750%	8,515,000	7,047,376
Emera US Finance LP
06/15/2046	4.750%	7,655,000	7,177,635
Eversource Energy
01/15/2028	3.300%	3,472,000	3,310,746
Exelon Corp.(a)
03/15/2052	4.100%	1,344,000	1,197,608
Georgia Power Co.
03/15/2042	4.300%	4,320,000	3,939,476
Leeward Renewable Energy Operations LLC(a)
07/01/2029	4.250%	200,000	181,093
NextEra Energy Operating Partners LP(a)
07/15/2024	4.250%	988,000	980,693
09/15/2027	4.500%	240,000	227,221
NRG Energy, Inc.
01/15/2028	5.750%	15,000	14,647
NRG Energy, Inc.(a)
02/15/2029	3.375%	270,000	231,044
06/15/2029	5.250%	1,142,000	1,080,523
02/15/2031	3.625%	5,525,000	4,611,829
02/15/2032	3.875%	10,210,000	8,527,603
Pacific Gas and Electric Co.
07/01/2050	4.950%	10,245,000	8,552,027
PacifiCorp
02/15/2050	4.150%	2,080,000	1,916,527
Pattern Energy Operations LP/Inc.(a)
08/15/2028	4.500%	132,000	124,740
PG&E Corp.
07/01/2028	5.000%	80,000	73,654
Southern Co. (The)
07/01/2046	4.400%	2,083,000	1,901,140
TerraForm Power Operating LLC(a)
01/15/2030	4.750%	494,000	446,386
Vistra Operations Co. LLC(a)
09/01/2026	5.500%	68,000	67,784
02/15/2027	5.625%	209,000	206,151
07/31/2027	5.000%	712,000	683,245
05/01/2029	4.375%	5,950,000	5,415,503
Xcel Energy, Inc.
12/01/2029	2.600%	1,414,000	1,256,453
06/01/2030	3.400%	8,245,000	7,715,708
Total			83,252,081

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Total Return Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
April 30, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Environmental 0.1%
GFL Environmental, Inc.(a)
06/01/2025	4.250%	262,000	254,353
08/01/2025	3.750%	1,266,000	1,210,542
12/15/2026	5.125%	407,000	400,152
08/01/2028	4.000%	343,000	302,295
09/01/2028	3.500%	445,000	399,702
06/15/2029	4.750%	749,000	679,798
08/15/2029	4.375%	448,000	396,954
Waste Pro USA, Inc.(a)
02/15/2026	5.500%	1,375,000	1,222,283
Total			4,866,079
Finance Companies 0.6%
Navient Corp.
01/25/2023	5.500%	225,000	226,126
06/25/2025	6.750%	117,000	117,586
06/15/2026	6.750%	860,000	846,407
03/15/2028	4.875%	256,000	224,797
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	618,000	606,468
Quicken Loans LLC/Co-Issuer, Inc.(a)
03/01/2029	3.625%	2,049,000	1,753,098
03/01/2031	3.875%	4,282,000	3,614,500
Rocket Mortgage LLC/Co-Issuer, Inc.(a)
10/15/2033	4.000%	12,693,000	10,190,372
Springleaf Finance Corp.
03/15/2024	6.125%	502,000	503,883
03/15/2025	6.875%	181,000	182,761
06/01/2025	8.875%	57,000	59,812
Total			18,325,810
Food and Beverage 1.9%
Anheuser-Busch Companies LLC/InBev Worldwide, Inc.
02/01/2046	4.900%	13,543,000	13,356,204
Bacardi Ltd.(a)
05/15/2048	5.300%	8,600,000	8,614,175
Becle SAB de CV(a)
10/14/2031	2.500%	3,000,000	2,546,337
FAGE International SA/USA Dairy Industry, Inc.(a)
08/15/2026	5.625%	1,199,000	1,128,077
Grupo Bimbo SAB de CV(a)
06/27/2024	3.875%	971,000	976,588
JBS USA LUX SA/Food Co./Finance, Inc.(a)
01/15/2030	5.500%	223,000	220,551
12/01/2031	3.750%	362,000	318,696
Kraft Heinz Foods Co.
06/01/2046	4.375%	14,314,000	12,544,417
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Kraft Heinz Foods Co. (The)
07/15/2045	5.200%	3,400,000	3,318,065
Lamb Weston Holdings, Inc.(a)
01/31/2030	4.125%	627,000	559,238
01/31/2032	4.375%	626,000	562,026
MHP SE(a)
05/10/2024	7.750%	581,000	305,383
Pilgrim’s Pride Corp.(a)
09/30/2027	5.875%	491,000	494,426
04/15/2031	4.250%	1,914,000	1,739,551
03/01/2032	3.500%	11,644,000	9,869,329
Post Holdings, Inc.(a)
03/01/2027	5.750%	435,000	430,302
01/15/2028	5.625%	92,000	87,069
04/15/2030	4.625%	624,000	533,664
09/15/2031	4.500%	1,284,000	1,070,855
Primo Water Holdings, Inc.(a)
04/30/2029	4.375%	450,000	391,841
Simmons Foods, Inc./Prepared Foods, Inc./Pet Food, Inc./Feed(a)
03/01/2029	4.625%	517,000	466,342
Triton Water Holdings, Inc.(a)
04/01/2029	6.250%	685,000	567,768
US Foods, Inc.(a)
04/15/2025	6.250%	563,000	578,870
02/15/2029	4.750%	585,000	540,056
06/01/2030	4.625%	487,000	437,455
Total			61,657,285
Gaming 0.5%
Boyd Gaming Corp.(a)
06/01/2025	8.625%	23,000	24,006
06/15/2031	4.750%	739,000	669,481
Boyd Gaming Corp.
12/01/2027	4.750%	332,000	314,229
Caesars Entertainment, Inc.(a)
10/15/2029	4.625%	2,043,000	1,763,858
Colt Merger Sub, Inc.(a)
07/01/2025	5.750%	428,000	436,869
07/01/2025	6.250%	1,442,000	1,458,275
07/01/2027	8.125%	646,000	675,023
International Game Technology PLC(a)
02/15/2025	6.500%	568,000	577,725
04/15/2026	4.125%	524,000	492,432
MGM Resorts International
05/01/2025	6.750%	2,000,000	2,049,159
Midwest Gaming Borrower LLC(a)
05/01/2029	4.875%	607,000	536,117
Penn National Gaming, Inc.(a)
07/01/2029	4.125%	373,000	316,215

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2022	17

Portfolio of Investments  (continued)
April 30, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Scientific Games Holdings LP/US FinCo, Inc.(a)
03/01/2030	6.625%	1,011,000	960,450
Scientific Games International, Inc.(a)
07/01/2025	8.625%	182,000	191,100
05/15/2028	7.000%	88,000	90,128
11/15/2029	7.250%	603,000	632,883
VICI Properties LP/Note Co., Inc.(a)
02/15/2025	3.500%	495,000	475,959
06/15/2025	4.625%	413,000	405,512
09/01/2026	4.500%	538,000	516,867
12/01/2026	4.250%	358,000	340,109
02/01/2027	5.750%	223,000	223,007
02/15/2027	3.750%	106,000	97,763
02/15/2029	3.875%	130,000	118,199
12/01/2029	4.625%	23,000	21,524
08/15/2030	4.125%	2,049,000	1,841,015
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%	137,000	132,548
Wynn Resorts Finance LLC/Capital Corp.(a)
04/15/2025	7.750%	260,000	268,061
10/01/2029	5.125%	165,000	144,581
Total			15,773,095
Health Care 1.6%
180 Medical, Inc.(a)
10/15/2029	3.875%	200,000	179,286
Acadia Healthcare Co., Inc.(a)
07/01/2028	5.500%	290,000	282,374
04/15/2029	5.000%	994,000	942,461
AdaptHealth LLC(a)
08/01/2029	4.625%	205,000	174,653
03/01/2030	5.125%	1,020,000	877,653
Avantor Funding, Inc.(a)
07/15/2028	4.625%	485,000	462,986
11/01/2029	3.875%	1,275,000	1,145,940
Becton Dickinson and Co.(b)
3-month USD LIBOR + 1.030% 06/06/2022	1.613%	2,717,000	2,717,752
Becton Dickinson and Co.
02/11/2031	1.957%	1,505,000	1,240,466
Catalent Pharma Solutions, Inc.(a)
02/15/2029	3.125%	158,000	136,995
04/01/2030	3.500%	382,000	333,019
Change Healthcare Holdings LLC/Finance, Inc.(a)
03/01/2025	5.750%	390,000	389,237
Charles River Laboratories International, Inc.(a)
05/01/2028	4.250%	42,000	40,086
03/15/2029	3.750%	215,000	195,205
03/15/2031	4.000%	275,000	245,761
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CHS/Community Health Systems, Inc.(a)
03/15/2026	8.000%	392,000	405,547
03/15/2027	5.625%	129,000	123,063
04/15/2029	6.875%	627,000	550,125
05/15/2030	5.250%	1,710,000	1,500,189
Cigna Corp.
03/15/2051	3.400%	9,360,000	7,333,767
CVS Health Corp.
03/25/2048	5.050%	8,250,000	8,291,490
Encompass Health Corp.
02/01/2028	4.500%	422,000	388,544
HCA, Inc.
02/01/2025	5.375%	1,273,000	1,309,514
09/01/2028	5.625%	223,000	230,481
02/01/2029	5.875%	873,000	909,569
09/01/2030	3.500%	529,000	474,220
HCA, Inc.(a)
03/15/2052	4.625%	12,675,000	11,088,598
Hologic, Inc.(a)
02/15/2029	3.250%	170,000	151,593
Indigo Merger Sub, Inc.(a)
07/15/2026	2.875%	281,000	260,201
IQVIA, Inc.(a)
10/15/2026	5.000%	970,000	966,093
Mozart Debt Merger Sub, Inc.(a)
04/01/2029	3.875%	135,000	118,031
10/01/2029	5.250%	287,000	249,658
Ortho-Clinical Diagnostics, Inc./SA(a)
06/01/2025	7.375%	248,000	254,063
02/01/2028	7.250%	23,000	23,371
Owens & Minor, Inc.(a)
04/01/2030	6.625%	619,000	605,892
Radiology Partners, Inc.(a)
02/01/2028	9.250%	186,000	177,030
RP Escrow Issuer LLC(a)
12/15/2025	5.250%	417,000	391,862
Select Medical Corp.(a)
08/15/2026	6.250%	1,751,000	1,737,868
Syneos Health, Inc.(a)
01/15/2029	3.625%	159,000	140,719
Tenet Healthcare Corp.
07/15/2024	4.625%	507,000	505,788
Tenet Healthcare Corp.(a)
01/01/2026	4.875%	220,000	214,475
02/01/2027	6.250%	578,000	573,801
11/01/2027	5.125%	774,000	755,005
06/15/2028	4.625%	69,000	65,176
10/01/2028	6.125%	900,000	863,463
06/01/2029	4.250%	84,000	76,055

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Total Return Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
April 30, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
01/15/2030	4.375%	941,000	856,303
Total			50,955,428
Healthcare Insurance 0.2%
Centene Corp.
12/15/2029	4.625%	916,000	887,633
10/15/2030	3.000%	752,000	652,360
08/01/2031	2.625%	6,500,000	5,421,454
Total			6,961,447
Home Construction 0.3%
Meritage Homes Corp.
06/01/2025	6.000%	277,000	282,284
Meritage Homes Corp.(a)
04/15/2029	3.875%	7,748,000	6,949,861
Shea Homes LP/Funding Corp.(a)
02/15/2028	4.750%	70,000	62,397
Taylor Morrison Communities, Inc.(a)
01/15/2028	5.750%	84,000	82,461
08/01/2030	5.125%	514,000	470,310
Taylor Morrison Communities, Inc./Holdings II(a)
04/15/2023	5.875%	284,000	287,042
TRI Pointe Group, Inc./Homes
06/15/2024	5.875%	143,000	144,989
Total			8,279,344
Independent Energy 2.0%
Apache Corp.
01/15/2030	4.250%	1,168,000	1,089,694
09/01/2040	5.100%	2,110,000	1,909,631
02/01/2042	5.250%	337,000	310,892
04/15/2043	4.750%	365,000	314,538
01/15/2044	4.250%	193,000	154,450
Callon Petroleum Co.
10/01/2024	6.125%	71,000	70,116
07/01/2026	6.375%	920,000	893,994
Callon Petroleum Co.(a)
08/01/2028	8.000%	215,000	222,050
CNX Resources Corp.(a)
03/14/2027	7.250%	595,000	607,919
01/15/2029	6.000%	453,000	447,476
Comstock Resources, Inc.(a)
03/01/2029	6.750%	284,000	287,021
01/15/2030	5.875%	286,000	275,492
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	648,000	647,969
05/01/2029	5.000%	223,000	218,317
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Endeavor Energy Resources LP/Finance, Inc.(a)
07/15/2025	6.625%	202,000	207,595
01/30/2028	5.750%	213,000	213,548
Hilcorp Energy I LP/Finance Co.(a)
11/01/2028	6.250%	22,000	21,925
02/01/2029	5.750%	264,000	258,884
04/15/2030	6.000%	300,000	295,886
02/01/2031	6.000%	282,000	272,282
04/15/2032	6.250%	467,000	455,548
Matador Resources Co.
09/15/2026	5.875%	627,000	615,230
Occidental Petroleum Corp.
07/15/2025	8.000%	213,000	230,573
09/01/2030	6.625%	896,000	971,344
01/01/2031	6.125%	3,429,000	3,609,195
09/15/2036	6.450%	9,723,000	10,543,351
03/15/2040	6.200%	672,000	695,223
07/15/2044	4.500%	1,959,000	1,683,164
06/15/2045	4.625%	12,134,000	10,434,573
03/15/2046	6.600%	12,797,000	13,975,412
04/15/2046	4.400%	8,025,000	6,905,892
03/15/2048	4.200%	1,807,000	1,498,327
08/15/2049	4.400%	2,059,000	1,740,760
Southwestern Energy Co.
02/01/2029	5.375%	214,000	211,461
02/01/2032	4.750%	1,973,000	1,866,576
Total			64,156,308
Integrated Energy 0.1%
Cenovus Energy, Inc.
02/15/2052	3.750%	2,315,000	1,854,511
Lukoil International Finance BV(a)
04/24/2023	4.563%	971,000	488,585
Total			2,343,096
Leisure 0.5%
Carnival Corp.(a)
03/01/2026	7.625%	1,281,000	1,253,689
03/01/2027	5.750%	2,393,000	2,178,340
08/01/2028	4.000%	926,000	833,718
05/01/2029	6.000%	775,000	695,664
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC(a)
05/01/2025	5.500%	968,000	973,071
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC
10/01/2028	6.500%	496,000	499,468
Cinemark USA, Inc.(a)
05/01/2025	8.750%	138,000	143,288
03/15/2026	5.875%	695,000	653,212
07/15/2028	5.250%	1,044,000	923,860

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2022	19

Portfolio of Investments  (continued)
April 30, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NCL Corp., Ltd.(a)
03/15/2026	5.875%	322,000	295,996
02/15/2029	7.750%	154,000	149,414
NCL Finance Ltd.(a)
03/15/2028	6.125%	168,000	151,200
Royal Caribbean Cruises Ltd.
11/15/2022	5.250%	2,500,000	2,506,871
03/15/2028	3.700%	330,000	277,280
Royal Caribbean Cruises Ltd.(a)
06/15/2023	9.125%	146,000	150,833
07/01/2026	4.250%	435,000	393,780
08/31/2026	5.500%	977,000	910,560
07/15/2027	5.375%	395,000	362,974
04/01/2028	5.500%	1,296,000	1,182,096
Six Flags Entertainment Corp.(a)
07/31/2024	4.875%	491,000	489,196
Six Flags Theme Parks, Inc.(a)
07/01/2025	7.000%	61,000	63,347
VOC Escrow Ltd.(a)
02/15/2028	5.000%	34,000	30,699
Total			15,118,556
Life Insurance 0.2%
Massachusetts Mutual Life Insurance Co.(a)
Subordinated
12/01/2061	3.200%	2,595,000	1,896,684
10/15/2070	3.729%	1,556,000	1,214,434
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%	2,100,000	2,101,864
Teachers Insurance & Annuity Association of America(a)
Subordinated
09/15/2044	4.900%	205,000	209,514
Total			5,422,496
Lodging 0.1%
Hilton Domestic Operating Co., Inc.(a)
05/01/2025	5.375%	61,000	61,940
05/01/2028	5.750%	67,000	67,875
02/15/2032	3.625%	253,000	214,554
Marriott Ownership Resorts, Inc.(a)
06/15/2029	4.500%	188,000	167,561
Travel + Leisure Co.
04/01/2024	5.650%	2,250,000	2,273,084
Wyndham Hotels & Resorts, Inc.(a)
08/15/2028	4.375%	312,000	290,884
Total			3,075,898
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Media and Entertainment 1.0%
Cengage Learning, Inc.(a)
06/15/2024	9.500%	815,000	799,109
Clear Channel International BV(a)
08/01/2025	6.625%	289,000	291,924
Clear Channel Outdoor Holdings, Inc.(a)
04/15/2028	7.750%	2,248,000	2,125,899
06/01/2029	7.500%	1,217,000	1,147,882
Clear Channel Worldwide Holdings, Inc.(a)
08/15/2027	5.125%	672,000	631,960
iHeartCommunications, Inc.
05/01/2026	6.375%	767,634	769,347
05/01/2027	8.375%	996,507	986,412
iHeartCommunications, Inc.(a)
01/15/2028	4.750%	1,257,000	1,141,556
Magallanes, Inc.(a)
03/15/2062	5.391%	19,657,000	17,501,916
Netflix, Inc.
04/15/2028	4.875%	546,000	536,029
11/15/2028	5.875%	749,000	771,067
05/15/2029	6.375%	525,000	557,615
Netflix, Inc.(a)
11/15/2029	5.375%	167,000	167,196
06/15/2030	4.875%	3,306,000	3,233,592
Outfront Media Capital LLC/Corp.(a)
08/15/2027	5.000%	268,000	253,885
01/15/2029	4.250%	207,000	184,150
03/15/2030	4.625%	144,000	128,546
Playtika Holding Corp.(a)
03/15/2029	4.250%	409,000	368,371
Roblox Corp.(a)
05/01/2030	3.875%	614,000	527,268
Univision Communications, Inc.(a)
05/01/2029	4.500%	361,000	324,078
Total			32,447,802
Metals and Mining 0.4%
Allegheny Technologies, Inc.
10/01/2029	4.875%	161,000	146,697
10/01/2031	5.125%	1,155,000	1,042,427
Commercial Metals Co.
02/15/2031	3.875%	60,000	52,787
Constellium NV(a)
02/15/2026	5.875%	614,000	608,119
Constellium SE(a)
06/15/2028	5.625%	961,000	920,814
04/15/2029	3.750%	1,309,000	1,129,653

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Total Return Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
April 30, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Freeport-McMoRan, Inc.
03/15/2043	5.450%	4,010,000	3,996,240
Hudbay Minerals, Inc.(a)
04/01/2029	6.125%	655,000	620,846
Kaiser Aluminum Corp.(a)
03/01/2028	4.625%	123,000	112,020
06/01/2031	4.500%	2,091,000	1,799,525
Novelis Corp.(a)
11/15/2026	3.250%	381,000	347,945
01/30/2030	4.750%	824,000	757,331
08/15/2031	3.875%	459,000	392,609
Total			11,927,013
Midstream 2.3%
Cheniere Energy Partners LP
10/01/2029	4.500%	392,000	375,450
03/01/2031	4.000%	409,000	370,333
Cheniere Energy Partners LP(a)
01/31/2032	3.250%	1,328,000	1,134,707
Cheniere Energy, Inc.
10/15/2028	4.625%	593,000	576,304
CNX Midstream Partners LP(a)
04/15/2030	4.750%	671,000	614,358
DCP Midstream Operating LP
03/15/2023	3.875%	48,000	47,882
05/15/2029	5.125%	484,000	476,324
04/01/2044	5.600%	174,000	166,402
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	143,000	141,004
DT Midstream, Inc.(a)
06/15/2029	4.125%	469,000	425,855
06/15/2031	4.375%	931,000	835,542
Enterprise Products Operating LLC
01/31/2060	3.950%	4,300,000	3,487,738
EQM Midstream Partners LP(a)
07/01/2025	6.000%	157,000	155,962
07/01/2027	6.500%	417,000	420,693
01/15/2029	4.500%	315,000	283,473
01/15/2031	4.750%	3,893,000	3,479,678
EQM Midstream Partners LP
07/15/2048	6.500%	9,020,000	8,301,021
Galaxy Pipeline Assets Bidco Ltd.(a)
09/30/2040	3.250%	3,995,000	3,308,027
Hess Midstream Operations LP(a)
02/15/2030	4.250%	202,000	184,931
Holly Energy Partners LP/Finance Corp.(a)
04/15/2027	6.375%	365,000	373,145
02/01/2028	5.000%	722,000	686,507
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ITT Holdings LLC(a)
08/01/2029	6.500%	324,000	286,749
Kinder Morgan Energy Partners LP
03/01/2043	5.000%	340,000	316,780
Kinder Morgan, Inc.
02/15/2046	5.050%	8,970,000	8,499,015
NuStar Logistics LP
10/01/2025	5.750%	1,237,000	1,227,224
06/01/2026	6.000%	284,000	282,738
04/28/2027	5.625%	165,000	158,422
Plains All American Pipeline LP/Finance Corp.
06/15/2044	4.700%	11,015,000	9,185,086
Rockpoint Gas Storage Canada Ltd.(a)
03/31/2023	7.000%	184,000	182,204
Sunoco LP/Finance Corp.
04/15/2027	6.000%	239,000	240,933
Targa Resources Partners LP/Finance Corp.
01/15/2028	5.000%	577,000	567,792
01/15/2029	6.875%	43,000	45,284
03/01/2030	5.500%	1,091,000	1,081,441
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	355,000	346,036
Venture Global Calcasieu Pass LLC(a)
08/15/2029	3.875%	1,753,000	1,600,712
08/15/2031	4.125%	5,024,000	4,583,118
11/01/2033	3.875%	9,677,000	8,427,854
Western Gas Partners LP
03/01/2048	5.300%	3,131,000	2,719,511
08/15/2048	5.500%	2,583,000	2,270,203
Williams Companies, Inc. (The)
09/15/2045	5.100%	2,916,000	2,838,726
10/15/2051	3.500%	2,924,000	2,247,778
Total			72,952,942
Natural Gas 0.4%
NiSource, Inc.
05/01/2030	3.600%	3,435,000	3,204,157
02/15/2043	5.250%	535,000	529,196
05/15/2047	4.375%	8,669,000	7,814,241
Total			11,547,594
Oil Field Services 0.0%
Apergy Corp.
05/01/2026	6.375%	221,000	222,944
Archrock Partners LP/Finance Corp.(a)
04/01/2028	6.250%	100,000	97,019
Nabors Industries Ltd.(a)
01/15/2026	7.250%	164,000	160,488

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2022	21

Portfolio of Investments  (continued)
April 30, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Transocean Guardian Ltd.(a)
01/15/2024	5.875%	50,331	48,096
Transocean Pontus Ltd.(a)
08/01/2025	6.125%	28,905	28,458
Transocean Sentry Ltd.(a)
05/15/2023	5.375%	527,390	513,160
USA Compression Partners LP/Finance Corp.
04/01/2026	6.875%	103,000	101,113
Total			1,171,278
Other Industry 0.0%
Dycom Industries, Inc.(a)
04/15/2029	4.500%	420,000	382,923
Hillenbrand, Inc.
03/01/2031	3.750%	333,000	293,918
Total			676,841
Other REIT 0.2%
Blackstone Mortgage Trust, Inc.(a)
01/15/2027	3.750%	825,000	754,432
Ladder Capital Finance Holdings LLLP/Corp.(a)
10/01/2025	5.250%	531,000	521,874
02/01/2027	4.250%	372,000	343,106
06/15/2029	4.750%	2,104,000	1,892,004
Park Intermediate Holdings LLC/Domestic Property/Finance Co-Issuer(a)
10/01/2028	5.875%	380,000	368,628
Park Intermediate Holdings LLC/PK Domestic Property LLC/Finance Co-Issuer(a)
05/15/2029	4.875%	462,000	423,561
RHP Hotel Properties LP/Finance Corp.(a)
02/15/2029	4.500%	232,000	210,126
RLJ Lodging Trust LP(a)
07/01/2026	3.750%	326,000	303,373
09/15/2029	4.000%	358,000	319,507
Service Properties Trust
03/15/2024	4.650%	219,000	207,975
10/01/2024	4.350%	103,000	95,313
Total			5,439,899
Packaging 0.3%
Ardagh Metal Packaging Finance USA LLC/PLC(a)
09/01/2029	4.000%	1,806,000	1,547,265
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
08/15/2026	4.125%	1,492,000	1,383,973
08/15/2027	5.250%	383,000	329,031
08/15/2027	5.250%	303,000	259,707
Berry Global, Inc.
01/15/2026	1.570%	4,500,000	4,095,173
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Berry Global, Inc.(a)
02/15/2026	4.500%	296,000	291,397
BWAY Holding Co.(a)
04/15/2024	5.500%	296,000	289,032
CANPACK SA/Eastern PA Land Investment Holding LLC(a)
11/01/2025	3.125%	219,000	202,494
Canpack SA/US LLC(a)
11/15/2029	3.875%	1,122,000	963,178
Trivium Packaging Finance BV(a)
08/15/2026	5.500%	1,187,000	1,147,242
08/15/2027	8.500%	555,000	547,887
Total			11,056,379
Pharmaceuticals 1.0%
AbbVie, Inc.
06/15/2044	4.850%	2,170,000	2,159,043
11/21/2049	4.250%	5,360,000	4,913,781
Amgen, Inc.
02/22/2062	4.400%	18,426,000	16,474,991
Bausch Health Companies, Inc.(a)
04/15/2025	6.125%	319,000	319,844
11/01/2025	5.500%	248,000	239,890
04/01/2026	9.250%	1,613,000	1,599,928
02/01/2027	6.125%	686,000	659,570
08/15/2027	5.750%	608,000	570,389
06/01/2028	4.875%	223,000	197,893
02/15/2031	5.250%	523,000	363,411
Endo Dac/Finance LLC/Finco, Inc.(a)
06/30/2028	6.000%	326,000	143,776
Endo Luxembourg Finance Co I Sarl/US, Inc.(a)
04/01/2029	6.125%	518,000	450,733
Grifols Escrow Issuer SA(a)
10/15/2028	4.750%	501,000	458,321
Organon Finance 1 LLC(a)
04/30/2028	4.125%	1,339,000	1,243,816
04/30/2031	5.125%	1,107,000	1,001,206
Par Pharmaceutical, Inc.(a)
04/01/2027	7.500%	149,000	136,043
Total			30,932,635
Property & Casualty 0.7%
Alliant Holdings Intermediate LLC/Co-Issuer(a)
10/15/2027	4.250%	701,000	646,758
10/15/2027	6.750%	1,168,000	1,105,521
11/01/2029	5.875%	1,030,000	958,021
AssuredPartners, Inc.(a)
01/15/2029	5.625%	769,000	676,848
Berkshire Hathaway Finance Corp.
03/15/2052	3.850%	16,192,000	14,418,502

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Total Return Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
April 30, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BroadStreet Partners, Inc.(a)
04/15/2029	5.875%	1,015,000	881,708
GTCR AP Finance, Inc.(a)
05/15/2027	8.000%	277,000	276,087
HUB International Ltd.(a)
12/01/2029	5.625%	856,000	784,137
MGIC Investment Corp.
08/15/2028	5.250%	49,000	46,174
Radian Group, Inc.
03/15/2025	6.625%	908,000	924,449
03/15/2027	4.875%	339,000	324,376
Ryan Specialty Group LLC(a)
02/01/2030	4.375%	285,000	260,291
USI, Inc.(a)
05/01/2025	6.875%	65,000	64,013
Total			21,366,885
Restaurants 0.2%
1011778 BC ULC/New Red Finance, Inc.(a)
04/15/2025	5.750%	1,123,000	1,147,852
01/15/2028	3.875%	884,000	813,280
10/15/2030	4.000%	299,000	255,760
Fertitta Entertainment LLC/Finance Co., Inc.(a)
01/15/2030	6.750%	945,000	823,929
IRB Holding Corp.(a)
06/15/2025	7.000%	1,508,000	1,543,202
Papa John’s International, Inc.(a)
09/15/2029	3.875%	189,000	166,851
Yum! Brands, Inc.
03/15/2031	3.625%	223,000	191,750
04/01/2032	5.375%	754,000	721,038
Total			5,663,662
Retailers 0.5%
Asbury Automotive Group, Inc.(a)
11/15/2029	4.625%	195,000	175,680
02/15/2032	5.000%	195,000	173,856
Group 1 Automotive, Inc.(a)
08/15/2028	4.000%	227,000	204,193
L Brands, Inc.(a)
07/01/2025	9.375%	28,000	31,509
10/01/2030	6.625%	278,000	276,842
L Brands, Inc.
06/15/2029	7.500%	63,000	65,078
11/01/2035	6.875%	200,000	195,406
Subordinated
03/01/2033	6.950%	1,500,000	1,426,494
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
LCM Investments Holdings II LLC(a)
05/01/2029	4.875%	377,000	330,623
Lowe’s Companies, Inc.
10/15/2050	3.000%	11,375,000	8,336,269
04/01/2062	4.450%	4,219,000	3,768,379
Penske Automotive Group, Inc.
09/01/2025	3.500%	36,000	34,912
PetSmart, Inc./Finance Corp.(a)
02/15/2028	4.750%	603,000	560,877
02/15/2029	7.750%	945,000	940,276
Total			16,520,394
Supermarkets 0.1%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
03/15/2026	7.500%	76,000	79,974
02/15/2028	5.875%	296,000	287,698
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
03/15/2026	3.250%	1,250,000	1,142,796
01/15/2027	4.625%	688,000	644,432
02/15/2030	4.875%	581,000	526,225
Total			2,681,125
Technology 2.0%
Black Knight InfoServ LLC(a)
09/01/2028	3.625%	269,000	249,734
Boxer Parent Co., Inc.(a)
10/02/2025	7.125%	94,000	95,878
Broadcom, Inc.(a)
04/15/2034	3.469%	10,850,000	9,206,046
11/15/2036	3.187%	4,079,000	3,228,840
Camelot Finance SA(a)
11/01/2026	4.500%	189,000	178,570
CDK Global, Inc.
06/01/2027	4.875%	91,000	91,682
CDK Global, Inc.(a)
05/15/2029	5.250%	190,000	191,434
Clarivate Science Holdings Corp.(a)
07/01/2028	3.875%	375,000	333,923
07/01/2029	4.875%	886,000	782,704
CommScope Technologies LLC(a)
06/15/2025	6.000%	147,000	128,994
Condor Merger Sub, Inc.(a)
02/15/2030	7.375%	1,058,000	946,539
Dun & Bradstreet Corp. (The)(a)
12/15/2029	5.000%	271,000	251,881
Gartner, Inc.(a)
07/01/2028	4.500%	204,000	195,714
06/15/2029	3.625%	4,944,000	4,463,810
10/01/2030	3.750%	11,958,000	10,697,458

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2022	23

Portfolio of Investments  (continued)
April 30, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HealthEquity, Inc.(a)
10/01/2029	4.500%	995,000	909,109
Helios Software Holdings, Inc.(a)
05/01/2028	4.625%	693,000	613,106
ION Trading Technologies Sarl(a)
05/15/2028	5.750%	614,000	576,960
Iron Mountain, Inc.(a)
07/15/2028	5.000%	140,000	132,549
09/15/2029	4.875%	62,000	56,858
07/15/2030	5.250%	769,000	705,846
Logan Merger Sub, Inc.(a)
09/01/2027	5.500%	1,724,000	1,520,229
Minerva Merger Sub, Inc.(a)
02/15/2030	6.500%	1,473,000	1,355,096
NCR Corp.(a)
09/01/2027	5.750%	91,000	87,907
10/01/2028	5.000%	512,000	488,300
04/15/2029	5.125%	883,000	835,478
09/01/2029	6.125%	274,000	262,428
10/01/2030	5.250%	203,000	190,690
Nielsen Finance LLC/Co.(a)
10/01/2028	5.625%	204,000	197,595
07/15/2029	4.500%	373,000	352,284
10/01/2030	5.875%	404,000	388,149
07/15/2031	4.750%	466,000	440,245
NXP BV/Funding LLC/USA, Inc.(a)
05/01/2030	3.400%	1,090,000	992,860
02/15/2042	3.125%	2,907,000	2,229,104
Oracle Corp.
04/01/2050	3.600%	14,840,000	10,654,474
03/25/2061	4.100%	2,769,000	2,051,920
Plantronics, Inc.(a)
03/01/2029	4.750%	1,400,000	1,422,382
PTC, Inc.(a)
02/15/2025	3.625%	221,000	215,034
Sabre GLBL, Inc.(a)
04/15/2025	9.250%	108,000	115,380
09/01/2025	7.375%	148,000	149,815
Shift4 Payments LLC/Finance Sub, Inc.(a)
11/01/2026	4.625%	362,000	346,728
Square, Inc.(a)
06/01/2026	2.750%	151,000	137,901
06/01/2031	3.500%	318,000	266,227
Switch Ltd.(a)
09/15/2028	3.750%	186,000	174,438
06/15/2029	4.125%	438,000	419,261
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	5.750%	285,000	286,865
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tencent Holdings Ltd.(a)
06/03/2050	3.240%	2,050,000	1,458,473
Verscend Escrow Corp.(a)
08/15/2026	9.750%	739,000	761,170
ZoomInfo Technologies LLC/Finance Corp.(a)
02/01/2029	3.875%	1,026,000	907,913
Total			62,745,981
Transportation Services 0.1%
FedEx Corp.
04/01/2046	4.550%	3,660,000	3,387,030
Wireless 1.0%
Altice France Holding SA(a)
02/15/2028	6.000%	831,000	686,421
Altice France SA(a)
02/01/2027	8.125%	127,000	127,915
01/15/2028	5.500%	1,233,000	1,091,412
07/15/2029	5.125%	1,309,000	1,107,302
10/15/2029	5.500%	798,000	686,956
American Tower Corp.
08/15/2029	3.800%	7,011,000	6,562,938
06/15/2030	2.100%	1,950,000	1,599,202
SBA Communications Corp.
02/15/2027	3.875%	557,000	528,466
02/01/2029	3.125%	857,000	734,769
Sprint Capital Corp.
03/15/2032	8.750%	310,000	394,006
Sprint Corp.
06/15/2024	7.125%	994,000	1,045,676
02/15/2025	7.625%	741,000	789,005
03/01/2026	7.625%	485,000	527,989
T-Mobile USA, Inc.
02/01/2028	4.750%	286,000	282,321
02/15/2029	2.625%	572,000	494,870
02/15/2031	2.875%	3,158,000	2,687,509
04/15/2031	3.500%	2,392,000	2,131,424
T-Mobile USA, Inc.(a)
04/15/2031	3.500%	6,060,000	5,371,462
10/15/2052	3.400%	3,098,000	2,346,269
Vmed O2 UK Financing I PLC(a)
01/31/2031	4.250%	1,813,000	1,533,136
07/15/2031	4.750%	1,155,000	996,495
Total			31,725,543
Wirelines 1.0%
AT&T, Inc.
09/15/2055	3.550%	7,097,000	5,496,581
12/01/2057	3.800%	15,097,000	12,116,148

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Total Return Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
April 30, 2022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CenturyLink, Inc.
12/01/2023	6.750%	1,148,000	1,167,359
04/01/2025	5.625%	527,000	513,641
CenturyLink, Inc.(a)
12/15/2026	5.125%	329,000	298,113
02/15/2027	4.000%	338,000	300,625
Front Range BidCo, Inc.(a)
03/01/2027	4.000%	698,000	609,382
03/01/2028	6.125%	516,000	432,715
Iliad Holding SAS(a)
10/15/2026	6.500%	937,000	902,305
10/15/2028	7.000%	1,929,000	1,839,765
Verizon Communications, Inc.
03/22/2061	3.700%	8,837,000	7,073,214
Total			30,749,848
Total Corporate Bonds & Notes (Cost $1,253,088,087)			1,083,521,727

Foreign Government Obligations(m) 2.4%

Belarus 0.0%
Republic of Belarus International Bond(a)
02/28/2023	6.875%	660,000	110,007
Canada 0.0%
NOVA Chemicals Corp.(a)
05/01/2025	5.000%	75,000	74,250
06/01/2027	5.250%	445,000	425,827
05/15/2029	4.250%	441,000	382,559
Total			882,636
Colombia 0.5%
Colombia Government International Bond
04/15/2031	3.125%	3,793,000	2,965,624
04/22/2032	3.250%	2,860,000	2,203,719
02/26/2044	5.625%	775,000	628,458
06/15/2045	5.000%	3,000,000	2,246,044
05/15/2049	5.200%	4,442,000	3,353,273
Ecopetrol SA
04/29/2030	6.875%	4,400,000	4,347,141
Total			15,744,259
Dominican Republic 0.0%
Dominican Republic International Bond(a)
01/25/2027	5.950%	785,000	788,136
Egypt 0.1%
Egypt Government International Bond(a)
02/16/2031	5.875%	4,255,000	3,119,664
01/31/2047	8.500%	1,015,000	739,324
Total			3,858,988
Foreign Government Obligations(m) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
India 0.1%
Export-Import Bank of India(a)
01/15/2030	3.250%	2,250,000	2,019,456
Indonesia 0.1%
PT Indonesia Asahan Aluminium Persero(a)
05/15/2025	4.750%	342,000	342,211
05/15/2030	5.450%	1,700,000	1,696,434
Total			2,038,645
Ivory Coast 0.1%
Ivory Coast Government International Bond(a)
06/15/2033	6.125%	2,801,000	2,568,851
Mexico 0.7%
Petroleos Mexicanos
09/21/2047	6.750%	14,016,000	10,157,730
01/23/2050	7.690%	6,500,000	5,093,719
01/28/2060	6.950%	11,185,000	8,101,654
Total			23,353,103
Paraguay 0.1%
Paraguay Government International Bond(a)
08/11/2044	6.100%	2,465,000	2,434,071
Qatar 0.2%
Qatar Government International Bond(a)
03/14/2049	4.817%	2,400,000	2,569,072
Qatar Petroleum(a)
07/12/2031	2.250%	5,762,000	5,042,937
Total			7,612,009
Russian Federation 0.0%
Gazprom OAO Via Gaz Capital SA(a)
02/06/2028	4.950%	1,320,000	370,053
Saudi Arabia 0.1%
Saudi Government International Bond(a)
04/17/2049	5.000%	2,550,000	2,634,367
South Africa 0.2%
Republic of South Africa Government International Bond
09/30/2029	4.850%	2,300,000	2,113,450
09/30/2049	5.750%	3,152,000	2,490,670
Total			4,604,120
Ukraine 0.0%
Ukraine Government International Bond(a)
09/25/2032	7.375%	800,000	252,392

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2022	25

Portfolio of Investments  (continued)
April 30, 2022
Foreign Government Obligations(m) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United Arab Emirates 0.2%
DP World Ltd.(a)
09/25/2048	5.625%	3,620,000	3,618,364
DP World PLC(a)
07/02/2037	6.850%	3,540,000	4,015,923
Total			7,634,287
Total Foreign Government Obligations (Cost $93,684,785)			76,905,380

Residential Mortgage-Backed Securities - Agency 18.8%

Federal Home Loan Mortgage Corp.
04/01/2026- 11/01/2041	4.000%	1,625,030	1,646,370
12/01/2040- 12/01/2046	3.500%	14,521,186	14,325,269
11/01/2042- 04/01/2045	3.000%	13,535,468	13,053,199
12/01/2051	2.500%	24,759,440	22,656,918
Federal Home Loan Mortgage Corp.(n)
09/01/2049	3.000%	5,304,424	5,025,293
Federal Home Loan Mortgage Corp.(b),(g)
CMO Series 3922 Class SH
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 09/15/2041	5.346%	277,373	36,111
CMO Series 4097 Class ST
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 08/15/2042	5.496%	683,801	146,975
CMO Series 4620 Class AS
-1.0 x 1-month USD LIBOR + 0.440% 11/15/2042	1.460%	837,215	40,163
CMO Series 4903 Class SA
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 08/25/2049	5.382%	12,785,147	1,943,156
CMO Series 4979 Class KS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 06/25/2048	5.382%	5,686,226	971,612
CMO STRIPS Series 2012-278 Class S1
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 09/15/2042	5.496%	1,000,291	152,427
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO STRIPS Series 309 Class S4
-1.0 x 1-month USD LIBOR + 5.970% Cap 5.970% 08/15/2043	5.416%	469,843	75,108
Federal Home Loan Mortgage Corp.(g)
CMO Series 4176 Class BI
03/15/2043	3.500%	869,089	124,377
Federal Home Loan Mortgage Corp. REMICS(g)
CMO Series 5187 Class IK
01/25/2052	3.000%	23,586,645	5,133,067
Federal National Mortgage Association
07/01/2022	5.000%	863	878
08/01/2034	5.500%	44,164	47,146
06/01/2039- 08/01/2041	4.500%	370,396	385,777
11/01/2040- 09/01/2048	4.000%	2,286,858	2,299,972
05/01/2042- 12/01/2047	3.500%	4,051,222	3,994,297
03/01/2043- 11/01/2049	3.000%	29,864,104	28,661,078
07/01/2050- 08/01/2050	2.000%	12,339,574	10,948,110
CMO Series 2017-72 Class B
09/25/2047	3.000%	5,828,355	5,573,101
Federal National Mortgage Association(b)
6-month USD LIBOR + 1.415% Floor 1.415%, Cap 11.040% 06/01/2032	1.665%	2,623	2,621
1-year CMT + 2.305% Floor 2.305%, Cap 10.430% 07/01/2037	2.305%	50,019	50,181
Federal National Mortgage Association(n)
10/01/2040- 07/01/2041	4.500%	1,926,719	2,007,619
08/01/2043- 02/01/2048	4.000%	11,345,690	11,502,176
09/01/2049	3.000%	5,089,324	4,822,980
Federal National Mortgage Association(b),(g)
CMO Series 2013-101 Class CS
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 10/25/2043	5.232%	2,344,818	382,920
CMO Series 2014-93 Class ES
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/25/2045	5.482%	1,411,818	237,314

The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Total Return Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
April 30, 2022
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2016-31 Class VS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 06/25/2046	5.332%	1,044,534	142,816
CMO Series 2016-53 Class KS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 08/25/2046	5.332%	4,333,990	697,529
CMO Series 2016-57 Class SA
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 08/25/2046	5.332%	10,216,347	1,607,160
CMO Series 2017-109 Class SA
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/25/2048	5.482%	5,269,480	860,299
CMO Series 2017-20 Class SA
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 04/25/2047	5.432%	4,365,568	723,963
CMO Series 2017-54 Class NS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/25/2047	5.482%	3,797,216	695,477
CMO Series 2017-54 Class SN
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/25/2047	5.482%	7,525,628	1,434,951
CMO Series 2018-66 Class SM
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/25/2048	5.532%	5,278,167	962,031
CMO Series 2018-67 MS Class MS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/25/2048	5.532%	4,058,234	708,753
CMO Series 2018-74 Class SA
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 10/25/2048	5.482%	7,734,744	1,182,202
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-33 Class SB
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 07/25/2049	5.382%	18,711,913	2,751,843
CMO Series 2019-60 Class SH
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 10/25/2049	5.382%	11,512,111	1,881,637
CMO Series 2019-67 Class SE
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 11/25/2049	5.382%	9,806,404	1,958,263
Federal National Mortgage Association(g)
CMO Series 2020-76 Class EI
11/25/2050	2.500%	14,631,322	2,329,864
CMO Series 2021-3 Class TI
02/25/2051	2.500%	49,316,262	8,575,269
Freddie Mac REMICS(g)
CMO Series 5123 Class IG
08/25/2048	2.500%	15,857,623	2,286,233
CMO Series 5152 Class XI
11/25/2050	2.500%	42,930,092	6,092,325
Freddie Mac STACR REMIC Trust(a),(b)
Subordinated CMO Series 2021-HQA2 Class B2
30-day Average SOFR + 5.450% 12/25/2033	5.739%	5,000,000	4,609,881
Government National Mortgage Association(b)
1-year CMT + 1.500% Floor 1.500%, Cap 11.500% 07/20/2025	1.625%	4,322	4,374
Government National Mortgage Association
12/15/2038- 01/15/2039	6.000%	37,024	40,320
02/15/2039	5.500%	16,552	17,735
10/15/2040- 04/15/2041	4.000%	491,096	509,995
Government National Mortgage Association(n)
04/20/2048	4.500%	4,498,061	4,651,435
Government National Mortgage Association(g)
CMO Series 2014-184 Class CI
11/16/2041	3.500%	4,003,893	424,662
CMO Series 2020-127 Class AI
08/20/2050	3.000%	28,931,186	4,709,670
CMO Series 2020-175 Class KI
11/20/2050	2.500%	27,258,779	4,048,417
CMO Series 2020-191 Class UG
12/20/2050	3.500%	19,003,818	3,049,214

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2022	27

Portfolio of Investments  (continued)
April 30, 2022
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-119 Class QI
07/20/2051	3.000%	23,504,109	3,245,469
CMO Series 2021-16 Class KI
01/20/2051	2.500%	23,925,238	3,603,997
CMO Series 2021-89 Class IO
05/20/2051	3.000%	25,894,441	3,695,870
CMO Series 2021-9 Class MI
01/20/2051	2.500%	21,590,571	2,910,092
CMO Series 2021-97 Class IQ
06/20/2051	2.500%	15,724,969	2,187,658
Government National Mortgage Association(b),(g)
CMO Series 2017-130 Class GS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2047	5.606%	10,001,265	1,940,530
CMO Series 2017-130 Class HS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2047	5.606%	5,114,128	755,005
CMO Series 2017-149 Class BS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 10/20/2047	5.606%	6,827,309	963,546
CMO Series 2017-163 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 11/20/2047	5.606%	2,864,892	394,406
CMO Series 2017-37 Class SB
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 03/20/2047	5.556%	4,149,554	556,896
CMO Series 2018-103 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2048	5.606%	3,926,847	465,295
CMO Series 2018-112 Class LS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2048	5.606%	4,809,112	611,709
CMO Series 2018-125 Class SK
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 09/20/2048	5.656%	6,211,067	799,594
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-134 Class KS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 10/20/2048	5.606%	4,930,874	639,117
CMO Series 2018-139 Class SC
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 10/20/2048	5.556%	3,577,894	432,518
CMO Series 2018-148 Class SB
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 01/20/2048	5.606%	9,663,246	1,326,456
CMO Series 2018-151 Class SA
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/20/2048	5.556%	8,177,537	1,031,833
CMO Series 2018-89 Class MS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 06/20/2048	5.606%	5,166,226	678,025
CMO Series 2018-89 Class SM
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 06/20/2048	5.606%	6,442,496	788,514
CMO Series 2018-91 Class DS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 07/20/2048	5.606%	5,079,049	640,435
CMO Series 2019-20 Class JS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 02/20/2049	5.406%	7,807,644	991,953
CMO Series 2019-5 Class SH
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/20/2049	5.556%	5,677,339	757,008
CMO Series 2019-56 Class SG
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 05/20/2049	5.556%	6,216,329	759,945

The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Total Return Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
April 30, 2022
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-59 Class KS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 05/20/2049	5.456%	6,126,274	675,909
CMO Series 2019-85 Class SC
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/20/2049	5.556%	5,542,709	821,602
CMO Series 2019-90 Class SD
-1.0 x 1-month USD LIBOR + 6.150% 07/20/2049	5.556%	8,718,516	1,198,234
CMO Series 2020-21 Class VS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 02/20/2050	5.456%	4,103,844	557,602
CMO Series 2020-62 Class SG
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 05/20/2050	5.556%	7,486,944	960,069
Government National Mortgage Association TBA(i)
05/19/2052	4.000%	96,000,000	96,241,875
Uniform Mortgage-Backed Security TBA(i)
05/17/2037	2.000%	18,000,000	16,872,539
05/17/2037	2.500%	27,000,000	25,849,330
05/17/2037- 05/12/2052	3.000%	116,500,000	111,145,962
05/12/2052	3.500%	45,750,000	44,420,391
05/12/2052	4.000%	77,000,000	76,643,574
Total Residential Mortgage-Backed Securities - Agency (Cost $614,291,920)			598,765,491

Residential Mortgage-Backed Securities - Non-Agency 31.5%

510 Asset Backed Trust(a),(f)
CMO Series 2021-NPL2 Class A1
06/25/2061	2.116%	9,634,450	9,163,588
American Mortgage Trust(c),(e),(f)
CMO Series 2093-3 Class 3A
07/27/2023	8.188%	35	21
Angel Oak Mortgage Trust I LLC(a),(f)
CMO Series 2018-3 Class M1
09/25/2048	4.421%	4,795,000	4,764,051
Bellemeade Re Ltd.(a),(b)
CMO Series 2017-1 Class M2
1-month USD LIBOR + 3.350% 10/25/2027	4.018%	1,426,400	1,431,595
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-1A Class M1B
1-month USD LIBOR + 1.750% Floor 1.750% 03/25/2029	2.418%	3,123,370	3,114,870
CMO Series 2019-2A Class M1C
1-month USD LIBOR + 2.000% Floor 2.000% 04/25/2029	2.668%	5,250,000	5,233,367
CMO Series 2019-2A Class M2
1-month USD LIBOR + 3.100% Floor 3.100% 04/25/2029	3.768%	10,964,000	10,761,455
CMO Series 2019-4A Class M1C
1-month USD LIBOR + 2.500% Floor 2.500% 10/25/2029	2.957%	3,727,000	3,685,141
CMO Series 2020-3A Class M1B
1-month USD LIBOR + 2.850% Floor 2.850% 10/25/2030	3.518%	2,622,096	2,625,326
CMO Series 2020-3A Class M1C
1-month USD LIBOR + 3.700% Floor 3.700% 10/25/2030	4.157%	6,900,000	7,011,111
CMO Series 2020-4A Class M2B
1-month USD LIBOR + 3.600% Floor 3.600% 06/25/2030	4.268%	6,121,510	6,159,590
CMO Series 2021-2A Class M1B
30-day Average SOFR + 1.500% Floor 1.500% 06/25/2031	1.789%	8,000,000	7,796,486
Subordinated CMO Series 2018-3A Class B1
1-month USD LIBOR + 3.900% Floor 3.900% 10/25/2028	4.357%	6,000,000	5,885,324
BRAVO Residential Funding Trust(a),(f)
CMO Series 2019-NQM2 Class A3
11/25/2059	3.108%	379,875	370,728
CMO Series 2019-NQM2 Class M1
11/25/2059	3.451%	1,700,000	1,607,025
BVRT Financing Trust(a),(b),(e)
CMO Series 2020-CRT1 Class M3
1-month USD LIBOR + 4.000% 07/10/2032	4.077%	3,607,775	3,625,814
CMO Series 2021-3F Class M1
30-day Average SOFR + 1.750% Floor 1.750% 07/12/2033	1.976%	13,011,520	13,011,520

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2022	29

Portfolio of Investments  (continued)
April 30, 2022
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-3F Class M2
30-day Average SOFR + 2.900% Floor 2.900% 07/12/2033	3.126%	15,300,000	15,300,000
CMO Series 2021-CRT3 Class B1
30-day Average SOFR + 4.300% Floor 4.300% 01/10/2031	4.338%	10,000,000	10,000,000
CMO Series 2021-CRT3 Class M3
30-day Average SOFR + 3.150% Floor 3.150% 01/10/2031	3.188%	2,182,634	2,182,634
BVRT Financing Trust(a),(b),(c),(e)
CMO Series 2021-CRT1 Class M2
1-month USD LIBOR + 2.250% Floor 2.250% 01/10/2033	2.345%	2,413,540	2,384,201
CMO Series 2021-CRT1 Class M3
1-month USD LIBOR + 2.750% Floor 3.000% 01/10/2033	3.000%	20,000,000	19,800,000
CHL GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 1.000% 05/25/2023	3.418%	6,600,000	6,543,956
CIM Trust(a),(b)
CMO Series 2018-R6 Class A1
1-month USD LIBOR + 1.076% Floor 1.076% 09/25/2058	1.876%	4,810,234	4,700,078
Citigroup Mortgage Loan Trust, Inc.(a)
Subordinated CMO Series 2014-C Class B1
02/25/2054	4.250%	5,495,421	5,320,953
COLT Mortgage Loan Trust(a),(f)
CMO Series 2021-3 Class A1
09/27/2066	0.956%	8,328,772	7,568,954
CMO Series 2021-5 Class A3
11/26/2066	2.807%	6,400,000	5,538,947
CMO Series 2021-6 Class A3
12/25/2066	3.006%	8,426,000	7,395,540
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2019-HRP1 Class M2
1-month USD LIBOR + 2.150% 11/25/2039	2.818%	6,664,631	6,554,491
CMO Series 2022-R01 Class 1M2
30-day Average SOFR + 1.900% 12/25/2041	2.189%	15,000,000	14,471,439
Subordinated CMO Series 2022-R01 Class 1B2
30-day Average SOFR + 6.000% 12/25/2041	6.289%	19,800,000	17,940,451
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated CMO Series 2022-R02 Class 2B1
30-day Average SOFR + 4.500% 01/25/2042	4.789%	10,000,000	9,489,748
Credit Suisse Mortgage Trust(a),(f)
CMO Series 2021-NQM1 Class A3
05/25/2065	1.199%	2,310,822	2,240,752
CSMC Trust(a),(f)
CMO Series 2020-RPL2 Class A12
02/25/2060	3.410%	15,671,252	15,044,062
Deephaven Residential Mortgage Trust(a),(f)
CMO Series 2020-2 Class M1
05/25/2065	4.112%	7,190,000	7,181,042
CMO Series 2021-4 Class A1
11/25/2066	1.931%	7,295,089	6,949,056
CMO Series 2021-4 Class A3
11/25/2066	2.239%	7,568,655	7,124,417
Eagle Re Ltd.(a),(b)
CMO Series 2018-1 Class B1
1-month USD LIBOR + 4.000% Floor 4.000% 11/25/2028	4.457%	3,000,000	2,971,065
CMO Series 2018-1 Class M1
1-month USD LIBOR + 1.700% Floor 1.700% 11/25/2028	2.157%	1,376,515	1,373,875
Subordinated CMO Series 2020-1 Class M1B
1-month USD LIBOR + 1.450% 01/25/2030	1.907%	15,300,000	15,137,817
Ellington Financial Mortgage Trust(a),(f)
CMO Series 2019-2 Class M1
11/25/2059	3.469%	2,500,000	2,472,263
Federal Home Loan Mortgage Corp. STACR REMIC Trust(a),(b)
CMO Series 2020-HQA4 Class M2
1-month USD LIBOR + 3.150% 09/25/2050	3.818%	1,044,581	1,046,901
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Trust(a),(b)
CMO Series 2019-DNA1 Class M2
1-month USD LIBOR + 2.650% 01/25/2049	3.318%	3,807,204	3,840,867
FMC GMSR Issuer Trust(a),(f)
CMO Series 2020-GT1 Class A
01/25/2026	4.450%	10,500,000	9,984,646
Freddie Mac STACR REMIC Trust(a),(b)
CMO Series 2020-DNA4 Class M2
1-month USD LIBOR + 3.750% Floor 3.750% 08/25/2050	4.418%	1,105,887	1,109,829
CMO Series 2021-DNA5 Class M2
30-day Average SOFR + 1.650% 01/25/2034	1.939%	4,600,000	4,560,315

The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Total Return Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
April 30, 2022
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-HQA1 Class M2
30-day Average SOFR + 2.250% 08/25/2033	2.539%	8,500,000	8,340,376
CMO Series 2022-DNA1 Class M1B
30-day Average SOFR + 1.850% 01/25/2042	2.139%	7,900,000	7,526,348
CMO Series 2022-HQA1 Class M2
30-day Average SOFR + 5.250% 03/25/2042	5.539%	9,150,000	9,332,253
Subordinated CMO Series 2020-HQA3 Class B1
1-month USD LIBOR + 5.750% 07/25/2050	6.418%	7,625,000	8,049,933
Subordinated CMO Series 2021-DNA5 Class B2
30-day Average SOFR + 5.500% 01/25/2034	5.789%	16,000,000	15,182,566
Freddie Mac STACR Trust(a),(b)
Subordinated CMO Series 2019-DNA4 Class B1
1-month USD LIBOR + 2.700% 10/25/2049	3.368%	8,625,000	8,448,235
Subordinated CMO Series 2019-FTR2 Class M2
1-month USD LIBOR + 2.150% 11/25/2048	2.818%	7,000,000	6,847,714
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(b)
CMO Series 2020-HQA5 Class M2
30-day Average SOFR + 2.600% 11/25/2050	2.889%	12,455,475	12,483,367
Subordinated CMO Series 2020-HQA5 Class B1
30-day Average SOFR + 4.000% 11/25/2050	4.289%	8,500,000	8,401,813
Subordinated CMO Series 2022-DNA2 Class B1
30-day Average SOFR + 4.750% 02/25/2042	5.039%	10,500,000	9,828,929
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(f)
Subordinated CMO Series 2022-DNA2 Class B2
02/25/2042	8.789%	8,750,000	8,304,172
GCAT LLC(a),(f)
CMO Series 2021-CM1 Class A1
04/25/2065	1.469%	10,549,967	10,276,763
GCAT Trust(a),(f)
CMO Series 2021-NQM6 Class A2
08/25/2066	2.710%	4,100,000	3,762,720
CMO Series 2021-NQM6 Class A3
08/25/2066	2.810%	7,500,000	6,820,658
CMO Series 2021-NQM7 Class A3
08/25/2066	2.891%	10,000,000	9,284,538
Genworth Mortgage Insurance Corp.(a),(b)
CMO Series 2021-3 Class M1B
30-day Average SOFR + 2.900% Floor 2.900% 02/25/2034	3.189%	18,000,000	17,375,683
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Glebe Funding Trust (The)(a),(e)
CMO Series 2021-1 Class PT
10/27/2023	3.000%	18,151,762	17,856,796
Home Re Ltd.(a),(b)
CMO Series 2020-1 Class M1C
1-month USD LIBOR + 4.150% Floor 4.150% 10/25/2030	4.607%	11,550,000	11,629,878
Subordinated CMO Series 2019-1 Class B1
1-month USD LIBOR + 4.350% 05/25/2029	5.018%	7,323,000	7,190,892
Homeward Opportunities Fund Trust(a),(f)
CMO Series 2020-BPL1 Class A1
08/25/2025	3.228%	8,662,516	8,665,309
Imperial Fund Mortgage Trust(a),(f)
CMO Series 2021-NQM4 Class A2
01/25/2057	2.296%	4,010,532	3,545,169
Legacy Mortgage Asset Trust(a),(f)
CMO Series 2021-GS1 Class A1
10/25/2066	1.892%	6,162,544	5,907,937
CMO Series 2021-GS2 Class A1
04/25/2061	1.750%	5,106,719	4,837,778
CMO Series 2021-SL2 Class A
10/25/2068	1.875%	10,209,216	9,819,070
Loan Revolving Advance Investment Trust(a),(b),(c),(e)
CMO Series 2021-2 Class A1X
1-month USD LIBOR + 2.750% Floor 2.750% 06/30/2023	3.301%	18,300,000	18,300,000
MFA Trust(a),(f)
CMO Series 2020-NQM1 Class M1
08/25/2049	3.071%	2,800,000	2,551,266
CMO Series 2020-NQM2 Class M1
04/25/2065	3.034%	12,854,000	12,348,271
Mortgage Acquisition Trust I LLC(a),(e)
CMO Series 2021-1 Class PT
11/29/2023	3.500%	6,689,645	6,689,645
Mortgage Insurance-Linked Notes(a),(b)
CMO Series 2020-1 Class M1C
1-month USD LIBOR + 1.750% Floor 1.750% 02/25/2030	1.937%	2,387,788	2,305,771
New York Mortgage Trust(a),(f)
CMO Series 2021-BPL1 Class A1
05/25/2026	2.239%	8,280,000	8,089,885
NRZ Excess Spread-Collateralized Notes(a)
Series 2020-PLS1 Class A
12/25/2025	3.844%	3,799,667	3,666,899

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2022	31

Portfolio of Investments  (continued)
April 30, 2022
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Oaktown Re II Ltd.(a),(b)
CMO Series 2018-1A Class M1
1-month USD LIBOR + 1.550% 07/25/2028	2.218%	1,032,766	1,029,832
Oaktown Re III Ltd.(a),(b)
CMO Series 2019-1A Class M1A
1-month USD LIBOR + 1.400% Floor 1.400% 07/25/2029	2.068%	116,746	116,208
CMO Series 2019-1A Class M1B
1-month USD LIBOR + 1.950% Floor 1.950% 07/25/2029	2.618%	5,000,000	4,994,153
Oaktown Re V Ltd.(a),(b)
CMO Series 2020-2A Class M1B
1-month USD LIBOR + 3.600% Floor 3.600% 10/25/2030	4.268%	5,039,218	5,084,544
Oaktown Re VI Ltd.(a),(b)
CMO Series 2021-1A Class M1B
30-day Average SOFR + 2.050% Floor 2.050% 10/25/2033	2.339%	4,000,000	3,993,563
PMT Credit Risk Transfer Trust(a),(b)
Series 2019-2R Class A
1-month USD LIBOR + 2.750% Floor 2.750% 05/27/2023	3.448%	2,783,284	2,653,083
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.850% Floor 2.850% 02/25/2023	3.518%	26,000,000	25,897,646
CMO Series 2018-GT2 Class A
1-month USD LIBOR + 2.650% 08/25/2025	3.318%	38,450,000	38,092,311
Point Securitization Trust(a),(f)
CMO Series 2021-1 Class A1
02/25/2052	3.228%	12,122,771	12,090,089
Preston Ridge Partners Mortgage Trust(a),(f)
CMO Series 2021-1 Class A1
01/25/2026	2.115%	14,012,944	13,420,181
CMO Series 2021-2 Class A1
03/25/2026	2.115%	5,928,977	5,694,543
CMO Series 2021-3 Class A1
04/25/2026	1.867%	16,266,412	15,412,488
CMO Series 2021-7 Class A1
08/25/2026	1.867%	7,388,581	6,964,268
CMO Series 2021-8 Class A1
09/25/2026	1.743%	5,929,203	5,620,821
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pretium Mortgage Credit Partners(a),(f)
CMO Series 2022-NPL1 Class A1
01/25/2052	2.981%	23,611,488	22,684,784
Pretium Mortgage Credit Partners I LLC(a),(f)
CMO Series 2021-NPL2 Class A1
06/27/2060	1.992%	9,767,260	9,287,982
Pretium Mortgage Credit Partners LLC(a),(f)
CMO Series 2021-RN2 Class A1
07/25/2051	1.744%	6,874,881	6,587,733
PRPM LLC(a),(f)
CMO Series 2021-RPL1 Class A1
07/25/2051	1.319%	5,142,258	4,852,875
Radnor Re Ltd.(a),(b)
CMO Series 2020-1 Class M1B
1-month USD LIBOR + 1.450% Floor 1.450% 02/25/2030	1.907%	12,340,000	12,188,734
Radnor RE Ltd.(a),(b)
CMO Series 2021-1 Class M1A
30-day Average SOFR + 1.650% Floor 1.650% 12/27/2033	1.939%	9,439,063	9,422,021
CMO Series 2021-1 Class M1C
30-day Average SOFR + 2.700% Floor 2.700% 12/27/2033	2.989%	14,000,000	13,079,618
Residential Mortgage Loan Trust(a),(f)
CMO Series 2019-3 Class A3
09/25/2059	3.044%	360,242	353,806
Saluda Grade Alternative Mortgage Trust(a)
CMO Series 2020-FIG1 Class A1
09/25/2050	3.568%	6,268,368	6,238,963
SG Residential Mortgage Trust(a),(f)
CMO Series 2019-3 Class M1
09/25/2059	3.526%	3,801,000	3,761,165
Stanwich Mortgage Loan Co. LLC(a),(f)
CMO Series 2021-NPB1 Class A1
10/16/2026	2.735%	10,017,649	9,673,162
Starwood Mortgage Residential Trust(a),(f)
CMO Series 2020-3 Class M1
04/25/2065	3.544%	6,500,000	6,334,730
CMO Series 2021-3 Class A1
06/25/2056	1.127%	2,675,688	2,506,711
CMO Series 2021-6 Class A3
11/25/2066	2.933%	13,954,000	12,442,119
Stonnington Mortgage Trust(a),(c),(e),(f)
CMO Series 2020-1 Class A
07/28/2024	3.500%	4,977,843	4,977,843

The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Total Return Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
April 30, 2022
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Toorak Mortgage Corp., Ltd.(f)
CMO Series 2019-2 Class A1
09/25/2022	3.721%	2,183,692	2,182,506
Toorak Mortgage Corp., Ltd.(a),(f)
CMO Series 2021-1 Class A1
06/25/2024	2.240%	15,000,000	14,431,407
Triangle Re Ltd.(a),(b)
CMO Series 2021-1 Class M1B
1-month USD LIBOR + 3.000% Floor 3.000% 08/25/2033	3.457%	981,660	982,257
CMO Series 2021-1 Class M1C
1-month USD LIBOR + 3.400% Floor 3.400% 08/25/2033	3.857%	7,250,000	7,261,675
CMO Series 2021-2 Class M1B
1-month USD LIBOR + 2.600% Floor 2.600% 10/25/2033	3.268%	8,800,000	8,692,848
CMO Series 2021-2 Class M1C
1-month USD LIBOR + 4.500% Floor 4.500% 10/25/2033	5.168%	4,800,000	4,946,192
VCAT Asset Securitization LLC(a),(f)
CMO Series 2021-NPL6 Class A1
09/25/2051	1.917%	11,141,085	10,571,501
VCAT LLC(a),(f)
CMO Series 2021-NPL5 Class A1
08/25/2051	1.868%	13,033,227	12,443,767
Vericrest Opportunity Loan Transferee CVI LLC(a),(f)
CMO Series 2021-NP12 Class A1
12/26/2051	2.734%	26,293,450	24,899,542
Vericrest Opportunity Loan Transferee XCIX LLC(a),(f)
CMO Series 2021-NPL8 Class A1
04/25/2051	2.116%	6,222,517	5,944,999
Vericrest Opportunity Loan Transferee XCVI LLC(a),(f)
CMO Series 2021-NPL5 Class A1
03/27/2051	2.116%	8,242,236	7,981,165
Verus Securitization Trust(a),(f)
CMO Series 2020-1 Class M1
01/25/2060	3.021%	13,245,000	12,675,378
CMO Series 2020-4 Class M1
05/25/2065	3.291%	4,000,000	3,822,858
CMO Series 2020-NPL1 Class A1
08/25/2050	3.598%	800,942	801,083
CMO Series 2021-5 Class A2
09/25/2066	1.218%	2,461,749	2,216,830
CMO Series 2021-5 Class A3
09/25/2066	1.373%	4,661,095	4,177,903
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-5 Class M1
09/25/2066	2.331%	2,600,000	2,121,436
CMO Series 2021-7 Class A3
10/25/2066	2.240%	7,607,995	6,918,158
CMO Series 2021-R1 Class A1
10/25/2063	0.820%	2,926,511	2,809,901
Subordinated CMO Series 2021-8 Class B1
11/25/2066	4.242%	12,412,000	11,263,308
Visio Trust(a),(f)
CMO Series 2019-2 Class A3
11/25/2054	3.076%	1,527,211	1,496,583
Visio Trust(a)
CMO Series 2021-1R Class A1
05/25/2056	1.280%	9,713,935	9,159,322
CMO Series 2021-1R Class A2
05/25/2056	1.484%	3,076,164	2,901,060
ZH Trust(a)
CMO Series 2021-1 Class A
02/18/2027	2.253%	3,515,566	3,439,269
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $1,032,673,189)			1,005,742,869

Senior Loans 0.2%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Chemicals 0.0%
WR Grace & Co.(b),(o)
Term Loan
1-month USD LIBOR + 3.750% Floor 0.500% 09/22/2028	4.813%	523,687	518,581
Consumer Cyclical Services 0.0%
8th Avenue Food & Provisions, Inc.(b),(o)
1st Lien Term Loan
1-month USD LIBOR + 3.750% 10/01/2025	4.514%	383,789	330,059
2nd Lien Term Loan
1-month USD LIBOR + 7.750% 10/01/2026	8.514%	32,969	29,610
Total			359,669
Consumer Products 0.1%
SWF Holdings I Corp.(b),(o)
1st Lien Term Loan
1-month USD LIBOR + 4.000% Floor 0.750% 10/06/2028	4.750%	1,050,000	970,599

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2022	33

Portfolio of Investments  (continued)
April 30, 2022
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Media and Entertainment 0.0%
Cengage Learning, Inc.(b),(o)
Tranche B 1st Lien Term Loan
1-month USD LIBOR + 4.750% Floor 1.000% 07/14/2026	5.750%	716,355	703,819
Technology 0.1%
Ascend Learning LLC(b),(o)
1st Lien Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 12/11/2028	4.264%	566,580	559,192
2nd Lien Term Loan
1-month USD LIBOR + 5.750% Floor 0.500% 12/10/2029	6.514%	338,000	333,352
DCert Buyer, Inc.(b),(o)
2nd Lien Term Loan
1-month USD LIBOR + 7.000% 02/19/2029	7.764%	404,000	399,120
Epicore Software Corp.(b),(o)
2nd Lien Term Loan
1-month USD LIBOR + 7.750% Floor 1.000% 07/31/2028	8.750%	106,000	107,922
Project Alpha Intermediate Holding, Inc.(b),(o)
Term Loan
1-month USD LIBOR + 4.000% 04/26/2024	4.770%	96,491	96,225
UKG, Inc.(b),(o)
1st Lien Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 05/04/2026	4.212%	339,972	336,147
2nd Lien Term Loan
1-month USD LIBOR + 5.250% Floor 0.500% 05/03/2027	6.212%	657,000	650,266
Total			2,482,224
Total Senior Loans (Cost $5,173,088)			5,034,892

U.S. Treasury Obligations 3.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
04/30/2025	0.375%	25,000,000	23,201,172
06/30/2025	2.750%	20,000,000	19,901,562
08/15/2027	2.250%	6,872,500	6,630,889
05/15/2029	2.375%	5,000,000	4,817,969
05/15/2031	1.625%	15,000,000	13,483,594
05/15/2040	1.125%	19,000,000	13,682,969
08/15/2048	3.000%	4,590,000	4,512,544
05/15/2049	2.875%	20,150,000	19,526,609
08/15/2049	2.250%	10,000,000	8,545,312
Total U.S. Treasury Obligations (Cost $128,704,127)			114,302,620

Options Purchased Calls 0.0%
Value ($)
(Cost $2,267,520)	1,515,339

Options Purchased Puts 0.7%

(Cost $4,654,261)	22,577,437

Money Market Funds 3.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.462%(p),(q)	121,348,316	121,311,912
Total Money Market Funds (Cost $121,298,696)		121,311,912
Total Investments in Securities (Cost: $3,822,486,315)		3,577,679,175
Other Assets & Liabilities, Net		(384,028,416)
Net Assets		3,193,650,759

At April 30, 2022, securities and/or cash totaling $75,843,568 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Total Return Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
April 30, 2022
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
4,490,000 EUR	4,853,802 USD	UBS	05/27/2022	112,120	—

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro-BTP	517	06/2022	EUR	67,385,780	—	(8,926,374)
Long Gilt	389	06/2022	GBP	46,073,160	—	(1,961,726)
U.S. Treasury 10-Year Note	6,581	06/2022	USD	784,167,281	—	(3,995,506)
U.S. Treasury 2-Year Note	301	06/2022	USD	63,454,563	—	(1,119,961)
U.S. Ultra Treasury Bond	1,122	06/2022	USD	180,010,875	—	(23,554,709)
Total					—	(39,558,276)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 5-Year Note	(8,945)	06/2022	USD	(1,007,849,922)	20,468,130	—

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	30,000,000	30,000,000	1.00	07/08/2022	306,000	114
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	81,730,000	81,730,000	2.25	04/27/2023	1,961,520	1,515,225
Total							2,267,520	1,515,339

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Morgan Stanley to receive 3-Month USD LIBOR BBA and pay exercise rate	Morgan Stanley	USD	198,900,000	198,900,000	1.75	11/09/2022	4,654,261	22,577,437

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	(100,000,000)	(100,000,000)	2.55	07/13/2022	(1,600,000)	(2,871,680)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(133,000,000)	(133,000,000)	1.10	05/03/2022	(565,250)	(4,994,921)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(134,300,000)	(134,300,000)	1.25	05/23/2022	(496,910)	(4,847,209)
2-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay 3-Month USD LIBOR BBA	Morgan Stanley	USD	(134,300,000)	(134,300,000)	1.25	05/23/2022	(530,485)	(4,847,209)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2022	35

Portfolio of Investments  (continued)
April 30, 2022
Put option contracts written (continued)
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
5-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(172,100,000)	(172,100,000)	1.75	07/05/2022	(1,333,775)	(10,650,873)
5-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay 3-Month USD LIBOR BBA	Morgan Stanley	USD	(239,000,000)	(239,000,000)	1.85	07/07/2022	(2,031,500)	(13,740,038)
Total							(6,557,920)	(41,951,930)

Credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	USD	8,000,000	991,250	(3,333)	331,627	—	656,290	—
Markit CMBX North America Index, Series 11 BBB-	JPMorgan	11/18/2054	3.000	Monthly	USD	1,700,000	178,234	(708)	58,984	—	118,542	—
Markit CMBX North America Index, Series 11 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	USD	1,000,000	123,907	(417)	59,299	—	64,191	—
Total							1,293,391	(4,458)	449,910	—	839,023	—

Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 38	Morgan Stanley	06/20/2027	5.000	Quarterly	USD	247,962,000	7,661,259	—	—	7,661,259	—

Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	6.373	USD	4,000,000	(495,625)	1,667	—	(888,599)	394,641	—
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	6.373	USD	5,000,000	(619,530)	2,083	—	(606,488)	—	(10,959)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	6.373	USD	7,000,000	(867,344)	2,917	—	(853,202)	—	(11,225)
Markit CMBX North America Index, Series 13 BBB-	Citi	12/16/2072	3.000	Monthly	5.312	USD	6,400,000	(829,000)	2,667	—	(324,933)	—	(501,400)
Markit CMBX North America Index, Series 10 BBB-	Goldman Sachs International	11/17/2059	3.000	Monthly	6.373	USD	7,500,000	(929,297)	3,125	—	(860,623)	—	(65,549)
Markit CMBX North America Index, Series 12 BBB-	Goldman Sachs International	08/17/2061	3.000	Monthly	5.403	USD	6,500,000	(767,812)	2,708	—	(354,481)	—	(410,623)
The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Total Return Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
April 30, 2022
Credit default swap contracts - sell protection (continued)
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 13 BBB-	Goldman Sachs International	12/16/2072	3.000	Monthly	5.312	USD	3,800,000	(492,219)	1,583	—	(312,080)	—	(178,556)
Markit CMBX North America Index, Series 13 BBB-	Goldman Sachs International	12/16/2072	3.000	Monthly	5.312	USD	5,400,000	(699,469)	2,250	—	(277,825)	—	(419,394)
Markit CMBX North America Index, Series 13 BBB-	Goldman Sachs International	12/16/2072	3.000	Monthly	5.312	USD	7,400,000	(958,531)	3,083	—	(398,668)	—	(556,780)
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	6.373	USD	5,000,000	(619,530)	2,083	—	(1,099,980)	482,533	—
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	6.373	USD	5,000,000	(619,531)	2,083	—	(852,082)	234,634	—
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	6.373	USD	6,000,000	(743,437)	2,500	—	(952,805)	211,868	—
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	6.373	USD	5,000,000	(619,530)	2,083	—	(820,503)	203,056	—
Markit CMBX North America Index, Series 11 BBB-	JPMorgan	11/18/2054	3.000	Monthly	5.389	USD	3,000,000	(314,532)	1,250	—	(446,247)	132,965	—
Markit CMBX North America Index, Series 13 BBB-	JPMorgan	12/16/2072	3.000	Monthly	5.312	USD	4,900,000	(634,704)	2,042	—	(305,692)	—	(326,970)
Markit CMBX North America Index, Series 13 BBB-	JPMorgan	12/16/2072	3.000	Monthly	5.312	USD	5,400,000	(699,468)	2,250	—	(308,174)	—	(389,044)
Markit CMBX North America Index, Series 13 BBB-	JPMorgan	12/16/2072	3.000	Monthly	5.312	USD	6,400,000	(829,000)	2,667	—	(322,958)	—	(503,375)
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	6.373	USD	7,000,000	(867,344)	2,917	—	(1,535,544)	671,117	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	6.373	USD	5,000,000	(619,531)	2,083	—	(995,516)	378,068	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	6.373	USD	7,000,000	(867,344)	2,917	—	(1,148,705)	284,278	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	6.373	USD	3,000,000	(371,719)	1,250	—	(579,649)	209,180	—
Markit CMBX North America Index, Series 11 BBB-	Morgan Stanley	11/18/2054	3.000	Monthly	5.389	USD	8,800,000	(922,626)	3,667	—	(539,813)	—	(379,146)
Markit CMBX North America Index, Series 12 BBB-	Morgan Stanley	08/17/2061	3.000	Monthly	5.403	USD	7,500,000	(885,937)	3,125	—	(356,695)	—	(526,117)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2022	37

Portfolio of Investments  (continued)
April 30, 2022
Credit default swap contracts - sell protection (continued)
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 13 BBB-	Morgan Stanley	12/16/2072	3.000	Monthly	5.312	USD	23,000,000	(2,979,217)	9,583	—	(1,304,330)	—	(1,665,304)
Markit CMBX North America Index, Series 14 BBB-	Morgan Stanley	12/16/2072	3.000	Monthly	5.537	USD	6,250,000	(829,101)	2,604	—	(570,153)	—	(256,344)
Total								(20,081,378)	67,187	—	(17,015,745)	3,202,340	(6,200,786)
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At April 30, 2022, the total value of these securities amounted to $1,968,025,543, which represents 61.62% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of April 30, 2022.
(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At April 30, 2022, the total value of these securities amounted to $51,748,634, which represents 1.62% of total net assets.
(d)	Security represents a pool of loans that generate cash payments generally over fixed periods of time. Such securities entitle the security holders to receive distributions (i.e. principal and interest, net of fees and expenses) that are tied to the payments made by the borrower on the underlying loans. Due to the structure of the security the cash payments received are not known until the time of payment. The interest rate shown is the stated coupon rate as of April 30, 2022 and is not reflective of the cash flow payments.
(e)	Valuation based on significant unobservable inputs.
(f)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of April 30, 2022.
(g)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(h)	Non-income producing investment.
(i)	Represents a security purchased on a when-issued basis.
(j)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of April 30, 2022.
(k)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At April 30, 2022, the total value of these securities amounted to $41,069, which represents less than 0.01% of total net assets.
(l)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(m)	Principal and interest may not be guaranteed by a governmental entity.
(n)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(o)	The stated interest rate represents the weighted average interest rate at April 30, 2022 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(p)	The rate shown is the seven-day current annualized yield at April 30, 2022.
The accompanying Notes to Financial Statements are an integral part of this statement.
38	Columbia Total Return Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
April 30, 2022
Notes to Portfolio of Investments  (continued)
(q)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended April 30, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.462%
	167,900,915	1,909,282,665	(1,955,867,587)	(4,081)	121,311,912	(9,527)	162,789	121,348,316
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury
FHLMC	Federal Home Loan Mortgage Corporation
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal Securities
TBA	To Be Announced
Currency Legend
EUR	Euro
GBP	British Pound
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2022	39

Portfolio of Investments  (continued)
April 30, 2022
Fair value measurements  (continued)
illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	324,672,389	15,192,448	339,864,837
Commercial Mortgage-Backed Securities - Agency	—	6,862,235	—	6,862,235
Commercial Mortgage-Backed Securities - Non-Agency	—	200,266,990	—	200,266,990
Common Stocks
Financials	203,174	—	—	203,174
Industrials	75,397	—	—	75,397
Total Common Stocks	278,571	—	—	278,571
Convertible Bonds	—	728,875	—	728,875
Corporate Bonds & Notes	—	1,083,480,658	41,069	1,083,521,727
Foreign Government Obligations	—	76,905,380	—	76,905,380
Residential Mortgage-Backed Securities - Agency	—	598,765,491	—	598,765,491
Residential Mortgage-Backed Securities - Non-Agency	—	891,614,395	114,128,474	1,005,742,869
Senior Loans	—	5,034,892	—	5,034,892
U.S. Treasury Obligations	114,302,620	—	—	114,302,620
Options Purchased Calls	—	1,515,339	—	1,515,339
Options Purchased Puts	—	22,577,437	—	22,577,437
Money Market Funds	121,311,912	—	—	121,311,912
Total Investments in Securities	235,893,103	3,212,424,081	129,361,991	3,577,679,175
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	112,120	—	112,120
Futures Contracts	20,468,130	—	—	20,468,130
Swap Contracts	—	11,702,622	—	11,702,622
Liability
Futures Contracts	(39,558,276)	—	—	(39,558,276)
Options Contracts Written	—	(41,951,930)	—	(41,951,930)
Swap Contracts	—	(6,200,786)	—	(6,200,786)
Total	216,802,957	3,176,086,107	129,361,991	3,522,251,055
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 04/30/2021 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 04/30/2022 ($)
Asset-Backed Securities — Non-Agency	9,110,923	(1,689,489)	—	1,138,047	13,749,910	(7,116,943)	—	—	15,192,448
Corporate Bonds & Notes	41,069	—	—	—	—	—	—	—	41,069
Residential Mortgage-Backed Securities — Non-Agency	113,532,969	(37,422)	—	(410,600)	62,050,000	(62,756,603)	26,750,000	(24,999,870)	114,128,474
Total	122,684,961	(1,726,911)	—	727,447	75,799,910	(69,873,546)	26,750,000	(24,999,870)	129,361,991
(a) Change in unrealized appreciation (depreciation) relating to securities held at April 30, 2022 was $778,329, which is comprised of Asset-Backed Securities — Non-Agency of $1,177,312 and Residential Mortgage-Backed Securities — Non-Agency of $(398,983).
The accompanying Notes to Financial Statements are an integral part of this statement.
40	Columbia Total Return Bond Fund | Annual Report 2022

Portfolio of Investments  (continued)
April 30, 2022
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.
Certain corporate bonds classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, trades of similar securities, estimated earnings of the respective company, market multiples derived from a set of comparable companies, and the position of the security within the respective company’s capital structure. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement. Generally, a change in estimated earnings of the respective company might result in change to the comparable companies and market multiples.
Certain residential mortgage backed securities and asset backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.
Financial assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, management concluded that the market input(s) were generally unobservable.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2022	41

Statement of Assets and Liabilities
April 30, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,694,265,838)	$3,432,274,487
Affiliated issuers (cost $121,298,696)	121,311,912
Options purchased (cost $6,921,781)	24,092,776
Cash	1,067,190
Cash collateral held at broker for:
Swap contracts	14,147,000
TBA	4,086,000
Other(a)	22,909,000
Margin deposits on:
Swap contracts	14,556,992
Unrealized appreciation on forward foreign currency exchange contracts	112,120
Unrealized appreciation on swap contracts	4,041,363
Upfront payments on swap contracts	449,910
Receivable for:
Investments sold	12,529,192
Investments sold on a delayed delivery basis	46,910,239
Capital shares sold	17,728,598
Dividends	44,447
Interest	18,211,549
Foreign tax reclaims	37,356
Variation margin for futures contracts	1,386,177
Variation margin for swap contracts	1,629,277
Expense reimbursement due from Investment Manager	11,892
Prepaid expenses	18,717
Trustees’ deferred compensation plan	377,069
Total assets	3,737,933,263
Liabilities
Option contracts written, at value (premiums received $6,557,920)	41,951,930
Unrealized depreciation on swap contracts	6,200,786
Upfront receipts on swap contracts	17,015,745
Payable for:
Investments purchased	2,888,038
Investments purchased on a delayed delivery basis	426,100,327
Capital shares purchased	38,878,123
Distributions to shareholders	7,517,363
Variation margin for futures contracts	2,769,527
Management services fees	42,186
Distribution and/or service fees	5,352
Transfer agent fees	397,775
Compensation of board members	26,801
Other expenses	111,482
Trustees’ deferred compensation plan	377,069
Total liabilities	544,282,504
Net assets applicable to outstanding capital stock	$3,193,650,759
Represented by
Paid in capital	3,628,521,490
Total distributable earnings (loss)	(434,870,731)
Total - representing net assets applicable to outstanding capital stock	$3,193,650,759
The accompanying Notes to Financial Statements are an integral part of this statement.
42	Columbia Total Return Bond Fund | Annual Report 2022

Statement of Assets and Liabilities  (continued)
April 30, 2022
Class A
Net assets	$699,471,376
Shares outstanding	21,292,217
Net asset value per share	$32.85
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$33.87
Advisor Class
Net assets	$358,749,400
Shares outstanding	10,934,064
Net asset value per share	$32.81
Class C
Net assets	$16,369,785
Shares outstanding	498,244
Net asset value per share	$32.85
Institutional Class
Net assets	$1,497,858,453
Shares outstanding	45,568,918
Net asset value per share	$32.87
Institutional 2 Class
Net assets	$209,091,191
Shares outstanding	6,373,474
Net asset value per share	$32.81
Institutional 3 Class
Net assets	$405,758,860
Shares outstanding	12,342,698
Net asset value per share	$32.87
Class R
Net assets	$6,351,694
Shares outstanding	193,265
Net asset value per share	$32.87

(a)	Includes collateral related to options purchased and options contracts written.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2022	43

Statement of Operations
Year Ended April 30, 2022
Net investment income
Income:
Dividends — affiliated issuers	$162,789
Interest	105,616,221
Total income	105,779,010
Expenses:
Management services fees	15,626,595
Distribution and/or service fees
Class A	1,989,544
Class C	199,653
Class R	31,492
Transfer agent fees
Class A	938,409
Advisor Class	513,612
Class C	23,536
Institutional Class	1,613,465
Institutional 2 Class	127,012
Institutional 3 Class	25,456
Class R	7,431
Compensation of board members	51,593
Custodian fees	53,425
Printing and postage fees	168,998
Registration fees	226,818
Audit fees	49,690
Legal fees	43,890
Interest on collateral	48,971
Compensation of chief compliance officer	1,073
Other	40,481
Total expenses	21,781,144
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(4,125,761)
Fees waived by transfer agent
Institutional 2 Class	(13,246)
Institutional 3 Class	(25,456)
Expense reduction	(1,300)
Total net expenses	17,615,381
Net investment income	88,163,629
The accompanying Notes to Financial Statements are an integral part of this statement.
44	Columbia Total Return Bond Fund | Annual Report 2022

Statement of Operations  (continued)
Year Ended April 30, 2022
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	$(31,365,460)
Investments — affiliated issuers	(9,527)
Foreign currency translations	(18,287)
Forward foreign currency exchange contracts	468,371
Futures contracts	(119,539,109)
Options purchased	16,090,320
Options contracts written	1,793,910
Swap contracts	(12,763,600)
Net realized loss	(145,343,382)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(311,001,744)
Investments — affiliated issuers	(4,081)
Foreign currency translations	(1,567)
Forward foreign currency exchange contracts	165,952
Futures contracts	(9,092,765)
Options purchased	263,209
Options contracts written	(35,641,450)
Swap contracts	4,350,330
Net change in unrealized appreciation (depreciation)	(350,962,116)
Net realized and unrealized loss	(496,305,498)
Net decrease in net assets resulting from operations	$(408,141,869)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2022	45

Statement of Changes in Net Assets
	Year Ended April 30, 2022	Year Ended April 30, 2021
Operations
Net investment income	$88,163,629	$74,216,346
Net realized gain (loss)	(145,343,382)	66,395,171
Net change in unrealized appreciation (depreciation)	(350,962,116)	87,375,881
Net increase (decrease) in net assets resulting from operations	(408,141,869)	227,987,398
Distributions to shareholders
Net investment income and net realized gains
Class A	(20,545,842)	(59,111,740)
Advisor Class	(10,992,351)	(9,899,845)
Class C	(365,555)	(1,663,273)
Institutional Class	(39,125,903)	(69,252,953)
Institutional 2 Class	(6,621,970)	(8,342,279)
Institutional 3 Class	(13,245,990)	(41,349,583)
Class R	(147,159)	(239,878)
Total distributions to shareholders	(91,044,770)	(189,859,551)
Increase in net assets from capital stock activity	1,148,230,395	374,921,635
Total increase in net assets	649,043,756	413,049,482
Net assets at beginning of year	2,544,607,003	2,131,557,521
Net assets at end of year	$3,193,650,759	$2,544,607,003
The accompanying Notes to Financial Statements are an integral part of this statement.
46	Columbia Total Return Bond Fund | Annual Report 2022

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2022		April 30, 2021
	Shares	Dollars ($)	Shares(a)	Dollars ($)
Capital stock activity
Class A
Subscriptions	3,044,452	113,585,218	3,392,143	131,241,097
Fund reorganization	1,160,251	43,249,882	—	—
Distributions reinvested	539,052	19,810,483	1,497,723	57,351,626
Redemptions	(4,293,120)	(156,197,661)	(2,850,040)	(109,899,016)
Net increase	450,635	20,447,922	2,039,826	78,693,707
Advisor Class
Subscriptions	4,447,352	164,193,332	2,218,443	85,382,536
Fund reorganization	22,289,843	829,852,611	—	—
Distributions reinvested	294,563	10,666,605	258,509	9,883,128
Redemptions	(20,328,558)	(718,469,434)	(775,459)	(29,812,236)
Net increase	6,703,200	286,243,114	1,701,493	65,453,428
Class C
Subscriptions	191,880	7,174,826	309,029	11,982,924
Distributions reinvested	9,468	348,440	41,869	1,601,588
Redemptions	(245,685)	(9,028,183)	(368,227)	(14,177,432)
Net decrease	(44,337)	(1,504,917)	(17,329)	(592,920)
Institutional Class
Subscriptions	33,295,466	1,210,427,840	13,153,693	506,956,850
Distributions reinvested	915,801	33,518,142	1,704,417	65,293,510
Redemptions	(16,764,044)	(602,857,360)	(5,951,290)	(229,194,998)
Net increase	17,447,223	641,088,622	8,906,820	343,055,362
Institutional 2 Class
Subscriptions	6,069,976	224,354,721	2,429,819	93,135,315
Distributions reinvested	180,719	6,615,919	217,562	8,317,392
Redemptions	(4,012,675)	(143,682,213)	(795,737)	(30,592,116)
Net increase	2,238,020	87,288,427	1,851,644	70,860,591
Institutional 3 Class
Subscriptions	5,326,489	198,016,596	2,326,346	89,641,196
Distributions reinvested	187,435	6,885,479	602,295	23,118,888
Redemptions	(2,548,127)	(92,789,213)	(7,755,176)	(297,530,308)
Net increase (decrease)	2,965,797	112,112,862	(4,826,535)	(184,770,224)
Class R
Subscriptions	109,119	4,081,279	82,698	3,167,249
Distributions reinvested	3,963	145,150	6,158	235,661
Redemptions	(45,604)	(1,672,064)	(30,713)	(1,181,219)
Net increase	67,478	2,554,365	58,143	2,221,691
Total net increase	29,828,016	1,148,230,395	9,714,062	374,921,635

(a)	Share activity has been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2022	47

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Tax return of capital	Total distributions to shareholders
Class A(c)
Year Ended 4/30/2022	$37.76	0.91	(4.87)	(3.96)	(0.87)	(0.08)	—	(0.95)
Year Ended 4/30/2021	$36.96	1.16	2.64	3.80	(1.13)	(1.87)	—	(3.00)
Year Ended 4/30/2020	$36.19	1.12	1.17	2.29	(1.04)	(0.48)	—	(1.52)
Year Ended 4/30/2019	$35.33	1.12	0.74	1.86	(1.00)	—	—	(1.00)
Year Ended 4/30/2018	$36.14	0.92	(0.85)	0.07	(0.84)	—	(0.04)	(0.88)
Advisor Class(c)
Year Ended 4/30/2022	$37.71	0.98	(4.84)	(3.86)	(0.96)	(0.08)	—	(1.04)
Year Ended 4/30/2021	$36.91	1.26	2.64	3.90	(1.23)	(1.87)	—	(3.10)
Year Ended 4/30/2020	$36.16	1.20	1.15	2.35	(1.12)	(0.48)	—	(1.60)
Year Ended 4/30/2019	$35.29	1.24	0.75	1.99	(1.12)	—	—	(1.12)
Year Ended 4/30/2018	$36.09	1.00	(0.84)	0.16	(0.92)	—	(0.04)	(0.96)
Class C(c)
Year Ended 4/30/2022	$37.77	0.64	(4.89)	(4.25)	(0.59)	(0.08)	—	(0.67)
Year Ended 4/30/2021	$36.96	0.87	2.65	3.52	(0.84)	(1.87)	—	(2.71)
Year Ended 4/30/2020	$36.19	0.84	1.17	2.01	(0.76)	(0.48)	—	(1.24)
Year Ended 4/30/2019	$35.33	0.84	0.78	1.62	(0.76)	—	—	(0.76)
Year Ended 4/30/2018	$36.15	0.64	(0.86)	(0.22)	(0.56)	—	(0.04)	(0.60)
Institutional Class(c)
Year Ended 4/30/2022	$37.78	1.01	(4.87)	(3.86)	(0.97)	(0.08)	—	(1.05)
Year Ended 4/30/2021	$36.98	1.26	2.64	3.90	(1.23)	(1.87)	—	(3.10)
Year Ended 4/30/2020	$36.21	1.24	1.13	2.37	(1.12)	(0.48)	—	(1.60)
Year Ended 4/30/2019	$35.34	1.20	0.79	1.99	(1.12)	—	—	(1.12)
Year Ended 4/30/2018	$36.16	1.00	(0.86)	0.14	(0.92)	—	(0.04)	(0.96)
Institutional 2 Class(c)
Year Ended 4/30/2022	$37.71	1.03	(4.86)	(3.83)	(0.99)	(0.08)	—	(1.07)
Year Ended 4/30/2021	$36.91	1.28	2.64	3.92	(1.25)	(1.87)	—	(3.12)
Year Ended 4/30/2020	$36.15	1.24	1.16	2.40	(1.16)	(0.48)	—	(1.64)
Year Ended 4/30/2019	$35.29	1.28	0.70	1.98	(1.12)	—	—	(1.12)
Year Ended 4/30/2018	$36.11	1.04	(0.86)	0.18	(0.96)	—	(0.04)	(1.00)
The accompanying Notes to Financial Statements are an integral part of this statement.
48	Columbia Total Return Bond Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A(c)
Year Ended 4/30/2022	$32.85	(10.72%)	0.87%(d)	0.74%(d),(e)	2.48%	173%	$699,471
Year Ended 4/30/2021	$37.76	10.36%	0.88%(d)	0.74%(d),(e)	3.00%	295%	$786,976
Year Ended 4/30/2020	$36.96	6.34%	0.90%(d)	0.74%(d),(e)	3.05%	272%	$694,852
Year Ended 4/30/2019	$36.19	5.45%	0.91%(d)	0.86%(d),(e)	3.19%	262%	$681,416
Year Ended 4/30/2018	$35.33	0.08%	0.91%	0.86%(e)	2.51%	300%	$711,850
Advisor Class(c)
Year Ended 4/30/2022	$32.81	(10.49%)	0.62%(d)	0.49%(d),(e)	2.69%	173%	$358,749
Year Ended 4/30/2021	$37.71	10.62%	0.63%(d)	0.49%(d),(e)	3.27%	295%	$159,565
Year Ended 4/30/2020	$36.91	6.61%	0.65%(d)	0.49%(d),(e)	3.32%	272%	$93,369
Year Ended 4/30/2019	$36.16	5.72%	0.66%(d)	0.61%(d),(e)	3.53%	262%	$15,272
Year Ended 4/30/2018	$35.29	0.44%	0.66%	0.61%(e)	2.72%	300%	$6,726
Class C(c)
Year Ended 4/30/2022	$32.85	(11.42%)	1.62%(d)	1.49%(d),(e)	1.73%	173%	$16,370
Year Ended 4/30/2021	$37.77	9.57%	1.63%(d)	1.49%(d),(e)	2.25%	295%	$20,492
Year Ended 4/30/2020	$36.96	5.55%	1.65%(d)	1.50%(d),(e)	2.30%	272%	$20,696
Year Ended 4/30/2019	$36.19	4.66%	1.66%(d)	1.61%(d),(e)	2.37%	262%	$18,905
Year Ended 4/30/2018	$35.33	(0.67%)	1.66%	1.61%(e)	1.75%	300%	$38,975
Institutional Class(c)
Year Ended 4/30/2022	$32.87	(10.49%)	0.62%(d)	0.49%(d),(e)	2.75%	173%	$1,497,858
Year Ended 4/30/2021	$37.78	10.70%	0.63%(d)	0.49%(d),(e)	3.26%	295%	$1,062,540
Year Ended 4/30/2020	$36.98	6.61%	0.65%(d)	0.49%(d),(e)	3.30%	272%	$710,558
Year Ended 4/30/2019	$36.21	5.60%	0.66%(d)	0.61%(d),(e)	3.42%	262%	$949,377
Year Ended 4/30/2018	$35.34	0.44%	0.66%	0.61%(e)	2.76%	300%	$1,037,101
Institutional 2 Class(c)
Year Ended 4/30/2022	$32.81	(10.43%)	0.55%(d)	0.42%(d)	2.80%	173%	$209,091
Year Ended 4/30/2021	$37.71	10.69%	0.57%(d)	0.43%(d)	3.33%	295%	$155,945
Year Ended 4/30/2020	$36.91	6.69%	0.57%(d)	0.42%(d)	3.38%	272%	$84,295
Year Ended 4/30/2019	$36.15	5.81%	0.58%(d)	0.53%(d)	3.64%	262%	$80,083
Year Ended 4/30/2018	$35.29	0.38%	0.58%	0.55%	2.82%	300%	$31,099
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2022	49

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Tax return of capital	Total distributions to shareholders
Institutional 3 Class(c)
Year Ended 4/30/2022	$37.79	1.05	(4.88)	(3.83)	(1.01)	(0.08)	—	(1.09)
Year Ended 4/30/2021	$36.98	1.29	2.66	3.95	(1.27)	(1.87)	—	(3.14)
Year Ended 4/30/2020	$36.21	1.24	1.17	2.41	(1.16)	(0.48)	—	(1.64)
Year Ended 4/30/2019	$35.35	1.28	0.74	2.02	(1.16)	—	—	(1.16)
Year Ended 4/30/2018	$36.16	1.04	(0.85)	0.19	(0.96)	—	(0.04)	(1.00)
Class R(c)
Year Ended 4/30/2022	$37.78	0.82	(4.87)	(4.05)	(0.78)	(0.08)	—	(0.86)
Year Ended 4/30/2021	$36.97	1.06	2.66	3.72	(1.04)	(1.87)	—	(2.91)
Year Ended 4/30/2020	$36.20	1.04	1.17	2.21	(0.96)	(0.48)	—	(1.44)
Year Ended 4/30/2019	$35.33	1.04	0.75	1.79	(0.92)	—	—	(0.92)
Year Ended 4/30/2018	$36.15	0.80	(0.82)	(0.02)	(0.76)	—	(0.04)	(0.80)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Per share amounts have been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
(d)	Ratios include interest on collateral expense which is less than 0.01%.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
50	Columbia Total Return Bond Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class(c)
Year Ended 4/30/2022	$32.87	(10.41%)	0.50%(d)	0.37%(d)	2.85%	173%	$405,759
Year Ended 4/30/2021	$37.79	10.73%	0.52%(d)	0.38%(d)	3.32%	295%	$354,336
Year Ended 4/30/2020	$36.98	6.86%	0.53%(d)	0.37%(d)	3.42%	272%	$525,287
Year Ended 4/30/2019	$36.21	5.73%	0.53%(d)	0.49%(d)	3.56%	262%	$258,172
Year Ended 4/30/2018	$35.35	0.55%	0.52%	0.50%	2.85%	300%	$272,332
Class R(c)
Year Ended 4/30/2022	$32.87	(10.94%)	1.12%(d)	0.99%(d),(e)	2.24%	173%	$6,352
Year Ended 4/30/2021	$37.78	10.15%	1.13%(d)	0.99%(d),(e)	2.76%	295%	$4,752
Year Ended 4/30/2020	$36.97	6.08%	1.15%(d)	1.00%(d),(e)	2.79%	272%	$2,501
Year Ended 4/30/2019	$36.20	5.19%	1.16%(d)	1.11%(d),(e)	2.97%	262%	$2,380
Year Ended 4/30/2018	$35.33	(0.17%)	1.16%	1.11%(e)	2.24%	300%	$1,637
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2022	51

Notes to Financial Statements
April 30, 2022
Note 1. Organization
Columbia Total Return Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund’s Board of Trustees approved reverse stock splits of the issued and outstanding shares of the Fund (the Reverse Stock Split). The Reverse Stock Split was completed after the close of business on September 11, 2020. The impact of the Reverse Stock Split was to decrease the number of shares outstanding and increase the net asset value per share for each share class of the Fund by the ratio of 4 to 1, resulting in no effect on the net assets of each share class or the value of each affected shareholder’s investment. Capital stock share activity reflected in the Statement of Changes in Net Assets and per share data in the Financial Highlights have been adjusted on a retroactive basis to reflect the impact of the Reverse Stock Split.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
52	Columbia Total Return Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
April 30, 2022
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Columbia Total Return Bond Fund | Annual Report 2022	53

Notes to Financial Statements  (continued)
April 30, 2022
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown in the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
54	Columbia Total Return Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
April 30, 2022
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to shift foreign currency exposure back to U.S. dollars. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to manage exposure to fluctuations in interest rates and to managed convexity risk. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the
Columbia Total Return Bond Fund | Annual Report 2022	55

Notes to Financial Statements  (continued)
April 30, 2022
over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption contract will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other
56	Columbia Total Return Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
April 30, 2022
side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Columbia Total Return Bond Fund | Annual Report 2022	57

Notes to Financial Statements  (continued)
April 30, 2022
Interest rate and inflation rate swap contracts
The Fund entered into interest rate swap transactions and/or inflation rate swap contracts to manage long or short exposure to an inflation index.  These instruments may be used for other purposes in future periods. An interest rate swap or inflation rate swap, as applicable, is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at April 30, 2022:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	11,702,622*
Credit risk	Upfront payments on swap contracts	449,910
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	112,120
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	20,468,130*
Interest rate risk	Investments, at value — Options purchased	24,092,776
Total		56,825,558

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	6,200,786*
Credit risk	Upfront receipts on swap contracts	17,015,745
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	39,558,276*
Interest rate risk	Options contracts written, at value	41,951,930
Total		104,726,737

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
58	Columbia Total Return Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
April 30, 2022
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended April 30, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	(247,363)	(247,363)
Foreign exchange risk	468,371	—	—	—	—	468,371
Interest rate risk	—	(119,539,109)	1,793,910	16,090,320	(12,516,237)	(114,171,116)
Total	468,371	(119,539,109)	1,793,910	16,090,320	(12,763,600)	(113,950,108)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	1,672,068	1,672,068
Foreign exchange risk	165,952	—	—	—	—	165,952
Interest rate risk	—	(9,092,765)	(35,641,450)	263,209	2,678,262	(41,792,744)
Total	165,952	(9,092,765)	(35,641,450)	263,209	4,350,330	(39,954,724)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended April 30, 2022:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	1,472,936,955
Futures contracts — short	272,908,507
Credit default swap contracts — buy protection	180,037,000
Credit default swap contracts — sell protection	114,137,500

Derivative instrument	Average value ($)*
Options contracts — purchased	15,866,277
Options contracts — written	(13,614,855)

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	41,228	(11,170)
Interest rate swap contracts	—	(2,797,383)

*	Based on the ending quarterly outstanding amounts for the year ended April 30, 2022.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for
Columbia Total Return Bond Fund | Annual Report 2022	59

Notes to Financial Statements  (continued)
April 30, 2022
unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
60	Columbia Total Return Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
April 30, 2022
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income in the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income in the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of April 30, 2022:
	Citi ($)(a)	Citi ($)(a)	Goldman Sachs International ($)	JPMorgan ($)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	UBS ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (b)	-	-	-	-	-	1,629,277	-	1,629,277
Forward foreign currency exchange contracts	-	-	-	-	-	-	112,120	112,120
Options purchased calls	1,515,339	-	-	-	-	-	-	1,515,339
Options purchased puts	-	-	-	-	22,577,437	-	-	22,577,437
OTC credit default swap contracts (c)	-	394,641	-	2,430,499	1,666,133	-	-	4,491,273
Total assets	1,515,339	394,641	-	2,430,499	24,243,570	1,629,277	112,120	30,325,446
Liabilities
Options contracts written	23,364,683	-	-	-	18,587,247	-	-	41,951,930
OTC credit default swap contracts (c)	-	3,196,806	3,834,579	6,327,830	9,857,316	-	-	23,216,531
Total liabilities	23,364,683	3,196,806	3,834,579	6,327,830	28,444,563	-	-	65,168,461
Total financial and derivative net assets	(21,849,344)	(2,802,165)	(3,834,579)	(3,897,331)	(4,200,993)	1,629,277	112,120	(34,843,015)
Total collateral received (pledged) (d)	(21,849,344)	(2,794,000)	(3,590,000)	(3,680,000)	(4,083,000)	-	-	(35,996,344)
Net amount (e)	-	(8,165)	(244,579)	(217,331)	(117,993)	1,629,277	112,120	1,153,329

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(c)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(e)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Columbia Total Return Bond Fund | Annual Report 2022	61

Notes to Financial Statements  (continued)
April 30, 2022
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
62	Columbia Total Return Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
April 30, 2022
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended April 30, 2022 was 0.48% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Columbia Total Return Bond Fund | Annual Report 2022	63

Notes to Financial Statements  (continued)
April 30, 2022
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, effective through August 31, 2023, Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Institutional 3 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
For the year ended April 30, 2022, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Advisor Class	0.13
Class C	0.12
Institutional Class	0.12
Institutional 2 Class	0.05
Institutional 3 Class	0.00
Class R	0.12
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2022, these minimum account balance fees reduced total expenses of the Fund by $1,300.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class C and Class R shares of the Fund, respectively.
64	Columbia Total Return Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
April 30, 2022
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended April 30, 2022, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.50 - 1.00(a)	409,977
Class C	—	1.00(b)	3,921

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	December 11, 2021 through August 31, 2024	September 1, 2021 through December 10, 2021	Prior to September 1, 2021
Class A	0.74%	0.74%	0.75%
Advisor Class	0.49	0.49	0.50
Class C	1.49	1.49	1.50
Institutional Class	0.49	0.49	0.50
Institutional 2 Class	0.42	0.43	0.43
Institutional 3 Class	0.37	0.38	0.38
Class R	0.99	0.99	1.00
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Reflected in the contractual cap commitment, effective through August 31, 2023, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Columbia Total Return Bond Fund | Annual Report 2022	65

Notes to Financial Statements  (continued)
April 30, 2022
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At April 30, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, tax straddles, distributions, capital loss carryforward, constructive sales of appreciated financial positions, swap investments, principal and/or interest of fixed income securities, distribution reclassifications and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
1,114,126	(1,114,432)	306
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2022			Year Ended April 30, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
84,107,203	6,937,567	91,044,770	154,497,770	35,361,781	189,859,551
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
13,838,527	—	(175,720,066)	(265,069,179)
At April 30, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
3,787,320,234	16,365,854	(281,435,033)	(265,069,179)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at April 30, 2022, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended April 30, 2022, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(91,843,703)	(83,876,363)	(175,720,066)	—
66	Columbia Total Return Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
April 30, 2022
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $6,080,018,688 and $5,906,518,658, respectively, for the year ended April 30, 2022, of which $4,479,443,029 and $4,212,216,619, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Transactions to realign the portfolio for the Fund following the Reorganization as described in  Note 9 are excluded for purposes of calculating the Fund’s portfolio turnover rate. These repositioning transactions amounted to cost of purchases and proceeds from sales of $276,840,715 and $26,937,484, respectively.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended April 30, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective
Columbia Total Return Bond Fund | Annual Report 2022	67

Notes to Financial Statements  (continued)
April 30, 2022
borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended April 30, 2022.
Note 9. Fund reorganization
At the close of business on December 10, 2021, the Fund acquired the assets and assumed the identified liabilities of BMO Core Plus Bond Fund (the Acquired Fund), a series of BMO Funds Inc. The reorganization was completed after shareholders of the Acquired Fund approved a plan of reorganization at a shareholder meeting held on November 23, 2021. The purpose of the reorganization was to combine two funds with comparable investment objectives and strategies.
The aggregate net assets of the Fund immediately before the reorganization were $3,221,966,676 and the combined net assets immediately after the reorganization were $4,095,069,169.
The reorganization was accomplished by a tax-free exchange of 75,114,557 shares of the Acquired Fund valued at $873,102,493 (including $6,019,203 of unrealized appreciation/(depreciation)).
In exchange for the Acquired Fund’s shares, the Fund issued the following number of shares:
Shares
Class A	1,160,251
Advisor Class	22,289,843
For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the Acquired Fund’s cost of investments was carried forward.
The Fund’s financial statements reflect both the operations of the Fund for the period prior to the reorganization and the combined Fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the combined Fund’s Statement of Operations since the reorganization was completed.
Assuming the reorganization had been completed on May 1, 2021, the Fund’s pro-forma results of operations for the year ended April 30, 2022 would have been approximately:
($)
Net investment income	104,475,000
Net realized loss	(114,922,000)
Net change in unrealized appreciation/(depreciation)	(384,820,000)
Net decrease in net assets from operations	(395,267,000)
Note 10. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
68	Columbia Total Return Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
April 30, 2022
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
LIBOR replacement risk
The elimination of London Inter-Bank Offered Rate (LIBOR), among other "inter-bank offered" reference rates, may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority and the ICE Benchmark Administration have announced that a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. A subset of non-U.S. dollar LIBOR settings are continuing to be published on a “synthetic” basis and it is possible that a subset of U.S. dollar LIBOR settings will also be published after June 30, 2023 on a “synthetic” basis. Any such publications are, or would be considered, non-representative of the underlying market. Markets are slowly developing in response to the elimination of LIBOR. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. These risks are likely to persist until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become more settled. Alternatives to LIBOR have been established or are in development in most major currencies, including the Secured Overnight Financing Rate (SOFR), which the U.S. Federal Reserve is promoting as the alternative reference rate to U.S. dollar LIBOR.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Columbia Total Return Bond Fund | Annual Report 2022	69

Notes to Financial Statements  (continued)
April 30, 2022
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock and commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or
70	Columbia Total Return Bond Fund | Annual Report 2022

Notes to Financial Statements  (continued)
April 30, 2022
non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At April 30, 2022, three unaffiliated shareholders of record owned 35.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 41.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 11. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 12. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Total Return Bond Fund | Annual Report 2022	71

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Total Return Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Total Return Bond Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of April 30, 2022, the related statement of operations for the year ended April 30, 2022, the statement of changes in net assets for each of the two years in the period ended April 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2022 and the financial highlights for each of the five years in the period ended April 30, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 23, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
72	Columbia Total Return Bond Fund | Annual Report 2022

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2022. Shareholders will be notified in early 2023 of the amounts for use in preparing 2022 income tax returns.
Section 163(j) Interest Dividends
94.80%
Section 163(j) Interest Dividends. The percentage of ordinary income distributed during the fiscal year that shareholders may treat as interest income for purposes of IRC Section 163(j), subject to holding period requirements and other limitations.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Columbia Total Return Bond Fund | Annual Report 2022	73

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
74	Columbia Total Return Bond Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
Columbia Total Return Bond Fund | Annual Report 2022	75

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
76	Columbia Total Return Bond Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Total Return Bond Fund | Annual Report 2022	77

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
78	Columbia Total Return Bond Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2021, through December 31, 2021, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Columbia Total Return Bond Fund | Annual Report 2022	79

Columbia Total Return Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN166_04_M01_(06/22)

Annual Report
April 30, 2022
Multi-Manager Directional Alternative Strategies Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Multi-Manager Directional Alternative Strategies Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Multi-Manager Directional Alternative Strategies Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks capital appreciation.
Portfolio management
Boston Partners Global Investors, Inc
Joseph Feeney, Jr., CFA
Eric Connerly, CFA
J.P. Morgan Investment Management Inc.
Rick Singh
Allspring Global Investments, LLC
Harindra de Silva, CFA
Dennis Bein, CFA*
David Krider, CFA
* Dennis Bein, CFA, has announced his intention to step down as a portfolio manager of the Fund as of June 1, 2022 and retire from Allspring Global Investments, LLC at the end of September 2022
Average annual total returns (%) (for the period ended April 30, 2022)
	Inception	1 Year	5 Years	Life
Institutional Class*	01/03/17	10.42	3.81	4.60
HFRX Equity Hedge Index		3.91	4.15	4.63
Wilshire Liquid Alternative Equity Hedge Index		0.42	3.45	3.97
MSCI World Index (Net)		-3.52	10.17	11.46
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Returns shown for periods prior to the inception date of the Fund’s Institutional Class shares include the returns of the Fund’s Class A shares for the period from October 17, 2016 (the inception date of the Fund) through January 2, 2017. Class A shares were offered prior to the Fund’s Institutional Class shares but have since been merged into the Fund’s Institutional Class shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The HFRX Equity Hedge Index strategies maintain positions both long and short in primarily equity and equity derivative securities. Equity Hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested in equities, both long and short. Hedge Fund Research, Inc. (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. HFRX Indices utilize state-of-the-art quantitative techniques and analysis; multi-level screening, cluster analysis, Monte-Carlo simulations and optimization techniques ensure that each Index is a pure representation of its corresponding investment focus.
The Wilshire Liquid Alternative Equity Hedge Index measures the performance of the equity hedge strategy component of the Wilshire Liquid Alternative Index℠. Equity hedge investment strategies predominantly invest in long and short equities. The Wilshire Liquid Alternative Equity Hedge Index (WLIQAEH) is designed to provide a broad measure of the liquid alternative equity hedge market.
The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI World Index (Net), which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (October 17, 2016 — April 30, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Institutional Class shares of Multi-Manager Directional Alternative Strategies Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown — long positions (%) (at April 30, 2022)
Common Stocks	118.6
Exchange-Traded Equity Funds	0.4
Preferred Stocks	0.0(a)
Warrants	0.1
Short-Term Investments Segregated in Connection with Open Derivatives Contracts(b)	22.9
Total	142.0

(a)	Rounds to zero.
(b)	Includes investments in Money Market Funds (amounting to $42.6 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives which provide exposure to multiple markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments net of investments sold short and excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Portfolio breakdown — short positions (%) (at April 30, 2022)
Common Stocks	(40.8)
Exchange-Traded Equity Funds	(1.2)
Total	(42.0)
Percentages indicated are based upon total investments net of investments sold short and excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown — long positions (%) (at April 30, 2022)
Communication Services	5.2
Consumer Discretionary	13.8
Consumer Staples	7.6
Energy	8.3
Financials	8.7
Health Care	17.6
Industrials	12.8
Information Technology	14.3
Materials	6.7
Real Estate	3.0
Utilities	2.0
Total	100.0
Percentages indicated are based upon total long equity investments. The Fund’s portfolio composition is subject to change.

4	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2022

Fund at a Glance   (continued)
(Unaudited)
Equity sector breakdown — short positions (%) (at April 30, 2022)
Communication Services	(4.2)
Consumer Discretionary	(12.7)
Consumer Staples	(14.0)
Energy	(2.4)
Financials	(14.5)
Health Care	(8.3)
Industrials	(19.5)
Information Technology	(13.0)
Materials	(7.6)
Real Estate	(2.8)
Utilities	(1.0)
Total	(100.0)
Percentages indicated are based upon total short equity investments. The Fund’s portfolio composition is subject to change.
Market exposure through derivatives investments (% of notional exposure) (at April 30, 2022)(a)
	Long	Short	Net
Equity Derivative Contracts	268.7	(368.7)	(100.0)
Total Notional Market Value of Derivative Contracts	268.7	(368.7)	(100.0)
(a) The Fund has market exposure (long and/or short) to equity asset classes through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 of the Notes to Financial Statements.

Multi-Manager Directional Alternative Strategies Fund | Annual Report 2022	5

Manager Discussion of Fund Performance
(Unaudited)
During the 12-month period ended April 30, 2022, the Fund was managed by four independent money management firms and each invested a portion of the portfolio’s assets. Effective February 17, 2022, AQR Capital Management, LLC (AQR) ceased serving as a subadvisor of the Fund and J.P. Morgan Investment Management Inc. (JPMorgan) assumed day-to-day management of a portion of the Fund’s portfolio. As of April 30, 2022, Boston Partners Global Investors, Inc. doing business as Boston Partners (Boston Partners), Allspring Global Investments, LLC (Allspring) and JPMorgan managed approximately 40.54%, 29.82% and 29.64% of the Fund’s assets, respectively.
For the 12-month period that ended April 30, 2022, the Fund’s Institutional Class shares returned 10.42%. During the same time period, the Fund outperformed the HFRX Equity Hedge Index, which returned 3.91%, and the Wilshire Liquid Alternative Equity Hedge Index, which returned 0.42%. The Fund also outperformed the MSCI World Index (Net), which returned -3.52% during the 12-month period.
The Fund’s subadvisers employ a variety of alternative investment strategies, involving strategies, techniques and practices designed to seek capital appreciation through participation in the broad equity and other markets while hedging overall market exposure relative to traditional long-only equity strategies. Generally, the Fund seeks to provide higher risk-adjusted returns with lower volatility compared to equity markets.
Market overview
Despite a strong rally in 2021, global equities were flat to negative for the 12-month period that ended April 30, 2022. As pandemic-related restrictions were eased, robust economic growth and corporate earnings drove gains for stocks. Both U.S. monetary and fiscal policy were highly supportive, as Congress approved massive spending packages that included direct payments to citizens and the U.S. Federal Reserve (Fed) maintained its benchmark overnight lending rate near zero while engaging in bond market purchases to keep longer term borrowing costs low. The fourth quarter of 2021 saw the Fed adopt a more hawkish tone in response to persistently high inflation, driven in large part by supply chain constraints and rising commodity prices, which led to increased market volatility. High-growth companies came under intense selling pressure and many investors crowded back to more defensive and established growth stocks, rotating away from longer duration growth stocks.
The first four months of 2022 erased much of the gains won in 2021. Most major indices returned in negative territory as global markets grappled with individual stock volatility, the number and timing of interest rate hikes by the Fed, inflation and rising geopolitical tensions. The invasion of Ukraine by Russia on February 24, 2022, roiled global markets and drove significant sell-offs. The conflict pressured the outlook for global growth and raised fresh concerns about supply chains, weighing heavily on investor sentiment. In addition, the resulting sanctions from the United States and other nations contributed to a spike in commodity prices by restricting the supply of oil and other raw materials. This development further weighed on the markets by fueling expectations that inflation, which was already accelerating, would rise to an even greater extent. As a result, investors began to factor in the possibility of very aggressive interest rate hikes by the Fed over the remainder of 2022.
Global commodities markets saw historic volatility as a U.S. and E.U.-led coalition of governments, central banks, and corporations imposed unprecedented sanctions on Russia, the world’s third largest oil producer. Commodities delivered strong gains overall, driven in large part by energy markets, with the Bloomberg Commodity Index Total Return delivering a gain of 43.53% for the 12-month period that ended April 30, 2022.
AQR
We managed a portion of the Fund’s portfolio from the start of the period through February 16, 2022. During that time period, our portion of the Fund outperformed its custom benchmark, composed of 50% MSCI World Index and 50% FTSE Three-Month U.S. Treasury Bill Index.
The strategy utilized equity swaps, equity index futures, and currency forwards during the period. The strategy uses equity derivative instruments as a substitute for investing in conventional securities and for investment purposes to increase economic exposure to a particular security or index in a cost-effective manner. Additionally, the strategy utilizes both equity index futures and currency forwards to gain passive equity market exposure. The use of derivatives had a meaningful impact
6	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2022

Manager Discussion of Fund Performance  (continued)
(Unaudited)
on the strategy’s performance during the period. Specifically, the strategy’s passive market exposure and tactical market exposure components were implemented entirely using derivatives. The global stock selection component was implemented using both common equities and equity swaps.
Notable contributors in our portion of the Fund during the period
Outperformance in our portion of the Fund was driven by its market neutral stock selection component.
•	The Fund’s passive market exposure contributed to overall performance.
•	From an investment theme perspective, valuation, sentiment, quality, and momentum each contributed positively to performance.
•	The top contributing sectors were health care, consumer discretionary, and industrials. The strategy’s portfolio process is a market neutral model that does not think in benchmark-relative terms, along with a static passive exposure via futures.
•	The top three individual contributors to performance during our reporting period were WM Morrison Super Markets, Vroom, and Beyond Meat, Inc.
•	From a country perspective, stock selection within the United States and the United Kingdom were the largest contributors to performance during the period.
Notable detractors in our portion of the Fund during the period
•	Tactical market exposure in our portion of the Fund detracted from overall performance.
•	The bottom performing sectors in our portion of the portfolio were real estate and utilities.
•	During our reporting period, the top three individual detractors from performance were Avis Budget Group, Toyota Motor Corporation, and AtoS SE.
•	In terms of country exposure, Germany, France and Switzerland were the largest detractors.
Boston Partners
Our portion of the Fund outperformed its benchmark, the S&P 500 Index, for the 12 months that ended April 30, 2022, primarily a result of maintaining our strategy’s valuation discipline. Our portion of the portfolio is populated with long positions in statistically inexpensive companies and short positions in expensive companies, which was a significant tailwind for performance. Value stocks, as measured by the Russell 3000 Value Index, rose 0.8% for the one-year period ending April 30, 2022, while growth stocks, measured by the Russell 3000 Growth Index fell -6.8%. The sharp underperformance of expensive stocks with weak profitability aided performance in our portion of the Fund, as our short positions fell in price by more than 22% during the period and was the primary driver of Fund performance.
Notable contributors in our portion of the Fund during the period
•	Long positions in energy stocks were the top contributors to performance in our portion of the Fund during the reporting period, as oil prices measured by WTI (West Texas Intermediate) Oil were up over 65% during the year.
•	Top contributors were oil producers including Cenovus Energy, Inc., Devon Energy Corp. and Canadian Natural Resources Ltd.
•	Long positions in the health care sector were also among the top contributors, with pharmaceutical holdings including Novo Nordisk A/S and AstraZeneca PLC delivering strong earnings reports, while managed care insurance holdings Centene Corp. and CVS Health Corp. also benefitted from better-than-expected earnings and guidance.
•	Short positions in the consumer discretionary sector fell sharply and positively contributed, as less profitable e-commerce holdings saw revenue growth slow, with names such as Chewy, Inc. and Carvana Co. down more than 50% and positively contributing.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2022	7

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	Several statistically expensive health care shorts also fell in price, primarily within biotechnology and included names such as CureVac NV, Kodiak Sciences, Inc. and Allogene Therapeutics, Inc. (all down more than 70% during the period).
•	Lastly, several small- to mid-cap U.S. software shorts fell sharply and contributed positively to results, with the common theme consisting of very high valuations (typically greater than 20x sales) with slowing revenue growth and increasing competition.
Notable detractors in our portion of the Fund during the period
•	Long positions within the consumer discretionary sector were the top detractors, as companies in the leisure and lodging sector fell in price as the Omicron variant further delayed a full earnings recovery.
•	Top leisure and lodging detractors included Flutter Entertainment PLC, Wynn Macau Ltd. and Las Vegas Sands Corp.
•	Long positions in housing-related stocks also declined amid the surge higher in mortgage rates, with top detractors including Tempur Sealy International, Inc., Mohawk Industries, Inc. and Whirlpool Corp.
•	Long positions in financials also detracted, as regional banks fell in price as the U.S. yield curve flattened during the latter portion of the period. Top individual detractors included Truist Financial Corp., Huntington Bancshares, Inc., KeyCorp and Capital One Financial Corp.
Allspring
Our portion of the Fund outperformed its custom benchmark, composed of 50% MSCI World Index/50% FTSE Three-Month U.S. Treasury Bill Index, due primarily to risk exposures in our portion of the Fund.  The portfolio maintained an overweight position to low beta securities, and an underweight position to high beta securities. During this period, low beta securities substantially outperformed the market and high beta securities substantially underperformed the market.
Our stock selection model also performed well during most of the year, as stocks we forecasted to do well outperformed stocks we thought would do poorly.  This was primarily the result of favoring certain valuation characteristics which outperformed during the 12-month period ended April 30, 2022. Specifically, an emphasis to companies with strong book value and earnings relative to their price positively impacted results as these characteristics were rewarded by investors.
Our portion of the Fund utilizes short positions to pursue downside protection, risk hedging, and also to enhance stock selection.  Our strategy, the Global Long/Short strategy, attempts to achieve a consistent 100% Long/30% Short structure at all times.
Notable contributors in our portion of the Fund during the period
•	Short positions in Carvana Co., Canopy Growth Corp. and Exact Sciences Corp., were the largest positive contributors to performance in our portion of the Fund. These companies exhibited factor exposures which were penalized by the market environment and our short positions were rewarded.
•	An underweight exposure to the consumer discretionary sector was the greatest positive contributor from a sector weighting perspective.
•	Countries that made positive contributions were underweight positions to the Netherlands, Germany and Japan as all three underperformed the MSCI World Index (Net).
•	In addition, while an underweight position in the United States detracted slightly from performance, stock selection within the United States was particularly strong and added significant value overall.
Notable detractors in our portion of the Fund during the period
•	Long positions in Yamada Holdings Co., Ltd., Moderna, Inc. and Adecco Group AG, were the largest detractors from performance. These companies exhibited factor exposures which were not rewarded by the market environment.
•	An underweight exposure to the strong-performing energy sector was the greatest detractor from a sector weighting perspective.
8	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2022

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	Countries that had negative contributions were the United Kingdom, Canada and Hong Kong.
○	An overweight position to Hong Kong negatively impacted performance as this country posted negative returns. In addition, stock selection within Hong Kong struggled within our portion of the Fund.
○	Underweight positions to the UK and Canada negatively detracted from returns as these countries posted positive gains and outperformed the index. However, strong stock selection within both the UK and Canada also positively impacted returns overall.
JPMorgan
We began managing a portion of the Fund’s portfolio on February 17, 2022. From February 17, 2022 through the close of the reporting period, our portion of the Fund outperformed our custom benchmark, composed of 50% S&P 500 Index/50% FTSE Three-Month U.S. Treasury Bill Index.
The positioning of the portfolio evolved across multiple dimensions in the period. Gross and net exposures were actively reduced, which is consistent with our process as increased risks in the market translate to lower exposures and a more conservative approach in our portion of the portfolio. Both the long and short side of the portfolio have been diversified with respect to industry, sector, valuation and style considerations. In the long book, our portion of the portfolio has a greater presence of macro-agnostic companies, with examples found in health care, transportation, cloud infrastructure, and utilities. Within the short book, we increased the number of holdings as well as diversity across style and sectors. Examples include companies we believe are globally exposed to highly discretionary spending, consumer staples businesses with significant exposure to inflationary pressures as well as those companies that had been beneficiaries of the stay-at-home period during the pandemic but now, in our opinion, face tough comparisons.
Notable contributors in our portion of the Fund during the period
•	Our strategy’s short portfolio was a modest contributor during the period, as short positions in the information technology and industrials sectors contributed to performance in our portion of the Fund.
•	Long positions in the financials sector contributed during the period. Top individual contributors during the period included long positions in UnitedHealth Group, Inc. and Berkshire Hathaway, Inc.
Notable detractors in our portion of the Fund during the period
•	The long portfolio was the primary detractor during the period.
•	Long positions in the information technology and industrials sectors were top detractors.
•	Top individual detractors included long positions in Tempur Sealy International, Inc. and Seagate Technology Holdings PLC.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole.  The Fund is managed by multiple advisers independently of one another, which may result in contradicting trades (i.e., with no net benefit to the Fund), while increasing transaction costs. As a non-diversified fund, fewer investments could have a greater effect on performance. Alternative investments cover a broad range of strategies and structures designed to be low or non-correlated to traditional equity and fixed-income markets with along-term expectation of illiquidity. Alternative investments involve substantial risks and are more volatile than traditional investments, making them more suitable for investors with an above-average tolerance for risk. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. Short positions (where the underlying asset is not owned) can create unlimited risk. The Fund’s use of leverage allows for investment exposure in excess of net assets, thereby magnifying volatility of returns and risk of loss. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Fixed-income securities present issuer default risk. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. See the Fund’s prospectus for more information on these and other risks.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2022	9

Manager Discussion of Fund Performance  (continued)
(Unaudited)
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
10	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2021 — April 30, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Institutional Class	1,000.00	1,000.00	1,078.80	1,012.86	12.54	12.14	2.42
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Participants in wrap fee programs pay other fees that are not included in the above table. Please refer to the wrap program documents for information about the fees charged.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2022	11

Portfolio of Investments
April 30, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 82.8%
Issuer	Shares	Value ($)
Communication Services 4.3%
Diversified Telecommunication Services 0.7%
Deutsche Telekom AG, Registered Shares	31,117	573,211
Liberty Global PLC, Class C(a),(b)	15,285	362,255
Lumen Technologies, Inc.(b)	86,625	871,447
Total		1,806,913
Entertainment 0.3%
Activision Blizzard, Inc.	6,710	507,276
Live Nation Entertainment, Inc.(a)	2,266	237,658
Total		744,934
Interactive Media & Services 1.8%
Alphabet, Inc., Class A(a),(b)	1,361	3,106,061
Alphabet, Inc., Class C(a),(b)	490	1,126,672
Meta Platforms, Inc., Class A(a)	2,522	505,585
Total		4,738,318
Media 1.3%
Charter Communications, Inc., Class A(a)	613	262,664
Dentsu Group, Inc.	12,300	443,312
Gray Television, Inc.	26,705	494,577
Interpublic Group of Companies, Inc. (The)(b)	15,256	497,651
Nexstar Media Group, Inc., Class A	8,536	1,352,273
Omnicom Group, Inc.	7,504	571,279
Publicis Groupe SA	396	23,775
Total		3,645,531
Wireless Telecommunication Services 0.2%
T-Mobile USA, Inc.(a)	4,815	592,919
Total Communication Services		11,528,615
Consumer Discretionary 11.4%
Automobiles 2.1%
Ferrari NV	1,826	382,985
Harley-Davidson, Inc.	18,968	691,384
Tesla Motors, Inc.(a),(b)	5,099	4,440,005
Total		5,514,374
Distributors 0.2%
LKQ Corp.	11,022	547,022
Common Stocks (continued)
Issuer	Shares	Value ($)
Diversified Consumer Services 0.2%
Stride, Inc.(a)	14,684	577,081
Hotels, Restaurants & Leisure 1.4%
Domino’s Pizza, Inc.(b)	2,700	912,600
Entain PLC(a)	24,000	450,968
Flutter Entertainment PLC(a)	4,733	478,064
International Game Technology PLC	19,900	434,417
Restaurant Brands International, Inc.	8,118	463,457
Travel + Leisure Co.	9,975	553,413
Wyndham Hotels & Resorts, Inc.	4,010	352,720
Wynn Macau Ltd.(a)	232,800	142,992
Yum! Brands, Inc.(b)	450	52,654
Total		3,841,285
Household Durables 1.0%
Garmin Ltd.	5,970	655,148
Lennar Corp., Class A(b)	1,059	81,003
Mohawk Industries, Inc.(a)	3,363	474,385
PulteGroup, Inc.(b)	10,564	441,153
Sony Group Corp., ADR	1,385	119,179
Tempur Sealy International, Inc.	18,184	492,968
Whirlpool Corp.(b)	2,027	367,941
Total		2,631,777
Internet & Direct Marketing Retail 0.4%
Amazon.com, Inc.(a),(b)	147	365,388
eBay, Inc.(b)	10,806	561,047
Total		926,435
Leisure Products 0.4%
Callaway Golf Co.(a)	17,621	386,605
Hasbro, Inc.	5,606	493,664
Polaris, Inc.	2,360	224,059
Total		1,104,328
Multiline Retail 3.3%
Dollar General Corp.(b)	13,670	3,247,035
Kohl’s Corp.	1,965	113,734
Target Corp.(b)	23,338	5,336,234
Total		8,697,003
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
April 30, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Specialty Retail 2.1%
AutoNation, Inc.(a)	868	100,610
AutoZone, Inc.(a),(b)	784	1,533,089
O’Reilly Automotive, Inc.(a),(b)	4,122	2,500,199
Ross Stores, Inc.	6,460	644,514
TJX Companies, Inc. (The)	7,291	446,792
Ulta Beauty, Inc.(a)	1,049	416,243
Total		5,641,447
Textiles, Apparel & Luxury Goods 0.3%
Carter’s, Inc.	3,207	270,157
Pandora A/S	5,184	455,189
PVH Corp.	1,909	138,937
Total		864,283
Total Consumer Discretionary		30,345,035
Consumer Staples 6.3%
Beverages 1.1%
Carlsberg AS, Class B	2,284	290,144
Coca-Cola Bottling Co. Consolidated(b)	409	180,574
Coca-Cola Co. (The)(b)	3,943	254,757
Coca-Cola Europacific Partners PLC(b)	30,711	1,534,014
Keurig Dr. Pepper, Inc.	16,613	621,326
Molson Coors Beverage Co., Class B(b)	2,261	122,411
Total		3,003,226
Food & Staples Retailing 1.7%
Alimentation Couche-Tard, Inc.	6,900	307,174
Carrefour SA	13,292	281,891
Costco Wholesale Corp.(b)	441	234,488
George Weston Ltd.	3,100	385,663
J. Sainsbury PLC	69,488	202,749
Jeronimo Martins SGPS SA	24,000	499,599
Koninklijke Ahold Delhaize NV	1,020	30,086
Kroger Co. (The)(b)	17,128	924,227
Loblaw Companies Ltd.	1,500	137,209
Tesco PLC	55,695	189,214
U.S. Foods Holding Corp.(a)	14,104	530,592
Walgreens Boots Alliance, Inc.(b)	2,959	125,462
Walmart, Inc.	4,851	742,154
Total		4,590,508
Common Stocks (continued)
Issuer	Shares	Value ($)
Food Products 2.3%
Archer-Daniels-Midland Co.(b)	10,446	935,544
Bunge Ltd.(b)	6,898	780,302
Chocoladefabriken Lindt & Spruengli AG	12	134,580
ConAgra Foods, Inc.(b)	1,579	55,154
General Mills, Inc.(b)	2,444	172,864
Hershey Co. (The)(b)	2,574	581,132
JM Smucker Co. (The)(b)	2,097	287,142
Kellogg Co.(b)	456	31,236
Kraft Heinz Co. (The)	16,966	723,261
Tyson Foods, Inc., Class A(b)	15,552	1,448,824
WH Group Ltd.	1,277,500	882,241
Total		6,032,280
Household Products 0.8%
Church & Dwight Co., Inc.(b)	2,937	286,534
Colgate-Palmolive Co.(b)	3,019	232,614
Kimberly-Clark Corp.(b)	1,761	244,480
Procter & Gamble Co. (The)(b)	8,139	1,306,716
Total		2,070,344
Tobacco 0.4%
British American Tobacco PLC	208	8,718
British American Tobacco, ADR	18,910	790,060
Imperial Brands PLC	17,358	361,316
Philip Morris International, Inc.(b)	203	20,300
Total		1,180,394
Total Consumer Staples		16,876,752
Energy 6.8%
Energy Equipment & Services 0.6%
Halliburton Co.	26,293	936,557
Schlumberger NV	20,614	804,152
Total		1,740,709
Oil, Gas & Consumable Fuels 6.2%
BP PLC	30,312	146,340
Canadian Natural Resources Ltd.	4,300	266,137
Canadian Natural Resources Ltd.	9,499	587,703
Cenovus Energy, Inc.	63,016	1,165,010
Centrus Energy Corp. Class A(a),(b)	8,545	237,209
ConocoPhillips Co.(b)	8,148	778,297

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2022	13

Portfolio of Investments  (continued)
April 30, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Devon Energy Corp.(b)	20,637	1,200,454
Diamondback Energy, Inc.(b)	7,609	960,484
Enerplus Corp.	47,183	578,103
ENI SpA	14,823	207,208
EOG Resources, Inc.(b)	4,509	526,471
Equinor ASA	30,250	1,022,437
Exxon Mobil Corp.(b)	5,742	489,506
Imperial Oil Ltd.	15,100	760,260
Inpex Corp.	85,300	1,014,914
Kosmos Energy Ltd.(a)	43,260	292,438
Marathon Petroleum Corp.	10,436	910,645
MEG Energy Corp.(a)	45,148	678,283
Occidental Petroleum Corp.(b)	6,646	366,128
Parex Resources, Inc.	10,639	207,372
PDC Energy, Inc.	6,606	460,703
Pioneer Natural Resources Co.	2,993	695,783
Range Resources Corp.(a)	20,161	603,620
Repsol SA	34,419	513,459
TotalEnergies SE, ADR	5,377	261,914
Tourmaline Oil Corp.	17,900	921,857
Valero Energy Corp.	1,265	141,022
Whiting Petroleum Corp.	7,457	544,734
Total		16,538,491
Total Energy		18,279,200
Financials 7.2%
Banks 3.3%
Banco Santander SA	185,449	541,947
Bank of America Corp.(b)	21,730	775,326
DBS Group Holdings Ltd.	6,200	150,416
East West Bancorp, Inc.	10,411	742,304
Fifth Third Bancorp	19,998	750,525
Hana Financial Group, Inc.	5,416	201,078
Huntington Bancshares, Inc.	57,926	761,727
ING Groep NV	18,116	171,635
JPMorgan Chase & Co.(b)	6,009	717,234
KeyCorp	35,707	689,502
NatWest Group PLC	352,701	946,222
Nordea Bank Abp	35,020	349,152
Regions Financial Corp.	12,752	264,222
Common Stocks (continued)
Issuer	Shares	Value ($)
Societe Generale SA	759	18,242
Truist Financial Corp.	12,561	607,324
United Overseas Bank Ltd.	11,900	254,734
Wells Fargo & Co.(b)	21,623	943,412
Total		8,885,002
Capital Markets 0.8%
Charles Schwab Corp. (The)	8,516	564,866
Deutsche Bank AG, Registered Shares(a)	6,972	69,716
Franklin Resources, Inc.(b)	12,246	301,129
Goldman Sachs Group, Inc. (The)	1,380	421,576
S&P Global, Inc.(b)	1,126	423,939
UBS Group AG, Registered Shares	17,439	293,673
Total		2,074,899
Consumer Finance 0.7%
Capital One Financial Corp.	3,569	444,769
Discover Financial Services	4,745	533,622
SLM Corp.	29,401	491,879
Synchrony Financial	9,685	356,505
Total		1,826,775
Diversified Financial Services 1.1%
A-Mark Precious Metals, Inc.(b)	6,921	545,375
Berkshire Hathaway, Inc., Class B(a),(b)	6,187	1,997,349
Investor AB, Class A	2,714	56,686
Wendel SA	2,242	223,380
Total		2,822,790
Insurance 1.3%
Aegon NV	2,290	11,873
Allstate Corp. (The)	4,002	506,413
American International Group, Inc.	2,069	121,057
Aon PLC, Class A	1,454	418,737
Chubb Ltd.	980	202,321
Direct Line Insurance Group PLC	129,520	411,081
Everest Re Group Ltd.(b)	2,696	740,618
RenaissanceRe Holdings Ltd.	2,532	363,393
Sampo OYJ, Class A	7,313	355,101
WR Berkley Corp.	5,513	366,559
Total		3,497,153
Total Financials		19,106,619

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
April 30, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 14.6%
Biotechnology 2.1%
AbbVie, Inc.(b)	17,112	2,513,411
Amgen, Inc.	3,057	712,862
Catalyst Pharmaceuticals, Inc.(a),(b)	47,151	359,291
Gilead Sciences, Inc.(b)	22,462	1,332,895
iTeos Therapeutics, Inc.(a),(b)	8,003	213,600
Moderna, Inc.(a),(b)	2,072	278,497
Regeneron Pharmaceuticals, Inc.(a),(b)	12	7,909
Vir Biotechnology, Inc.(a),(b)	9,388	191,046
Total		5,609,511
Health Care Equipment & Supplies 2.6%
Abbott Laboratories	2,531	287,269
Boston Scientific Corp.(a)	7,130	300,244
Envista Holdings Corp.(a)	6,879	272,546
Getinge AB, Series CPO	3,384	97,892
Medtronic PLC	4,973	518,982
Ortho Clinical Diagnostics Holdings PLC(a)	2,286	40,256
Stryker Corp.	1,351	325,942
Zimmer Biomet Holdings, Inc.(b)	40,356	4,872,987
Zynex, Inc.(b)	39,456	251,335
Total		6,967,453
Health Care Providers & Services 4.9%
Amedisys, Inc.(a)	838	106,971
AmerisourceBergen Corp.	451	68,232
AMN Healthcare Services, Inc.(a),(b)	4,142	404,880
Anthem, Inc.(b)	388	194,749
Centene Corp.(a),(b)	48,890	3,938,089
Cigna Corp.(b)	1,817	448,399
Cross Country Healthcare, Inc.(a),(b)	17,834	334,209
CVS Health Corp.(b)	9,722	934,576
HCA Healthcare, Inc.	3,468	744,059
Humana, Inc.	891	396,103
Molina Healthcare, Inc.(a),(b)	3,764	1,179,826
R1 RCM, Inc.(a)	6,200	139,624
UnitedHealth Group, Inc.(b)	8,221	4,180,790
Universal Health Services, Inc., Class B	468	57,344
Total		13,127,851
Common Stocks (continued)
Issuer	Shares	Value ($)
Life Sciences Tools & Services 1.0%
Avantor, Inc.(a)	15,641	498,635
ICON PLC(a)	1,387	313,753
IQVIA Holdings, Inc.(a)	1,541	335,923
Maravai LifeSciences Holdings, Inc., Class A(a),(b)	5,462	167,847
Sotera Health Co.(a)	13,025	265,450
Syneos Health, Inc.(a)	960	70,166
Thermo Fisher Scientific, Inc.	1,820	1,006,314
Total		2,658,088
Pharmaceuticals 4.0%
Amphastar Pharmaceuticals, Inc.(a),(b)	7,701	273,154
AstraZeneca PLC	2,936	391,783
Bristol-Myers Squibb Co.(b)	21,522	1,619,961
Eli Lilly & Co.(b)	621	181,413
Hikma Pharmaceuticals PLC	17,177	403,495
Innoviva, Inc.(a),(b)	20,168	344,066
Johnson & Johnson(b)	3,844	693,688
Merck & Co., Inc.(b)	10,228	907,121
Novartis AG, ADR	2,083	183,367
Novartis AG, Registered Shares	8,298	733,289
Novo Nordisk A/S, Class B	10,557	1,205,887
Pfizer, Inc.(b)	32,545	1,596,983
Roche Holding AG	483	194,043
Sanofi	3,957	418,235
UCB SA	2,356	267,813
Viatris, Inc.(b)	102,296	1,056,718
Total		10,471,016
Total Health Care		38,833,919
Industrials 10.6%
Aerospace & Defense 0.8%
Boeing Co. (The)(a)	1,117	166,254
BWX Technologies, Inc.	8,211	426,315
Hexcel Corp.	5,726	311,265
Howmet Aerospace, Inc.	10,290	351,095
Lockheed Martin Corp.(b)	412	178,034
Maxar Technologies, Inc.	2,272	73,181

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2022	15

Portfolio of Investments  (continued)
April 30, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Northrop Grumman Corp.(b)	949	416,991
Textron, Inc.	2,712	187,806
Total		2,110,941
Air Freight & Logistics 0.9%
CH Robinson Worldwide, Inc.(b)	763	80,992
Expeditors International of Washington, Inc.(b)	15,978	1,582,941
FedEx Corp.	3,535	702,546
Total		2,366,479
Building Products 0.7%
Advanced Drainage Systems, Inc.	6,354	651,031
AGC, Inc.	16,100	603,579
Allegion PLC	3,867	441,766
Resideo Technologies, Inc.(a)	13,675	307,551
Total		2,003,927
Commercial Services & Supplies 0.4%
Clean Harbors, Inc.(a)	4,661	489,079
Copart, Inc.(a)	3,964	450,508
Total		939,587
Electrical Equipment 0.4%
ABB Ltd.	5,835	175,062
AMETEK, Inc.	1,236	156,057
Eaton Corp. PLC	862	125,007
nVent Electric PLC	9,503	321,011
Regal Rexnord Corp.	1,440	183,226
Sensata Technologies Holding(a)	4,124	187,271
Total		1,147,634
Machinery 2.5%
AGCO Corp.	2,980	379,652
Allison Transmission Holdings, Inc.	3,453	129,280
Altra Industrial Motion Corp.	2,483	96,837
Caterpillar, Inc.(b)	1,848	389,078
Deere & Co.	639	241,254
Dover Corp.	1,114	148,496
Fortive Corp.	5,518	317,285
Middleby Corp. (The)(a)	2,448	376,723
Oshkosh Corp.	1,810	167,316
Otis Worldwide Corp.	3,488	254,066
PACCAR, Inc.(b)	40,732	3,382,793
Common Stocks (continued)
Issuer	Shares	Value ($)
Parker-Hannifin Corp.	1,139	308,464
Westinghouse Air Brake Technologies Corp.	3,914	351,908
Total		6,543,152
Marine 0.2%
Nippon Yusen KK	4,700	339,077
ZIM Integrated Shipping Services Ltd.(b)	5,329	296,452
Total		635,529
Professional Services 1.3%
ASGN, Inc.(a)	3,548	402,521
Leidos Holdings, Inc.	3,738	386,920
Persol Holdings Co., Ltd.	1,900	37,695
Robert Half International, Inc.(b)	12,241	1,203,413
Science Applications International Corp.	7,592	631,882
Teleperformance SA	659	236,522
TransUnion	6,601	577,720
Total		3,476,673
Road & Rail 2.2%
Canadian National Railway Co.	1,032	121,384
Knight-Swift Transportation Holdings, Inc.(b)	12,098	579,373
Landstar System, Inc.	2,539	393,291
Norfolk Southern Corp.	1,987	512,408
Old Dominion Freight Line, Inc.(b)	11,653	3,264,238
Union Pacific Corp.(b)	4,348	1,018,693
Total		5,889,387
Trading Companies & Distributors 1.2%
Marubeni Corp.	102,200	1,115,577
Mitsubishi Corp.	5,100	171,235
Mitsui & Co., Ltd.	21,100	510,954
Sumitomo Corp.	60,800	962,077
WESCO International, Inc.(a)	3,696	455,569
Total		3,215,412
Total Industrials		28,328,721
Information Technology 11.9%
Communications Equipment 0.3%
Cisco Systems, Inc.(b)	16,515	808,905

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
April 30, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Electronic Equipment, Instruments & Components 0.9%
Arrow Electronics, Inc.(a),(b)	11,138	1,312,725
Flex Ltd.(a),(b)	29,693	489,637
Jabil, Inc.	9,974	575,799
Total		2,378,161
IT Services 2.1%
Amdocs Ltd.	5,782	460,768
Capgemini SE	2,936	597,708
Cognizant Technology Solutions Corp., Class A	9,346	756,091
Concentrix Corp.	3,785	596,062
Fidelity National Information Services, Inc.	5,302	525,693
FleetCor Technologies, Inc.(a)	3,492	871,324
Gartner, Inc.(a),(b)	1,423	413,453
Global Payments, Inc.	4,039	553,262
VeriSign, Inc.(a),(b)	2,481	443,330
WEX, Inc.(a)	2,473	411,111
Total		5,628,802
Semiconductors & Semiconductor Equipment 4.1%
Advanced Micro Devices, Inc.(a),(b)	29,698	2,539,773
Alpha & Omega Semiconductor Ltd.(a),(b)	7,533	323,166
Applied Materials, Inc.	4,714	520,190
Broadcom, Inc.	786	435,751
KLA Corp.	1,167	372,576
Lam Research Corp.	1,002	466,692
Microchip Technology, Inc.	6,975	454,770
Micron Technology, Inc.	6,823	465,260
NVIDIA Corp.(b)	815	151,158
NXP Semiconductors NV(b)	23,689	4,048,450
Qorvo, Inc.(a)	4,335	493,236
QUALCOMM, Inc.	4,804	671,071
Total		10,942,093
Software 3.0%
Check Point Software Technologies Ltd.(a)	4,547	574,241
Dropbox, Inc., Class A(a),(b)	21,820	474,585
Fortinet, Inc.(a),(b)	1,834	530,044
Microsoft Corp.(b)	15,203	4,219,137
NortonLifeLock, Inc.(b)	21,325	533,978
Oracle Corp.(b)	4,605	338,007
Common Stocks (continued)
Issuer	Shares	Value ($)
Palo Alto Networks, Inc.(a),(b)	1,100	617,408
Sage Group PLC (The)	5,601	51,398
SS&C Technologies Holdings, Inc.(b)	10,585	684,426
Zoom Video Communications, Inc., Class A(a),(b)	405	40,326
Total		8,063,550
Technology Hardware, Storage & Peripherals 1.5%
Apple, Inc.(b)	8,649	1,363,515
Avid Technology, Inc.(a),(b)	9,381	297,472
Hewlett Packard Enterprise Co.(b)	42,756	658,870
HP, Inc.(b)	6,932	253,919
NetApp, Inc.	7,009	513,409
Seagate Technology Holdings PLC(b)	7,885	646,885
Western Digital Corp.(a)	1,614	85,655
Total		3,819,725
Total Information Technology		31,641,236
Materials 5.6%
Chemicals 2.6%
Axalta Coating Systems Ltd.(a)	21,678	549,971
Cabot Corp.	2,141	140,985
CF Industries Holdings, Inc.(b)	5,529	535,373
Corteva, Inc.	14,638	844,466
DuPont de Nemours, Inc.	12,167	802,170
FMC Corp.	2,328	308,553
K+S AG(a)	6,199	208,212
Linde PLC	983	306,657
Mosaic Co. (The)(b)	6,074	379,139
Nutrien Ltd.	12,000	1,179,216
Olin Corp.	7,678	440,717
Scotts Miracle-Gro Co. (The), Class A	1,524	158,389
Solvay SA	1,877	176,508
Tronox Holdings PLC, Class A	14,705	252,926
Valvoline, Inc.	17,098	516,873
Yara International ASA	1,512	76,883
Total		6,877,038
Containers & Packaging 0.3%
Avery Dennison Corp.	1,562	282,097
Crown Holdings, Inc.	5,548	610,502
Total		892,599

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2022	17

Portfolio of Investments  (continued)
April 30, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Metals & Mining 2.6%
Alpha Metallurgical Resources, Inc.(a),(b)	2,395	370,602
BlueScope Steel Ltd.	17,869	254,019
Ferroglobe PLC(a)	73,081	471,372
Glencore PLC(a)	215,043	1,325,023
Norsk Hydro ASA	19,349	162,484
Nucor Corp.(b)	5,972	924,346
POSCO Holdings, Inc.	2,322	530,175
Rio Tinto Ltd.	6,805	538,302
Ryerson Holding Corp.(b)	9,916	365,008
South32 Ltd.	337,096	1,122,643
Steel Dynamics, Inc.(b)	4,469	383,217
Teck Resources Ltd., Class B	1,400	55,231
Warrior Met Coal, Inc.(b)	8,843	301,281
Total		6,803,703
Paper & Forest Products 0.1%
West Fraser Timber Co., Ltd.	3,187	280,111
Total Materials		14,853,451
Real Estate 2.4%
Equity Real Estate Investment Trusts (REITS) 2.2%
Americold Realty Trust	18,790	495,680
Essex Property Trust, Inc.	1,050	345,733
Extra Space Storage, Inc.(b)	2,831	537,890
Host Hotels & Resorts, Inc.	19,949	405,962
Iron Mountain, Inc.(b)	7,557	406,038
Klepierre	6,206	148,545
Lamar Advertising Co., Class A	4,915	542,665
Regency Centers Corp.	3,918	269,676
RioCan Real Estate Investment Trust	22,100	412,875
Segro PLC	8,648	144,786
Ventas, Inc.	8,889	493,784
Vicinity Centres	547,031	713,774
Welltower, Inc.	11,472	1,041,772
Total		5,959,180
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate Management & Development 0.2%
CBRE Group, Inc., Class A(a),(b)	448	37,202
City Developments Ltd.	46,600	285,710
New World Development Co., Ltd.	59,000	225,663
Total		548,575
Total Real Estate		6,507,755
Utilities 1.7%
Electric Utilities 0.8%
Electricite de France SA	29,988	272,622
Exelon Corp.	26,986	1,262,405
FirstEnergy Corp.(b)	478	20,702
Fortum OYJ	37,934	630,686
Total		2,186,415
Independent Power and Renewable Electricity Producers 0.4%
Uniper SE	25,931	666,547
Vistra Corp.(b)	16,079	402,297
Total		1,068,844
Multi-Utilities 0.5%
Engie SA	72,421	854,602
NiSource, Inc.(b)	12,315	358,613
Veolia Environnement SA	613	17,885
Total		1,231,100
Total Utilities		4,486,359
Total Common Stocks (Cost $203,255,611)		220,787,662

Exchange-Traded Equity Funds 0.3%
	Shares	Value ($)
International Large Cap 0.3%
Invesco QQQ Trust Series 1 ETF	2,402	752,426
Total Exchange-Traded Equity Funds (Cost $770,629)		752,426

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
April 30, 2022
Preferred Stocks 0.0%
Issuer	Shares	Value ($)
Consumer Discretionary 0.0%
Automobiles 0.0%
BMW AG	1,035	76,247
Total Consumer Discretionary		76,247
Total Preferred Stocks (Cost $78,651)		76,247

Warrants 0.0%
Issuer	Shares	Value ($)
Energy 0.0%
Oil, Gas & Consumable Fuels 0.0%
Vista Oil & Gas SAB de CV(a)	692,543	128,962
Total Energy		128,962
Total Warrants (Cost $137,248)		128,962

Money Market Funds 16.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.462%(c),(d)	42,575,028	42,562,256
Total Money Market Funds (Cost $42,558,903)		42,562,256
Total Investments (Cost $246,801,042)		264,307,553

Investments in Securities Sold Short

Common Stocks (28.5)%
Issuer	Shares	Value ($)
Communication Services (1.2)%
Diversified Telecommunication Services (0.2)%
Cellnex Telecom SA	(7,871)	(366,869)
Proximus SADP	(7,223)	(126,246)
Telia Co. AB	(42,279)	(175,484)
Total		(668,599)
Entertainment (0.4)%
CTS Eventim AG & Co. KGaA(a)	(4,183)	(287,105)
Lions Gate Entertainment Corp.(a)	(22,344)	(301,421)
Roblox Corp. Class A(a)	(3,482)	(106,723)
Roku, Inc.(a)	(2,868)	(266,437)
Total		(961,686)

Common Stocks (continued)
Issuer	Shares	Value ($)
Interactive Media & Services (0.3)%
Angi, Inc.(a)	(49,343)	(217,603)
Genius Sports Ltd.(a)	(14,620)	(55,848)
Pinterest, Inc., Class A(a)	(10,316)	(211,684)
Vimeo, Inc.(a)	(35,913)	(365,954)
Total		(851,089)
Media (0.3)%
Cable One, Inc.	(201)	(234,406)
Schibsted ASA	(5,404)	(104,573)
Schibsted ASA, Class A	(17,744)	(369,765)
Total		(708,744)
Total Communication Services		(3,190,118)
Consumer Discretionary (3.6)%
Auto Components (0.0)%
Luminar Technologies, Inc.(a)	(6,762)	(83,646)
Stoneridge, Inc.(a)	(3,367)	(66,364)
Total		(150,010)
Automobiles (0.2)%
Rivian Automotive, Inc.(a)	(7,149)	(216,186)
Tata Motors Ltd.(a)	(12,156)	(342,921)
Total		(559,107)
Hotels, Restaurants & Leisure (1.7)%
Bally’s Corp.(a)	(7,864)	(234,662)
Domino’s Pizza Group PLC	(34,729)	(151,797)
Huazhu Group Ltd., ADR	(9,408)	(284,498)
Hyatt Hotels Corp., Class A(a)	(3,922)	(372,433)
Las Vegas Sands Corp.(a)	(11,504)	(407,587)
Oriental Land Co., Ltd.	(4,100)	(620,208)
Papa John’s International, Inc.	(1,810)	(164,800)
PointsBet Holdings Ltd.(a)	(45,572)	(92,867)
Shake Shack, Inc., Class A(a)	(1,340)	(77,492)
Texas Roadhouse, Inc.	(1,999)	(164,578)
Whitbread PLC(a)	(13,260)	(462,865)
Wingstop, Inc.	(852)	(78,179)
Wynn Resorts Ltd.(a)	(20,064)	(1,414,111)
Yum China Holdings, Inc.	(3,642)	(152,235)
Total		(4,678,312)

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2022	19

Portfolio of Investments  (continued)
April 30, 2022

Common Stocks (continued)
Issuer	Shares	Value ($)
Household Durables (0.1)%
Fujitsu General Ltd.	(4,600)	(81,761)
iRobot Corp.(a)	(419)	(21,222)
Vuzix Corp.(a)	(19,081)	(98,649)
Total		(201,632)
Internet & Direct Marketing Retail (0.6)%
Chewy, Inc., Class A(a)	(7,410)	(215,335)
Delivery Hero SE(a)	(6,873)	(241,606)
DoorDash, Inc., Class A(a)	(1,048)	(85,339)
Just Eat Takeaway.com NV(a)	(1,053)	(28,602)
Rakuten Group, Inc.	(34,600)	(243,234)
Revolve Group, Inc.(a)	(5,303)	(224,105)
Wayfair, Inc., Class A(a)	(5,813)	(447,252)
Total		(1,485,473)
Leisure Products (0.1)%
Shimano, Inc.	(900)	(159,466)
Multiline Retail (0.0)%
Big Lots, Inc.	(2,841)	(87,787)
Specialty Retail (0.7)%
Carvana Co.(a)	(4,926)	(285,511)
Dick’s Sporting Goods, Inc.	(1,941)	(187,151)
Fast Retailing Co., Ltd.	(900)	(414,366)
Five Below, Inc.(a)	(1,473)	(231,408)
Floor & Decor Holdings, Inc., Class A(a)	(2,138)	(170,441)
National Vision Holdings, Inc.(a)	(3,076)	(115,811)
RH(a)	(414)	(139,154)
Warby Parker, Inc.(a)	(4,947)	(115,216)
Williams-Sonoma Inc	(1,486)	(193,893)
Total		(1,852,951)
Textiles, Apparel & Luxury Goods (0.2)%
Moncler SpA	(3,372)	(175,660)
On Holding AG(a)	(5,090)	(127,097)
VF Corp.	(2,561)	(133,172)
Total		(435,929)
Total Consumer Discretionary		(9,610,667)

Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples (4.0)%
Beverages (0.2)%
Coca-Cola Bottlers Japan Holdings, Inc.	(27,900)	(312,771)
National Beverage Corp.	(5,810)	(256,105)
Total		(568,876)
Food & Staples Retailing (0.3)%
Ocado Group PLC(a)	(58,786)	(672,315)
Rite Aid Corp.(a)	(6,623)	(42,189)
Sprouts Farmers Market, Inc.(a)	(3,148)	(93,810)
Total		(808,314)
Food Products (1.0)%
B&G Foods, Inc.	(9,020)	(242,909)
Beyond Meat, Inc.(a)	(6,056)	(223,345)
Cal-Maine Foods, Inc.	(7,143)	(383,793)
Campbell Soup Co.	(5,563)	(262,685)
ConAgra Foods, Inc.	(12,283)	(429,045)
Freshpet, Inc.(a)	(3,361)	(313,749)
Hormel Foods Corp.	(5,130)	(268,761)
Kellogg Co.	(3,130)	(214,405)
Kikkoman Corp.	(4,100)	(230,425)
Tattooed Chef, Inc.(a)	(18,817)	(150,348)
Total		(2,719,465)
Household Products (2.0)%
Kimberly-Clark Corp.	(38,276)	(5,313,857)
Tobacco (0.5)%
Altria Group, Inc.	(21,660)	(1,203,646)
Total Consumer Staples		(10,614,158)
Energy (0.7)%
Oil, Gas & Consumable Fuels (0.7)%
Clean Energy Fuels Corp.(a)	(34,035)	(199,445)
Enbridge, Inc.	(8,200)	(357,834)
Gevo, Inc.(a)	(94,570)	(350,855)
Neste OYJ	(10,518)	(451,315)
Washington H. Soul Pattinson & Co., Ltd.	(21,902)	(426,785)
Total		(1,786,234)
Total Energy		(1,786,234)

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
April 30, 2022

Common Stocks (continued)
Issuer	Shares	Value ($)
Financials (4.1)%
Banks (2.0)%
Bank of Hawaii Corp.	(5,655)	(420,393)
Commerce Bancshares, Inc.	(6,939)	(474,419)
Commonwealth Bank of Australia	(7,221)	(524,848)
Community Bank System, Inc.	(7,186)	(462,778)
Cullen/Frost Bankers, Inc.	(3,478)	(460,105)
CVB Financial Corp.	(17,023)	(391,869)
First Financial Bankshares, Inc.	(11,321)	(452,614)
Glacier Bancorp, Inc.	(7,429)	(339,951)
Hang Seng Bank Ltd.	(27,600)	(488,671)
Independent Bank Corp.	(2,328)	(179,629)
Trustmark Corp.	(5,264)	(146,760)
United Bankshares, Inc.	(14,586)	(485,130)
Westamerica Bancorporation	(7,445)	(438,659)
Total		(5,265,826)
Capital Markets (0.7)%
Ashmore Group PLC	(47,149)	(130,341)
B. Riley Financial, Inc.	(5,547)	(250,503)
Credit Suisse Group AG, Registered Shares	(61,156)	(415,085)
Deutsche Bank AG(a)	(40,341)	(403,383)
Hamilton Lane, Inc., Class A	(3,938)	(270,068)
Hargreaves Lansdown PLC	(9,370)	(107,271)
T Rowe Price Group, Inc.	(1,792)	(220,488)
WisdomTree Investments, Inc.	(23,688)	(138,101)
Total		(1,935,240)
Consumer Finance (0.9)%
Credit Acceptance Corp.(a)	(920)	(471,500)
SoFi Technologies, Inc.(a)	(300,477)	(1,838,920)
Upstart Holdings, Inc.(a)	(912)	(68,418)
Total		(2,378,838)
Insurance (0.5)%
eHealth, Inc.(a)	(1,028)	(8,276)
Goosehead Insurance, Inc.	(1,805)	(103,770)
Kinsale Capital Group, Inc.	(1,570)	(348,053)
Lemonade, Inc.(a)	(8,779)	(183,130)
RLI Corp.	(3,390)	(389,104)

Common Stocks (continued)
Issuer	Shares	Value ($)
Trupanion, Inc.(a)	(1,560)	(99,247)
Tryg A/S	(13,661)	(324,819)
Total		(1,456,399)
Total Financials		(11,036,303)
Health Care (2.4)%
Biotechnology (1.2)%
Allogene Therapeutics, Inc.(a)	(4,103)	(34,260)
Alnylam Pharmaceuticals, Inc.(a)	(3,428)	(457,398)
Apellis Pharmaceuticals, Inc.(a)	(2,849)	(124,017)
Argenx SE(a)	(1,917)	(552,304)
Ascendis Pharma A/S ADR(a)	(1,225)	(111,806)
CureVac NV(a)	(9,730)	(166,286)
Exact Sciences Corp.(a)	(11,582)	(637,589)
Global Blood Therapeutics, Inc.(a)	(4,615)	(141,680)
Idorsia Ltd.(a)	(6,769)	(115,536)
Inovio Pharmaceuticals, Inc.(a)	(6,727)	(18,365)
Myriad Genetics, Inc.(a)	(5,138)	(105,329)
Seagen, Inc.(a)	(4,225)	(553,517)
TG Therapeutics, Inc.(a)	(20,609)	(143,026)
Twist Bioscience Corp.(a)	(2,133)	(61,516)
Verve Therapeutics, Inc.(a)	(3,630)	(54,160)
Total		(3,276,789)
Health Care Equipment & Supplies (0.2)%
Ambu A/S	(4,061)	(53,453)
Glaukos Corp.(a)	(2,010)	(95,053)
Novocure Ltd.(a)	(4,179)	(320,028)
Total		(468,534)
Health Care Providers & Services (0.1)%
Alignment Healthcare, Inc.(a)	(5,753)	(55,286)
Fulgent Genetics, Inc.(a)	(1,124)	(61,685)
Guardant Health, Inc.(a)	(1,763)	(108,777)
Progyny, Inc.(a)	(3,424)	(131,653)
Total		(357,401)

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2022	21

Portfolio of Investments  (continued)
April 30, 2022

Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Technology (0.3)%
Definitive Healthcare Corp.(a)	(6,655)	(157,391)
GoodRx Holdings, Inc., Class A(a)	(8,666)	(117,424)
Phreesia, Inc.(a)	(14,171)	(324,233)
Teladoc Health, Inc.(a)	(1,673)	(56,480)
Total		(655,528)
Life Sciences Tools & Services (0.2)%
10X Genomics, Inc., Class A(a)	(8,245)	(393,781)
Brooks Automation, Inc.	(1,678)	(125,783)
Oxford Nanopore Technologies PLC(a)	(21,824)	(83,099)
Total		(602,663)
Pharmaceuticals (0.4)%
Canopy Growth Corp.(a)	(79,800)	(460,295)
Cassava Sciences, Inc.(a)	(2,398)	(50,046)
Nippon Shinyaku Co., Ltd.	(2,000)	(135,268)
Phathom Pharmaceuticals, Inc.(a)	(12,441)	(160,987)
Royalty Pharma PLC, Class A	(3,373)	(143,622)
Taisho Pharmaceutical Holdings Co., Ltd.	(500)	(19,694)
Total		(969,912)
Total Health Care		(6,330,827)
Industrials (5.5)%
Aerospace & Defense (0.4)%
AeroVironment, Inc.(a)	(2,315)	(185,941)
Boeing Co. (The)(a)	(1,643)	(244,544)
CAE, Inc.(a)	(9,355)	(222,469)
Safran SA	(3,409)	(366,121)
Total		(1,019,075)
Air Freight & Logistics (0.1)%
InPost SA(a)	(45,914)	(281,493)
Airlines (0.6)%
American Airlines Group, Inc.(a)	(26,362)	(494,815)
Frontier Group Holdings, Inc.(a)	(18,906)	(200,593)
Joby Aviation, Inc.(a)	(55,591)	(291,297)
United Continental Holdings, Inc.(a)	(10,539)	(532,219)
Wheels Up Experience, Inc.(a)	(60,643)	(184,961)
Total		(1,703,885)

Common Stocks (continued)
Issuer	Shares	Value ($)
Building Products (0.7)%
Johnson Controls International PLC	(20,341)	(1,217,816)
Lennox International, Inc.	(745)	(158,827)
Tecnoglass, Inc.	(18,271)	(407,991)
Total		(1,784,634)
Commercial Services & Supplies (0.1)%
Healthcare Services Group, Inc.	(5,360)	(91,603)
MSA Safety, Inc.	(2,354)	(284,104)
Total		(375,707)
Construction & Engineering (0.1)%
MDU Resources Group, Inc.	(13,462)	(346,781)
Electrical Equipment (0.8)%
Ballard Power Systems, Inc.(a)	(54,000)	(448,511)
Blink Charging Co.(a)	(12,162)	(232,294)
FuelCell Energy, Inc.(a)	(29,714)	(121,233)
ITM Power PLC(a)	(68,730)	(283,155)
Nordex SE(a)	(18,145)	(261,871)
Plug Power, Inc.(a)	(19,499)	(409,869)
Sunrun, Inc.(a)	(14,404)	(287,792)
Vestas Wind Systems A/S	(2,310)	(58,907)
Total		(2,103,632)
Industrial Conglomerates (1.1)%
3M Co.	(18,941)	(2,731,671)
General Electric Co.	(2,565)	(191,221)
Total		(2,922,892)
Machinery (0.6)%
Chart Industries, Inc.(a)	(2,631)	(444,165)
Enerpac Tool Group Corp.	(12,726)	(255,538)
McPhy Energy SA(a)	(9,435)	(172,352)
Proto Labs, Inc.(a)	(5,398)	(230,009)
Techtronic Industries Co., Ltd.	(17,500)	(233,592)
VAT Group AG	(800)	(247,449)
Total		(1,583,105)
Professional Services (0.2)%
Dun & Bradstreet Holdings, Inc.(a)	(16,835)	(265,825)
ManpowerGroup, Inc.	(3,930)	(354,486)
Total		(620,311)

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
April 30, 2022

Common Stocks (continued)
Issuer	Shares	Value ($)
Road & Rail (0.4)%
Grab Holdings Ltd. Class A(a)	(227,556)	(671,290)
Lyft, Inc.(a)	(8,279)	(269,895)
TuSimple Holdings, Inc.(a)	(16,885)	(175,098)
Uber Technologies, Inc.(a)	(115)	(3,620)
Total		(1,119,903)
Trading Companies & Distributors (0.4)%
Custom Truck One Source, Inc.(a)	(40,171)	(263,923)
Triton International Ltd.	(10,664)	(651,464)
Total		(915,387)
Total Industrials		(14,776,805)
Information Technology (3.7)%
Electronic Equipment, Instruments & Components (0.4)%
908 Devices, Inc.(a)	(12,374)	(219,639)
Itron, Inc.(a)	(3,516)	(167,994)
Novanta, Inc.(a)	(2,624)	(337,709)
PAR Technology Corp.(a)	(3,377)	(111,576)
Taiyo Yuden Co., Ltd.	(7,400)	(290,727)
Total		(1,127,645)
IT Services (0.7)%
Affirm Holdings, Inc.(a)	(4,872)	(139,827)
Amadeus IT Holding SA, Class A(a)	(5,591)	(350,348)
Bechtle AG	(1,141)	(52,725)
BigCommerce Holdings, Inc., Series 1(a)	(14,354)	(256,506)
Megaport Ltd.(a)	(4,201)	(24,958)
Okta, Inc.(a)	(3,969)	(473,541)
Toast, Inc. Class A(a)	(7,191)	(133,968)
Twilio, Inc.(a)	(2,208)	(246,899)
Tyro Payments Ltd.(a)	(57,062)	(48,773)
Worldline SA(a)	(6,418)	(252,511)
Total		(1,980,056)
Semiconductors & Semiconductor Equipment (0.5)%
Allegro MicroSystems, Inc.(a)	(12,376)	(300,861)
Melexis NV	(3,719)	(319,219)
SkyWater Technology, Inc.(a)	(4,629)	(28,329)
SunPower Corp.(a)	(16,580)	(273,736)
Wolfspeed, Inc.(a)	(3,286)	(301,359)
Total		(1,223,504)

Common Stocks (continued)
Issuer	Shares	Value ($)
Software (1.6)%
Appfolio, Inc., Class A(a)	(2,811)	(291,951)
Appian Corp.(a)	(5,611)	(268,206)
AVEVA Group PLC	(5,576)	(149,861)
BlackBerry Ltd.(a)	(41,050)	(234,806)
Blackline, Inc.(a)	(4,081)	(273,631)
Ceridian HCM Holding, Inc.(a)	(5,043)	(283,064)
DocuSign, Inc.(a)	(2,338)	(189,378)
Duck Creek Technologies, Inc.(a)	(6,994)	(111,414)
Guidewire Software, Inc.(a)	(3,564)	(309,854)
Jamf Holding Corp.(a)	(9,136)	(281,389)
Lightspeed Commerce, Inc.(a)	(21,300)	(476,023)
Palantir Technologies, Inc., Class A(a)	(21,725)	(225,940)
Procore Technologies, Inc.(a)	(5,479)	(303,920)
Q2 Holdings, Inc.(a)	(4,812)	(248,925)
Unity Software, Inc.(a)	(4,175)	(277,262)
Wisetech Global Ltd.	(6,130)	(190,047)
Xero Ltd.(a)	(2,102)	(138,610)
Total		(4,254,281)
Technology Hardware, Storage & Peripherals (0.5)%
Apple, Inc.	(8,036)	(1,266,875)
Total Information Technology		(9,852,361)
Materials (2.2)%
Chemicals (0.6)%
Amyris, Inc.(a)	(57,864)	(198,473)
Aspen Aerogels, Inc.(a)	(8,234)	(177,854)
Eastman Chemical Co.	(1,864)	(191,377)
Ecolab, Inc.	(720)	(121,925)
EMS-Chemie Holding AG, Registered Shares	(199)	(177,533)
Mitsui Chemicals, Inc.	(5,200)	(118,809)
PureCycle Technologies, Inc.(a)	(16,732)	(130,510)
RPM International, Inc.	(1,619)	(134,215)
Umicore SA	(6,513)	(250,382)
Total		(1,501,078)

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2022	23

Portfolio of Investments  (continued)
April 30, 2022

Common Stocks (continued)
Issuer	Shares	Value ($)
Construction Materials (0.4)%
Cemex SAB de CV, ADR(a)	(61,583)	(270,965)
Holcim AG, Registered Shares(a)	(5,381)	(263,107)
Siam Cement PCL (The), NVDR	(18,000)	(193,463)
Sumitomo Osaka Cement Co., Ltd.	(5,100)	(142,609)
Summit Materials, Inc., Class A(a)	(8,471)	(235,494)
Total		(1,105,638)
Containers & Packaging (0.2)%
Ball Corp.	(3,140)	(254,842)
Greif, Inc., Class A	(3,870)	(234,832)
Ranpak Holdings Corp.(a)	(9,146)	(137,922)
Total		(627,596)
Metals & Mining (0.8)%
Allegheny Technologies, Inc.(a)	(15,408)	(418,789)
Antofagasta PLC	(11,236)	(215,101)
Compass Minerals International, Inc.	(6,693)	(395,757)
De Grey Mining Ltd.(a)	(252,274)	(212,255)
Greatland Gold PLC(a)	(984,608)	(164,365)
KGHM Polska Miedz SA	(6,333)	(204,861)
Southern Copper Corp.	(2,196)	(136,745)
Standard Lithium Ltd.(a)	(37,743)	(234,762)
Total		(1,982,635)
Paper & Forest Products (0.2)%
Nippon Paper Industries Co., Ltd.	(42,900)	(340,748)
UPM-Kymmene Oyj	(7,214)	(249,549)
Total		(590,297)
Total Materials		(5,807,244)
Real Estate (0.8)%
Equity Real Estate Investment Trusts (REITS) (0.5)%
Alexandria Real Estate Equities, Inc.	(1,297)	(236,262)
Extra Space Storage, Inc.	(889)	(168,910)
Rexford Industrial Realty, Inc.	(4,520)	(352,741)
SL Green Realty Corp.	(4,015)	(277,918)
Unibail-Rodamco-Westfield(a)	(2,392)	(168,815)
Total		(1,204,646)

Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate Management & Development (0.3)%
Howard Hughes Corp. (The)(a)	(3,051)	(305,985)
Redfin Corp.(a)	(21,494)	(239,658)
WeWork, Inc.(a)	(50,071)	(350,998)
Total		(896,641)
Total Real Estate		(2,101,287)
Utilities (0.3)%
Electric Utilities (0.1)%
Kyushu Electric Power Co., Inc.	(37,700)	(236,620)
Gas Utilities (0.1)%
Spire, Inc.	(3,103)	(225,743)
Independent Power and Renewable Electricity Producers (0.1)%
Neoen SA(a)	(8,292)	(331,313)
Total Utilities		(793,676)
Total Common Stocks (Proceeds $91,556,819)		(75,899,680)

Exchange-Traded Equity Funds (0.8)%
	Shares	Value ($)
U.S. Large Cap (0.8)%
SPDR S&P 500 ETF Trust	(5,552)	(2,287,424)
Total Exchange-Traded Equity Funds (Proceeds $2,283,762)		(2,287,424)
Total Investments in Securities Sold Short (Proceeds $93,840,581)		(78,187,104)
Total Investments in Securities, Net of Securities Sold Short		186,120,449
Other Assets & Liabilities, Net		80,579,975
Net Assets		266,700,424

At April 30, 2022, securities and/or cash totaling $155,495,688 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
April 30, 2022
Investments in derivatives
Total return swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
SOFR minus 1.642%†	Total return on Sillajen, Inc.	Monthly	Macquarie	09/19/2023	USD	32,148	23,776††	(12)	—	—	23,764	—
SOFR minus 1.000%	Total return on Advantech Ltd.	Monthly	Macquarie	09/19/2023	USD	278,767	5,293	(57)	—	—	5,236	—
Total return on Samsung Electronics Co., Ltd.	SOFR plus 0.800%	Monthly	Macquarie	09/19/2023	USD	226,582	(4,669)	791	—	—	—	(3,878)
Total							24,400	722	—	—	29,000	(3,878)

†	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At April 30, 2022, the total value of these swap contracts amounted to $23,776, which represents 0.01% of total net assets.
††	Valuation based on significant unobservable inputs.

Reference index and values for swap contracts as of period end
Reference index		Reference rate
SOFR	Secured Overnight Financing Rate	0.280%
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with investments sold short.
(c)	The rate shown is the seven-day current annualized yield at April 30, 2022.
(d)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended April 30, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.462%
	22,000,966	351,962,240	(331,400,793)	(157)	42,562,256	(11,777)	42,163	42,575,028
Abbreviation Legend
ADR	American Depositary Receipt
NVDR	Non-Voting Depositary Receipt
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2022	25

Portfolio of Investments  (continued)
April 30, 2022
Fair value measurements  (continued)
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	10,488,317	1,040,298	—	11,528,615
Consumer Discretionary	28,817,822	1,527,213	—	30,345,035
Consumer Staples	13,996,214	2,880,538	—	16,876,752
Energy	15,374,842	2,904,358	—	18,279,200
Financials	15,345,356	3,761,263	—	19,106,619
Health Care	35,121,482	3,712,437	—	38,833,919
Industrials	24,176,943	4,151,778	—	28,328,721
Information Technology	30,992,130	649,106	—	31,641,236
Materials	10,459,202	4,394,249	—	14,853,451
Real Estate	4,989,277	1,518,478	—	6,507,755
Utilities	2,044,017	2,442,342	—	4,486,359
Total Common Stocks	191,805,602	28,982,060	—	220,787,662
Exchange-Traded Equity Funds	752,426	—	—	752,426
Preferred Stocks
Consumer Discretionary	—	76,247	—	76,247
Total Preferred Stocks	—	76,247	—	76,247
Warrants
Energy	128,962	—	—	128,962
Total Warrants	128,962	—	—	128,962
Money Market Funds	42,562,256	—	—	42,562,256
Total Investments in Securities	235,249,246	29,058,307	—	264,307,553
Investments in Securities Sold Short
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2022

Portfolio of Investments  (continued)
April 30, 2022
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stocks
Communication Services	(1,760,076)	(1,430,042)	—	(3,190,118)
Consumer Discretionary	(6,938,235)	(2,672,432)	—	(9,610,667)
Consumer Staples	(9,398,647)	(1,215,511)	—	(10,614,158)
Energy	(908,134)	(878,100)	—	(1,786,234)
Financials	(8,641,885)	(2,394,418)	—	(11,036,303)
Health Care	(5,371,473)	(959,354)	—	(6,330,827)
Industrials	(12,871,865)	(1,904,940)	—	(14,776,805)
Information Technology	(8,034,582)	(1,817,779)	—	(9,852,361)
Materials	(3,274,462)	(2,532,782)	—	(5,807,244)
Real Estate	(1,932,472)	(168,815)	—	(2,101,287)
Utilities	(225,743)	(567,933)	—	(793,676)
Total Common Stocks	(59,357,574)	(16,542,106)	—	(75,899,680)
Exchange-Traded Equity Funds	(2,287,424)	—	—	(2,287,424)
Total Investments in Securities Sold Short	(61,644,998)	(16,542,106)	—	(78,187,104)
Total Investments in Securities, Net of Securities Sold Short	173,604,248	12,516,201	—	186,120,449
Investments in Derivatives
Asset
Swap Contracts	—	5,236	23,764	29,000
Liability
Swap Contracts	—	(3,878)	—	(3,878)
Total	173,604,248	12,517,559	23,764	186,145,571
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Derivative instruments are valued at unrealized appreciation (depreciation).
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2022	27

Statement of Assets and Liabilities
April 30, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $204,242,139)	$221,745,297
Affiliated issuers (cost $42,558,903)	42,562,256
Cash	212
Cash collateral held at broker for:
Swap contracts	60,000
Securities sold short	83,026,347
Unrealized appreciation on swap contracts	29,000
Receivable for:
Investments sold	10,578,243
Capital shares sold	839,658
Dividends	259,715
Foreign tax reclaims	268,900
Expense reimbursement due from Investment Manager	1,935
Prepaid expenses	2,535
Trustees’ deferred compensation plan	38,781
Total assets	359,412,879
Liabilities
Securities sold short, at value (proceeds $93,840,581)	78,187,104
Foreign currency (cost $11,203)	11,204
Unrealized depreciation on swap contracts	3,878
Payable for:
Investments purchased	13,953,188
Capital shares purchased	198,023
Dividends and interest on securities sold short	116,852
Management services fees	11,845
Transfer agent fees	34,271
Compensation of board members	9,566
Other expenses	147,743
Trustees’ deferred compensation plan	38,781
Total liabilities	92,712,455
Net assets applicable to outstanding capital stock	$266,700,424
Represented by
Paid in capital	219,621,195
Total distributable earnings (loss)	47,079,229
Total - representing net assets applicable to outstanding capital stock	$266,700,424
Institutional Class
Net assets	$266,700,424
Shares outstanding	35,935,926
Net asset value per share	$7.42
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2022

Statement of Operations
Year Ended April 30, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$3,997,407
Dividends — affiliated issuers	42,163
Foreign taxes withheld	(211,868)
Total income	3,827,702
Expenses:
Management services fees	4,300,211
Transfer agent fees
Institutional Class	491,719
Compensation of board members	17,450
Custodian fees	392,555
Printing and postage fees	57,125
Registration fees	43,228
Audit fees	82,150
Legal fees	13,508
Interest on collateral	885
Dividends and interest on securities sold short	1,581,090
Interest on interfund lending	19
Compensation of chief compliance officer	87
Other	25,607
Total expenses	7,005,634
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(478,398)
Total net expenses	6,527,236
Net investment loss	(2,699,534)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	27,124,969
Investments — affiliated issuers	(11,777)
Foreign currency translations	(991,725)
Forward foreign currency exchange contracts	(817,171)
Futures contracts	4,217,580
Securities sold short	1,996,149
Swap contracts	11,585,694
Net realized gain	43,103,719
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(33,381,071)
Investments — affiliated issuers	(157)
Foreign currency translations	(955,340)
Forward foreign currency exchange contracts	55,175
Futures contracts	(1,814,575)
Securities sold short	23,807,102
Swap contracts	1,029,908
Net change in unrealized appreciation (depreciation)	(11,258,958)
Net realized and unrealized gain	31,844,761
Net increase in net assets resulting from operations	$29,145,227
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2022	29

Statement of Changes in Net Assets
	Year Ended April 30, 2022	Year Ended April 30, 2021
Operations
Net investment loss	$(2,699,534)	$(3,194,998)
Net realized gain	43,103,719	15,647,061
Net change in unrealized appreciation (depreciation)	(11,258,958)	34,887,283
Net increase in net assets resulting from operations	29,145,227	47,339,346
Distributions to shareholders
Net investment income and net realized gains
Institutional Class	(19,622,766)	—
Total distributions to shareholders	(19,622,766)	—
Increase (decrease) in net assets from capital stock activity	(21,172,260)	9,851,969
Total increase (decrease) in net assets	(11,649,799)	57,191,315
Net assets at beginning of year	278,350,223	221,158,908
Net assets at end of year	$266,700,424	$278,350,223

	Year Ended		Year Ended
	April 30, 2022		April 30, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Institutional Class
Subscriptions	7,824,223	58,217,586	8,789,623	55,388,433
Distributions reinvested	2,767,668	19,622,766	—	—
Redemptions	(13,156,101)	(99,012,612)	(7,151,858)	(45,536,464)
Net increase (decrease)	(2,564,210)	(21,172,260)	1,637,765	9,851,969
Total net increase (decrease)	(2,564,210)	(21,172,260)	1,637,765	9,851,969
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2022

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Institutional Class	Year Ended April 30,
	2022	2021	2020	2019	2018
Per share data
Net asset value, beginning of period	$7.23	$6.00	$6.78	$10.82	$10.60
Income (loss) from investment operations:
Net investment loss	(0.07)	(0.08)	(0.01)	(0.01)	(0.09)
Net realized and unrealized gain (loss)	0.80	1.31	(0.72)	(0.80)	0.92
Total from investment operations	0.73	1.23	(0.73)	(0.81)	0.83
Distributions to shareholders
Distributions from net investment income	(0.08)	—	—	(0.06)	(0.18)
Distributions from net realized gains	(0.46)	—	(0.05)	(3.17)	(0.43)
Total distributions to shareholders	(0.54)	—	(0.05)	(3.23)	(0.61)
Net asset value, end of period	$7.42	$7.23	$6.00	$6.78	$10.82
Total return	10.42%	20.50%	(10.81%)	(5.65%)	7.67%
Ratios to average net assets
Total gross expenses(a)	2.61%(b),(c),(d)	2.90%(b),(c),(d)	2.31%(b),(c)	2.16%(b),(c),(d)	2.36%(b)
Total net expenses(a),(e)	2.43%(b),(c),(d)	2.71%(b),(c),(d)	2.19%(b),(c)	2.12%(b),(c),(d)	2.36%(b)
Net investment loss	(1.00%)	(1.31%)	(0.14%)	(0.11%)	(0.83%)
Supplemental data
Net assets, end of period (in thousands)	$266,700	$278,350	$221,159	$251,976	$290,666
Portfolio turnover	323%	254%	197%	146%(f)	158%

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by:

Class	4/30/2022	4/30/2021	4/30/2020	4/30/2019	4/30/2018
Institutional Class	0.59%	0.87%	0.32%	0.19%	0.40%

(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Ratios include interfund lending expense which is less than 0.01%.
(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(f)	The rate for the year ended April 30, 2019, as disclosed in the April 30, 2020 and 2019 financial statements was calculated and presented incorrectly and has been corrected.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2022	31

Notes to Financial Statements
April 30, 2022
Note 1. Organization
Multi-Manager Directional Alternative Strategies Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates. The Fund offers the share class listed in the Statement of Assets and Liabilities which is not subject to any front-end sales charge or contingent deferred sales charge.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
32	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2022

Notes to Financial Statements  (continued)
April 30, 2022
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2022	33

Notes to Financial Statements  (continued)
April 30, 2022
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown in the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark and to recover an underweight country exposure in its portfolio. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
34	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2022

Notes to Financial Statements  (continued)
April 30, 2022
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to the securities market. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Total return basket swap contracts
The Fund entered into total return basket swap transactions. These instruments allow the Fund to manage exposure to a custom basket of securities and foreign markets (both long and short exposures) without owning or taking physical custody of such securities. Under the terms of the contract, payments made by the Fund or the counterparty are based on the total return of the reference assets within the basket in return for a specified interest rate. The contract allows the Investment Manager of the Fund to alter the composition of the custom basket by trading in and out of the notional reference security positions at its discretion.
The total return basket swap is valued daily, and the change in value is recorded as unrealized appreciation (depreciation). The swap resets monthly at which time the Fund settles in cash with the counterparty. Payments received (or made) by the Fund are recorded as realized gains (losses). Total return basket swaps are subject to the risk associated with the investment in the reference securities within the basket. The risk in the case of short swaps transactions is unlimited based
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2022	35

Notes to Financial Statements  (continued)
April 30, 2022
on the potential for unlimited increases in the market value of the reference securities in the basket. The risk may be offset if the Fund holds any of the reference securities. The risk in the case of long swap transactions is limited to the current notional amount of the swap.
Total return swap contracts
The Fund entered into total return swap contracts to manage long or short exposure to the total return on a specified reference security in return for periodic payments based on a fixed or variable interest rate. These instruments may be used for other purposes in future periods. Total return swap contracts may be used to obtain exposure to an underlying reference security, instrument, or other asset or index or market without owning, taking physical custody of, or short selling any such security, instrument or asset in a market.
Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses). Total return swap contracts are subject to the risk associated with the investment in the underlying reference security, instrument or asset. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference security, instrument or asset. This risk may be offset if the Fund holds any of the underlying reference security, instrument or asset. The risk in the case of long total return swap contracts is limited to the current notional amount of the total return swap contract.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at April 30, 2022:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	29,000*

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	3,878*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
36	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2022

Notes to Financial Statements  (continued)
April 30, 2022
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended April 30, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Equity risk	—	4,217,580	11,585,694	15,803,274
Foreign exchange risk	(817,171)	—	—	(817,171)
Total	(817,171)	4,217,580	11,585,694	14,986,103

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Equity risk	—	(1,814,575)	1,029,908	(784,667)
Foreign exchange risk	55,175	—	—	55,175
Total	55,175	(1,814,575)	1,029,908	(729,492)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended April 30, 2022:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	22,891,759*
Futures contracts — short	212,927**

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	81,237	(213,320)
Total return swap contracts	207,325	(370,788)

*	Based on the ending quarterly outstanding amounts for the year ended April 30, 2022.
**	Based on the ending daily outstanding amounts for the year ended April 30, 2022.
Short sales
The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Fund is required to maintain a margin account with the broker and to pledge assets to the broker as collateral for the borrowed security. Securities pledged as collateral are designated in the Portfolio of Investments. In addition, the collateral is recorded as cash collateral held at broker in the Statement of Assets and Liabilities. The Fund can purchase the same security at the current market price and deliver it to the broker to close out the short sale. The Fund is obligated to pay the broker a fee for borrowing the security and may receive rebate income from the investment of collateral. The net amount of income or fees is included in "Interest income" (for net income received) or “Dividends and interest on securities sold short” (for net expense) in the Statement of Operations. A short position is reported as a liability at fair value in the Statement of Assets and Liabilities. The Fund must also pay the broker for any dividends accrued (recognized on ex-date) on the borrowed security. This amount is recorded as an expense in the Statement of Operations. The Fund will record a gain if the security declines in value, and will realize a loss if the security appreciates. Such gain, limited to the price at which the Fund sold the security short, or such loss, potentially unlimited in size because the short position loses value as the market price of the security sold short increases, will be recognized upon the termination of a short sale.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2022	37

Notes to Financial Statements  (continued)
April 30, 2022
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of April 30, 2022:
	Citi ($)	JPMorgan ($)	Macquarie ($)	Morgan Stanley ($)	Total ($)
Assets
OTC total return swap contracts (a)	-	-	29,000	-	29,000
Liabilities
OTC total return swap contracts (a)	-	-	3,878	-	3,878
Securities borrowed	17,311,274	5,646,129	-	55,229,701	78,187,104
Total liabilities	17,311,274	5,646,129	3,878	55,229,701	78,190,982
Total financial and derivative net assets	(17,311,274)	(5,646,129)	25,122	(55,229,701)	(78,161,982)
Total collateral received (pledged) (b)	(17,311,274)	(5,646,129)	-	(55,229,701)	(78,187,104)
Net amount (c)	-	-	25,122	-	25,122

(a)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
38	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2022

Notes to Financial Statements  (continued)
April 30, 2022
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is equal to 1.60% of the Fund’s daily net assets.
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with Allspring Global Investments, LLC and Boston Partners Global Investors, Inc., each of which subadvises a portion of the assets of the Fund. Effective February 17, 2022, the Investment Manager has entered into a Subadvisory Agreement with J.P. Morgan Investment Management Inc. to serve as a subadviser to a portion of the assets of the Fund. Prior to February 17, 2022, AQR Capital Management, LLC served as a subadviser to the Fund. Prior to November 1, 2021, Allspring Global Investments, LLC was known as Wells Capital Management Incorporated. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2022	39

Notes to Financial Statements  (continued)
April 30, 2022
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.
For the year ended April 30, 2022, the Fund’s effective transfer agency fee rate as a percentage of average daily net assets was as follows:
Effective rate (%)
Institutional Class	0.18
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Fund does not pay the Distributor a fee for the distribution services it provides to the Fund.
40	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2022

Notes to Financial Statements  (continued)
April 30, 2022
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through August 31, 2022
Institutional Class	1.84%
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At April 30, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, tax straddles, non-deductible expenses, constructive sales of appreciated financial positions, derivative investments, re-characterization of distributions for investments, swap investments, foreign currency transactions and passive foreign investment company (PFIC) holdings. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
9,918,081	(10,167,347)	249,266
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2022			Year Ended April 30, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
2,950,230	16,672,536	19,622,766	—	—	—
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2022	41

Notes to Financial Statements  (continued)
April 30, 2022
At April 30, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
15,484,169	11,863,827	—	20,711,324
At April 30, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
165,434,247	33,732,420	(13,021,096)	20,711,324
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,001,176,562 and $1,004,704,824, respectively, for the year ended April 30, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended April 30, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	550,000	0.64	2
42	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2022

Notes to Financial Statements  (continued)
April 30, 2022
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at April 30, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended April 30, 2022.
Note 9. Significant risks
Alternative strategies investment risk
An investment in alternative investment strategies (Alternative Strategies) involves risks, which may be significant. Alternative Strategies may include strategies, instruments or other assets, such as derivatives, that seek investment returns uncorrelated with the broad equity and fixed income/debt markets, as well as those providing exposure to other markets (such as commodity markets), including but not limited to absolute (positive) return strategies. Alternative Strategies may fail to achieve their desired performance, market or other exposure, or their returns (or lack thereof) may be more correlated with the broad equity and/or fixed income/debt markets than was anticipated, and the Fund may lose money.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2022	43

Notes to Financial Statements  (continued)
April 30, 2022
such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock and commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At April 30, 2022, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Short selling risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
44	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2022

Notes to Financial Statements  (continued)
April 30, 2022
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2022	45

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Multi-Manager Directional Alternative Strategies Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Multi-Manager Directional Alternative Strategies Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of April 30, 2022, the related statement of operations for the year ended April 30, 2022, the statement of changes in net assets for each of the two years in the period ended April 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2022 and the financial highlights for each of the five years in the period ended April 30, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 23, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
46	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2022

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2022. Shareholders will be notified in early 2023 of the amounts for use in preparing 2022 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
18.52%	10.01%	$23,416,948
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2022	47

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
48	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2022	49

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
50	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2022	51

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
52	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2021, through December 31, 2021, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2022	53

 Board Consideration and Approval of theSubadvisory Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Multi-Manager Directional Alternative Strategies Fund (the Fund). On November 23, 2021, the Fund’s Board of Trustees (the Board), including a majority of the Board members who are not interested persons of the Fund within the meaning of the Investment Company Act of 1940 (the Independent Trustees), upon the recommendation of the Investment Manager, unanimously approved the Subadvisory Agreement between the Investment Manager and JP Morgan Investment Management Inc. (JPMIM) with respect to the Fund.
At meetings held on November 23, 2021, independent legal counsel to the Independent Trustees reviewed with the Board the legal standards for consideration by directors/trustees of advisory and subadvisory agreements and referred to the various written materials and oral presentations received by the Board and its Contracts Committee in connection with the Board’s evaluation of JPMIM’s proposed services.
The Trustees held discussions with the Investment Manager and JPMIM and reviewed and considered various written materials and oral presentations in connection with the evaluation of JPMIM’s proposed services, including the reports from management with respect to the fees and terms of the proposed Subadvisory Agreement and JPMIM’s investment strategy/style and performance. In considering the Subadvisory Agreement, the Board reviewed, among other things:
•	Terms of the Subadvisory Agreement;
•	Subadvisory fees payable by the Investment Manager under the Subadvisory Agreement;
•	Descriptions of various services proposed to be performed by JPMIM under the Subadvisory Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the experience and resources of JPMIM, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of JPMIM’s compliance program; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, Extent and Quality of Services
The Board considered its analysis of the reports and presentations received by it, detailing the services proposed to be performed by JPMIM as a subadviser for the Fund, as well as the history, expertise, resources and capabilities, and the qualifications of the personnel of JPMIM. The Board considered the diligence and selection process undertaken by the Investment Manager to select JPMIM, including the Investment Manager’s rationale for recommending JPMIM, and the process for monitoring JPMIM’s ongoing performance of services for the Fund. The Board observed that JPMIM’s compliance program had been reviewed by the Fund’s Chief Compliance Officer and was determined by him to be reasonably designed to prevent violation of the federal securities laws by the Fund. The Board also observed that information had been presented regarding JPMIM’s ability to carry out its responsibilities under the proposed Subadvisory Agreement. The Board also considered the information provided by management regarding the personnel, risk controls, philosophy, and investment processes of JPMIM. The Board also noted the presentation by JPMIM to the Board’s Contracts Committee.
The Board also discussed the acceptability of the terms of the proposed Subadvisory Agreement. Independent legal counsel noted that the proposed Subadvisory Agreement was generally similar in scope and form to subadvisory agreements applicable to other subadvised Funds. The Board noted the Investment Manager’s representation that JPMIM has experience subadvising registered mutual funds, including other Columbia Funds.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund supported the approval of the Subadvisory Agreement.
54	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2022

Board Consideration and Approval of the
Subadvisory Agreement  (continued)
(Unaudited)
Investment Performance of JPMIM
The Board observed JPMIM’s relevant performance results versus a broad-based benchmark and versus peers over various periods, noting outperformance versus the Fund and the Fund’s benchmark over the 3-year period ended September 30, 2021. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of JPMIM, in light of other considerations, supported the approval of the Subadvisory Agreement.
Comparative Fees, Costs of Services Provided and Profitability
The Board reviewed the proposed level of subadvisory fees under the proposed Subadvisory Agreement, noting that the proposed subadvisory fees payable to JPMIM would be paid by the Investment Manager and would not impact the fees paid by the Fund. The Board observed that the proposed subadvisory fees for JPMIM were within a reasonable range of subadvisory fees paid by the Investment Manager to the subadvisers of other Funds with similar strategies. The Trustees observed that management fees, which were not proposed to change, remained within the range of other peers and that the Fund’s expense ratio also remained within the range of other peers.
Additionally, the Board considered the expected slight increase in total profitability of the Investment Manager and its affiliates in connection with the hiring of JPMIM. Because the Subadvisory Agreement was negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadviser thereunder, the Board did not consider the profitability to JPMIM from its relationship with the Fund.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the proposed level of subadvisory fees, anticipated costs of services provided and the expected profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Subadvisory Agreement.
Economies of Scale
The Board also considered the economies of scale that may be realized by the Investment Manager and its affiliates as the Fund grows and took note of the extent to which shareholders might also benefit from such growth. The Board considered, in this regard, the expected slight increase in profitability to the Investment Manager from its management agreement with the Fund as a result of the proposed engagement of JPMIM. The Board took into account, in this regard, the significant oversight services provided by the Investment Manager to the Fund. The Board also observed that fees to be paid under the Subadvisory Agreement would not impact fees paid by the Fund (as subadvisory fees are paid by the Investment Manager and not the Fund).
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the Subadvisory Agreement. In reaching its conclusions, no single factor was determinative.
On November 23, 2021, the Board, including all of the Independent Trustees, determined that fees payable under the Subadvisory Agreement appeared fair and reasonable in light of the services proposed to be provided and approved the Subadvisory Agreement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2022	55

Multi-Manager Directional Alternative Strategies Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN284_04_M01_(06/22)

Item 2. Code of Ethics.

(a)The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that David M. Moffett, Brian J. Gallagher, J. Kevin Connaughton, and Sandra L. Yeager, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Moffett, Mr. Gallagher, Mr. Connaughton, and Ms. Yeager are each independent trustees, as defined in paragraph (a)(2) of this item's instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the six series of the registrant whose reports to stockholders are included in this annual filing. Fiscal Year 2021 also includes fees for one fund that liquidated during the period.

(a)Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended April 30, 2022 and April 30, 2021 are approximately as follows:

20222021

$227,000             $279,900

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended April 30, 2022 and April 30, 2021 are approximately as follows:

20222021

$5,500                $5,200

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above.

During the fiscal years ended April 30, 2022 and April 30, 2021, there were no Audit- Related Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c)Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended April 30, 2022 and April 30,

2021 are approximately as follows:

2022	2021
$7,500	$0

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended April 30, 2022 and April 30, 2021, there were no Tax Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d)All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended April 30, 2022 and April 30, 2021 are approximately as follows:

2022	2021
$0	$0

All Other Fees, if any, include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended April 30,

2022 and April 30, 2021 are approximately as follows:

20222021

$520,000            $520,000

In fiscal years 2022 and 2021, All Other Fees primarily consists of fees billed for internal control examinations of the registrant's transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant's Audit Committee is required to pre-approve the engagement of the registrant's independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the "Adviser") or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a "Control Affiliate") if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the "Policy"). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant's independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant ("Fund Services"); (ii) non-audit services to the registrant's Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund ("Fund-related Adviser Services"); and (iii) certain other audit and non-audit services to the registrant's Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund's independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC's rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre- designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre- approval decisions to the Audit Committee at its next regular meeting. The Audit

Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund's Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre- approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre- approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund's Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f)Not applicable.

(g)The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended April 30, 2022 and April 30,

2021 are approximately as follows:

20222021

$533,000              $525,200

(h)The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)The registrant's "Schedule I – Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b)Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940(17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant)	Columbia Funds Series Trust I
By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer
Date	June 23, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer
Date	June 23, 2022
By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer, Principal Financial Officer
and Senior Vice President
Date	June 23, 2022
By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting Officer and Principal
Financial Officer
Date	June 23, 2022